UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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DEERFIELD CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)
N/A
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DEERFIELD CAPITAL CORP.
6250 North River Road, 9th Floor
Rosemont, Illinois 60018
(773) 380-1600

April     , 2010

Dear Stockholder:

        On behalf of the Board of Directors (the "Board") of Deerfield Capital Corp. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders (the "Meeting") of the Company, which will be held on May     , 2010, at 10:00 a.m. EDT, at                                    . The matters to be considered by our stockholders at the Meeting are described in detail in the accompanying materials. Among the matters that you will be considering are: (i) the authorization of the issuance of shares of our common stock in connection with our proposed acquisition (the "Acquisition") of Columbus Nova Credit Investments Management, LLC from Bounty Investments, LLC ("Bounty") and the potential issuance of additional shares of our common stock upon the conversion of $25 million in aggregate principal amount of senior subordinated convertible notes (the "Convertible Notes") that Bounty has agreed to purchase and (ii) the election of two Class III directors. This proxy is solicited on behalf of the Board.

        We are seeking stockholder approval of the issuance of shares of our common stock in connection with the proposed Acquisition and the potential issuance of additional shares of our common stock upon the conversion of the Convertible Notes to satisfy NASDAQ Listing Rule 5635(a), which requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if the issuance would constitute more than 20% of the total number of shares of common stock outstanding before the issuance. As a result, the issuances of our common stock must be approved by our stockholders holding a majority of the votes cast on the proposal (provided that a quorum is present in person or by proxy at the Meeting). Stockholder approval of the issuance of shares of our common stock in connection with the Acquisition and the potential issuance of additional shares of our common stock upon the conversion of the Convertible Notes is required to complete the Acquisition and Bounty's purchase of the Convertible Notes which are conditioned on each other. We will not complete one transaction without the other.

        Stockholders of record at the close of business on April 19, 2010 (the "Record Date") are entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof.

        After careful consideration, including consideration of the unanimous recommendation of a special committee of the Board comprised solely of disinterested directors, our Board recommends that you vote "FOR" the proposal to authorize the issuances of our common stock and "FOR" the other proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

        It is very important that you be represented at the Meeting regardless of the number of shares you own. Even if you plan to attend the Meeting, I urge you to submit your vote promptly. You may vote your shares via a toll-free telephone number, over the Internet, or by marking, signing and dating your proxy card and returning it in the envelope provided, as described in further detail herein. Voting by phone, over the Internet or by proxy card will not prevent you from voting in person, but will ensure that your vote is counted if, for whatever reason, you are unable to attend.

        Your continued support and interest in the Company are sincerely appreciated.

Sincerely,

Peter H. Rothschild Interim Chairman

        These proxy materials are being mailed to stockholders of record on or about April     , 2010.

DEERFIELD CAPITAL CORP.
6250 North River Road, 9th Floor
Rosemont, Illinois 60018
(773) 380-1600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May    , 2010

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Deerfield Capital Corp. (the "Company"), to be held on May             , 2010, at 10:00 a.m. EDT, at                                    .

        At the Meeting, you will be asked to consider and vote upon proposals to:

        1.     Approve (i) the issuance of 4,545,455 shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company (the "Acquisition Shares") in connection with the Company's proposed acquisition (the "Acquisition") of Columbus Nova Credit Investments Management, LLC ("CNCIM") from Bounty Investments, LLC ("Bounty") pursuant to an Acquisition and Investment Agreement (the "Acquisition Agreement"), dated as of March 22, 2010, by and among the Company, Bounty and CNCIM and (ii) the potential issuance of 4,132,231 shares of Common Stock (as such amount may be adjusted in certain events or increased in connection with the payment of PIK Interest (as defined herein)) (the "Conversion Shares") upon the conversion of $25 million in aggregate principal amount of senior subordinated convertible notes (the "Convertible Notes") that Bounty has agreed to purchase pursuant to the Senior Subordinated Convertible Notes Purchase Agreement (the "Convertible Notes Agreement"), dated as of March 22, 2010, between the Company and Bounty (the issuance of the Acquisition Shares together with the potential issuance of the Conversion Shares, the "Stock Issuances");

        2.     Elect two Class III directors to serve on the board of directors of the Company (the "Board") for a three-year term and until their successors have been duly elected or appointed and qualified;

        3.     Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

        4.     Approve any adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting to approve Proposal Nos. 1 or 2.

        We will also conduct such other business as may properly come before the Meeting or any adjournment thereof.

        These items of business are described in further detail in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

        After careful consideration, including consideration of the unanimous recommendation of a special committee of the Board comprised solely of disinterested directors, our Board recommends that you vote "FOR" Proposal Nos. 1, 2, 3 and 4.

        Your vote is important. You should read the attached Proxy Statement and the information incorporated by reference into the Proxy Statement carefully. Whether or not you plan to attend the Meeting, you are urged to vote your shares promptly either by telephone, by Internet or by mail as described in further detail herein. You may revoke your proxy at any time before it is exercised at the Meeting by giving written notice to our Corporate Secretary, by attending the Meeting and voting in person or by submitting a proxy bearing a later date.

        These proxy materials are being mailed to stockholders of record on or about April     , 2010.

        Thank you very much for your continued support.

By order of the Board:

Robert A. Contreras Senior Vice President, General Counsel & Secretary

Rosemont, Illinois
April     , 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May     , 2010.

In accordance with the rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Company's Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at http://www.deerfieldcapital.com.

i

Annex A	Acquisition Agreement
Annex B	Stockholders Agreement
Annex C	Convertible Notes Agreement
Annex D	Majority Voting Bylaw

Documents Furnished With This Proxy Statement:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 23, 2010.

SUMMARY TERM SHEET

        This summary highlights selected information from this Proxy Statement, the annexes attached hereto and the documents referred to or incorporated by reference herein, and may not contain all of the information that is important to you. Below is a summary of the terms of the Acquisition (as defined below) and the issuance of the Acquisition Shares (as defined below), the Convertible Notes Agreement (as defined below) and the potential issuance of the Conversion Shares (as defined below), the Senior Notes Discharge (as defined below), the Trust Preferred Exchange (as defined below) and the DPLC Restructuring (as defined below) (collectively, the "Transactions") and the proposals we are asking you to consider at the Annual Meeting of Stockholders (the "Meeting"). To better understand the Transactions and the proposals we are asking you to consider, you should read this entire Proxy Statement carefully, as well as those additional documents to which we refer. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this Proxy Statement by following the instructions set forth in the section entitled "Where You Can Find More Information". Unless otherwise noted or the context otherwise requires, we refer to Deerfield Capital Corp. as the "Company," "DFR," "we," "us," "our" or "our Company."

The Companies (Page 31)

Deerfield Capital Corp.

        We are a Maryland corporation with an Investment Management segment that manages approximately $9.2 billion of client assets (as of January 1, 2010), including bank loans and other corporate debt, residential mortgage-backed securities ("RMBS"), government securities and asset-backed securities ("ABS"). In addition, we have a Principal Investing segment that has an investment portfolio comprised of fixed income investments, including bank loans and other corporate debt and RMBS. On December 21, 2007, we completed our acquisition of Deerfield & Company LLC ("D&C"), pursuant to a merger agreement, dated as of December 17, 2007 (the "Merger Agreement"), among us, DFR Merger Company, LLC (our wholly-owned subsidiary that was merged into D&C), D&C and Triarc Companies, Inc. (as sellers' representative) (the "Merger"). As a result of the Merger, each of D&C and Deerfield Capital Management LLC ("DCM"), our investment manager, became our indirect, wholly-owned subsidiaries, and we became internally managed. Historically, we had elected to be taxed as a real estate investment trust ("REIT"). However, our status as a REIT terminated in 2008 when we converted to a C corporation.

Bounty Investments, LLC ("Bounty")

        Bounty is an investment vehicle managed by Renova U.S. Management LLC ("RUSM," "Columbus Nova" or "CN"). Founded in 2000, Columbus Nova is a privately-held investment management firm with offices in New York, New York and Charlotte, North Carolina. Bounty is controlled indirectly by Viktor Vekselberg, the Chairman of the Supervisory Committee of the Renova Group.

Columbus Nova Credit Investments Management, LLC ("CNCIM")

        CNCIM, a wholly-owned subsidiary of Bounty, is an investment manager specializing in bank loans. As of December 31, 2009, CNCIM manages approximately $1.8 billion in bank loans and structured product assets in Columbus Nova CLO Ltd. 2006-I, Columbus Nova CLO Ltd. 2006-II, Columbus Nova CLO Ltd. 2007-I and Columbus Nova CLO Ltd. 2007-II (collectively, the "CNCIM CLOs"). Founded in 2006, CNCIM is based in Charlotte, North Carolina.

 Summary of the Transactions

        The Company has entered into a series of agreements which provide for (i) the acquisition of CNCIM in consideration for the issuance of the Acquisition Shares, (ii) the issuance of the Convertible Notes (as defined below) and the potential issuance of the Conversion Shares pursuant to the Convertible Notes Agreement, (iii) the payment and discharge of 100% of the principal amount of outstanding Senior Notes at an aggregate discount of 25.6% from the face amount of the Senior Notes plus accrued interest, (iv) the exchange of $95 million of the $120 million of outstanding Trust Preferred Securities (as defined below) for $95 million of New Subordinated Notes (as defined below), which, among other things, results in the decrease of the amount of interest payable by the Company and (v) the DPLC Restructuring pursuant to which, among other things, outstanding warrants issued to the Pegasus Parties (as defined below) to purchase three million shares of Common Stock have been cancelled. See "Principal Terms of the Transactions."

Principal Reasons for the Transactions (Page 31)

        The Board and the Company's management believe that the Transactions, of which the Stock Issuances are a part, are very compelling as they offer the best opportunity to meet the multiple objectives of the Company's operating strategies and should increase stockholder value. The Acquisition will provide a significant increase in assets under management ("AUM") and management fee income, and the related Transactions will result in the elimination of the Company's near-term debt maturities, reduce our total debt and remove a number of restrictive debt covenants. As a result of the transactions with Bounty, we believe the ongoing relationship between the Company and Bounty will result in opportunities for the Company to grow both organically and via acquisitions that may not have otherwise been available to the Company.

        Since March 2008, the Board and the Company's management have been focused on executing operating strategies to increase stockholder value by growing the Company through the acquisition of management contracts for collateralized debt obligations ("CDOs") (including collateralized loan obligations ("CLOs")) and the consolidation of CDO managers. The strategies also included the exploration of strategic transactions that could improve the Company's overall position in the asset management industry. Subsequent to the formulation of the strategies, the Company was able to consolidate two CDO management contracts, Robeco CDO II Limited and Mayfair Euro CDO I B.V., in July 2008 and February 2009, respectively. The Company also engaged in discussions with multiple potential strategic partners in an effort to best position the Company for profitable growth. None of these discussions resulted in consummated transactions because we did not believe the opportunities were consistent with the Company's strategic objectives and accordingly were not in the best interests of the Company or its stockholders. However, the Company has successfully negotiated the Acquisition and related Transactions which will add AUM, refinance the Company's capital structure with long-term capital and should allow the Company the flexibility to fund additional acquisitions and support organic growth through raising additional AUM from existing and future clients.

        While the Company successfully returned to profitability for each quarter of 2009, significant challenges face the Company in future years. Prominent among them is the 2012 maturity of the Senior Notes, the increasing interest rate payable on the Senior Notes and the restrictive covenants associated with the Senior Notes. An important aspect of the Transactions is the immediate retirement of the Senior Notes at a significant discount through the issuance of the Convertible Notes with less restrictive covenants and a longer maturity, which significantly increases the Company's financial flexibility going forward. If the holders of the Convertible Notes elect to convert them to Common Stock, the Company's balance sheet will be de-levered significantly and it will have no near term debt maturity or refinancing issues.

        In order to satisfy conditions of the Transactions, the Company was able to negotiate significant economic benefits relating to the exchange of $95 million of the Trust Preferred Securities for the New

Subordinated Notes. These benefits include a significant reduction in our interest expenses for five years upon the satisfaction of certain conditions and the elimination of restrictive financial covenants.

        Taken as a whole, the Transactions are transformative for the Company in that we believe they should allow for growth in AUM and revenue, a reduction in interest expense and a significantly stronger balance sheet going forward. We believe these actions create value for the Company's stockholders while providing a firm foundation for future growth and value enhancement.

Principal Terms of the Transactions (Page 32)

The Acquisition and Issuance of the Acquisition Shares

        On March 22, 2010, the Company entered into an Acquisition and Investment Agreement (the "Acquisition Agreement") with Bounty and CNCIM, pursuant to which the Company has agreed to acquire all of the outstanding equity interests of CNCIM from Bounty (the "Acquisition") for a total purchase price of $32.5 million consisting of (i) the issuance of 4,545,455 shares (at an implied price of $5.50 per share) (the "Acquisition Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and (ii) deferred payments totaling $7.5 million in cash payable in five equal annual installments beginning six months after the closing date of the Acquisition and the issuance of the Convertible Notes (the "Closing Date"). The Acquisition Shares would represent approximately 40.2% of the issued and outstanding Common Stock as of the Record Date on a fully diluted basis.

        The Company has agreed to pay the cost of transferring the operations of CNCIM as estimated on the Closing Date, which are currently estimated to be approximately $1.2 million. Bounty has agreed to pay the costs in excess of such amount. Bounty has also agreed to indemnify the Company for losses relating to CNCIM's operating liabilities arising prior to the Closing Date (other than liabilities under certain employment agreements, liabilities relating to the CNCIM CLOs' management agreements, liabilities relating to actions taken pursuant to the Transition Services Agreement (as defined below) and the expenses of the transfer of operations described above) for one year from the Closing Date, as well as certain pre-closing tax liabilities for three years from the Closing Date, up to $5 million in the aggregate.

        The Acquisition Agreement contains customary representations and warranties by CNCIM, limited representations and warranties by Bounty with respect to CNCIM and customary representations and warranties by the Company. The Acquisition Agreement also contains customary covenants of CNCIM and the Company, including with respect to the operation of their respective businesses between the date of the Acquisition Agreement and the Closing Date.

        The consummation of the transactions contemplated by the Acquisition Agreement (the "Closing") is subject to several closing conditions, including, among other things, the approval by the Company's stockholders of the Stock Issuances (as defined below), the consummation of the Senior Notes Discharge (as defined below), the absence of certain governmental constraints and the absence of a material adverse effect on the business of CNCIM or the Company.

        The Acquisition Agreement contains certain termination rights for the Company and Bounty and provides that, upon the termination of the Acquisition Agreement under specified circumstances, the Company will be required to pay to Bounty a termination fee in the amount of $1.5 million, plus Bounty's reasonable and documented out-of-pocket legal fees and expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement. At the Closing, the Company will pay Bounty's (i) reasonable and documented out-of-pocket legal fees and expenses and (ii) reasonable and documented out-of-pocket financial advisor fees and expenses in an amount not to exceed $500,000 in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement.

        Pursuant to a Stockholders Agreement (the "Stockholders Agreement") to be entered into between the Company and Bounty on the Closing Date, the Company has agreed to increase the size of its board of directors (the "Board") to nine members, and Bounty will have the right to designate three of our directors (one of whom must qualify as an independent director if necessary to ensure that a majority of the members of the Board are independent) so long as Bounty owns at least 25% of the outstanding Common Stock (calculated assuming all Conversion Shares (as defined below) then issuable pursuant to the Convertible Notes (as defined below) are outstanding (the "Outstanding Common Stock")), two directors so long as Bounty owns at least 15% of the Outstanding Common Stock and one director so long as Bounty owns at least 5% of the Outstanding Common Stock. Bounty will also have the right to appoint one Board observer so long as Bounty owns at least 15% of the Outstanding Common Stock. See "Information on Our Board of Directors and Its Committees—Bounty Designees." Pursuant to the Stockholders Agreement, for so long as Bounty owns at least 5% of the Outstanding Common Stock, the Company will adopt, and continue to maintain, a majority voting bylaw (the "Majority Voting Bylaw") substantially in the form attached as Annex D to this Proxy Statement requiring that, in uncontested elections, each nominee for election to the Board must be elected by a majority of the votes cast at a meeting called for the election of directors. Bounty would own approximately 40.2% of the Company's Common Stock issued and outstanding on the Record Date on a fully diluted basis as a result of the issuance of the Acquisition Shares (and approximately 56.2% of the Company's Common Stock if, in addition, all of the Convertible Notes to be purchased by Bounty at the Closing are converted), and will therefore have substantial ability (or the absolute power) to block the election of any director nominated by the Nominating & Corporate Governance Committee of our Board (the "Nominating Committee") as a result of the Majority Voting Bylaw. See "Information on our Board of Directors and its Committees—Majority Voting Bylaw."

        Pursuant to the Stockholders Agreement, the Board will establish a strategic committee of the Board (the "Strategic Committee"), which will continue to exist for so long as Bounty owns at least 25% of the Outstanding Common Stock. The Strategic Committee will initially consist of four members: two directors designated by Bounty and two directors designated by those independent directors of the Company not designated by Bounty. The Strategic Committee will report and make recommendations to the Board regarding implementing certain strategic initiatives. None of Bounty's rights with respect to the Board or the Strategic Committee are transferable, including in connection with any sale by Bounty of its Common Stock or Convertible Notes.

        Pursuant to the Stockholders Agreement, for so long as Bounty owns at least 5% of the Outstanding Common Stock, if the Company proposes to issue any securities (subject to specified exceptions), including shares of Common Stock, other capital stock or convertible securities, then Bounty will have a preemptive right to purchase securities in such issuance up to its pro rata portion of such securities (calculated based solely on the Common Stock issued or issuable to Bounty upon conversion of the Convertible Notes as a percentage of the then-outstanding Common Stock prior to the issuance of such securities) at the same purchase price as the Company's proposed issuance to other purchasers.

        Pursuant to the Stockholders Agreement, Bounty has agreed that, until the earlier of the third anniversary of the Closing or the date on which Bounty owns less than 15% of the Outstanding Common Stock, Bounty will not, either alone or together with others, engage in any proxy contest for the election of the Company's directors or make any stockholder proposals with respect to the Company. Bounty has also agreed that as a condition precedent to any sale by it of Common Stock representing 15% or more of the Outstanding Common Stock, Bounty will require the buyer of such Common Stock to agree to abide by these restrictions. Pursuant to the Stockholders Agreement, Bounty has agreed that, until the earlier of the third anniversary of the Closing or the date on which Bounty owns less than 10% of the Outstanding Common Stock, Bounty will not engage in Short Sales (as defined in the Stockholders Agreement) or enter into any swap or other arrangement that transfers to another person any of the economic consequences of ownership of the Common Stock or Convertible Notes.

        In connection with the Acquisition Agreement, we entered into a Transition Services Agreement (the "Transition Services Agreement") with Bounty and CNCIM, pursuant to which we are providing services to CNCIM in connection with CNCIM's management of the CNCIM CLOs.

The Convertible Notes Agreement and Potential Issuance of the Conversion Shares

        On March 22, 2010, the Company entered into a Senior Subordinated Convertible Notes Agreement (the "Convertible Notes Agreement") with Bounty pursuant to which Bounty has agreed to purchase for cash $25 million in aggregate principal amount of our senior subordinated convertible notes (the "Convertible Notes"), convertible into 4,132,231 shares of Common Stock (as such amount may be adjusted in certain events or increased in connection with the payment of PIK Interest (as defined below)) (the "Conversion Shares") at an initial conversion price of $6.05 per share, subject to adjustment. Together with the Acquisition Shares, the Conversion Shares would represent approximately 56.2% of the issued and outstanding Common Stock as of the Record Date after completion of the Transactions. The issuance of the Acquisition Shares and the potential issuance of the Conversion Shares are collectively referred to as the "Stock Issuances." We may issue and sell up to an additional $25 million of Convertible Notes under the Convertible Notes Agreement, subject to Bounty's approval, although we have no agreement with respect to any such additional issuances at this time. The holders of Convertible Notes will have the right, at any time, to convert the principal amount of the Convertible Notes held by such holders into Conversion Shares at the conversion rate, which will initially be approximately 165.29 shares per $1,000 principal amount of Convertible Notes (the "Conversion Rate") (equal to a conversion price of $6.05 per share), and is subject to adjustment from time to time for specified events.

        The total number of shares of Common Stock issuable upon conversion of the Convertible Notes may increase from time to time due to any one or more of the following factors:

  •
  the issuance of up to $25 million in aggregate principal amount of additional Convertible Notes;

  •
  the payment of interest in-kind ("PIK Interest") on the Convertible Notes then outstanding (as discussed below); and

  •
  adjustments to the Conversion Rate due to customary anti-dilution adjustments and a price protection provision set forth in the Convertible Notes Agreement.

        Stockholders are being asked to approve the issuance of all Conversion Shares then issuable pursuant to the Conversion Rate as the same may be adjusted throughout the term of the Convertible Notes Agreement pursuant to the foregoing provisions.

        We intend to close the issuance and sale of the Convertible Notes to Bounty simultaneously with the closing of the Acquisition on the Closing Date. All Convertible Notes issued on the Closing Date or thereafter will mature on the date that is seven years and six months following the Closing Date. Interest on the Convertible Notes will be payable to the holders of the Convertible Notes quarterly in arrears on each January 1, April 1, July 1 and October 1. The Company will pay interest in cash at a per annum rate starting at 8% and increasing to 11% depending on the interest period in which interest is due and payable; provided, that the Company may, in its sole discretion and upon notice to the holders of the Convertible Notes, elect to pay up to 50% of the interest payment due to any holder of the Convertible Notes in PIK Interest, so long as the payment of PIK Interest would not be prohibited by, or constitute a default under, any other indebtedness or preferred stock (if outstanding) of the Company and its subsidiaries (a "PIK Election"). To the extent that the Company has made a PIK Election, then the Company will pay interest at a per annum rate (the "PIK Interest Rate") ranging from 10% to 12% depending upon the interest period in which interest is due and payable. If the

Company makes a PIK Election, then the PIK Interest Rate will apply to the calculation of all interest due (in cash or in-kind) on the date upon which interest is due and payable to the holders of the Convertible Notes and for all subsequent periods for which interest is paid.

        We may not redeem the Convertible Notes prior to the second anniversary of the Closing Date. Thereafter, the Company may redeem all or a part of the Convertible Notes upon not less than 30 nor more than 60 days' notice to the holders of the Convertible Notes at a redemption price equal to 100% of the principal amount of the Convertible Notes plus (i) if the redemption date is on or prior to the third anniversary of the Closing Date, a premium equal to the interest rate then in effect as an additional percentage of principal amount and (ii) if the redemption date is after the third anniversary of the Closing Date but on or prior to the fourth anniversary of the Closing Date, a premium equal to one-half of the interest rate then in effect as an additional percentage of principal amount, in each case, plus accrued and unpaid interest on the Convertible Notes redeemed to the applicable redemption date. The Company is not required to make any mandatory redemption or sinking fund payments in respect of the Convertible Notes.

        The Convertible Notes Agreement contains customary representations, warranties and covenants by Bounty and the Company, including negative covenants that restrict the Company's ability to effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets. The consummation of the transactions contemplated by the Convertible Notes Agreement is subject to several closing conditions, including, among other things, the approval of the Stock Issuances by the Company's stockholders, the consummation of the Acquisition, the consummation of the Senior Notes Discharge and the absence of certain governmental constraints.

        The Convertible Notes Agreement contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company and its material subsidiaries, all outstanding Convertible Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the holders of at least 33 1/3% in principal amount of the then outstanding Convertible Notes may declare all of the outstanding Convertible Notes to be due and payable immediately.

The Senior Notes Discharge

        On March 22, 2010, the Company and D&C, a wholly-owned subsidiary of the Company, entered into a Payment Agreement and Release (the "Senior Notes Discharge Agreement") with the holders of the Series A Senior Secured Notes issued by D&C (the "Series A Notes") and the holders of the Series B Senior Secured Notes issued by D&C (the "Series B Notes" and, together with the Series A Notes, the "Senior Notes"), pursuant to which we have agreed with the holders of the Senior Notes to discharge all of the approximately $48.9 million in aggregate principal amount of Series A Notes outstanding at approximately 64.1% of the principal amount thereof plus accrued interest, and all of the approximately $25.1 million in aggregate principal amount of the Series B Notes outstanding at approximately 94.5% of the principal amount thereof plus accrued interest, or an aggregate discount of approximately 25.6% from the face amount of the Senior Notes plus accrued interest (the "Senior Notes Discharge"). The Company is required to consummate the Senior Notes Discharge if the Company completes one or more debt or equity financing transactions or recapitalization transactions (or any combination of debt or equity financing and recapitalization transactions), which result in cash proceeds to the Company or D&C in an aggregate amount of at least $25 million on or prior to July 31, 2010. The issuance of the Convertible Notes would trigger this requirement. The Company intends to use the proceeds of the issuance of the Convertible Notes, together with other available funds, to effect the Senior Notes Discharge. Upon consummation of the Senior Notes Discharge, all obligations and liabilities of the Company and D&C under the Senior Notes will be released and the intercreditor agreement related to the Senior Notes will be terminated.

        Effective upon the date of the Senior Notes Discharge Agreement, the Company released certain of the holders of the Senior Notes from their obligation to indemnify the Company for losses related to certain matters pursuant to the terms of the Merger Agreement (which indemnification obligations would otherwise have remained in effect until June 30, 2010).

The Trust Preferred Exchange

        On March 4, 2010, the Company entered into an exchange agreement (the "Exchange Agreement") with Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd., Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX Ltd. (collectively, "Taberna"), to exchange $95 million of the $120 million aggregate outstanding principal amount of trust preferred securities (the "Trust Preferred Securities") previously issued by three wholly-owned indirect subsidiaries of the Company, Deerfield Capital Trust I, Deerfield Capital Trust II and Deerfield Capital Trust III, for $95 million aggregate outstanding principal amount of junior subordinated notes (the "New Subordinated Notes") issued by the Company (the "Trust Preferred Exchange"). The Trust Preferred Exchange was completed on March 4, 2010. An aggregate of $25 million in principal amount of Trust Preferred Securities issued by Deerfield Capital Trust I were not exchanged and remain outstanding.

        The New Subordinated Notes are governed by a junior subordinated indenture (the "New Indenture"), dated March 4, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee. Pursuant to the New Indenture, the New Subordinated Notes bear a fixed interest rate of 1.00% per annum commencing on April 30, 2010, payable quarterly through April 30, 2015 or an earlier date upon which certain specified events occur (the "Modification Period"). Thereafter, the New Subordinated Notes will be subject to a variable interest rate equal to LIBOR plus 2.58% per annum, payable quarterly on the then outstanding principal amount of the New Subordinated Notes until maturity on October 30, 2035. The Company may redeem the New Subordinated Notes on or after October 30, 2010 at par for cash or replacement securities acceptable to the holders.

        The New Indenture contains certain restrictive covenants including, among other things, (i) a covenant that requires all asset management activities to be conducted by the Company and its subsidiaries, and which permits the Company to sell equity and material assets of DCM only if all asset management fees and proceeds from equity and asset sales are subject to the limits on restricted payments set forth in the New Indenture, (ii) a debt covenant that permits the Company and DCM to incur indebtedness only if the proceeds of such indebtedness are subject to the limits on restricted payments set forth in the New Indenture and (iii) a restricted payments covenant that restricts the ability of the Company to pay dividends or make distributions in respect of its equity securities, subject to a number of exceptions and conditions. If the Company fails to complete one or more transactions that in the aggregate result in the repayment or refinancing of the Senior Notes upon terms that improve the credit position of the holders of the New Subordinated Notes by satisfying all of the following conditions: (i) increased pro forma interest coverage; (ii) reduced pro forma debt-to-equity ratio; (iii) the aggregate principal amount of any permitted refinancing indebtedness under the New Indenture is less than the aggregate principal amount of the Senior Notes; and (iv) after such transaction(s), the pro forma GAAP consolidated net worth of the Company is either positive or has improved (a "Credit Enhancing Transaction") within certain time periods, then the Modification Period will terminate and certain exceptions to the restricted payments covenant will no longer be available to the Company. We currently expect that the issuance of the Convertible Notes and consummation of the Senior Notes Discharge will satisfy the requirement that the Company complete a Credit Enhancing Transaction.

Deerfield Pegasus Loan Capital LP ("DPLC") Restructuring

        The Company announced on March 22, 2010 that it entered into a Termination Agreement (the "Termination Agreement") with Pegasus Deerfield (AIV), LLC, (the "Pegasus Investor"), PGS Management, LLC, ("PM", and together with the Pegasus Investor, the "Pegasus Parties"), DPLC, DCM, DPLC General Partner LLC, ("DLC GP"), Deerfield Loan Manager LLC ("DLM" and together with the Company, DCM and DLM, the "Deerfield Parties") and Jonathan Trutter, pursuant to which (i) the Pegasus Parties waived certain rights with respect to the Stock Issuances and (ii) the Deerfield Parties and the Pegasus Parties terminated or amended certain provisions of agreements related to DPLC and cancelled warrants to purchase three million shares of Common Stock, which is all of the warrants previously issued to the Pegasus Parties (the "DPLC Restructuring"). Pursuant to the Termination Agreement, (i) DLC GP and DPLC released all partners of DPLC from their unfunded capital commitments to DPLC as of the date of the Termination Agreement, (ii) DPLC will make distributions of $9.0 million to the Pegasus Investor and an amount equal to his entire capital account balance to Jonathan Trutter and (iii) on or after the date the Pegasus Investor receives the distribution described in clause (ii), DLC GP will be permitted to withdraw an amount equal to the entire portion of its capital account attributable to DLM's investment in DLC GP and distribute such amount to DLM. Additionally, the Company will grant the Pegasus Investor and certain of its associates warrants to purchase an aggregate of 250,000 shares of Common Stock at an exercise price of $4.25 per share.

Selected Unaudited Pro Forma Condensed Combined Financial Data (Page 82)

        The following selected unaudited pro forma condensed combined financial data was prepared using the purchase method of accounting, with the Company treated as the acquirer. The selected unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 data gives effect to the Transactions as if they had occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet data at December 31, 2009 gives effect to the Transactions as if they had occurred on December 31, 2009.

        The unaudited pro forma condensed combined financial data is provided for illustration purposes only and does not purport to represent what the actual combined results of operations or financial position of the Company would have been had the Transactions occurred at the beginning of the period presented or on the date indicated, nor is it necessarily indicative of future operating results or financial position. The selected unaudited pro forma condensed combined financial data as of and for the for the year ended December 31, 2009 is derived from the unaudited pro forma condensed combined financial statements included elsewhere in this Proxy Statement and should be read in conjunction with those statements and the related notes. See "Unaudited Pro Forma Condensed Combined Financial Information."

Selected Unaudited Pro Forma Condensed Combined Statements of Operations Data:

Year Ended December 31, 2009
(in thousands)
Net interest income	$33,775
Provision for loan losses	20,114
Investment advisory fees	26,100
Total net revenue	39,761
Total expense	37,710
Net other income and gain	74,929
Net income	74,566

Selected Unaudited Pro Forma Condensed Combined Balance Sheet Data:

As of December 31, 2009
(in thousands)
Cash and cash equivalents	$20,706
Total assets	702,183
Long-term debt	363,072
Total stockholders' equity	28,561

Regulatory Approvals To Be Obtained in Connection with the Transactions(Page 63)

        We do not believe that the Company, Bounty or CNCIM are required to obtain any U.S. federal or state regulatory approvals to complete the Transactions described herein. In the United States, we must comply with applicable federal and state securities laws and the Listing Rules of the NASDAQ Stock Market LLC ("NASDAQ") in connection with the Stock Issuances. The Company has applied to have the Acquisition Shares and the Conversion Shares listed on NASDAQ.

Interests of Certain of our Directors and Executive Officers in the Transactions (Page 63)

        Peter W. May, a member of the Board, is a director of and, indirectly, a significant stockholder in Wendy's/Arby's Group, Inc., which owns approximately $48.9 million in principal amount of Series A Notes that are expected to be discharged by the Company for an aggregate amount of approximately $30.8 million plus all unpaid and accrued interest in cash as of the closing date of the Transactions. Mr. May has indicated that he intends to resign from the Board following the consummation of the Transactions and the Board intends to fill the vacancy created thereby with an individual who qualifies as an independent director.

        Jonathan W. Trutter, our Chief Executive Officer and a member of the Board, owns approximately $637,000 in principal amount of Series A Notes that are expected to be discharged by the Company for an aggregate amount of approximately $408,000 plus all unpaid and accrued interest in cash as of the closing date of the Transactions.

        On March 22, 2010, we entered into a letter agreement (the "2010 Rothschild Compensation Agreement") with Peter H. Rothschild setting forth the fees payable to him for his services as Interim Chairman of the Board for the year ending December 31, 2010. The 2010 Rothschild Compensation Agreement provides for a base fee during 2010 of $41,667 per month and an expense reimbursement of $10,000 per month for expenses relating to office space, information technology and other items which Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. This agreement is subject to cancellation upon 30 days' notice at the discretion of the Compensation Committee of the Board (the "Compensation Committee") as well as upon the occurrence of certain other specified events. The 2010 Rothschild Compensation Agreement also provides for two discretionary fees, a "Capital Transaction Success Fee" not to exceed $1 million and a "Non-Capital Transaction Success Fee" not to exceed $500,000, which may be paid if certain specified conditions are met. The conditions for payment of the discretionary fees include, but are not limited to, Mr. Rothschild playing an instrumental role in arranging and completing a strategic transaction that substantially increases shareholder value. The Compensation Committee has complete discretion over whether to award the Capital Transaction Success Fee and the Non-Capital Transaction Success Fee and over the amount of the fees and the portion payable as cash or non-cash compensation, and the Compensation Committee has not yet finally determined the amount of such fees to be paid in connection with the consummation of the Transactions.

        In consideration of their services rendered as members of the special committee of the Board (the "Special Committee"), Robert E. Fischer and Stuart I. Oran are each entitled to compensation in an amount equal to $15,000 per month (not to exceed $90,000 total) and Robert B. Machinist, as

Chairman of the Special Committee, is entitled to compensation in an amount equal to $45,000 per month (not to exceed $180,000 total).

        The Compensation Committee has discussed but not yet finally determined to award special bonuses to officers and directors of the Company upon consummation of the Transactions. The Special Committee has advised Bounty that such bonuses, if paid, together with any discretionary fees paid pursuant to the 2010 Rothschild Compensation Agreement, would not exceed $1.3 million in the aggregate.

Impact of the Stock Issuances on Existing Stockholders (Page 64)

        The Stock Issuances will significantly dilute the Common Stock ownership percentages of our existing stockholders.

  •
  Assuming the issuance of the 4,545,455 Acquisition Shares and no other issuances of shares as of the date of approval by our stockholders, Bounty would own approximately 40.2% of our Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

  •
  Assuming the issuance of the Acquisition Shares, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes and we have not elected to pay PIK Interest, we expect to issue approximately 4,132,231 Conversion Shares. In such event Bounty would own approximately 56.2% of our Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

  •
  Assuming the issuance of the Acquisition Shares, if in addition Bounty elects to convert the entire principal amount of the Convertible Notes and we have elected to pay the maximum permitted amount of PIK Interest, we would expect the maximum amount of Conversion Shares to be issued to be approximately 5,208,869. In such event Bounty would own approximately 59.1% of our Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

        The actual number of Conversion Shares issuable may vary due to the adjustment provisions in the Convertible Notes, including in respect of the issuance of shares of our Common Stock or other equity securities by the Company, mergers or sales of assets by the Company, dividends or distributions of cash or property by the Company, spin-offs or tender or exchange offers. As a result of the Stock Issuances, Bounty will become a significant stockholder of the Company with substantial influence (or even control) over matters submitted to a vote of our stockholders, including the election of directors, amendment of our organizational documents, acquisitions or other business combinations involving the Company and potentially the ability to prevent extraordinary transactions such as a takeover attempt.

        The Stockholders Agreement provides that if Bounty holds at least 25% of the Outstanding Common Stock (including shares issuable upon conversion of the Convertible Notes), Bounty will have the right to designate three out of nine directors to the Board (one of whom must qualify as an independent director if necessary to ensure that a majority of the members of the Board are independent). If Bounty holds less than 25% but 15% or more of the Outstanding Common Stock, then Bounty will have the right to designate two out of nine directors to the Board, and if Bounty holds less than 15% but 5% or more of the Outstanding Common Stock, Bounty will have the right to designate one director out of nine directors to the Board. Upon consummation of the Transactions, the Board will establish the Strategic Committee consisting of two directors designated by Bounty and two directors designated by those independent directors of the Company not designated by Bounty. The Strategic Committee will report and make recommendations to the Board regarding implementing certain strategic initiatives. As a result, the directors elected to the Board by Bounty may exercise significant influence on matters considered by the Board. Bounty may have interests that diverge from, or even conflict with, those of the Company and its other stockholders.

        As of December 31, 2009, the Company had net operating losses ("NOLs") of approximately $209.0 million, which will begin to expire in 2028 if not used, and net capital losses ("NCLs") of approximately $422.8 million, which will begin to expire in 2012 if not used. The issuance of the Acquisition Shares will result in an "Ownership Change" for purposes of Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result of the occurrence of the Ownership Change, our ability to use our NOLs, NCLs and certain built-in losses to reduce our taxable income in a future year would generally be limited to an annual amount (the "Section 382 Limitation") equal to the fair market value of the Common Stock immediately prior to the Ownership Change multiplied by the long term tax-exempt interest rate in effect in the month of the Ownership Change, which for the month of April 2010 is 4.03%.

        Our Charter currently contains transfer restrictions to prevent investors from aggregating ownership of our Common Stock and triggering an Ownership Change. Since the issuance of the Acquisition Shares will result in an Ownership Change, our Board has exempted the Stock Issuances from the restrictions set forth in Article IX of the Charter. If the Transactions are consummated and the Acquisition Shares are issued to Bounty, our Board has agreed to terminate the restrictions on ownership and transfer contained in Article IX of the Charter.

Dissenters' or Appraisal Rights of Existing Stockholders (Page 65)

        Under applicable Maryland law, the Company's stockholders do not have dissenters' or appraisal rights in connection with the Stock Issuances, and we do not plan to independently provide stockholders with any such rights.

Vote Required and Recommendation of the Special Committee and the Board (Page 65)

        For the approval of the Stock Issuances, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal.

        In developing its recommendation to the stockholders to vote in favor of the Stock Issuances, the Special Committee and the Board considered many factors, including the positive and negative factors described in the section of this Proxy Statement entitled "Proposal No. 1—Approval of the Stock Issuances—Vote Required and Recommendation of the Special Committee and the Board", and concluded that the Stock Issuances are advisable and in the best interests of the Company and its stockholders. Our Board believes that the Company's financial position, capital structure and business will be strengthened as a result of the Acquisition and the Stock Issuances and the use of proceeds thereof.

        After careful consideration, including consideration of the unanimous recommendation of the Special Committee, our Board, other than Peter W. May who because of a conflict of interest took no part in the consideration of the Acquisition or the Stock Issuances, recommends that the Company's stockholders vote "FOR" Proposal No. 1.

Election of Class III Directors (Page 70)

        The term of the Class III directors, Jonathan W. Trutter and Robert B. Machinist, expires at the Meeting. Those directors have been nominated for re-election to serve as directors for a term expiring at our annual meeting in 2013 and until their successors are duly appointed or qualified.

        For the election of directors, you may vote in favor of one or both of the nominees or withhold your vote as to one or both of the nominees. You will be voting with respect to the nominees that were nominated by our Board based on a recommendation from the Nominating Committee and you will not be able to vote for more than two persons. If a quorum is present, then the nominees receiving a plurality of all of the votes cast at the Meeting will be elected.

        Our Board recommends a vote "FOR" the election as directors of each of Jonathan W. Trutter and Robert B. Machinist.

Ratification of Deloitte (Page 72)

        The Audit Committee of our Board (the "Audit Committee") has appointed Deloitte & Touche LLP ("Deloitte") to audit the financial statements of the Company for the fiscal year ending December 31, 2010. Deloitte was our independent registered public accounting firm for our 2008 and 2009 fiscal years. Deloitte representatives are expected to attend the Meeting and, therefore, will have the opportunity to make a statement and be available to respond to questions. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

        For the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2010, you may vote in favor of the proposal, vote against the proposal or abstain from voting. If a quorum is present, approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal.

        Our Board recommends a vote "FOR" ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

        The following are some of the questions, and answers to those questions, that you as a stockholder of the Company may have regarding the Acquisition, the Stock Issuances and the other matters being considered at the Meeting to which this Proxy Statement relates. The information in this section does not provide all of the information that may be important to you with respect to the matters being considered at the Meeting. Therefore, you should read this Proxy Statement carefully, as well as the full contents of the other documents to which this Proxy Statement refers or incorporates by reference. These documents contain information that may be important to you in determining how you will vote on the matters to be considered at the Meeting. See "Where You Can Find More Information" beginning on Page 130.

Q:    When is the Meeting and where will it be held?

A:
The Meeting will be held on May , 2010, at 10:00 a.m. EDT, at                                    . The date, time and place of any adjournment or postponement of the Meeting will be established in accordance with our governing documents and applicable law. Directions to the Meeting are posted on the "DFR Stockholder Info" section of our website, http://www.deerfieldcapital.com, and may also be obtained by contacting our Legal Department, in writing, at Deerfield Capital Corp., Attn: General Counsel, 6250 North River Road, 9th Floor, Rosemont, Illinois 60018 or by phone at (773) 380-1600. Information on our website is not incorporated into this Proxy Statement.

Q:    Why am I receiving these proxy materials?

A:
You are receiving a Proxy Statement because you were a record owner of shares of the Company's Common Stock on the Record Date, and that entitles you to vote on the matters being considered at the Meeting. This Proxy Statement is designed to assist you in voting and provides the information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC").

Q:    What am I being asked to vote on?

A:
You are being asked to vote on the following matters:

1.
Approval of (i) the issuance 4,545,455 shares of Common Stock (at an implied price of $5.50 per share) in connection with the Company's proposed Acquisition of CNCIM from Bounty and (ii) the potential issuance of 4,132,231 shares of Common Stock (as such amount may be adjusted in certain events or increased in connection with the payment of PIK Interest) upon the conversion of $25 million in aggregate principal amount of Convertible Notes that Bounty has agreed to purchase at the Closing (if converted at the initial Conversion Rate). As described in more detail in this Proxy Statement, the Company intends to use the proceeds of the sale of the Convertible Notes, together with other funds, to pay and discharge all of the approximately $74 million in aggregate principal amount of Senior Notes outstanding for an aggregate purchase price of $55 million plus accrued interest, which is an aggregate discount of approximately 25.6% from their face amount. The reduction to the interest rate terms and the modification to the restricted payment covenant in the New Subordinated Notes issued in the Trust Preferred Exchange will not remain in place unless we complete a Credit Enhancing Transaction. Consummation of the Senior Notes Discharge will satisfy this requirement. (See "Proposal No. 1—Approval of the Stock Issuances—Principal Terms of the Transactions");

2.
Election of two Class III directors to serve on the Board for a three-year term and until their successors have been duly elected or appointed and qualified;

3.
Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

  4.
  Approval of any adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting to approve Proposal Nos. 1 and 2.

  We will also conduct such other business as may properly come before the Meeting or any adjournment thereof.

Q:    Why is stockholder approval of the Stock Issuances described in Proposal No. 1 required?

A:
Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to the issuance of a listed company's common stock when the aggregate number of shares to be issued in connection with the acquisition of stock or assets of another company exceeds 20% of the total outstanding shares of common stock of such company before the issuance.

  Pursuant to the Acquisition Agreement, we have agreed to issue 4,545,455 shares of our Common Stock to Bounty in connection with our acquisition of CNCIM. Pursuant to the Convertible Notes Agreement, we have also agreed to issue $25 million in aggregate principal amount of Convertible Notes to Bounty for cash. The Convertible Notes are convertible at the holder's option into Common Stock of the Company at any time at the Conversion Rate, which will initially be approximately 165.29 shares per $1,000 principal amount of Convertible Notes (equal to a conversion price of $6.05 per share) subject to adjustment in certain events. Accordingly, the Convertible Notes will initially be convertible into 4,132,231 shares of Common Stock (as such amount may be adjusted in certain events or increased in connection with the payment of PIK Interest). The Convertible Notes bear interest at rates ranging from 8% to 11%, and the Company may elect to pay 50% of the interest on the Convertible Notes in-kind as PIK Interest (in which case interest rates will range from 10% to 12%). To the extent that we pay PIK Interest, additional shares of Common Stock will be issuable to the holder of the Convertible Notes at the Conversion Rate on the full amount of such PIK Interest.

  The number of shares to be issued in the Acquisition plus the number of shares initially issuable upon conversion of the Convertible Notes equals approximately 56.2% of our Common Stock issued and outstanding on the Record Date.

Q:    Will the Stock Issuances described in Proposal No. 1 dilute the existing stockholders' percentage of ownership in the Company?

A:
Yes. The issuance of the Acquisition Shares and the Conversion Shares will significantly dilute your existing holdings of our Common Stock.

  •
  Assuming the issuance of the 4,545,455 Acquisition Shares and no other issuances of shares as of the date of approval by our stockholders, Bounty would own approximately 40.2% of our Common Stock issued and outstanding as of the Record Date on a fully diluted basis, and your ownership will have been diluted by that amount.

  •
  Assuming the issuance of the Acquisition Shares, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes and we have not elected to pay PIK Interest, we expect to issue approximately 4,132,231 Conversion Shares. In such event Bounty would own approximately 56.2% of our Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

  •
  Assuming the consummation of the issuance of the Acquisition Shares, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes and we have elected to pay the maximum permitted amount of PIK Interest, we would expect the maximum amount of Conversion Shares to be issued to be approximately

      5,208,869. In such event Bounty would own approximately 59.1% of our Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

Q:    What will happen if our stockholders vote to approve the Stock Issuances described in Proposal No. 1?

A:
If the Stock Issuances are approved, we expect to complete the Acquisition and the issuance of the Convertible Notes on or around May , 2010.

Q:    What will happen if our stockholders do not vote to approve the Stock Issuances described in Proposal No. 1?

A:
If the Stock Issuances are not approved, we will not be able to complete the Acquisition, and the issuance of the Convertible Notes, which is contingent upon the completion of the Acquisition, will not occur. Additionally, the restrictions contained in Article IX of the Charter will remain in effect.

  We intend to use the proceeds of the sale of the Convertible Notes, together with other funds, to effect the Senior Notes Discharge. If we are unable to complete the sale of the Convertible Notes, we will not be able to complete the Senior Notes Discharge.

  Certain of the benefits of the Trust Preferred Exchange, including the reduction to the interest rate terms and the modification of the restricted payment covenant in the New Subordinated Notes, will not become permanent unless we complete a Credit Enhancing Transaction. The issuance of the Convertible Notes and consummation of the Senior Notes Discharge will qualify as a Credit Enhancing Transaction. If we do not complete the issuance of the Convertible Notes and Senior Notes Discharge and are not able to complete another Credit Enhancing Transaction (i) by August 31, 2010, then certain exceptions to the restricted payment covenant in the New Subordinated Notes will revert to the terms contained in the Trust Preferred Securities and (ii) by December 21, 2012, then the interest rate terms of the New Subordinated Notes will revert to the terms contained in the Trust Preferred Securities, which in each case are less advantageous to the Company. See "Proposal No. 1—Approval of the Stock Issuances—Principal Terms of the Transactions."

Q:    Why is the Company engaging in the Acquisition and the Stock Issuances?

A:
Since March 2008, the Board and the Company's management have been focused on executing operating strategies to increase stockholder value by growing the Company through the acquisition of CDO management contracts. The strategies also include the exploration of strategic transactions that could improve the Company's overall position in the asset management industry. The Acquisition and related transactions enable us to satisfy both objectives by expanding our management fee base at a faster rate and lower cost than we would otherwise be able to do through internal growth alone, especially considering the challenges facing CDO investment managers in the current financial and credit markets, and improve the Company's capital structure.

  The Acquisition and the Stock Issuances, together with the Senior Notes Discharge, the Trust Preferred Exchange and the DPLC Restructuring, will de-lever our capital structure, reduce our interest expense, increase our book value and enhance overall stockholder value, including by completing the Senior Notes Discharge at a discount to the face value of the Senior Notes and terminating covenants in the Senior Notes and Trust Preferred Securities that were exchanged that place restrictions on our flexibility to manage and conduct our business. By reducing the principal amount of debt on our balance sheet and extending the maturity thereof, eliminating certain restrictive covenants and adding to our AUM, the Transactions should allow us the flexibility to fund additional acquisitions and support organic growth through raising additional AUM from existing and future clients.

Q:    Is there a break-up fee under the Acquisition Agreement?

A:
Yes. Under certain circumstances, we are required to pay Bounty a termination fee of $1.5 million and reimburse Bounty's legal expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement upon termination of the Acquisition Agreement.

Q:    Why does the Board recommend I vote "FOR" Proposal No. 1?

A:
In developing its recommendation to the stockholders to vote in favor of the Stock Issuances, our Board considered many factors, including the positive and negative factors described in the section of this Proxy Statement entitled "Proposal No. 1—Approval of the Stock Issuances—Vote Required and Recommendation of The Special Committee and The Board" and concluded that the Stock Issuances are advisable and in the best interests of the Company and our stockholders. Our Board believes that the Company's financial position, capital structure and business will be strengthened as a result of the Acquisition and the Stock Issuances and the use of proceeds thereof. After careful consideration, including consideration of the unanimous recommendation of the Special Committee, our Board, other than Peter W. May who because of a conflict of interest took no part in the consideration of the Acquisition or the issuance of the Convertible Notes, recommends that the Company's stockholders vote "FOR" Proposal No. 1.

Q:    Do I have dissenters' or appraisal rights if I object to the Stock Issuances described in Proposal No. 1?

A:
No. Under applicable Maryland law, the Company's stockholders do not have dissenters' or appraisal rights in connection with the Stock Issuances or the other matters being voted upon at the Meeting, and we do not plan to independently provide stockholders with any such rights.

Q:    What is the impact upon the Company's existing NOLs and NCLs if the stockholders vote to approve the Stock Issuances described in Proposal No. 1?

A:
As of December 31, 2009, the Company had NOLs of approximately $209.0 million, which will begin to expire in 2028 if not used, and NCLs of approximately $422.8 million, which will begin to expire in 2012 if not used. The Company did not recognize for financial statement purposes any net assets associated with NOLs and NCLs and believes it is unlikely that the Company would have generated sufficient income to utilize a substantial amount of the NOLs and NCLs. The issuance of the Acquisition Shares will result in an "Ownership Change" for purposes of Sections 382 and 383 of the Code. As a result of the occurrence of the Ownership Change, our ability to use our NOLs, NCLs and certain recognized built-in losses to reduce our taxable income in a future year would generally be limited to the Section 382 Limitation. NOLs, NCLs and certain recognized built-in losses that exceed the Section 382 Limitation in any year will continue to be allowed as carryforwards for the remainder of the carryforward period, and such NOLs, NCLs and recognized built-in losses can be used to offset taxable income for years within the carryforward period subject to the Section 382 Limitation in each year. However, if the carryforward period for any such tax attributes were to expire before that loss is fully utilized, the unused portion of that loss would be lost. We believe that the Section 382 Limitation imposed on the Company due to the Ownership Change will severely limit the Company's ability to use existing NOLs and NCLs to offset future taxable income. Our Charter currently contains transfer restrictions to prevent investors from aggregating ownership of our Common Stock and triggering an Ownership Change.

  Since the issuance of the Acquisition Shares will result in an Ownership Change, our Board has exempted the Stock Issuances from the restrictions set forth in Article IX of the Charter. If the Transactions are consummated and the Acquisition Shares are issued to Bounty, our Board has agreed to terminate the restrictions on ownership and transfer contained in Article IX of the Charter.

Q:    How does our Board recommend I vote on Proposal Nos. 2, 3 and 4?

A:
Our Board recommends a vote "FOR" Proposal No. 2—Election of Directors, "FOR" Proposal No. 3—Ratification of Independent Public Accounting Firm, and "FOR" Proposal No. 4—Approval of the Adjournment or Postponement of the Meeting.

Q:    What other matters may arise at the Meeting?

A:
Other than Proposal Nos. 1, 2, 3 and 4 described in this Proxy Statement, we do not expect any other matters to be presented for a vote at the Meeting. If any other matter is properly brought before the Meeting, your proxy gives authority to the proxies named therein to vote on such matters in their discretion.

Q:    Do I need to vote to approve the Acquisition or the sale of the Convertible Notes?

A:
No. However, stockholder approval of the Stock Issuances is a condition to consummation of the Acquisition and the issuance of the Convertible Notes.

Q:    Who is entitled to vote at the Meeting?

A:
Only those stockholders who owned Common Stock at the close of business on the Record Date, which was April 19, 2010, are entitled to vote at the Meeting. At the close of business on the Record Date, we had 6,455,357 shares of Common Stock outstanding entitled to cast a vote on the proposals presented in this Proxy Statement, which were held by                 stockholders of record. Each outstanding share of our Common Stock entitles its holder to one vote.

Q:    How do I vote?

A:
Stockholders can vote in person at the Meeting or by proxy. There are three ways to vote by proxy:

  •
  By Telephone—visit https://secure.amstock.com/voteproxy/login2.asp to view our proxy materials and obtain the toll free number to call;

  •
  By Internet—visit www.voteproxy.com and follow the on-screen instructions; or

  •
  By Mail—if you received your proxy materials by mail, you can vote by mail by marking, signing, dating and returning the proxy card in the envelope provided.

  Telephone and Internet voting for stockholders of record will close at 11:59 p.m. EDT on May     , 2010.

  If you properly complete, sign and return a proxy card, your shares will be voted as you specify. However, if you sign and return a proxy card but do not specify a vote with respect to the proposal, your shares will be voted as our Board recommends with respect to the proposal and in the proxy's discretion with respect to any other matter that may be properly considered at the Meeting.

  If you are a beneficial owner (that is, your shares are held in "street name" by a bank, broker or other nominee or intermediary, which we collectively refer to as "brokers"), you will receive voting instructions or a voting information form from the holder of record. You must follow the instruction of the holder of record in order for your shares to be voted.

  If you plan to attend the Meeting, you must present identification containing a photograph, such as a driver's license or passport. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Meeting. If you are not a stockholder of record, but hold shares in "street name" through a broker, you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to April 19, 2010, a copy of the voting instruction card provided to you by your broker or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above, you will not be admitted to the Meeting.

Q:    How can I revoke my vote?

  You may revoke your vote at any time before it is exercised at the Meeting by:

    •
    Delivering written notice of such revocation to our Corporate Secretary prior to the Meeting at the address listed below;

    •
    Submitting a telephone vote, an Internet vote or a properly executed proxy card bearing a later date that we receive before the polls close at the Meeting; or

    •
    Attending the Meeting and voting in person.

  If you hold your shares in "street name" (that is, through a broker), you may revoke a previous vote only by following the procedures established by the broker.

  You may provide written notice to our Corporate Secretary at Deerfield Capital Corp., Attention: Corporate Secretary, 6250 North River Road, 9th Floor, Rosemont, Illinois 60018.

Q:    What is a "quorum"?

A:
A "quorum" is a majority of the outstanding shares of Common Stock, which may be present in person at the Meeting or represented by proxy. The presence of a majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Your shares will be counted for purposes of determining a quorum if you attend the Meeting and vote in person or if you vote by telephone, by internet or by submitting a properly executed proxy card by mail. Abstentions and withheld votes will be counted for determining whether a quorum is present for the Meeting. The presence at the Meeting, in person or by proxy, of the holders of at least 3,227,679 shares of our Common Stock will be required to establish a quorum.

Q:    What vote is required for approval of each proposal?

A:
With respect to Proposal No. 1 for the approval of the Stock Issuances, you may vote in favor of the proposal, against the proposal or abstain from voting on the proposal. Approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal (provided that a quorum is present at the Meeting). Abstentions are not considered votes cast and will therefore have no effect on the outcome of the vote on this proposal.

  With respect to Proposal No. 2 for the election of director nominees, you may vote in favor of one or both of the nominees or withhold your vote as to one or both of the nominees. You will be voting with respect to the nominees that were nominated by our Board based on a recommendation from the Nominating Committee, and you will not be able to vote for more than two persons. There is no cumulative voting in the election of directors. If a quorum is present, then the nominees receiving a plurality of all of the votes cast at the Meeting will be elected. "Plurality" means that the individuals who receive the greatest number of votes cast "FOR" are elected as directors. Withheld votes will have no effect in the election of directors because the directors will be elected by a plurality of all of the votes cast at the Meeting.

  With respect to Proposal No. 3 for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2010, you may vote in favor of the proposal, against the proposal or abstain from voting on the proposal. Approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal (provided that a quorum is present). Abstentions are not considered votes cast and will therefore have no effect on the outcome of the vote on this proposal.

  With respect to Proposal No. 4 for the approval of any adjournment or postponement of the Meeting, if necessary or appropriate, you may vote in favor of the proposal, against the proposal or abstain from voting on the proposal. Approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal (provided that a quorum is present). Abstentions are not considered votes cast and will therefore have no effect on the outcome of the vote on this proposal.

Q:    If my shares of Common Stock are held in "street name" by my broker, will my broker automatically vote my shares for me?

A:
Other than with respect to certain routine matters, brokers holding shares of our Common Stock for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners, unless the brokers have been given discretionary voting power by the beneficial owners. In certain circumstances, brokers holding shares for a beneficial owner may not have discretionary voting power and may not have received voting instructions from the beneficial owner of the shares. In such cases, a broker may not vote on a proposal, which is known as a "broker non-vote." Broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting, but are not counted as votes cast.

  Proposal No. 1, approval of the Stock Issuances, Proposal No. 2, election of Class III directors, and Proposal No. 4, approval of adjournment or postponement of the Meeting, are not "routine" matters. Accordingly, if you do not provide voting instructions to your broker with respect to Proposal Nos. 1, 2 or 4, your broker may not exercise discretion and is prohibited from giving a proxy to vote your shares with respect to such proposals. With respect to Proposal Nos. 1, 2 and 4, broker non-votes will have no effect on the approval of such proposals.

  Proposal No. 3, ratification of the appointment of Deloitte as the Company's independent registered public accounting firm, is a "routine" matter. Accordingly, even if you do not provide voting instructions to your broker, your broker may exercise discretion and may give a proxy to vote your shares with respect to such proposal.

  You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you give instructions on how to vote to your broker, you may later revoke the instructions by taking the steps described in the information that you receive from your broker.

Q:    Who counts the votes?

A:
American Stock Transfer & Trust Company ("AST") will receive and tabulate the proxies. AST will act as the independent inspector of election and will certify the results.

Q:    Who will solicit and pay the cost of soliciting proxies?

A:
The Company will pay the cost of soliciting proxies, including the expenses related to the printing and mailing of this Proxy Statement. In addition to solicitation by mail, proxies may be solicited personally, or by telephone or other electronic means, by our directors, officers or other employees without additional compensation for such services. We will also pay approximately $9,500 (plus reimbursement of out-of-pocket expenses) to Georgeson, Inc. ("Georgeson") to assist with the solicitation of proxies. Georgeson may solicit proxies by telephone or other electronic means or in person. The Company will also reimburse Georgeson for routine out-of-pocket expenses in connection with this proxy solicitation. The Company will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses. In addition, the Company will indemnify Georgeson against any losses arising out of the firm's proxy soliciting services on our behalf.

Q:    Will representatives of Deloitte be present at the Meeting and available to answer questions?

A:
Yes. We expect that representatives of Deloitte will be present at the Meeting, will be given the opportunity to make a statement if they desire to do so and will be available to answer questions.

Q:    When is this Proxy Statement and Notice being mailed?

A:
This Proxy Statement, proxy card and Notice are first being mailed to the Company's stockholders on or about April , 2010.

Q:    Where can I obtain access to these proxy materials?

A:
A copy of this Proxy Statement, proxy card and Notice will be mailed to each stockholder of the Company entitled to vote at the Meeting. In addition, this Proxy Statement is available at http://www.deerfieldcapital.com. The Notice contains instructions on how to access this Proxy Statement and our other proxy materials online and how to vote your shares.

Q:    Who can help answer my questions, and where can I get additional information about matters described in this Proxy Statement and additional information about the Company?

A:
If you have questions about the matters described in this Proxy Statement, or how to submit your proxy, or if you need additional copies of the Proxy Statement or the enclosed proxy card or voting instructions, you should contact Georgeson, our proxy solicitor, at 1-800-280-0857. If you would like additional information about the Company, please refer to our annual, quarterly and current reports, proxy statements and other information on file with the SEC.

IMPORTANT NOTE

        No person is authorized to make any representation with respect to the matters described in this Proxy Statement other than those contained, or incorporated by reference, in this Proxy Statement and, if given or made, such representation must not be relied upon as having been authorized by us or any other person or entity. This Proxy Statement, and the information incorporated herein, provides you with detailed information about the proposals to be considered and voted upon at the Meeting. The information in this Proxy Statement is current as of the date of this Proxy Statement. Stockholders are urged to carefully review this Proxy Statement, which discusses each of the proposals to be voted upon at the Meeting, including the accompanying annexes containing the agreements relating to the Acquisition and the issuance of the Convertible Notes, the text of the Majority Voting Bylaw and the information incorporated herein.

        This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction where it is unlawful to make such proxy solicitation. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

FORWARD-LOOKING STATEMENTS

        The Private Securities Litigation Reform Act of 1995 (the "Act") provides a safe harbor for forward-looking statements made by or on behalf of the Company. Certain statements made in this Proxy Statement may constitute forward-looking statements (within the meaning of Section 27.A of the Securities Act 1933, as amended (the "Securities Act"), and Section 21.E of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) regarding the expectations of management with respect to revenues, profitability, and adequacy of funds from operations, among other things. All statements containing a projection of revenues, income (loss), earnings (loss) per share, capital expenditures, dividends, capital structure or other financial items, a statement of management's plans and objectives for future operations, or a statement of future economic performance contained in management's discussion and analysis of financial condition and results of operations, including statements related to new products, volume growth and statements encompassing general optimism about future operating results and non-historical information, are forward-looking statements within the meaning of the Act.

        The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Relating to the Acquisition and the Stock Issuances:

  •
  The ability to integrate CNCIM into the business of the Company successfully and the amount of time and expense spent and incurred in connection with the integration;

  •
  The failure to realize the economic benefits that the Company anticipates as a result of the Acquisition;

  •
  The failure to uncover all risks and liabilities associated with the Acquisition;

  •
  The impact of the issuance of $25 million in aggregate principal amount of Convertible Notes and the use of proceeds thereof, including its impact on the Company's liquidity, ability to raise additional capital and financial condition;

  •
  The impact of the Stock Issuances on the Company's Common Stock, including dilution of the ownership of the Company's Common Stock;

  •
  The failure to obtain any necessary third party consents or satisfy any of the other conditions of the Acquisition;

  •
  Adverse effects on the market price of our Common Stock and on our operating results because of a failure to complete the Acquisition and the Stock Issuances;

  •
  The impact of the Stock Issuances on our ability to use our NOLs, NCLs and certain recognized built-in losses to offset future taxable income and gains;

  •
  The reduction in CNCIM CLO management fees or AUM resulting from payment defaults by issuers of the underlying collateral, downgrades of the underlying collateral by the rating agencies or depressed market values of the underlying collateral, all of which may contribute to the triggering of certain structural provisions and/or events of default built into CLOs; and

  •
  Significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the Company following the completion of the Acquisition and the Stock Issuances.

Relating to our Business Generally:

  •
  Effects of the recent dislocation and weakness in the mortgage market and credit markets generally;

  •
  Effects of the recent global economic crisis and recession;

  •
  Effects of leverage and indebtedness on our assets and performance;

  •
  Failure to comply with covenants contained in the agreements governing our indebtedness and failure to obtain waivers for future non-compliance;

  •
  Limitations and restrictions contained in instruments and agreements governing our indebtedness;

  •
  Our ability to maintain adequate liquidity, including our ability to raise additional capital and secure additional financing;

  •
  Our ability to maintain compliance with the Listing Rules of NASDAQ and to maintain the listing of our securities on a national securities exchange;

  •
  Our ability to generate earnings or raise capital to maintain positive stockholders' equity;

  •
  Rapid changes in the fair values of our assets, making it difficult for us to comply with our exemption from registration under the Investment Company Act of 1940, as amended;

  •
  Increases in borrowing costs relative to interest received on our assets;

  •
  The costs and effects of the current SEC investigation into certain mortgage securities trading procedures in connection with which the SEC has requested information from the Company and DCM regarding certain mortgage securities trades of ours;

  •
  Changes in strategy, including investment strategy;

  •
  Effect of the current market conditions on management fees and equity cash flows from CDOs;

  •
  Loss of key personnel, most of whom are not bound by employment agreements;

  •
  Our ability to enter into, and the effects of, any potential strategic transaction;

  •
  Adverse changes in accounting principles, tax laws or legal or regulatory requirements;

  •
  Failure to comply with applicable laws and regulations;

  •
  Liability resulting from actual or potential future litigation;

  •
  The costs, uncertainties and other effects of legal and administrative proceedings;

  •
  The costs of obtaining, and the potential inability to obtain, necessary or prudent insurance to cover our business operations;

  •
  The impact of competition; and

  •
  Actions of domestic and foreign governments and the effect of war or terrorist activity.

Relating to our Investment Management Segment:

  •
  Continued reductions in AUM and related reductions in our investment advisory fee revenue, due to such factors as weak investment performance, substantial illiquidity or price volatility in the fixed income instruments in which we invest, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products that we offer or loss of investor confidence due to weak investment performance, volatility of returns, general declines in economic conditions and adverse publicity;

  •
  Non-renewal or early termination of investment management agreements or removal of DCM as investment manager pursuant to the terms of such investment management agreements;

  •
  Pricing pressure on the advisory fees that we can charge for our investment advisory services;

  •
  Our ability to assume or otherwise acquire additional CDO management contracts on favorable terms, or at all;

  •
  Difficulty in increasing AUM, or efficiently managing existing AUM, due to market-related constraints on trading capacity, inability to hire the necessary additional or replacement personnel or lack of potentially profitable trading opportunities;

  •
  The reduction in CDO management fees or AUM resulting from payment defaults by issuers of the underlying collateral, downgrades of the underlying collateral by the rating agencies or depressed market values of the underlying collateral, all of which may contribute to the triggering of certain structural provisions and/or events of default built into CDOs;

  •
  Our inability, due to market conditions, to launch CDO or other investment vehicles, which provide us with investment management fee revenue;

  •
  Liability relating to our failure to comply with investment guidelines set by our clients or the provisions of the management and other agreements; and

  •
  Changes in laws, regulations or government policies affecting our business, including investment management regulations and accounting standards.

Relating to our Principal Investing Segment:

  •
  Impact of changes in our strategy surrounding the composition and decreased size of our investment portfolio;

  •
  A decrease in the value of our mortgage portfolio resulting in higher counterparty margin calls and decreased liquidity;

  •
  Effects of defaults or terminations under repurchase transactions, interest rate swaps and long term debt obligations;

  •
  The impact on our investments and business strategy resulting from conservatorship of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and related efforts, along with any changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the U.S. government;

  •
  Effects of having all of our repurchase transactions concentrated with two counterparties;

  •
  Higher or lower than expected prepayment rates on the mortgages underlying our RMBS portfolio;

  •
  Illiquid nature of certain of the assets in our investment portfolio;

  •
  Increased rates of default on our investment portfolio (which risk rises as the portfolio seasons) and decreased recovery rates on defaulted loans;

  •
  Our inability to obtain the financing needed to leverage our RMBS and other portfolios and our inability to obtain favorable interest rates, margin or other terms on any such financing;

  •
  Flattening or inversion of the yield curve (a decreased differential between long and short term interest rates) reducing our net interest income on our financed mortgage securities positions;

  •
  Our inability to adequately hedge or our decision to not fully hedge our holdings that are sensitive to changes in interest rates;

  •
  Narrowing of credit spreads, thus decreasing our net interest income on future credit investments (such as bank loans);

  •
  Concentration of investment portfolio in adjustable-rate RMBS;

  •
  Effects of investing in equity and mezzanine securities of CDOs; and

  •
  Effects of investing in the debt of middle market companies.

        These and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements are set forth in the Company's annual report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 23, 2010 (the "2009 Annual Report") and in our other filings with the SEC, which are incorporated by reference herein. Readers of this Proxy Statement are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Proxy Statement except as required by applicable law or regulation.

RISK FACTORS

        In addition to the other information included or incorporated by reference in this Proxy Statement, you should carefully consider the matters described below relating to the Transactions described in this Proxy Statement in deciding whether to vote for the approval of the proposals presented in this Proxy Statement. Additional risks and uncertainties not presently known to the Company or that are not currently believed to be material, if they occur, also may adversely affect the Transactions described in this Proxy Statement and the results of operations of the Company following the Transactions. For risks related to the Company, please see "Item 1A—Risk Factors" of our 2009 Annual Report, which is incorporated by reference herein.

Bounty may exercise significant influence (or even control) over the Company, including through its ability to designate three of the nine members of the Company's Board.

        If the Transactions are completed, the Common Stock owned by Bounty would represent approximately 40.2% of the Company's Common Stock issued and outstanding as of the Record Date on a fully diluted basis. Assuming Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes and the Company has not elected to pay PIK Interest, the Common Stock owned by Bounty would represent approximately 56.2% of our Common Stock issued and outstanding as of the Record Date on a fully diluted basis. Assuming Bounty elects to convert the entire principal amount of the Convertible Notes and the Company has elected to pay the maximum permitted amount of PIK Interest, the Common Stock owned by Bounty will represent approximately 59.1% of the outstanding shares of the Company's Common Stock on a fully diluted basis. There are no restrictions on Bounty's ability to vote the Common Stock owned by it. As a result, Bounty may have the ability to significantly influence (or even control) the outcome of any matter submitted for the vote of the Company's stockholders, including the amendment of our organizational documents, acquisitions or other business combinations involving the Company and potentially the ability to prevent extraordinary transactions such as a takeover attempt. As a result of its ownership of the Acquisition Shares and the Conversion Shares, Bounty will therefore have substantial ability (or the absolute power) to block the election of any director nominated by the Nominating Committee as a result of the Majority Voting Bylaw.

        Pursuant to the Stockholders Agreement to be entered into between the Company and Bounty on the Closing Date, the Company has agreed to increase the size of the Board to nine members, and Bounty will have the right to designate three of our directors (one of whom must qualify as an independent director if necessary to ensure that a majority of the members of the Board are independent) so long as Bounty owns at least 25% of the Outstanding Common Stock, two directors so long as Bounty owns at least 15% of the Outstanding Common Stock and one director so long as Bounty owns at least 5% of the Outstanding Common Stock. Bounty will also have the right to appoint one Board observer so long as Bounty owns at least 15% of the Outstanding Common Stock. Upon consummation of the Transactions, the Board will establish a Strategic Committee consisting of two directors designated by Bounty and two directors designated by those independent directors of the Company not designated by Bounty. The Strategic Committee will report and make recommendations to the Board regarding the following and, for matters approved by the Board, will be responsible for effectuating the following: (i) the identification and execution of merger and acquisition opportunities; (ii) setting direction for the Company with our management, including new investment initiatives and investment products; (iii) the hiring, dismissal and scope of responsibility of senior management; and (iv) the integration of the CLO platforms of CNCIM and the Company. As a result, the directors elected to the Board by Bounty may exercise significant influence on matters considered by the Board. Bounty may have interests that diverge from, or even conflict with, those of the Company and its other stockholders.

        Because our Board has passed a resolution exempting the Company from the Maryland Business Combination Act and because our Bylaws exempt the Company from the Maryland Control Share

Acquisition Act, our stockholders will not enjoy the benefit of certain Maryland stockholder provisions that may restrict the activities of large stockholders under certain circumstances.

The Stock Issuances will have a substantial dilutive effect on the Company's Common Stock, which may adversely affect the market price of the Company's Common Stock.

        When the Transactions are completed, there will be an additional 4,545,455 shares of Common Stock and approximately 4,132,231 shares of Common Stock issuable upon conversion of the Convertible Notes, assuming the Company does not elect to pay any PIK Interest (or approximately 5,208,869 shares assuming the Company elects to pay the maximum permitted amount of PIK Interest), which will be entitled to participate with respect to any dividends or other distributions paid on the Common Stock. When the Transactions are completed, the Common Stock owned by Bounty will represent approximately 40.2% of the issued and outstanding shares of the Company Common Stock as of the Record Date on a fully diluted basis. Assuming Bounty elects to convert the entire $25 million principal amount of the Convertible Notes issued at the Closing and the Company has not elected to pay PIK Interest, the Common Stock owned by Bounty will represent approximately 56.2% of the outstanding Common Stock outstanding as of the Record Date on a fully diluted basis. Assuming Bounty elects to convert the entire principal amount of the Convertible Notes and the Company has elected to pay the maximum permitted amount of PIK Interest, the Common Stock owned by Bounty would represent approximately 59.1% of our Common Stock issued and outstanding as of the Record Date on fully diluted basis.

The market price of the Common Stock may decline as a result of the Stock Issuances.

        We are unable to predict the potential effects of the Stock Issuances on the trading activity and market price of our Common Stock. We have granted registration rights to Bounty for the resale of both the Acquisition Shares and the Conversion Shares. These registration rights would facilitate the resale of such securities into the public market, and any such resale would increase the number of shares of our Common Stock available for public trading. Sales by Bounty of a substantial number of shares of our Common Stock in the public market, or the perception that such sales might occur, could have a material adverse effect on the price of our Common Stock.

If the Transactions are not completed, the price of the Company's Common Stock could decline and our future business and operations could be harmed.

        The Company's and Bounty's obligations to complete the sale of CNCIM to the Company and the Company's and Bounty's obligations to complete the issuance of the Convertible Notes are subject to conditions, many of which are beyond the control of the parties. If the Transactions are not completed for any reason, the Company may be subject to a number of material risks, including the following:

  •
  The Company may be required under certain circumstances to pay Bounty a termination fee of $1.5 million and to reimburse Bounty's legal expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement;

  •
  The price of our Common Stock may decline;

  •
  The Company may be subject to litigation related to the failure to complete the Transactions, which could require substantial time and resources to resolve;

  •
  Costs related to the Transactions, such as financial advisory, legal, accounting, proxy solicitation and printing fees, must be paid even if the Transactions are not completed;

  •
  Matters relating to the Transactions (including the negotiation of terms and integration planning) required a substantial commitment of time and resources by the Company management, which could otherwise have been devoted to other opportunities that may have been beneficial to the Company;

  •
  The Company may not be able to realize the expected benefits of the Acquisition of CNCIM.

  •
  If the Transactions are not completed, the Company may be unable to find a partner willing to engage in similar transactions on terms as favorable as those set forth in the Acquisition Agreement and the Convertible Notes Agreement, or at all; and

  •
  If the Company is unable to complete a Credit Enhancing Transaction in a timely fashion, then the Modification Period relating to the New Subordinated Notes will terminate and certain exceptions to the restricted payments covenant contained in the New Indenture relating to the New Subordinated Notes will no longer be available to the Company.

Certain elements of the Transactions may discourage other parties from entering into transactions with the Company.

        While the Acquisition Agreement is in effect, subject to limited exceptions, the Company is prohibited from soliciting, initiating or encouraging any inquiries or proposals from third parties that may lead to a proposal or offer for an acquisition of or other significant transaction with the Company. In addition, if the Board terminates the Acquisition Agreement to accept an alternative transaction proposal or if the Board changes its recommendation of the proposal to approve the Stock Issuances in response to a material event, development or change in circumstance that occurs, arises or becomes known to the Board, then the Company will be obligated to pay a termination fee of $1.5 million to Bounty and reimburse Bounty for its legal expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement. These provisions, alone or in combination, could discourage other parties from trying to acquire the Company even though those other parties might be willing to offer greater value to the Company than that offered by the Transactions.

        In addition, after the completion of the Transactions, the ownership position and governance rights of Bounty could discourage a third party from proposing a change of control or other strategic transaction concerning the Company.

Some of the Company's directors and executive officers may have interests in the Transactions that may differ from the interests of the Company's stockholders.

        When considering the Board's recommendation to vote in favor of the proposals presented in this Proxy Statement, you should be aware that the Company's directors may have interests in the Transactions that may be different from, or in addition to, your interests. Pursuant to the 2010 Rothschild Compensation Agreement, Peter Rothschild, our Interim Chairman and a member of the Board, may be entitled to receive two discretionary fees, a "Capital Transaction Success Fee" not to exceed $1 million and a "Non-Capital Transaction Success Fee" not to exceed $500,000, which may be paid if certain specified conditions are met. The conditions for payment of the discretionary fees include, but are not limited to, Mr. Rothschild playing an instrumental role in arranging and completing a strategic transaction that substantially increases shareholder value. The Compensation Committee has complete discretion over whether to award the Capital Transaction Success Fee and the Non-Capital Transaction Success Fee and over the amount of the fees and the portion payable as cash or non-cash compensation. The Compensation Committee has not yet finally determined the amount of fees to be paid in connection with consummation of the Transactions. Peter W. May, a member of the Board, is a director of and, indirectly, a significant stockholder in Wendy's/Arby's Group, Inc., which owns approximately $48.9 million in principal amount of Series A Notes that are expected to be discharged by the Company for an aggregate amount of approximately $30.8 million plus all unpaid and accrued interest in cash as of the closing date of the Transactions. Jonathan W. Trutter, our Chief Executive Officer and a member of the Board, owns approximately $637,000 in principal amount of Series A Notes that are expected to be discharged by the Company for an aggregate amount of $408,000 plus all unpaid and accrued interest in cash as of the closing date of the Transactions. In consideration of their services rendered as members of the Special Committee, Robert E. Fischer and Stuart I. Oran are each entitled to compensation in an amount equal to $15,000 per month (not to exceed $90,000 total) and Robert B. Machinist, as Chairman of the Special Committee, is entitled to compensation in an amount equal to $45,000 per month (not to exceed $180,000 total). The Compensation Committee has discussed but not finally yet determined to award special bonuses to officers and directors of the Company upon consummation of the Transactions. The Special Committee has advised Bounty that such bonuses, if paid, together with any discretionary fees paid pursuant the 2010 Rothschild Compensation Agreement, would not exceed $1.3 million in the aggregate. See "Proposal No. 1—Approval of the Stock Issuances—Interests of Certain of our Directors and Executive Officers in the Transactions."

The Company may not be able to realize all of the benefits of the Acquisition of CNCIM.

        CNCIM derives its revenues from collateral management agreements with the CNCIM CLOs. Under the collateral management agreements, payment of CNCIM's management fees is generally subject to a "waterfall" structure providing that all or a portion of CNCIM's fees may be deferred if, among other things, the CNCIM CLOs do not generate sufficient cash flows to pay the required interest on the notes they have issued to investors and certain expenses they have incurred. This could occur if the issuers of the collateral underlying the CNCIM CLOs default on or defer payments of principal or interest relating to the collateral. If defaults and delinquencies on the assets underlying the CNCIM CLOs occur, CNCIM could experience declines in and deferrals of its management fees.

        Additionally, all or a portion of CNCIM's management fees from the CNCIM CLOs that it manages may be deferred if the CNCIM CLOs fail to meet their over-collateralization requirements. Pursuant to the "waterfall" structure discussed above, such failures generally require cash flows to be diverted to amortize the most senior class of notes prior to paying a portion of CNCIM's management fees. Defaulted assets, which in some CLOs may include severely-downgraded assets, are generally carried at a reduced value for purposes of the over-collateralization tests. In some CLOs, defaulted assets are required to be carried at their market values for purposes of the over-collateralization tests. In the event of defaults, severe downgrades and depressed market values of the collateral underlying the CNCIM CLOs, the CNCIM CLOs could breach their over-collateralization tests, which would result in declines in and deferrals of CNCIM's management fees.

        The CNCIM CLOs generally contain structural provisions including, but not limited to, over-collateralization requirements and/or market value triggers that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool. In certain cases, breaches of these structural provisions can lead to events of default under the indentures governing the CNCIM CLOs and, ultimately, acceleration of the notes issued by the CNCIM CLO and liquidation of the underlying collateral. In the event of a liquidation of the collateral underlying a CNCIM CLO, CNCIM will lose client AUM and therefore management fees, which could have a material and adverse effect on CNCIM's earnings.

        CNCIM's collateral management agreements allow investors that hold a specified amount of securities issued by the CNCIM CLO to remove CNCIM for "cause," which typically includes CNCIM's violation of the management agreement or the CNCIM CLO's indenture, CNCIM's breach of its representations and warranties under the agreement, CNCIM's bankruptcy or insolvency, fraud or a criminal offense by CNCIM or its employees, and the failure of certain of the CNCIM CLO's performance tests. These "cause" provisions may be triggered from time to time with respect to the CNCIM CLOs and as a result CNCIM could be removed as the investment manager of a CNCIM CLO. In the case of certain CNCIM CLOs, CNCIM can also be removed as the investment manager upon its loss of specified key employees.

The Company will incur significant transaction costs in connection with the Transactions.

        The Company expects to incur a number of non-recurring costs associated with combining the operations of two companies. The substantial majority of non-recurring expenses resulting from the Transactions will be comprised of transaction costs, costs of transferring CNCIM's operations, facilities and systems transfer costs, and costs related to formulating integration plans. The Company expects that approximately $3.5 million will be incurred to complete the Transactions (excluding costs relating to (i) the Trust Preferred Exchange, (ii) the transfer of CNCIM's operations, and (iii) facilities and systems transfer costs). Additional unanticipated costs may be incurred in the integration of the two companies' businesses. Although the Company expects that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, should allow the Company to offset incremental transaction and transaction-related costs over time, this net benefit may not be achieved in the near term, or at all.

The Company must continue to retain, motivate and recruit executive, experts and other key employees, which may be difficult in light of uncertainty regarding the Transactions, and failure to do so could negatively affect the combined company.

        For the Transactions to be successful, during the period before the Transactions are completed, the Company must continue to retain, motivate and recruit executives, experts and other key employees. The Company must be successful at retaining key employees following the completion of the Transactions. Experienced experts and executives are in high demand and competition for their talents can be intense. Employees of the Company may experience uncertainty about their future role with the Company until, or even after, strategies with regard to the combined companies are announced or executed. These potential distractions of the Transactions may adversely affect the ability of the Company to keep executives, experts and other key employees focused on applicable strategies and goals. A failure by the Company to retain and motivate executives, experts and other key employees during the period prior to or after the completion of the Transactions could have a material and adverse impact on our business.

Our existing stockholders will not receive any of the proceeds from the sale of the Convertible Notes.

        The net proceeds from the sale of the Convertible Notes will be paid directly to the Company. The Company intends to use the proceeds of the sale of the Convertible Notes, together with other funds, to finance the Senior Notes Discharge.

The Company's obligation to pay a termination fee under certain circumstances and the restrictions on its ability to solicit or engage in negotiations with respect to other proposals may discourage other transactions which may be more favorable to our stockholders.

        Until the Acquisition is completed or the Acquisition Agreement is terminated, with limited exceptions, the Acquisition Agreement prohibits the Company from soliciting alternative proposals for transactions. If the Board or the Special Committee determines that an unsolicited alternative proposal from a third party is a superior proposal, the Company may terminate the Acquisition Agreement and approve or recommend such superior proposal to the Company's stockholders, or if the Board changes its recommendation of the proposal to approve the Stock Issuances in response to a material change in circumstance, then Bounty may terminate the Acquisition Agreement and in each case the Company will be obligated to pay a termination fee of $1.5 million to Bounty and reimburse Bounty for its reasonable and documented out-of-pocket legal fees and expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement. These provisions could discourage other companies from proposing alternative transactions that may be more favorable to the Company's stockholders than the Transactions.

The Transactions will result in an Ownership Change under Sections 382 and 383 of the Code.

        The issuance of shares of the Company's Common Stock contemplated by the Acquisition Agreement will result in an Ownership Change. As a result of the occurrence of the Ownership Change, our ability to use our NOLs, NCLs and certain recognized built-in losses to reduce our taxable income in a future year will generally be limited, which could adversely affect the Company's liquidity, earnings per share and the trading price of the Company's Common Stock.

PROPOSAL NO. 1

APPROVAL OF THE STOCK ISSUANCES

The Companies

Deerfield Capital Corp.

        We are a Maryland corporation with an Investment Management segment that manages approximately $9.2 billion of client assets as of January 1, 2010, including bank loans and other corporate debt, RMBS, government securities and ABS. In addition, our Principal Investing segment has an investment portfolio comprised of fixed income investments, including bank loans and other corporate debt and RMBS. On December 21, 2007, we completed our acquisition of D&C pursuant to the Merger. As a result of the Merger, each of D&C and DCM became our indirect, wholly-owned subsidiaries, and we became internally managed. Historically, we had elected to be taxed as a REIT. However, our status as a REIT terminated in 2008 when we converted to a C corporation. We maintain our principal executive offices at 6250 North River Road, 9th Floor, Rosemont, Illinois 60018. Our telephone number is (773) 380-1600.

Bounty Investments, LLC

        Bounty is an investment vehicle managed by Columbus Nova. Founded in 2000, Columbus Nova is a privately-held investment management firm with offices in New York and Charlotte, North Carolina. Bounty is controlled indirectly by Viktor Vekselberg, the Chairman of the Supervisory Committee of the Renova Group. The principal executive offices of Bounty are located at 601 Lexington Avenue, 58th Floor, New York, New York 10022. Bounty's telephone number is (212) 418-9600.

Columbus Nova Credit Investments Management, LLC

        CNCIM, a wholly-owned subsidiary of Bounty, is an investment manager specializing in bank loans. As of December 31, 2009, CNCIM manages approximately $1.8 billion in bank loans and structured product assets in the CNCIM CLOs. Founded in 2006, CNCIM is based in Charlotte, North Carolina. The principal executive offices of CNCIM are located at 200 South Tryon Street, 12th Floor, Charlotte, North Carolina 28202. CNCIM's telephone number is (704) 285-6500.

Principal Reasons for the Transactions

        The Board and the Company's management believe that the Transactions, of which the Stock Issuances are a part, are very compelling as they offer the best opportunity to meet the multiple objectives of the Company's operating strategies and should increase stockholder value. The Acquisition will provide a significant increase in AUM and management fee income, and the related Transactions will result in the elimination of the Company's near-term debt maturities, reduce our total debt and remove a number of restrictive debt covenants. As a result of the transactions with Bounty, we believe the ongoing relationship between the Company and Bounty will result in opportunities for the Company to grow both organically and via acquisitions that may not have otherwise been available to the Company.

        Since March 2008, the Board and the Company's management have been focused on executing operating strategies to increase stockholder value by growing the Company through the acquisition of management contracts for CDOs (including CLOs) and the consolidation of CDO managers. The strategies also included the exploration of strategic transactions that could improve the Company's overall position in the asset management industry. Subsequent to the formulation of the strategies, the Company was able to consolidate two CDO management contracts, Robeco CDO II Limited and Mayfair Euro CDO I B.V., in July 2008 and February 2009, respectively. The Company also engaged in discussions with multiple potential strategic partners in an effort to best position the Company for profitable growth. None of these discussions resulted in consummated transactions because we did not believe the opportunities were consistent with the Company's strategic objectives and accordingly were not in the best interests of the Company or its stockholders. However, the Company has successfully negotiated the Acquisition and related Transactions which will add AUM, refinance the Company's capital structure with long-term capital and should allow the Company the flexibility to fund additional acquisitions and support organic growth through raising additional AUM from existing and future clients.

        While the Company successfully returned to profitability for each quarter of 2009, significant challenges face the Company in future years. Prominent among them is the 2012 maturity of the Senior Notes, the increasing interest rate payable on the Senior Notes and the restrictive covenants associated with the Senior Notes. An important aspect of the Transactions is the immediate retirement of the Senior Notes at a significant discount through the issuance of the Convertible Notes with less restrictive covenants and a longer maturity, which significantly increases the Company's financial flexibility going forward. If the holders of the Convertible Notes elect to convert them to Common Stock, the Company's balance sheet will be de-levered significantly and it will have no near term debt maturity or refinancing issues.

        In order to satisfy conditions of the Transactions, the Company was able to negotiate significant economic benefits relating to the exchange of $95 million of the Trust Preferred Securities for the New Subordinated Notes. These benefits include a significant reduction in our interest expenses for five years upon the satisfaction of certain conditions and the elimination of restrictive financial covenants.

        Taken as a whole, the Transactions are transformative for the Company in that we believe they should allow for growth in AUM and revenue, a reduction in interest expense and a significantly stronger balance sheet going forward. We believe these actions create value for the Company's stockholders while providing a firm foundation for future growth and value enhancement.

Principal Terms of the Transactions

The Acquisition and Issuance of the Acquisition Shares

        We announced on March 23, 2010 that we have agreed to acquire all of the outstanding equity interests of CNCIM for the total purchase price of $32.5 million consisting of (i) the issuance of 4,545,455 shares (at an implied price of $5.50 per share) of Common Stock and (ii) $7.5 million in cash payable in five equal installments beginning six months after the Closing Date. The Company has agreed to pay the cost of transferring the operations of CNCIM as estimated on the Closing Date, which are currently estimated to be approximately $1.2 million. Bounty has agreed to pay the costs in excess of such amount. Bounty has also agreed to indemnify the Company for losses relating to CNCIM's operating liabilities arising prior to the Closing Date (other than the employment costs from the signing date for the two CNCIM employees that the Company is hiring, liabilities relating to CNCIM CLO management agreements, liabilities relating to actions taken pursuant to the Transition Services Agreement and the expenses of the transfer of operations described above) for one year from closing and pre-closing tax liabilities for three years from closing subject to a $125,000 deductible and a $5 million cap. The Acquisition Agreement contains representations and warranties made by the Company, Bounty and CNCIM which will not survive the Closing. The Company and Bounty have also agreed to certain limitations on the operation of the Company and CNCIM prior to the Closing and each has agreed not to solicit alternative proposals for transactions. The Closing of the Acquisition is subject to several closing conditions, including, among other things, the approval by the Company's stockholders of the Stock Issuances, the consummation of the Senior Notes Discharge, the absence of certain governmental constraints and the absence of a material adverse effect on the business of CNCIM or the Company. The Acquisition Agreement may be terminated in certain instances, including by the Company to pursue a superior proposal or by Bounty if the Board changes its recommendation. In each case, the Company is required to pay Bounty a termination fee of $1.5 million and reimburse

Bounty's reasonable and documented out-of-pocket legal fees and expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement.

        In connection with the Acquisition, the Company and Bounty have agreed to enter into the Stockholders Agreement. Pursuant the Stockholders Agreement, Bounty will have the right to designate three of our nine directors (one of whom must qualify as an independent director if necessary to ensure that a majority of the members of the Board are independent) so long as Bounty owns at least 25% of the Outstanding Common Stock (calculated assuming all Conversion Shares then issuable pursuant to the Convertible Notes are outstanding) arising prior to the Closing Date, two directors so long as Bounty owns at least 15% of the Outstanding Common Stock, and one director so long as Bounty owns at least 5% of the Outstanding Common Stock. Bounty will also have the right to appoint one Board observer so long as Bounty owns at least 15% of the Outstanding Common Stock. See "Information on Our Board of Directors and Its Committees—Bounty Designees."

        In order to give effect to the Board designation rights contained in the Stockholders Agreement, our Board made an election under the Maryland General Corporation Law to provide the Board with the exclusive right to fill vacancies on the board, including vacancies resulting from an increase in the size of the Board and to provide that directors so elected to fill those vacancies serve for the balance of the unexpired term. See "Description of Capital Stock—Subtitle 8."

        Pursuant to the Stockholders Agreement, Bounty has agreed that, until the earlier of the third anniversary of the Closing or the date on which Bounty owns less than 15% of the Outstanding Common Stock, Bounty will not, either alone or together with others, engage in any proxy contest for the election of the Company's directors, or make stockholder proposals with respect to the Company. Bounty has also agreed that as a condition precedent to any sale by it of Common Stock representing 15% or more of the Outstanding Common Stock, Bounty will require the buyer of such Common Stock to agree to abide by these restrictions. Pursuant to the Stockholders Agreement, Bounty has agreed that, until the earlier of the third anniversary of the Closing or the date on which Bounty owns less than 10% of the Outstanding Common Stock, Bounty will not engage in Short Sales (as defined in the Stockholders Agreement) or enter into any swap or other arrangement that transfers to another person any of the economic consequences of ownership of the Common Stock or Subordinated Convertible Notes.

        Pursuant to the Stockholders Agreement, the Company has agreed to adopt (and maintain as long as Bounty owns at least 5% of the Outstanding Common Stock) a Majority Voting Bylaw substantially in the form attached as Annex D to this Proxy Statement providing that any director who does not receive a majority of votes cast in an uncontested election is not elected. Bounty will own approximately 40.2% of the Company's Common Stock issued and outstanding as of the Record Date on a fully diluted basis as a result of the issuance of the Acquisition Shares (and approximately 56.2% of the Company's Common Stock issued and outstanding and of the Record Date on a fully diluted basis if in addition all of the Convertible Notes to be purchased by Bounty at the Closing are converted), and will therefore have substantial ability (or the absolute power) to block the election of any director nominated by the Nominating Committee as a result of the Majority Voting Bylaw.

        The material terms of the Acquisition Agreement are described in the section entitled "Acquisition Agreement" and the material terms of the Stockholders Agreement are described in the section entitled "Stockholders Agreement" below.

The Convertible Notes Agreement and Potential Issuance of the Conversion Shares

        On March 22, 2010, the Company entered into the Convertible Notes Agreement with Bounty pursuant to which Bounty has agreed to purchase for cash $25 million in aggregate principal amount of the Convertible Notes, convertible into 4,132,231 Conversion Shares (as such amount may be adjusted in certain events or increased in connection with the payment of PIK Interest) at an initial conversion price of $6.05 per share, subject to adjustment. Together with the Acquisition Shares, the Conversion Shares would represent approximately 56.2% of the issued and outstanding Common Stock on the Record Date on a fully diluted basis after completion of the Transactions. We may issue and sell up to an additional $25 million of Convertible Notes under the Convertible Notes Agreement, subject to Bounty's approval, although we have no agreement with respect to any such additional issuances at this time. The holders of Convertible Notes will have the right, at any time, to convert the principal amount of the Convertible Notes held by such holders into Conversion Shares at the Conversion Rate, which will initially be approximately 165.29 shares per $1,000 principal amount of Convertible Notes (equal to a conversion price of $6.05 per share), and is subject to adjustment from time to time for specified events.

        The total number of shares of Common Stock issuable upon conversion of the Convertible Notes may increase from time to time due to any one or more of the following factors:

  •
  the issuance of up to $25 million in aggregate principal amount of additional Convertible Notes;

  •
  the payment of PIK Interest on Convertible Notes then outstanding (as discussed below); and

  •
  adjustments to the Conversion Rate due to customary anti-dilution adjustments and a price protection provision set forth in the Convertible Notes Agreement.

        Stockholders are being asked to approve the issuance of all Conversion Shares then issuable pursuant to the Conversion Rate as the same may be adjusted throughout the term of the Convertible Notes Agreement pursuant to the foregoing provisions.

        We intend to close the issuance and sale of the Convertible Notes to Bounty simultaneously with the closing of the Acquisition on the Closing Date. All Convertible Notes issued on the Closing Date or thereafter will mature on the date that is seven years and six months following the Closing Date.

        Interest on the Convertible Notes will be payable to the holders of the Convertible Notes quarterly in arrears on each January 1, April 1, July 1 and October 1. The Company will pay interest in cash at a per annum rate starting at 8% and increasing to 11% depending upon the interest period in which interest is due and payable; provided, that the Company may, in its sole discretion and upon notice to the holders of the Convertible Notes, make a PIK Election to pay up to 50% of the interest due in PIK Interest, so long as the payment of PIK Interest would not be prohibited by, or constitute a default under, any other indebtedness or preferred stock (if outstanding) of the Company and its subsidiaries. To the extent that the Company has not made a PIK Election, the Company will pay interest in cash at a per annum rate increasing from 8% to 12% depending upon the interest period in which interest is due and payable. To the extent that the Company has made a PIK Election, then the Company will pay interest at a per annum rate ranging from 10% to 12% depending upon the interest period in which interest is due and payable. Once the Company has made a PIK Election, the PIK Interest Rate will apply to all subsequent periods for which interest is paid.

        On or after the second anniversary of the Closing Date, the Company may redeem all or a part of the Convertible Notes upon not less than 30 nor more than 60 days' notice to the holders of the Convertible Notes at a redemption price equal to 100% of the principal amount of the Convertible Notes plus (i) if the redemption date is on or prior to the third anniversary of the Closing Date, a premium equal to the interest rate then in effect as an additional percentage of principal amount and (ii) if the redemption date is after the third anniversary of the Closing Date but on or prior to the fourth anniversary of the Closing Date, a premium equal to one-half of the interest rate then in effect as an additional percentage of principal amount, in each case, plus accrued and unpaid interest on the Convertible Notes redeemed to the applicable redemption date. The Company is not required to redeem the Convertible Notes.

        The Convertible Notes Agreement contains customary representations, warranties and covenants by Bounty and the Company, including negative covenants that restrict the Company's ability to effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets. The consummation of the transactions contemplated by the Convertible Notes Agreement is subject to several closing conditions, including, among other things, the approval of the Stock Issuances by the Company's stockholders, the consummation of the Acquisition, the consummation of the Senior Notes Discharge and the absence of certain governmental constraints.

        The Convertible Notes Agreement contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company and its material subsidiaries, all outstanding Convertible Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the holders of at least 33 1/3% in principal amount of the then outstanding Convertible Notes may declare all of the outstanding Convertible Notes to be due and payable immediately.

        The material terms of the Convertible Notes Agreement are described in the section entitled "Convertible Notes Agreement" below.

The Senior Notes Discharge

        In connection with the Merger completed in 2007, Deerfield issued approximately $74 million in principal amount of Senior Notes. The Series A Notes and the Series B Notes bear interest at a variable rate based upon LIBOR and an initial additional margin of 5.0% per year. Commencing January 1, 2010, such additional annual margin of the Senior Notes started to increase by increments of 0.50% per annum in each three-month period for eighteen months and 0.25% per annum for each three-month period thereafter. The Senior Notes also contain various restrictive covenants with respect to the Company and its subsidiaries incurring additional indebtedness or guarantees, creating liens on their assets and certain other matters and in each case subject to those exceptions specified in the note purchase agreements with respect to the Senior Notes.

        On March 22, 2010, the Company and D&C, a wholly-owned subsidiary of the Company, entered into the Senior Notes Discharge Agreement with the holders of the Senior Notes entitling the Company to pay and discharge all of the approximately $48.9 million in aggregate principal amount of Series A Notes outstanding at approximately 64.1% of the principal amount thereof plus accrued interest, and all of the approximately $25.1 million in aggregate principal amount of the Series B Notes outstanding at approximately 94.5% of the principal amount thereof plus accrued interest, or an aggregate discount of approximately 25.6% from the face amount of the Senior Notes plus accrued interest. The purchase price for each of the Series A Notes and Series B Notes is the result of negotiations between the Special Committee and the holders of Series A Notes and the holders of Series B Notes, respectively. The Company is required to consummate the Senior Notes Discharge if the Company completes one or more debt or equity financing transactions or recapitalization transactions (or any combination of debt or equity financing and recapitalization transactions), which result in cash proceeds to the Company or D&C in an aggregate amount of at least $25 million on or prior to July 31, 2010. The issuance of the Convertible Notes, as contemplated by the Convertible Notes Agreement, would trigger this requirement. The Company intends to use the proceeds of the issuance of the Convertible Notes, together with other available funds, to effect the Senior Notes Discharge. Upon consummation of the Senior Notes Discharge all obligations and liabilities of the Company and D&C under the Senior Notes will be released and the intercreditor agreement related to the Senior Notes will be terminated. Certain of our directors and executive officers own or are affiliated with entities that own the Senior Notes. See "Proposal No. 1—Approval of the Stock Issuances—Interests of Certain of our Directors and Executive Officers in the Transactions."

        Effective upon the date of the Senior Notes Discharge Agreement, the Company released certain of the holders of the Senior Notes from their obligation to indemnify the Company for losses related to certain matters pursuant to the terms of the Merger Agreement (which indemnification obligations would otherwise have remained in effect until June 30, 2010).

        The Senior Notes Discharge Agreement contains customary representations and warranties and certain covenants made solely for the benefit of the parties to the Senior Notes Discharge Agreement. The Senior Notes Discharge will occur simultaneously with the closing of the Acquisition and the issuance of the Convertible Notes.

The Trust Preferred Exchange

        On March 4, 2010, the Company entered into the Exchange Agreement with Taberna, to exchange $95 million of the $120 million aggregate outstanding principal amount of the Trust Preferred Securities previously issued by three wholly-owned indirect subsidiaries of the Company, Deerfield Capital Trust I, Deerfield Capital Trust II and Deerfield Capital Trust III, for $95 million aggregate outstanding principal amount of junior subordinated notes issued by the Company. The Trust Preferred Exchange was completed on March 4, 2010. An aggregate of $25 million in principal amount of Trust Preferred Securities issued by Deerfield Capital Trust I were not exchanged and remain outstanding.

        The New Subordinated Notes issued by the Company in connection with the Trust Preferred Exchange are governed by the New Indenture, dated March 4, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee. Pursuant to the New Indenture, the New Subordinated Notes bear a fixed interest rate of 1.00% per annum commencing on April 30, 2010, payable quarterly through the Modification Period, which ends on April 30, 2015 or an earlier date upon which certain specified events occur. Thereafter, the New Subordinated Notes will be subject to a variable interest rate equal to LIBOR plus 2.58% per annum, payable quarterly on the then outstanding principal amount of the New Subordinated Notes until maturity on October 30, 2035. As of December 31, 2009, prior to the Trust Preferred Exchange, the interest rate for the $50 million of Trust I Trust Preferred Securities was 3.78% and the $70 million of Trust II and Trust III Trust Preferred Securities was 2.53%. The $25 million of Trust III Trust Preferred Securities not exchanged in the Trust Preferred Exchange continue to bear interest at a variable rate equal to three-month LIBOR plus 2.25%. The Company may redeem the New Subordinated Notes on or after October 30, 2010 at par for cash or replacement securities acceptable to the holders.

        The New Indenture contains certain restrictive covenants including, among other things, (i) a covenant that requires all asset management activities be conducted by the Company and its subsidiaries, and which permits the Company to sell equity and material assets of DCM, only if all asset management fees and proceeds from equity and asset sales are subject to the limits on restricted payments set forth in the New Indenture, (ii) a debt covenant that permits the Company and DCM to incur indebtedness only if that the proceeds of such indebtedness are subject to the limits on restricted payments set forth in the New Indenture and (iii) a restricted payments covenant that restricts the ability of the Company to pay dividends or make distributions in respect of its equity securities, subject to a number of exceptions and conditions. If the Company fails to complete a Credit Enhancing Transaction within certain time periods, then the Modification Period will terminate and certain exceptions to the restricted payments covenant will no longer be available to the Company. Issuance of the Convertible Notes and consummation of the Senior Notes Discharge will satisfy the requirement that the Company complete a Credit Enhancing Transaction. The New Indenture contains other agreements, covenants, events of default and conditions that are similar to the agreements, covenants, events of default and conditions contained in the indentures for the Trust Preferred Securities. Unlike the indentures for the Trust Preferred Securities, the New Indenture does not contain a covenant requiring the Company to maintain a minimum net worth.

        In connection with the Trust Preferred Exchange, the Company paid a transaction fee equal to $950,000 and third-party fees and costs incurred in connection with the exchange of approximately $40,000. As a result of the Trust Preferred Exchange with respect to $95 million in aggregate principal amount of the Trust Preferred Securities, the Company's obligation to pay approximately $200,000 in fees associated with a prior amendment was extinguished.

Background of the Acquisition and the Issuance of the Convertible Notes

        The Company's Board and its management periodically review and evaluate potential strategic opportunities to enhance stockholder value. Beginning in early 2008, the Company began to actively pursue potential strategic opportunities in order to maintain and grow its business and increase its liquidity in response to the turmoil in the credit markets and the broader financial markets.

        In March 2008, the Company's Board established a Strategic Relations Committee, a non-standing committee consisting of Peter H. Rothschild, the interim Chairman of the Board, Robert E. Fischer, Robert B. Machinist and Howard Rubin (a director of the Company until May 2009) to explore strategic opportunities to enhance stockholder value and advise the Board on strategic alternatives. In July 2008, the Company engaged UBS Securities LLC ("UBS") to assist in that process. During 2008 and 2009, the Strategic Relations Committee and the Company evaluated a number of strategic opportunities, including consolidation of the Company's business with the businesses of potential strategic partners and a sale of the Company's business to a strategic acquiror. The Strategic Relations Committee and the Company's management engaged in discussions and negotiations with a number of these third parties, but determined that none of the potential strategic opportunities that it had evaluated were in the best interests of the Company or its stockholders. In July 2009, the Company's engagement of UBS expired.

        In November 2008, as part of the Company's ongoing evaluation of potential investment and strategic opportunities, Jonathan Trutter, the Chief Executive Officer of the Company, and Aaron Peck, then a Managing Director of DCM, engaged in preliminary discussions with representatives from Natixis North America, Inc. ("Natixis"), the financial advisor to CNCIM, regarding the possible acquisition of CNCIM's business by the Company. Following receipt of an initial proposal from the Company, representatives of Natixis indicated to Mr. Trutter and Mr. Peck that CNCIM had received other proposals for a possible transaction and that CNCIM's management was not, at that time, interested in proceeding with a transaction with the Company. Subsequently, CNCIM did not enter into any transactions in connection with any proposals received from potential acquirors.

        In mid-September 2009, the Company and CNCIM renewed their discussions regarding a potential transaction involving CNCIM's business. On September 14, 2009, Mr. Trutter met with Glenn Duffy and William Hayes, each a Managing Director of CNCIM, regarding a potential transaction between the Company and CNCIM. On September 15, 2009, the Company executed a confidentiality agreement with CNCIM. On September 16, 2009, Mr. Trutter, on behalf of the Company, delivered to Messrs. Hayes and Duffy a preliminary proposal for the Company to acquire the management agreements of the CNCIM CLOs. At the time, CNCIM was evaluating several other proposals from third parties for the acquisition of its business. The Company's management informed members of the Board that it had been in discussions regarding a potential transaction involving CNCIM and the Board members directed the Company's management to report to the Board regularly regarding any discussions or negotiations with CNCIM.

        On October 6, 2009, Messrs. Hayes and Duffy informed Mr. Trutter that the Company's proposal was one of three proposals that CNCIM was evaluating at that time. Mr. Trutter then had several conversations with Paul Lipari, a partner at Columbus Nova, during which Mr. Lipari indicated that Columbus Nova would be interested in evaluating a strategic transaction with the Company.

        On October 23, 2009, Mr. Trutter, on behalf of the Company, submitted a final proposal to Mr. Lipari and other representatives of Columbus Nova which contained proposals for three alternative transactions: (i) the acquisition by the Company of the outstanding membership units of CNCIM, a fee sharing arrangement between the Company and Columbus Nova with respect to the CNCIM management fees and an equity investment in the Company by Columbus Nova, (ii) the same transaction but without an equity investment in the Company by Columbus Nova, and (iii) a strategic combination of the Company's business and CNCIM's business. At a meeting on October 23, 2009, Messrs. Trutter, Rothschild and Machinist discussed the Company's proposals with Mr. Lipari and Jason Epstein, a partner at Columbus Nova, and other representatives of Columbus Nova.

        On November 2, 2009 and November 3, 2009, Messrs. Machinist, Rothschild and Trutter, Robert Contreras, the Company's General Counsel, and Frank Straub, the Company's Chief Financial Officer, met with Messrs. Lipari and Epstein and other representatives of Columbus Nova. At that meeting, the Company's management made a presentation to Messrs Lipari and Epstein regarding the Company's business. On November 5, 2009, the Company's management made a presentation to the Board regarding the status of negotiations with CNCIM and Columbus Nova and the Board members directed the Company's management to report to the Board regularly regarding any such negotiations.

        On November 25, 2009, Mr. Lipari and other representatives of Columbus Nova delivered to the Company a preliminary proposal of terms for a strategic transaction involving the Company, Columbus Nova and CNCIM. Columbus Nova's preliminary proposal provided for, among other things, (i) the acquisition by the Company of all of the outstanding membership interests of CNCIM in consideration of $25 million in Common Stock to be issued to Columbus Nova at a price per share based on the average closing stock price over the 30-day period prior to closing, and (ii) an investment in the Company by Columbus Nova of up to $37.5 million in convertible debt or equity (the "Strategic Transaction"). The members of the Board and the Company's management believed that the proposed Strategic Transaction would achieve the Company's goal of acquiring a strategic business and simultaneously strengthen the Company's balance sheet with a significant capital investment by a strategic partner, and on such date, the Board established a Special Committee consisting of Messrs. Machinist and Fischer and Stuart I. Oran, each an independent director of the Company, to consider and evaluate the Strategic Transaction with Columbus Nova. Mr. Machinist was designated to serve as the Chairman of the Special Committee. On December 1, 2009, the Special Committee retained Schulte Roth & Zabel LLP ("SRZ") as its outside legal counsel in connection with the evaluation and potential negotiation of the Strategic Transaction. The Board granted the Special Committee the exclusive power and authority to (1) respond to proposals and consider whether or not to pursue an offer with respect to the potential Strategic Transaction and to review and evaluate the terms and conditions, and determine the advisability, of the potential Strategic Transaction, (2) negotiate the terms and conditions of the potential Strategic Transaction, (3) if the Special Committee deemed it appropriate, determine to reject any proposal or not to pursue an offer, or cease negotiations at any time, with respect to the potential Strategic Transaction or, in the alternative (but subject to applicable law), approve the potential Strategic Transaction, (4) determine whether the potential Strategic Transaction is advisable to, and in the best interests of, the Company and its stockholders, (5) make a recommendation to the full Board of whether or not the Board should approve the potential Strategic Transaction taking into account all appropriate considerations and (6) recommend to the full Board what other action, if any, should be taken by the Company with respect to the potential Strategic Transaction.

        On December 8, 2009, Latham & Watkins, LLP ("Latham"), outside legal counsel to Columbus Nova, contacted Mr. Contreras to begin preliminary discussions on the proposed Strategic Transaction.

        On December 9, 2009, at a meeting of the Special Committee, SRZ reviewed with the members of the Special Committee their duties under applicable law as directors and members of the Special Committee in connection with the Strategic Transaction and outlined certain policies and procedures for the Special Committee to use in negotiating the Strategic Transaction. The Special Committee authorized the Company's management to provide due diligence information about the Company to Columbus Nova and its representatives and directed management to prepare and present to the Special Committee for review and approval a term sheet in response to Columbus Nova's proposal for the Strategic Transaction reflecting input from the Special Committee. The Special Committee authorized Mr. Rothschild to negotiate the terms of the proposed Strategic Transaction together with a member of the Special Committee at all material negotiations.

        Between December 10, 2009 and December 24, 2009, Messrs. Machinist and Rothschild had several discussions with Columbus Nova regarding the terms of the potential Strategic Transaction. At a meeting of the Special Committee on December 24, 2009, Messrs. Machinist and Rothschild described their discussions with Columbus Nova regarding the terms of the potential Strategic Transaction. At the meeting, the Special Committee reviewed a draft of the proposed term sheet prepared, at the direction of the Special Committee, by the Company's management and SRZ. The term sheet contained the principal terms of the proposed Strategic Transaction, including the structure of the transaction, the consideration for the Common Stock, the terms of the Convertible Notes, board representation and corporate governance, closing conditions, restrictions on the market activity of Columbus Nova in the Company's Common Stock and break-up fees and expenses. Following a discussion of the proposed term sheet, the Special Committee directed SRZ to prepare a revised term sheet based on the discussion to be sent to Columbus Nova. The term sheet sent to Columbus Nova provided for $23 million of Common Stock to be issued to Columbus Nova at a price per share to be agreed, and for Columbus Nova to purchase up to $37.5 million in senior subordinated convertible notes.

        Throughout December 2009 and January 2010, the Company's management and its advisors conducted due diligence of Columbus Nova, its business principals and CNCIM and its management agreements with respect to the CNCIM CLOs, and discussed the status and results of such review with the Special Committee.

        From December 24, 2009 to February 4, 2010, the parties and their respective legal counsel negotiated the term sheet based on the principles outlined in the Columbus Nova's proposal for the Strategic Transaction and the parameters set forth in the December 24, 2010 draft of the term sheet prepared at the direction of the Special Committee. During this time, Messrs. Machinist and Rothschild, the Company's management and SRZ negotiated the term sheet with Messrs. Lipari and Epstein, other members of Columbus Nova's management and Latham, including at three face-to-face negotiating sessions. During this time, Columbus Nova proposed that the parties enter into a letter of intent in connection with the term sheet which, among other things, would provide for an exclusivity period for negotiating the Strategic Transaction and reimbursement of Columbus Nova's transaction fees and expenses. After several discussions among the parties, Columbus Nova withdrew its request that the Company execute a letter of intent in connection with the proposed Strategic Transaction. Mr. Machinist and Mr. Rothschild regularly updated the Special Committee regarding the status of negotiations with Columbus Nova and sought input and direction from the Special Committee on how to proceed with negotiating the term sheet. The term sheet was never executed and no additional drafts were exchanged between the Company and Columbus Nova or their respective advisors after February 4, 2010. The final draft of the term sheet provided for $25 million of Common Stock to be issued to Columbus Nova at a price per share to be agreed, and for Columbus Nova to purchase $25 million in senior subordinated convertible notes.

        On February 4, 2010 the Special Committee instructed SRZ to prepare drafts of the Acquisition Agreement and the Stockholders Agreement based upon, in part, the provisions contained in the most recent draft of the proposed term sheet.

        On February 22, 2010, the Special Committee met to review drafts of the Acquisition Agreement and the Stockholders Agreement prepared by SRZ. During the meeting, the Special Committee asked questions and received answers from Messrs. Machinist and Rothschild and SRZ regarding the draft of the Acquisition Agreement, including the structure of the Strategic Transaction, the representations and warranties to be made by the Company to Bounty, survival of key representations and warranties made by Bounty and CNCIM, indemnification, the no shop covenant and the provisions for break-up fees and expense reimbursement. The members of the Special Committee also asked questions and received answers regarding the draft of the Stockholders Agreement, including the restrictions on Bounty's ability to transfer Common Stock, Bounty's rights to designate persons to be nominated to the Board, the Company's requirement that the Board maintain a majority of independent directors following the closing of the proposed Strategic Transaction and generally the implication for control of the Company under the proposed terms. Following the discussion, the members of the Special Committee directed SRZ to prepare revised drafts of the Acquisition Agreement and the Stockholders Agreement based upon the discussion to be sent to Columbus Nova and Latham.

        On February 24, 2010, SRZ sent the drafts of the Acquisition Agreement and the Stockholders Agreement to Columbus Nova and Latham. On the same day Latham sent drafts of the Convertible Notes Agreement and the Registration Rights Agreement to the Company and SRZ.

        On March 1, 2010, Latham sent revised drafts of the Acquisition Agreement and the Stockholders Agreement to the Company and SRZ.

        On March 1, 2010 and March 2, 2010, at the direction of the Special Committee, Messrs. Machinist, Rothschild, Trutter, Contreras, Straub and SRZ met with Messrs. Lipari and Epstein, other members of Columbus Nova's management and Latham to negotiate the drafts of the Acquisition Agreement, the Stockholders Agreement, the Convertible Note Agreement, the Registration Rights Agreement and the Transition Services Agreement (the "Principal Documents"). During the meetings, the parties negotiated, among other things, (i) the scope and nature of the representations and warranties to be made by Bounty and CNCIM to the Company and to be made by the Company to Bounty, (ii) the amount of the termination fee payable by the Company to Bounty upon the occurrence of specified events, (iii) the ability of the Company to enter into alternative transactions after the execution of the Acquisition Agreement, (iv) tax issues, (v) the payment of deferred consideration to Bounty, (vi) Bounty's right to designate persons to be nominated as members of the Board, (vii) the payment of PIK Interest by the Company with respect to the Convertible Notes and (viii) anti-dilution protection with respect to the Convertible Notes.

        During the first two weeks of March, the Company, Columbus Nova and their respective legal counsel continued to review and negotiate the Principal Documents. On March 17, 2010, the Special Committee met to review the status of the Strategic Transaction and the process for finalizing the documentation for the Strategic Transaction. Following the meeting of the Special Committee, Messrs. Machinist and Rothschild, at the direction of the Special Committee, discussed with Messrs. Lipari and Epstein the valuation of the Company's Common Stock proposed to be issued to Bounty in connection with the Strategic Transaction. Messrs. Machinist and Rothschild indicated that the then-current valuation of the Common Stock in the Strategic Transaction was viewed by the Special Committee as inadequate. Following the discussion, Columbus Nova and Bounty agreed to increase the consideration for Common Stock to an implied price of $5.50 per share.

        On March 19, 2010, at a joint meeting of the Board and the Special Committee, the Company's management presented its preliminary financial analysis of the proposed Strategic Transaction, including the assumptions and methodology used in preparation thereof and the rationale for entering into the proposed Strategic Transaction.

        At a meeting on March 21, 2010, the members of the Special Committee received the final written presentation of management's analysis of the financial aspects of the Strategic Transaction and its valuation. Prior to the meeting, the Special Committee had been furnished with written summaries of the principal terms of the Principal Documents and with the then-current drafts of all such documents. After discussion and deliberation based upon the information presented and considered during its evaluation of the proposed Strategic Transaction, the Special Committee, by unanimous vote, determined that each of the Principal Documents and the transactions contemplated thereby were advisable and in the best interests of the Company and its stockholders and recommended that the Board authorize each agreement and the transactions contemplated thereby and further recommended that the Board recommend that the stockholders of the Company approve the Stock Issuances.

        On March 21, 2010, the Board met to review the proposed terms and financial aspects of the Strategic Transaction. Prior to the meeting, the Board had been furnished with written summaries of the principal terms of the Principal Documents and with the then-current drafts of all such documents. After discussion and deliberation based upon the information presented and considered during its evaluation of the proposed Strategic Transaction, the Board, by unanimous vote other than that of Peter W. May, who did not participate in the deliberations or vote in view of his interest in the discharge of the Senior Notes, determined that the Principal Documents and the transactions contemplated thereby are advisable and in the best interests of the Company and its stockholders and recommended that the stockholders of the Company approve the Stock Issuances.

        On March 22, 2010, the Company entered into the Acquisition Agreement with Bounty and CNCIM and the Convertible Notes Agreement with Bounty.

Acquisition Agreement

        The following is a summary of selected provisions of the Acquisition Agreement, pursuant to which the Company will acquire all of the outstanding equity interests of CNCIM in consideration of the issuance of shares of the Company's Common Stock to Bounty. While the Company believes this description covers the material terms of the Acquisition Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Acquisition Agreement, which is attached as Annex A to this Proxy Statement. We urge you to read the entire Acquisition Agreement carefully.

Consideration

        Pursuant to the Acquisition Agreement, we have agreed to acquire all of the outstanding equity interests of CNCIM for the total purchase price of $32.5 million consisting of (i) the issuance of 4,545,455 shares (at an implied price of $5.50 per share) of Common Stock and (ii) deferred payments totaling $7.5 million in cash payable in five equal installments beginning six months after the Closing Date.

        Following the consummation of the transactions contemplated by the Acquisition Agreement, the Company and Bounty will adjust the amount of consideration paid by the Company at the Closing for CNCIM to reflect the actual cost of transferring the operations of CNCIM. If the actual cost is less than the estimated cost at the Closing, then the Company will pay to Bounty an amount equal to such difference in cash. If the actual cost is greater than the estimated cost at the Closing, then Bounty will pay to the Company an amount equal to such difference in cash.

Representations and Warranties

        The Acquisition Agreement contains representations and warranties made by the Company, CNCIM and Bounty as of specific dates. The representations and warranties contained in the Acquisition Agreement have been negotiated with the principal purpose of establishing the circumstances in which the parties may have the right not to complete the transactions contemplated by the Acquisition Agreement, or a party may have the right to terminate the Acquisition Agreement if the representations and warranties of another party prove to be untrue due to a change in circumstance or otherwise, rather than establishing matters as facts. Some of these representations and warranties are subject to specified exceptions and qualifications, including exceptions and other information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Acquisition Agreement, which are not included in this Proxy Statement. In addition, some of these representations and warranties are qualified as to "materiality" and "material adverse effect." Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, you should not look to such representations and warranties for information about the Company, Bounty or CNCIM.

        The Acquisition Agreement contains customary representations and warranties by CNCIM, limited representations and warranties by Bounty, and customary representations and warranties by the Company.

        The representations and warranties by CNCIM and Bounty, relate to a number of matters, including the following:

  •
  Organization and good standing of Bounty and CNCIM;

  •
  Authority to enter into the Acquisition Agreement and the documents related thereto and the enforceability of the Acquisition Agreement and the documents related thereto against Bounty and CNCIM;

  •
  Bounty's ownership of CNCIM and the capitalization of CNCIM;

  •
  That the Acquisition Agreement and the documents related thereto do not violate the organizational documents of Bounty, CNCIM or the CNCIM CLOs; do not conflict with or violate any laws applicable to Bounty, CNCIM or the CNCIM CLOs; do not require consent under or conflict with any other agreement of Bounty, CNCIM or the CNCIM CLOs; and do not result in the creation of any lien upon the properties or assets of Bounty, CNCIM or the CNCIM CLOs;

  •
  Compliance with laws;

  •
  Financial statements;

  •
  Absence of certain changes and events since December 31, 2009;

  •
  Absence of undisclosed liabilities and no indebtedness for borrowed money;

  •
  Compliance with specific laws applicable to CNCIM regarding the provision of investment management services;

  •
  The CNCIM CLO management agreements and CNCIM CLOs for which CNCIM is the manager;

  •
  Material contracts;

  •
  Intellectual property owned or used by CNCIM;

  •
  Absence of undisclosed litigation;

  •
  Tax matters;

  •
  Affiliate transactions;

  •
  Employee benefit plans;

  •
  Employment matters;

  •
  Absence of misleading or omissions of material information;

  •
  Independent investigation; and

  •
  Brokers' and finders' fees related to the transactions contemplated by the Acquisition Agreement.

        The representations and warranties by the Company relate to a number of matters, including the following:

  •
  Organization and good standing of the Company;

  •
  Authority to enter into the Acquisition Agreement and the documents related thereto and the enforceability of the Acquisition Agreement and the documents related thereto against the Company;

  •
  The vote of the Company's stockholders necessary to approve the Stock Issuances;

  •
  Subsidiaries of the Company;

  •
  Capitalization of the Company;

  •
  Compliance with laws;

  •
  That the Acquisition Agreement and the documents related thereto do not violate the organizational documents of the Company; do not conflict with or violate any laws applicable to the Company; do not require consent under or conflict with any other agreements of the Company; and do not result in the creation of any lien upon the properties or assets of the Company and its subsidiaries;

  •
  SEC filings and financial statements;

  •
  Absence of certain changes and events since December 31, 2009;

  •
  Absence of undisclosed liabilities;

  •
  Compliance with specific laws applicable to the Company regarding the provision of investment management services;

  •
  The Company's CLO management agreements and the CLO issuers for which it is the manager;

  •
  Material contracts;

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  Absence of undisclosed litigation;

  •
  Tax matters;

  •
  Employee benefit plans;

  •
  Employment matters;

  •
  Absence of misleading or omissions of material information;

  •
  Issuance of shares of our Common Stock in connection with the Acquisition;

  •
  Independent investigation;

  •
  Absence of the granting of voting rights or registration rights;

  •
  Other investment advisory activities;

  •
  Absence of investment adviser relationships regarding private investment funds;

  •
  Brokers' and finders' fees related to the transactions contemplated by the Acquisition Agreement; and

  •
  Affiliate transaction.

Material Adverse Effect

        A number of the representations and warranties by Bounty and CNCIM with respect to CNCIM are qualified by a "Manager Material Adverse Effect" standard. "Manager Material Adverse Effect" is defined to mean any effect, event, circumstance or change that (i) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, financial condition or results of operations of CNCIM, it being agreed that in the event of a cancellation of, notice of cancellation of, termination of, removal for cause of CNCIM as the collateral manager (including pursuant to any "key person" provision) under, or the acceleration, liquidation or optional redemption of securities issued by any CNCIM CLOs with respect to management agreements between CNCIM and such CNCIM CLOs, it shall be deemed to be materially adverse to CNCIM, taken as a whole, only if the loss of the expected future revenue stream would decrease the net present value of the management agreements between CNCIM and the CNCIM CLOs in excess of $3 million and for purposes of this calculation, the net present value of the management fees will be based upon a methodology set forth in a schedule previously delivered to the Company or (ii) would prevent the consummation of the Transactions contemplated by the Acquisition Agreement, other than in the case of events in clause (i) the following:

  (a)
  Changes in general economic, political or financial market conditions (including conditions in the stock markets or other capital markets and changes in interest or exchange rates);

  (b)
  Changes resulting from a change in applicable law or accounting regulation or principle after the date of the Acquisition Agreement;

  (c)
  Changes resulting from the failure of CNCIM to meet any projections, forecasts, revenues or earning predictions, estimates or budgets for any period prior to, on or after the date of the Acquisition Agreement it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Manager Material Adverse Effect has occurred or would reasonably be expected to occur; or

  (d)
  An outbreak or escalation of war, armed hostilities, acts of terrorism, political instability, natural catastrophe or other calamity, crisis or emergency.

        In the case of (a), (b), and (d), such changes shall only be excluded to the extent that they do not have a disproportionate adverse effect on the business, financial condition or results of operations of CNCIM as compared to other persons engaged in the investment management business.

        Additionally, a few of the representations and warranties of the Company are qualified by a "Company Material Adverse Effect" standard. The definition of Company Material Adverse Effect is substantially identical to the definition of Manager Material Adverse Effect, except that the quantifiable loss threshold for the Company is $6 million.

Conduct of CNCIM's Business and the Company's Business Pending Consummation of Transactions

        CNCIM and the Company have each agreed that during the period from the signing of the Acquisition Agreement, until the earlier of the closing or the termination of the Acquisition Agreement, CNCIM, on the one hand, and the Company, on the other hand, will, among other things, use commercially reasonable efforts to maintain their businesses and duly comply with all applicable laws.

        CNCIM has also agreed that, during the period from the signing of the Acquisition Agreement until the earlier of the closing or the termination of the Acquisition Agreement, except as specifically allowed under the Acquisition Agreement, any action by the Company or one of its subsidiaries taken on behalf of CNCIM pursuant to the Transition Services Agreement or consented to in writing by the Company (which consent will not be unreasonably withheld or delayed), CNCIM will not:

  •
  Amend CNCIM's governing documents;

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  Incur indebtedness or liens (other than permitted liens);

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  Issue, sell, authorize, pledge or otherwise encumber any equity interests of CNCIM or any class of securities convertible into equity interests of CNCIM;

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  Repurchase, redeem or otherwise acquire equity interests of CNCIM;

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  Acquire, purchase, license or lease any corporation or other business organization or any material assets or equity interests thereof;

  •
  Transfer, sell, license, lease, abandon or otherwise dispose of any of CNCIM's material assets other than non-exclusive licenses or intellectual property in the ordinary course of business;

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  Change in any material respect any method of accounting principles or accounting practices;

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  Terminate, enter into, amend, assign or waive any material rights or claims under any management agreement with a CNCIM CLO or any material contract;

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  Waive, reduce or defer any fee payable under any management agreement with a CNCIM CLO or any indenture related to such CNCIM CLOs;

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  Consent to any amendment or supplement to any document of any CNCIM CLO;

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  Merge or consolidate CNCIM with or into any corporation or business organization or have CNCIM enter into any joint venture or partnership agreement or similar contract;

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  Except as required by law or existing benefit plans, (i) adopt, terminate or amend any benefit plan or any other bonus, profit sharing, deferred compensation, incentive or equity plan for the benefit of employees, former employees, consultants, members or directors of CNCIM, (ii) grant any material increase in the compensation of CNCIM employees or any increase in the compensation payable or to become payable to any CNCIM member, officer or director,

    (iii) enter into, establish, amend, terminate or renew an employment, bonus, severance, termination pay, retirement or other similar agreement or arrangement that would trigger any key man clauses in any agreement with a CNCIM CLO or (iv) accelerate the vesting or payment of compensation or benefits payable to any current or former employees, consultants, members or directors of CNCIM;

  •
  Adopt or enter into a plan of liquidation, dissolution or other restructuring of CNCIM;

  •
  Settle litigation or commit to settle litigation in excess of $50,000 so long as the settlement does not materially restrict the Company's business (including CNCIM's business post-closing);

  •
  Declare or pay dividends or distributions;

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  Enter into any new line of business;

  •
  Form any subsidiary; or

  •
  Authorize, agree or commit to do any of the foregoing.

        The Company has also agreed that, during the period from the signing of the Acquisition Agreement until the earlier of the closing or the termination of the Acquisition Agreement, except as specifically allowed under the Acquisition Agreement or consented to in writing by Bounty (which consent will not be unreasonably withheld or delayed), the Company will not, and will cause its subsidiaries not to:

  •
  Amend the Company's governing documents;

  •
  Incur indebtedness or liens (other than permitted liens), except for (i) indebtedness incurred in the ordinary course of business, (ii) indebtedness incurred in connection with the refinancing of the subordinated notes issued by Deerfield Capital Trust I, and (iii) indebtedness incurred in connection with financing of investment positions in financial assets and related hedging activity;

  •
  Issue, sell, authorize, pledge or otherwise encumber Common Stock or any equity interests in the Company's subsidiaries or any class of securities convertible into such interests;

  •
  Repurchase, redeem or otherwise acquire any Common Stock;

  •
  Acquire, purchase, license or lease any corporation or other business organization or any material assets or equity interests thereof for consideration, individually or in the aggregate, in excess of $250,000 (other than non-exclusive licenses or intellectual property in the ordinary course of business);

  •
  Transfer, sell, license, lease, abandon or otherwise dispose of any material assets other than financial assets in the ordinary course of business, assets not being transferred to the Company's new leased premises and non-exclusive licenses of intellectual property in the ordinary course of business;

  •
  Change in any material respect any method of accounting principles or accounting practices;

  •
  Waive, reduce or defer any fee payable under any management agreement with a CLO issuer managed by the Company or one of its affiliates (the "Company CLO Issuers") or any indenture related to the Company CLO Issuers except for a negotiated list of agreements;

  •
  Consent to any amendment or supplement to any document of any Company CLO Issuer;

  •
  Terminate, enter into, amend, assign or waive any material rights or claims under any management agreement with a Company CLO Issuer or material contract;

  •
  Merge or consolidate with or into any corporation or other business organization or enter into any joint venture or partnership agreement or similar contract;

  •
  Except as required by law or existing benefit plans and special bonuses that may be paid to officers and directors of the Company upon consummation of the Transactions (which bonuses have not yet been finally determined or awarded) in amount not to exceed $1.3 million in the aggregate (including any discretionary fees paid pursuant to the 2010 Rothschild Compensation Agreement), (i) adopt, terminate or amend any benefit plan or any other bonus, profit sharing, deferred compensation, incentive or equity plan for the benefit of employees, former employees, consultants, members or directors of the Company, (ii) grant any material increase in the compensation of employees or any increase in compensation payable or to become payable to any officer or director, (iii) enter into, establish, amend, terminate or renew any employment, bonus, severance, termination pay, retirement or other similar agreement or arrangement or (iv) accelerate the vesting or payment of compensation or benefits payable to any current or former employees, consultants, or directors of the Company;

  •
  Adopt or enter into a plan of liquidation, dissolution or other restructuring of the Company;

  •
  Settle litigation or commit to settle litigation in excess of $50,000 so long as the settlement does not materially restrict the Company's business;

  •
  Declare or pay dividends or distributions other than cash dividends from any wholly-owned subsidiary of the Company to the Company or another wholly-owned subsidiary of the Company;

  •
  Enter into any new line of business; or

  •
  Authorize, agree or commit to do any of the foregoing.

No Solicitation

        Bounty will not, will not permit its directors, officers and employees to, and shall use commercially reasonable efforts to cause its investment bankers, financial advisors, attorneys, accountants and other representatives not to, directly or indirectly:

  •
  Discuss, negotiate, undertake, initiate, authorize, recommend, propose or enter into, any alternative proposal;

  •
  Solicit or knowingly encourage or facilitate, negotiations or submissions of proposals or offers in respect of an alternative proposal;

  •
  Furnish or cause to be furnished, to any person, any confidential information concerning the business, operations, properties or assets of CNCIM or the CNCIM CLOs in connection with an alternative proposal; or

  •
  Execute or enter into any agreement, understanding, letter of intent or arrangement with respect to an alternative proposal.

        The Company will not, will not permit its directors, officers and employees to, and shall use commercially reasonable efforts to cause its investment bankers, advisors, attorneys, accountants and other representatives not to, directly or indirectly:

  •
  Initiate, solicit, facilitate or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any alternative proposal or engage in, participate in or continue any discussions or negotiations with respect thereto or otherwise cooperate with or assist or facilitate any such inquiries, proposals, offers, discussions or negotiations;

  •
  Approve or recommend, or publicly propose to approve or recommend, any alternative proposal;

  •
  Furnish or cause to be furnished, to any person, any non-public information concerning the business, operations, properties or assets of the Company or the Company CLO Issuers in connection with an alternative proposal;

  •
  Withdraw, change, amend, modify or qualify, or propose publicly to withdraw, change, amend, modify or qualify, in a manner adverse to Bounty or CNCIM, or otherwise make any statement or proposal inconsistent with, the Board's recommendation to the Company's stockholders to approve the Stock Issuances;

  •
  Enter into any agreement, understanding, letter of intent, agreement in principle or other agreement or understanding relating to an alternative proposal or arrangement with respect to an alternative proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to complete the transactions contemplated hereby or breach its obligations hereunder; or

  •
  Resolve, propose or agree to do any of the foregoing.

        The Company may furnish information to and negotiate with any person making an unsolicited alternative proposal if:

  •
  The Board or the Special Committee has determined in good faith after consultation without its financial and legal advisors that the alternative proposal constitutes a superior proposal;

  •
  After consultation within its legal advisor, the Board determines in good faith that such action is necessary to comply with its fiduciary duties to the Company's stockholders under applicable law; and

        The Company has informed Bounty promptly (and in no event later than 24 hours after) following the taking of such action, and thereafter the Company must keep Bounty reasonably informed of the status and material terms and conditions of such alternative proposal.

        An "alternative proposal" means any inquiry, proposal or offer from any person or group of persons other than the parties to the Acquisition Agreement relating to any direct or indirect:

  •
  merger, consolidation, other business combination or similar transaction of either CNCIM or the Company;

  •
  sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise, of assets of either CNCIM or the Company;

  •
  issuance or sale or other disposition of equity interests representing 10% or more of the voting power (including equity interests issuable upon conversion or exercise of any other security) of either CNCIM or the Company;

  •
  transaction or series of transactions in which any person will acquire beneficial ownership or the right to acquire beneficial ownership or any group (as defined in Section 13(d) of the Exchange Act) has been formed which beneficially owns or has the right to acquire beneficial ownership of, equity interests representing 10% or more of the voting power of either CNCIM or the Company; or

  •
  any combination of the foregoing.

        A "superior proposal" means any unsolicited written alternative proposal (except that references to 10% shall be 30% for this purpose) with respect to the Company that:

  •
  The Board determines in good faith (after consultation with its financial and legal advisors) is reasonably likely to be consummated; and

  •
  Is on terms that the Board determines in good faith (after consultation with its financial and legal advisors) is more favorable, from a financial point of view, to the Company's stockholders than the consummation of the transactions contemplated by the Acquisition Agreement after giving effect to all adjustments to the terms thereof which may be offered by Bounty.

        The Board may publicly withdraw, change or modify, in a manner adverse to Bounty, all or any portion of the Board's recommendation to the Company's stockholders to approve the Stock Issuances in response to the Company's receipt of an alternative proposal or a material development other than an alternative proposal or superior proposal that arises or becomes known to the Board or the Special Committee following the date of the Acquisition Agreement and that has not occurred or was unknown to the Board or the Special Committee as of the date of the Acquisition Agreement, if the Board determines in good faith after consultation with its legal and financial advisors that the failure to take such action would be inconsistent with its fiduciary duties to the Company's stockholders and director duties under applicable law. If the Board or the Special Committee determines in good faith, in response to an alternative proposal, that such proposal is a superior proposal, the Company may terminate the Acquisition Agreement and approve or recommend such superior proposal to the Company's stockholders, and enter into an agreement with respect to a superior proposal, or if the Board changes its recommendation of the proposal that the Company's stockholders approve the Stock Issuances in response to a material development that arises or becomes known to the Board or the Special Committee, then Bounty may terminate the Acquisition Agreement and in each case the Company will be obligated to pay a termination fee to Bounty of $1.5 million plus Bounty's reasonable and documented out-of-pocket legal fees and expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement.

        The Board may not change its recommendation of the proposal to approve the Stock Issuances or terminate the Acquisition Agreement in response to a superior proposal unless (i) the Company has not breached its non-solicitation covenants, (ii) the Company has provided at least five business days prior written notice of its intention to take such action, which notice with respect to termination of the Acquisition Agreement will specify the material terms and conditions of such superior proposal and include a copy of the relevant transaction agreement with the party making such superior proposal, and which notice with respect to a change of recommendation will describe the material development other than an alternative proposal or superior proposal that arises or becomes known to the Board or the Special Committee following the date of the Acquisition Agreement, and that has not occurred or was unknown prior to the date of the Acquisition Agreement, and (iii) prior to changing its recommendation of the proposal to approve the Stock Issuances or terminating the Acquisition Agreement in response to a superior proposal, the Company will during such five business day period negotiate with Bounty in good faith, to the extent Bounty desires to negotiate, to make such adjustments in the terms and conditions of the Acquisition Agreement so that the Board no longer deems it necessary to effect a change of recommendation or such superior proposal ceases to be a superior proposal, as applicable.

Stockholders Meeting

        The Acquisition Agreement requires the Company to take all action necessary to call and hold a meeting of its stockholders to approve the Stock Issuances. The Company is required to hold the meeting even if the Board has changed or withdrawn its recommendation that stockholders approve the

Stock Issuances. However, the Company is not required to hold the meeting if the Acquisition Agreement is terminated. The Board is required to take all action that is reasonably necessary or advisable to secure stockholder approval of the Stock Issuances and, subject to its fiduciary duties under applicable law, to recommend that the Company's stockholders vote in favor of such issuances. The Company may adjourn or postpone the stockholders meeting to the extent necessary to supplement or amend the Proxy Statement, or if, as of the time for which the stockholders meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the meeting.

Market Activity

        Bounty agrees that from the date of the Acquisition Agreement until the earlier of the Closing Date or termination of the Acquisition Agreement, Bounty will not, and will not permit any person acting on behalf of Bounty to, engage in short sales, derivatives, participations, swaps or other arrangements that transfer to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock.

CNCIM CLOs

        For so long as an affiliate of the Company is the collateral manager of a CNCIM CLO, Bounty will not, and will cause its affiliates not to, take on any action to:

  •
  Cause the removal of an affiliate of the Company as collateral manager of such CNCIM CLO or terminate the applicable CNCIM CLO management agreement; or

  •
  Vote in favor of an optional redemption of any securities issued by such CNCIM CLO.

Conditions to Closing

  Conditions to the Obligations of the Company

        The Company's obligation to complete the transactions contemplated by the Acquisition Agreement will be subject to the satisfaction of conditions, any one or more of which may be waived by the Company, including:

  •
  The Company's stockholders have approved the Stock Issuances;

  •
  No order, injunction or decree has been issued by any court or agency of competent jurisdiction, and no other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Acquisition Agreement, is in effect;

  •
  No law has been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal the consummation of the transactions contemplated by the Acquisition Agreement;

  •
  All governmental approvals necessary for the consummation of the transactions contemplated by the Acquisition Agreement have been obtained, except for those that, if not obtained, would not reasonably be expected to have a material adverse effect;

  •
  The representations and warranties of Bounty and CNCIM are true and correct as of the closing of the Acquisition Agreement, without giving effect to "materiality" or "material adverse effect" limitations except to the extent that the failure of the representations and warranties to be so true and correct as of the closing of the Acquisition Agreement would not have, individually or in the aggregate, a material adverse effect on CNCIM, except that the following representations and warranties with respect to the following matters shall be true and correct in all respects, in each case at and as of the date of the Acquisition Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date):

    •
    Organization;
    •
    Authorization; enforceability; and
    •
    Title; capitalization and subsidiaries.

  •
  Bounty and CNCIM have performed and complied in all material respects with all covenants and other agreements required to be performed or complied with by them prior to or on the Closing Date;

  •
  No Manager Material Adverse Effect has occurred from the date of the Acquisition Agreement to the Closing Date;

  •
  CNCIM shall not have received notice from any CNCIM CLO or investor in a CNCIM CLO that it may cause, either individually or collectively with others, a redemption of any securities issued by such CNCIM CLO or termination of any CNCIM CLO management agreement;

  •
  The issuance of the Convertible Notes shall be completed contemporaneously with the Closing except to the extent that the failure to consummate the issuance of the Convertible Notes results from a breach of the Convertible Notes Agreement by the Company or a failure by the Company to satisfy any conditions therein;

  •
  Bounty shall have provided a certificate that it is not a foreign person for purposes of Section 1445 of the Code;

  •
  The Company shall have consummated or caused to be consummated the Senior Notes Discharge in an aggregate amount not greater than $55 million plus accrued interest thereon to the Closing Date;

  •
  The Company shall have received executed copies of the Stockholders Agreement and the Registration Rights Agreement; and

  •
  The employment agreements between CNCIM and each of William Hayes and Glenn Duffy shall be in full force and effect.

  Conditions to the Obligations of Bounty and CNCIM

        The obligation of Bounty and CNCIM to complete the transactions contemplated by the Acquisition Agreement will be subject to the satisfaction of conditions, any one or more of which may be waived by Bounty, including:

  •
  The Company's stockholders have approved the Stock Issuances;

  •
  No order, injunction or decree has been issued by any court or agency of competent jurisdiction, and no other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Acquisition Agreement, is in effect;

  •
  No law has been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal the consummation of the transactions contemplated by the Acquisition Agreement;

  •
  All governmental approvals necessary for the consummation of the transactions contemplated by the Acquisition Agreement have been obtained, except for those that, if not obtained, would not reasonably be expected to have a material adverse effect;

  •
  The representations and warranties of the Company are true and correct as of the closing of the Acquisition Agreement, without giving effect to "materiality" or "material adverse effect"

    limitations and except for those representations and warranties that address matters only as of a particular date which must be true and correct as of that date, and except to the extent that the failure of the representations and warranties to be so true and correct as of the closing of the Acquisition Agreement would not have, individually or in the aggregate, a material adverse effect on the Company, except that the following representations and warranties of the Company shall be true and correct in all respects, in each case at and as of the date of the Acquisition Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date):

    •
    Organization;
    •
    Authorization; enforceability;
    •
    Capitalization;
    •
    Federal taxes solely with respect to NOLs; and
    •
    State taxes solely with respect to NOLs will be true and correct in all material respects.

  •
  The Company has performed and complied in all material respects with all covenants and other agreements required to be performed or complied with by it prior to or on the Closing Date;

  •
  No Company Material Adverse Effect has occurred from the date of the Acquisition Agreement to the Closing Date;

  •
  The Company has obtained the consents relating to the Company CLO Issuers representing more than 85% of the net present value of Company CDO management fees in the aggregate (the calculation of which will be based upon the methodology set forth in a schedule delivered by the Company to Bounty);

  •
  The issuance of the Convertible Notes shall have been completed contemporaneously with the Closing except to the extent that the failure to consummate the issuance of the Convertible Notes results from a breach of the Convertible Notes Agreement by Bounty or a failure by Bounty to satisfy any conditions therein;

  •
  The Company shall have consummated or caused to be consummated the Senior Notes Discharge in an aggregate amount not greater than $55 million plus accrued interest thereon to the Closing Date;

  •
  Bounty shall have received executed copies of the Stockholders Agreement and the Registration Rights Agreement;

  •
  The Common Stock and the Conversion Shares shall have been approved for listing on the NASDAQ, subject to official notice of issuance; and

  •
  The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state securities laws prior to the issuance of shares of the Company's Common Stock, and such authorization, approval, permit or qualification shall be effective at the closing.

Termination of the Acquisition Agreement and Termination Fees

        The Acquisition Agreement may be terminated at any time prior to the consummation of the transactions contemplated by the Acquisition Agreement in any of the following ways:

  •
  By written consent of the Company and Bounty;

  •
  By either the Company or Bounty if one or more of the conditions set forth in the Acquisition Agreement has not been fulfilled on or before July 31, 2010; so long as the party seeking to terminate has not failed to fulfill any obligation under the Acquisition Agreement and such failure causes the closing to not occur on or before July 31, 2010;

  •
  By either the Company or Bounty if the Company's stockholders do not approve the Stock Issuances;

  •
  By the Company in accordance with and subject to the terms and conditions of its ability to terminate in connection with the Board's exercise of its fiduciary obligations to enter into an agreement with respect to a superior proposal so long as the Company pays Bounty a termination fee of $1.5 million plus Bounty's reasonable and documented out-of-pocket legal fees and expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement;

  •
  By either the Company or Bounty, if any court of competent jurisdiction or other governmental authority issues a final order permanently prohibiting the consummation of the transactions contemplated by the Acquisition Agreement;

  •
  By either the Company or Bounty, if there has been a breach of any representation or warranty, covenant or agreement, made by the Company, on the one hand, or Bounty or CNCIM, on the other hand, which breach (i) would give rise to a failure of a condition set forth in the Acquisition Agreement and (ii) has not been cured by the party in breach prior to the earlier to occur of (x) 30 business days after such party's receipt of written notice of such breach and (y) July 31, 2010; or

  •
  By Bounty if the Board changes or withdraws its recommendation to the Company's stockholders to approve the Stock Issuances in which case the Company will be obligated to pay Bounty a termination fee of $1.5 million plus Bounty's reasonable and documented out-of-pocket legal fees and expenses in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement.

        Additionally, if (A) prior to termination of the Acquisition Agreement the Company has received an alternative proposal and (B) within six months of the date of such termination the Company enters into an agreement in respect of, or consummates, any alternative proposal, then the Company will pay Bounty a termination fee in the amount of $1.5 million plus Bounty's reasonable and documented out-of-pocket legal fees and expenses relating to the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement if (i) either party terminates the Acquisition Agreement because one or more of the conditions set forth in the Acquisition Agreement has not been fulfilled on or before July 31, 2010, provided that the terminating party has not breached the Acquisition Agreement, (ii) either party terminates the Acquisition Agreement because the Company's stockholders do not approve the Stock Issuances or (iii) Bounty terminates the Acquisition Agreement for breach of a representation, warranty or covenant which gives rise to a breach of a condition that is not cured within 30 days of notice thereof and provided that Bounty has not materially breached the Acquisition Agreement.

Expenses

        If the Closing occurs, then at the Closing, the Company will pay Bounty's (i) reasonable and documented out-of-pocket legal fees and expenses and (ii) reasonable and documented out-of-pocket financial advisor fees and expenses in an amount not to exceed $500,000 in connection with the Acquisition Agreement, the transactions contemplated by the Acquisition Agreement and the negotiations leading up to the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement.

        Other than as set forth in the immediately preceding sentence and in the section entitled "Termination of the Acquisition Agreement and Termination Fees" and the estimated costs of the transferring the operations of CNCIM to be paid by the Company (currently estimated to be approximately $1.2 million), whether or not the transactions contemplated by the Acquisition Agreement are completed, all costs and expenses incurred in connection with the Acquisition Agreement and the consummation of the transactions by the Acquisition Agreement will be paid by the party incurring the expense.

Survival

        None of the representations and warranties contained in the Acquisition Agreement survive the closing of the Acquisition Agreement. The covenants and agreements contained in the Agreement will survive the closing of the Acquisition Agreement and continue indefinitely, except for covenants and agreements that by their terms contemplate a shorter survival period.

Indemnification

        Bounty has agreed to indemnify the Company for losses related to operating liabilities of CNCIM arising prior to the Closing Date (other than liabilities under certain employment agreements, liabilities relating to CNCIM's CLO management agreements, liabilities relating to actions taken pursuant to the Transition Services Agreement and the expenses of the transfer of operations described above) for one year from closing and certain pre-closing tax liabilities for three years from closing subject to a $125,000 deductible and a $5 million cap.

Stockholders Agreement

        In connection with the consummation of the Transactions, the Company and Bounty will execute the Stockholders Agreement. The following is a summary of selected provisions of the Stockholders Agreement. The description of the Stockholders Agreement in this Proxy Statement has been included to provide you with information regarding its terms. While the Company believes this description covers the material terms of the Stockholders Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Stockholders Agreement, which is attached as Annex B to this Proxy Statement. We urge you to read the entire Stockholders Agreement carefully.

Board Composition

        Our Board has set the current size of our Board at seven directors; the Board currently consists of six directors and one vacancy. Upon the consummation of the Transactions, the size of our Board will be increased by two directors so that our Board will consist of nine directors divided equally among the three existing classes of directors. Our Board will elect to fill the current Board vacancy and the two vacancies created by the expansion of the Board with the following three individuals designated by Bounty: Jason Epstein, as a Class I director; Andrew Intrater, as a Class II director; and                             , as a Class III director. Mr.                              qualifies as an independent director pursuant to our corporate governance guidelines and applicable NASDAQ Listing Rules. Bounty has the right to designate one observer to attend, but not vote at, all meetings of the Board and each committee of the Board for so long as Bounty owns at least 15% of the Outstanding Common Stock. Bounty has designated Paul Lipari as its observer to the Board. The Board will consist of not more than nine directors and will be divided into three equal classes for so long as Bounty owns at least 5% of the Outstanding Common Stock, unless otherwise agreed by the Board (including the directors designated by Bounty).

        So long as Bounty owns at least 25% of the Outstanding Common Stock, the Company will, at each meeting of stockholders of the Company at which directors are elected, nominate and recommend for election to the Board three individuals designated by Bounty, one of whom will qualify as an independent director pursuant to our corporate governance guidelines and applicable NASDAQ Listing Rules if necessary to ensure that a majority of the members of the Board are independent. If at any time Bounty owns less than 25% of the Outstanding Common Stock, Bounty will no longer have a right to designate, and the Company will have no further obligation to nominate, three individuals designated by Bounty for election to the Board, even if Bounty subsequently owns more than 25% of the Outstanding Common Stock. So long as Bounty owns at least 15% and 5% of the Outstanding Common Stock, respectively, the Company will, at each meeting of stockholders of the Company at which directors are elected, nominate and recommend for election to the Board two individuals and one individual, respectively, designated by Bounty. If at any time Bounty owns less than 15% and 5%, respectively, of the Outstanding Common Stock, Bounty will no longer have a right to designate, and the Company will have no further obligation to nominate, two individuals and any individual, respectively, designated by Bounty for election to the Board, even if Bounty subsequently owns more than 15% and 5%, respectively, of the Outstanding Common Stock. Each individual designated by Bounty for nomination as a director to the Board must be reasonably satisfactory to the Company. None of Bounty's rights to designate individuals to the Board are transferable in connection with any sale by Bounty of its Common Stock or the Convertible Notes.

        In order to give effect to the Board designation rights contained in the Stockholders Agreement, our Board made an election under the Maryland General Corporation Law to provide the Board with the exclusive right to fill vacancies on the Board, including vacancies resulting from an increase in the size of the Board and to provide that directors so elected to fill those vacancies serve for the balance of the unexpired term. See "Description of Capital Stock—Subtitle 8."

Strategic Committee

        In connection with the consummation of the Transactions, the Board will establish the Strategic Committee, which will continue to exist for so long as Bounty owns at least 25% of the Outstanding Common Stock. The Strategic Committee will initially consist of four members: two directors designated by Bounty and two directors designated by those independent directors of the Company not designated by Bounty. The Strategic Committee will report and make recommendations to the Board regarding the following and, for matters approved by the Board, will be responsible for effectuating the following: (i) the identification and execution of merger and acquisition opportunities; (ii) setting direction for the Company with our management, including new investment initiatives and investment products; (iii) the hiring, dismissal and scope of responsibility of senior management; and (iv) the integration of CLO platforms of CNCIM and the Company. None of Bounty's rights with respect to the Strategic Committee are transferable in connection with any sale by Bounty of its Common Stock or Convertible Notes.

Restrictions on Bounty

        Until the earlier of the third anniversary of the Closing or the date on which Bounty owns less than 15% of the Outstanding Common Stock, and unless unanimously approved by the independent directors of the Company not designated by Bounty and its affiliates, Bounty and its affiliates, including their respective directors, officers and employees, will not, directly or indirectly (which will include any action taken on behalf of Bounty or its affiliates):

  •
  Engage in any proxy contests with respect to the election of individuals to the Board; or

  •
  Seek, alone or in concert with others, to (i) obtain additional representation on the Board that is not contained in the Stockholders Agreement, (ii) effect the removal of any director on the

    Board, except as set forth in the Stockholders Agreement, or (iii) make a stockholder proposal or otherwise seek to amend any provision of the Company's Charter and Bylaws to change the size of the Board, the authority of the Nominating Committee or the manner in which directors are elected.

        Bounty has also agreed that as a condition precedent to any sale by it of Common Stock representing 15% or more of the Outstanding Common Stock, Bounty will require the buyer of such Common Stock to agree to abide by these restrictions.

Market Activity

        Until the earlier of the third anniversary of the Closing or the date Bounty owns less than 10% of the Outstanding Common Stock, Bounty will not, directly or indirectly, nor permit its affiliates or any person acting on behalf of Bounty or its affiliates to, engage in Short Sales (as defined in the Stockholders Agreement), derivatives, participations, swaps or other arrangements that transfer to another person, in whole or in part, any of the economic consequences of ownership of the Company's Common Stock or Convertible Notes without transferring title to or legal ownership of such Common Stock and Convertible Notes.

Majority Voting Bylaw

        So long as Bounty owns at least 5% of the Outstanding Common Stock, the Company will adopt, and continue to maintain, a Majority Voting Bylaw substantially in the form attached as Annex D to this Proxy Statement that requires each nominee for election to the Company's Board to be elected by a majority of the votes cast at a meeting called for the election of directors, provided a quorum is present in person or by proxy (a "Majority Vote"). However, in the event the number of director nominees exceeds the number of vacant positions, directors will be elected by a plurality of the votes cast at such meeting, provided a quorum is present in person or by proxy. In order for any incumbent director to become a nominee of the Board for further service on the Board, such individual will submit an irrevocable resignation, and such resignation will be automatically effective if the incumbent director does not receive a Majority Vote in an election that is not a contested election. Bounty will own approximately 40.2% of the issued and outstanding Common Stock on the Record Date on a fully diluted basis as a result of the issuance of the Acquisition Shares (and approximately 56.2% of the issued and outstanding Common Stock on the Record Date on a fully diluted basis if in addition all of the Convertible Notes to be purchased by Bounty are converted), and will therefore have substantial ability (or the absolute power) to block the election of any director nominated by the Nominating Committee as a result of the Majority Voting Bylaw.

Preemptive Rights

        So long as Bounty owns at least 5% of the Outstanding Common Stock, if the Company proposes to issue any securities, including shares of Common Stock, other capital stock or convertible securities, then Bounty will have the right to purchase up to its pro rata portion of such securities (calculated based solely on the Common Stock issued or issuable to Bounty upon conversion of the Convertible Notes as a percentage of the then-outstanding Common Stock prior to the issuance of such securities) at the same purchase price as the Company's proposed issuance to other purchasers.

        The foregoing rights do not apply to (i) issuances of securities to officers, employees, directors or consultants of the Company pursuant to arrangements approved by the Board or the Compensation Committee; (ii) issuances of securities in connection with a business combination or acquisition involving the Company; (iii) issuances of securities pursuant to any rights or agreements so long as the Company has complied with the preemptive rights provisions contained in the Stockholders Agreement or such rights or agreements existed prior to the consummation of the Transactions; (iv) issuances of securities in connection with any stock split, stock dividend, recapitalization, reclassification or similar event by the Company; (v) issuances of securities upon the conversion of the Convertible Notes; (vi) issuances of warrants in connection with debt financings; (vii) securities registered under the Securities Act that are issued in an underwritten public offering and (viii) any right, option or warrant to acquire any security convertible into the securities excluded pursuant to clauses (i) through (vii) above.

Non-Solicit

        So long as Bounty owns at least 5% of the Outstanding Common Stock, and unless unanimously approved by the Board, neither Bounty nor its affiliates will, directly or indirectly, solicit for employment or hire any employee of the Company or any of its affiliates except for employees who are terminated by the Company, who respond to a general solicitation of employment or who were employed by Bounty or its affiliates following consummation of the Transactions prior to being employed by the Company or its affiliates following consummation of the Transactions.

Convertible Notes Agreement

        The following is a summary of selected provisions of the Convertible Notes Agreement, in which Bounty will purchase $25 million in aggregate principal amount of Convertible Notes of the Company for cash on the Closing Date. While the Company believes this description covers the material terms of the Convertible Notes Agreement, it may not contain all of the information that is important to you and is qualified in its entirety to the Convertible Notes Agreement, which is attached as Annex C to this Proxy Statement. We urge you to read the entire Convertible Notes Agreement carefully.

Principal Amount

        The aggregate principal amount of Convertible Notes issuable under the Convertible Notes Agreement is limited to an amount equal to $50 million plus the principal amount of all Convertible Notes issued in the form of PIK Interest in respect of the Convertible Notes. At the Closing, the Company will issue to Bounty $25 million in aggregate principal amount of Convertible Notes for cash. Subject to compliance with the covenants contained in the Convertible Notes Agreement, the Company may from time to time issue an aggregate of up to $25 million in principal amount of additional Convertible Notes, excluding PIK Interest payable on any additional Convertible Notes, subject to Bounty's approval.

Maturity

        The Convertible Notes will mature seven and one-half years from the date of issuance (the "Maturity Date") and will be due and payable in full in cash on the Maturity Date, except to the extent any of the Convertible Notes have been converted into Conversion Shares or redeemed by the Company.

Interest

        Interest on the Convertible Notes will be payable to the holders of the Convertible Notes quarterly in arrears on each January 1, April 1, July 1 and October 1. The Company may, in its sole discretion and upon notice to the holders of the Convertible Notes, pay up to 50% of the interest due in PIK Interest, so long as the payment of PIK Interest would not be prohibited by, or constitute a default under, any other indebtedness or preferred stock of the Company and its subsidiaries.

        To the extent that the Company has not made a PIK Election, the Company will pay interest in cash at a rate equal to the per annum rate specified below:

Period	Interest Rate
Closing Date to and including the day prior to second anniversary of the Closing Date	8.00%
Second anniversary of the Closing Date to and including the day prior to third anniversary of the Closing Date	9.00%
Third anniversary of the Closing Date to and including the day prior to fourth anniversary of the Closing Date	10.00%
Fourth anniversary of the Closing Date and thereafter	11.00%

        To the extent that the Company has made a PIK Election, then the Company will pay interest at the PIK Interest Rate equal to the per annum rate specified below:

Period	Interest Rate
Closing Date to and including the day prior to second anniversary of the Closing Date	10.00%
Second anniversary of the Closing Date to and including the day prior to third anniversary of the Closing Date	11.00%
Third anniversary of the Closing Date and thereafter	12.00%

        If the Company makes a PIK Election, then the PIK Interest Rate will apply to the calculation of all interest due on the date upon which interest is due and payable to the holders of the Convertible Notes. Once the Company has made a PIK Election, the PIK Interest Rate will apply to all subsequent interest periods for which interest is paid, whether in cash or in-kind. Any PIK Election made will apply in the same percentage with respect to each Convertible Note outstanding.

Conversion

        The holders of Convertible Notes will have the right, at any time, to convert the principal amount of the Convertible Notes held by such holders into the number of Conversion Shares equal to the Conversion Rate, which will initially be approximately 165.29 shares per $1,000 principal amount of Convertible Notes (equal to a conversion price of $6.05 per share), subject to adjustment in certain events. The Conversion Rate is subject to adjustment from time to time for issuances of shares of Common Stock, options, rights, warrants or other equity securities of the Company, cash distributions made by the Company, by dividend or otherwise, tender offers or exchange offers by the Company or any of its subsidiaries for shares of Common Stock, dividends or distributions involving capital stock of the Company's subsidiaries, reclassifications of the Company's Common Stock and any merger or sale of all or substantially all of the property or assets of the Company. The total number of shares of Common Stock issuable upon conversion of the Convertible Notes may increase from time to time due to any one or more of the following factors:

  •
  the issuance of up to $25 million in aggregate principal amount of additional Convertible Notes;

  •
  the payment of PIK Interest on Convertible Notes then outstanding; and

  •
  adjustments to the Conversion Rate due to customary anti-dilution adjustments and a price protection provision set forth in the Convertible Notes Agreement.

        Stockholders are being asked to approve the issuance of all Conversion Shares then issuable pursuant to the Conversion Rate as the same may be adjusted throughout the term of the Convertible Notes Agreement pursuant to the foregoing provisions.

Redemption

        The Company may not redeem the Convertible Notes prior to the second anniversary of the Closing Date. Thereafter, the Company may redeem all or a part of the Convertible Notes upon not less than 30 nor more than 60 days' notice to the holders of the Convertible Notes at a redemption price equal to 100% of the principal amount of the Convertible Notes plus, if the redemption date is on or prior to the third anniversary of the Closing Date, the interest rate then in effect as an additional percentage of principal amount and (ii) if the redemption date is after the third anniversary of the Closing Date, but on or prior to the fourth anniversary of the Closing Date, one-half of the interest rate then in effect as an additional percentage of principal amount, in each case, plus accrued and unpaid interest on the Convertible Notes redeemed to the applicable redemption date. Holders of Convertible Notes have the right to refuse to surrender their Convertible Notes to the Company if the Company is not in compliance with its obligations under the Registration Rights Agreement (as described below). The Company is not required to make any mandatory redemption or sinking fund payments in respect of the Convertible Notes.

Events of Default

        The Convertible Notes Agreement contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company and its material subsidiaries, all outstanding Convertible Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the holders of at least 33 1/3% in principal amount of the then outstanding Convertible Notes may declare all of the outstanding Convertible Notes to be due and payable immediately.

Covenants of the Company

        The Company is making customary covenants to the holders of Convertible Notes, including the following:

  •
  That the Company will timely pay the principal and interest on the Convertible Notes;

  •
  That, for so long as any Convertible Notes are outstanding, the Company will provide the holders of the Convertible Notes information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K, whether or nor the Company is subject to the reporting requirements of the Exchange Act;

  •
  That the Company will not, and will not permit any of its subsidiaries to incur any indebtedness that is contractually subordinated in right of payment to other indebtedness of the Company unless such indebtedness is also contractually subordinated in right of payment to the Convertible Notes on substantially similar terms;

  •
  That the Company will not consolidate or merge with or into another person or sell, transfer or otherwise dispose of all or substantially all of its assets to another person unless (i) (A) either the Company is the surviving corporation, or (B) the surviving entity is an entity existing under the laws of the United States or any state thereof, and if such entity is not a corporation, a co-obligor of the Convertible Notes is a corporation existing under such laws, (ii) the surviving entity has assumed all obligations of the Company under the Convertible Notes Agreement and the Registration Rights Agreement and (iii) immediately after such transaction, no default or event of default under the Convertible Notes Agreement has taken place;

  •
  That, upon a change of control of the Company, the Company will offer to repurchase all or any part of the Convertible Notes of each holder of Convertible Notes at a purchase price in cash equal to 100% of the aggregate principal amount of the Convertible Notes repurchased, plus accrued and unpaid interest;

  •
  That the Company will not lease all or substantially all of the assets of the Company and its subsidiaries;

  •
  That the Company will use its commercially reasonable efforts to keep the Conversion Shares listed on NASDAQ or another securities exchange on which the Common Stock is listed or quoted; and

  •
  That, for so long as any Convertible Notes remain outstanding, the Company will reserve and keep available out of its authorized but unissued Common Stock, the full number of Conversion Shares.

Representations and Warranties

        The Convertible Notes Agreement contains customary representations and warranties by the Company and Bounty:

        The representations and warranties by the Company relate to a number of matters, including the following:

  •
  Organization and good standing of the Company and its subsidiaries;

  •
  Authority to enter into the Convertible Notes Agreement and the Registration Rights Agreement and the enforceability of the Convertible Notes Agreement and the Registration Rights Agreement against the Company;

  •
  The capitalization of the Company;

  •
  Compliance with laws;

  •
  That the Convertible Notes Agreement and the Registration Rights Agreement do not violate the organizational documents of the Company; do not conflict with or violate any laws applicable to the Company; do not require consent under or conflict with other agreements of the Company; and do not result in the creation of any lien upon the properties or assets of the Company;

  •
  Timely filing of all documents required to be filed with the SEC;

  •
  Absence of certain changes and events;

  •
  No undisclosed liabilities;

  •
  Compliance with specific laws applicable to the Company regarding provision of investment management services;

  •
  Material contracts;

  •
  No litigation;

  •
  Payment of taxes;

  •
  Employee benefits matters;

  •
  Employment matters;

  •
  That the information supplied on or behalf of the Company for inclusion in the Proxy Statement to be sent to the stockholders of the Company in connection with the Meeting will not contain any statement that is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication that has become false or misleading;

  •
  Due authorization, issuance and delivery of the Convertible Notes by the Company to the holders, free from all liens;

  •
  Absence of registration rights or voting rights with respect to the equity securities of the Company;

  •
  That the Company does not engage in the business of extending credit for the purpose of carrying margin stock;

  •
  That the Company has not engaged in a general solicitation of investors with respect to offers or sales of the Convertible Notes and that, to the Company's knowledge, the sale of the Convertible Notes will not be integrated with any other security;

  •
  No brokers fees are payable by the Company in connection with the issuance of the Convertible Notes; and

  •
  That the Company and its subsidiaries do not manage or act as an investment adviser to any private investment funds.

        The representations and warranties by Bounty relate to a number of matters, including the following:

  •
  Organization and good standing of Bounty;

  •
  Authority to enter into the Convertible Notes Agreement and the Registration Rights Agreement and the enforceability of the Convertible Notes Agreement and the Registration Rights Agreement against Bounty;

  •
  That the Convertible Notes Agreement and the Registration Rights Agreement do not violate the organizational documents of Bounty; do not conflict with or violate any laws applicable to Bounty; do not require consent under or conflict with any agreement relating to material indebtedness of Bounty; and do not result in the creation of any lien upon the properties or assets of Bounty;

  •
  That Bounty is acquiring the Convertible Notes for investment purposes only and not with a view towards public sale or distribution thereof;

  •
  That Bounty is an "accredited investor" as defined in Rule 501(a) of the Securities Act; and

  •
  That Bounty has completed its own investigation of the Company.

Conditions to Closing

  Conditions to the Obligations of the Company

        The Company's obligation to complete the transactions contemplated by the Convertible Notes Agreement is subject to the satisfaction of conditions, any one or more of which may be waived by the Company, including:

  •
  No order, injunction or decree has been issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the issuance of the Convertible Notes;

  •
  No law has been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal the consummation of the issuance of the Convertible Notes;

  •
  The representations and warranties of Bounty are true and correct of the issuance of the Convertible Notes; and

  •
  The transactions contemplated by the Acquisition Agreement shall be consummated contemporaneously with the issuance of the Convertible Notes.

  Conditions to the Obligations of Bounty

        The obligation of Bounty to complete the transactions contemplated by the Convertible Notes Agreement is subject to the satisfaction of conditions, any one or more of which may be waived by Bounty, including:

  •
  The Company will have obtained the approval of the Stock Issuances by the affirmative vote of a majority of the total votes cast by the Company's stockholders at the Meeting;

  •
  The Company will have delivered the principal amount of the Convertible Notes to Bounty;

  •
  The Company has performed and complied in all material respects with all covenants and other agreements required to be performed or complied with by it prior to or on the Closing Date;

  •
  No order, injunction or decree has been issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the issuance of the Convertible Notes;

  •
  No law has been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal the issuance of the Convertible Notes;

  •
  The representations and warranties of the Company are true and correct as of the issuance of the Convertible Notes;

  •
  The Company shall have obtained, or secured an exemption from, all necessary permits and qualifications, if any, required by any state or county prior to the offer and sale of the Convertible Notes, and such authorization, approval, permit or qualification shall be effective at the Closing;

  •
  The transactions contemplated by the Acquisition Agreement shall be consummated contemporaneously with the issuance of the Convertible Notes;

  •
  Each of the Senior Notes Discharge Agreement and the Termination Agreement will be in full force and effect;

  •
  Bounty will receive copies of the Registration Rights Agreement, duly executed by the Company;

  •
  Bounty will receive true and correct copies of the Company's constituent documents and resolutions of the Board authorizing the execution, delivery and performance of the Convertible Notes Agreement and the Registration Rights Agreement, certified correct and complete as of the Closing Date by the Company's Secretary;

  •
  The shares of Common Stock issuable upon conversion of the Convertible Notes shall have been approved for listing on NASDAQ; and

  •
  Bounty will receive opinions from one or more legal counsels to the Company, reasonably satisfactory to Bounty, dated as of the Closing Date.

Registration Rights

        Concurrently with the closing of the Acquisition and the issuance of the Convertible Notes, the Company will grant registration rights to Bounty with respect to the Common Stock issued in connection with the Acquisition and the Conversion Shares. Bounty and the holders of the Conversion Shares will have a total of four demand rights and unlimited piggyback rights, subject to customary underwriter cutbacks and issuer blackout periods. In the event that Company does not comply with the demand rights under the Registration Rights Agreement, the Company will pay special interest to Bounty in an amount equal to 1.0% per annum of the principal amount of Convertible Notes held by Bounty that are affected by such default. The Company will pay all fees and expenses relating to the registration of the Common Stock and the Conversion Shares.

Transition Services Agreement

        In connection with the Acquisition Agreement, the Company entered into the Transition Services Agreement, pursuant to which the Company is providing services to CNCIM in connection with its management of the CNCIM CLOs. The Company will not receive a fee for providing such transition services through the Closing, but may, under certain circumstances, receive a negotiated fee for a period of up to six months after the date of termination of the Acquisition Agreement.

Regulatory Approvals To Be Obtained in Connection with the Transactions

        We do not believe that the Company, Bounty or CNCIM are required to obtain any U.S. federal or state regulatory approvals to complete the Transactions described herein. In the United States, we must comply with applicable federal and state securities laws and the NASDAQ Listing Rules in connection with the Stock Issuances. The Company has applied to have the Acquisition Shares and the Conversion Shares listed on NASDAQ.

Interests of Certain of our Directors and Executive Officers in the Transactions

        Peter W. May, a director of the Company since December 2007, is also a director and the vice-chairman of the board of Wendy's/Arby's Group, Inc., a holder of approximately $48.9 million principal amount of the Company's Series A Notes that are expected to be paid and discharged by the Company pursuant to the Senior Notes Discharge Agreement for an aggregate amount of approximately $30.8 million plus all unpaid and accrued interest in cash as of the Closing Date. Mr. May has indicated that he intends to resign from the Board following the consummation of the Transactions and the Board intends to fill the vacancy created thereby with an individual who qualifies as an independent director. Mr. May took no part in the consideration of the Acquisition or the Stock Issuances.

        Jonathan W. Trutter, our Chief Executive Officer and a member of the Board, owns approximately $637,000 in principal amount of Series A Notes that are expected to be paid and discharged by the Company for an aggregate amount of approximately $408,000 plus all unpaid and accrued interest in cash as of the Closing Date.

        Pursuant to the 2010 Rothschild Compensation Agreement, Peter Rothschild, our Interim Chairman and a member of the Board, is entitled to two discretionary fees, a "Capital Transaction Success Fee" not to exceed $1 million and a "Non-Capital Transaction Success Fee" not to exceed $500,000, which may be paid if certain specified conditions are met. The conditions for payment of the discretionary fees include, but are not limited to, Mr. Rothschild playing an instrumental role in arranging and completing a strategic transaction that substantially increases shareholder value. The Compensation Committee has complete discretion over whether to award the Capital Transaction Success Fee and the Non-Capital Transaction Success Fee and over the amount of the fees and the portion payable as cash or non-cash compensation, and has not yet finally determined the amount of such fees to be paid in connection with consummation of the Transactions.

        In consideration of their services rendered as members of the Special Committee, Robert E. Fischer and Stuart I. Oran are each entitled to compensation in an amount equal to $15,000 per month (not to exceed $90,000 total) and Robert B. Machinist, as Chairman of the Special Committee, is entitled to compensation in an amount equal to $45,000 per month (not to exceed $180,000 total).

        The Compensation Committee has discussed but not yet finally determined to award special bonuses to officers and directors of the Company upon consummation of the Transactions. The Special Committee has advised Bounty that such bonuses, if paid, together with any discretionary fees paid pursuant to the 2010 Rothschild Compensation Agreement, would not exceed $1.3 million in the aggregate.

        None of the Company or, to the best of our knowledge, any of our directors, or executive officers, or any of their respective associates, has any contract, arrangement, understanding or relationship with any other person with respect to any securities of CNCIM at any time since the beginning of the last fiscal year, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Other than the negotiations that have taken place with respect to the Transactions, there have been no contacts, negotiations or transactions since the beginning of the last fiscal year between the Company, any of our subsidiaries or, to the best of our knowledge, any of our directors, or executive officers, or any of their respective associates, on the one hand, and CNCIM or its affiliates, on the other hand, concerning a merger, consolidation or acquisition, an exchange offer or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets.

        We have not effected any transaction in securities of CNCIM in the past 60 days. Except as set forth in this Proxy Statement, to our knowledge, after reasonable inquiry, none of our directors, director nominees, executive officers nor any of their respective associates or majority owned subsidiaries, beneficially owns or has the right to acquire any securities of CNCIM or has effected any transaction in securities of CNCIM during the past 60 days.

Impact of the Stock Issuances on Existing Stockholders

        The issuance of the Acquisition Shares and the Conversion Shares will significantly dilute the Common Stock ownership percentages of our existing stockholders.

  •
  Assuming the issuance of the 4,545,455 Acquisition Shares and no other issuances of shares as of the date of approval by our stockholders, Bounty would own approximately 40.2% of the Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

  •
  Assuming the issuance of the Acquisition Shares, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes and we have not elected to pay PIK Interest, we expect to issue approximately 4,132,231 Conversion Shares. In such event Bounty would own approximately 56.2% of the Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

  •
  Assuming the issuance of the Acquisition Shares, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes and we have elected to pay the maximum permitted amount of PIK Interest, we would expect the maximum amount of Conversion Shares to be issued to be approximately 5,208,869. In such event Bounty would own approximately 59.1% of the Common Stock issued and outstanding as of the Record Date on a fully diluted basis.

        As of December 31, 2009, the Company had NOLs of approximately $209.0 million, which will begin to expire in 2028 if not used, and NCLs of approximately $422.8 million, which will begin to expire in 2012 if not used. The issuance of the Acquisition Shares will result in an Ownership Change for purposes of Sections 382 and 383 of the Code. As a result of the occurrence of the Ownership Change, our ability to use our NOLs, NCLs and certain recognized built-in losses to reduce our taxable income in a future year would generally be limited to the Section 382 Limitation.

        Our Charter currently contains transfer restrictions to prevent investors from aggregating ownership of our Common Stock and triggering an Ownership Change. Since the issuance of the Acquisition Shares will result in an Ownership Change, our Board has exempted the issuance of the Acquisition Shares and the issuance of the Convertible Notes to be purchased by Bounty from the restrictions set forth in Article IX of the Charter. If the Transactions are consummated and the Acquisition Shares are issued to Bounty, our Board has agreed to terminate the restrictions on ownership and transfer contained in Article IX of the Charter.

        The actual number of Conversion Shares issuable may vary due to the adjustment provisions in the Convertible Notes, including in respect of issuances of shares of Common Stock, options, rights, warrants or other equity securities of the Company, cash distributions made by the Company, tender offers or exchange offers by the Company or any of its subsidiaries for shares of Common Stock, dividends or distributions involving capital stock of the Company's subsidiaries, reclassifications of the Company's Common Stock and any merger or sale of all or substantially all of the property or assets of the Company. As a result of the Stock Issuances, Bounty will become a significant stockholder of the Company with substantial influence (or even control) over matters submitted to a vote of our stockholders, including the election of directors, amendment of our organizational documents, acquisitions or other business combinations involving the Company and potentially the ability to prevent extraordinary transactions such as a takeover attempt.

        The Stockholders Agreement provides that if Bounty holds at least 25% of the Outstanding Common Stock (including shares issuable upon conversion of the Convertible Notes), then Bounty will have the right to designate three out of nine directors to the Board (one of whom must qualify as an independent director if necessary to ensure that a majority of the members of the Board are independent). If Bounty holds less than 25% but more than 15% of the Outstanding Common Stock, then Bounty will have the right to designate two out of nine directors to the Board and if Bounty holds less than 15% but more than 5% of the Outstanding Common Stock, then Bounty will have the right to designate one director out of nine directors to the Board. Upon consummation of the Transactions, the Board will establish the Strategic Committee consisting of two directors designated by Bounty and two directors designated by those independent directors of the Company not designated by Bounty. The Strategic Committee will report and make recommendations to the Board regarding implementing certain strategic initiatives. None of Bounty's rights with respect to the Board or the Strategic Committee are transferable in connection with any sale by Bounty of its Common Stock or Convertible Notes. As a result, the directors elected to the Board by Bounty may exercise significant influence on matters considered by the Board. Bounty may have interests that diverge from, or even conflict with, those of the Company and its other stockholders.

Dissenters' or Appraisal Rights of Existing Stockholders

        Under applicable Maryland law, the Company's stockholders do not have dissenters' or appraisal rights in connection with the issuance of the Acquisition Shares or the issuance of the Conversion Shares, and we do not plan to independently provide stockholders with any such rights.

Vote Required and Recommendation of the Special Committee and the Board

        For the approval of the Stock Issuances, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal.

        The Board established the Special Committee, consisting of Robert B. Machinist (Chairman), Robert E. Fischer and Stuart I. Oran, to evaluate and negotiate the Transactions in consultation with management of the Company and the Special Committee's financial advisors and legal counsel. The Special Committee:

  •
  determined that the Transactions, including the Stock Issuances, are advisable and in the best interests of the Company and its stockholders and unanimously approved the Acquisition Agreement, Convertible Notes Agreement, Senior Notes Discharge Agreement, Termination Agreement and the Stock Issuances;

  •
  unanimously recommended that the Board approve the Acquisition Agreement, Convertible Notes Agreement, Senior Notes Discharge Agreement, Termination Agreement and the Stock Issuances; and

  •
  unanimously recommended that the Board recommend that our stockholders approve the Stock Issuances.

        In reaching these decisions, the Special Committee consulted with its financial advisors and legal counsel and with management, and considered many factors, including without limitation the following, each of which they believed supported their decision:

  •
  The issuance of the Acquisition Shares is required to complete the Acquisition;

  •
  The issuance of the Convertible Notes and the mutual conditioning of the issuance of the Convertible Notes and the Acquisition upon each other;

  •
  The use of proceeds of the issuance of the Convertible Notes, together with other funds, to complete the Senior Notes Discharge for $55 million plus accrued interest or an aggregate 25.6% discount from the face amount of such Senior Notes, which will eliminate approximately $74 million of debt that matures on December 21, 2012, reducing our indebtedness and the amount of interest we will be required to pay going forward and eliminating the covenants in the Senior Notes that significantly restrict the Company's flexibility;

  •
  The Senior Notes Discharge will satisfy the requirement of the Trust Preferred Exchange that we complete a Credit Enhancing Transaction, thereby allowing us to pay a significantly lower interest rate on the New Subordinated Notes that the Company issued in exchange for the Trust Preferred Securities previously issued by subsidiaries of the Company for approximately the next five years;

  •
  The fact that the Company has been exploring value-creating transactions for over a year, including engaging an investment banker to explore other strategic alternatives, without success;

  •
  Management's view that the Acquisition of CNCIM, the issuance of the Convertible Notes and the Senior Notes Discharge would enhance our capital structure;

  •
  The Company's stockholders will benefit from an improved capital structure that commits fewer long-term resources to the payment of interest on debt obligations of the Company and improves the Company's debt to equity ratio;

  •
  Our ability to use the Common Stock as currency, compared to the cost of capital that would be required for us to achieve the same expansion of our business through internal growth;

  •
  The management fee streams from the CNCIM CLOs will improve the profitability of the Company and spread costs of our operations over a larger portfolio of assets under management;

  •
  The potential issuance of the Conversion Shares upon the conversion of the Convertible Notes would reduce our costs, including legal and accounting costs related to the maintenance of the Convertible Notes;

  •
  Historical and current information concerning the Company's and CNCIM's respective businesses, including trends in financial performance, financial condition, operations and competitive position;

  •
  The opportunity for the Company's stockholders to participate in the potential future value of the Company, which includes CNCIM, and as a result of such inclusion the belief of the Special Committee that the Company is positioned to grow faster than without the Acquisition;

  •
  The terms and conditions of the Acquisition Agreement, including: (a) the conditions to the closing of the Acquisition, including the receipt of stockholder approval, and the simultaneous closing of the issuance of the Convertible Notes, and the likelihood of those conditions being satisfied; and (b) the belief of the Special Committee that the termination fees payable in the circumstances set forth in the Acquisition Agreement are reasonable in the context of termination fees that were payable in other comparable transactions and would not be likely to preclude another party from making a superior proposal with respect to the Company;

  •
  Our prospects if the Transactions are not completed;

  •
  The Company's historical stock price and the price at which the Common Stock is being issued to Bounty in connection with the Acquisition and the Conversion Rate of the Conversion Shares;

  •
  The addition of two key employees of CNCIM and three directors and one Board observer designated by Bounty who we expect to bring additional knowledge and expertise to the Company; and

  •
  The timing and amount of the cash deferred purchase price payments.

        In the course of their deliberations, the Special Committee also considered a variety of risks and other potentially negative factors concerning the Transactions, including the following:

  •
  The fact that Bounty would hold approximately 40.2% of the issued and outstanding of our Common Stock as of the Record Date on a fully diluted basis upon consummation of the Acquisition (and approximately (i) 56.2% and (ii) 59.1% (assuming the Company elects not to pay the maximum permitted amount of PIK Interest) of the issued and outstanding shares of our Common Stock as of the Record Date on a fully diluted basis upon issuance of the Conversion Shares upon the conversion of the Convertible Notes) and, accordingly, the substantial influence Bounty would have over corporate governance;

  •
  The substantial dilution to the Company's stockholders as a result of the Stock Issuances;

  •
  The risk that the Acquisition and the issuance of the Convertible Notes might not be completed in a timely manner or at all due to failure to satisfy the closing conditions, a number of which are outside of the Company's control;

  •
  If the Acquisition is not completed, the potential adverse effect of the public announcement of the termination of the Acquisition on our business;

  •
  The risk that the Company may need additional financing, and be unable to raise such additional capital and that such additional capital, even if available, will be further dilutive to our stockholders and may be at a lower valuation than reflected in the issuance of the Acquisition Shares and the issuance of the Conversion Shares upon conversion of the Convertible Notes;

  •
  The restrictions that the Acquisition Agreement imposes on soliciting competing acquisition proposals;

  •
  The fact that the Company would be obligated to pay significant termination fees under certain specified circumstances;

  •
  The possible volatility, at least in the short term, of the trading price of the Common Stock resulting from the announcement and pendency of the Acquisition and the issuance of the Convertible Notes;

  •
  The consents required by the Company and the fact that if the required level of consents are not obtained a condition to the consummation of the Acquisition and the issuance of the Convertible Notes will not be satisfied;

  •
  The fact that under the Stockholder Agreement, Bounty is granted the right to appoint up to three directors and one observer to the Board depending on the amount of Common Stock owned by Bounty;

  •
  The fact that Bounty's large ownership stake, together with the contractual rights that we have agreed to grant Bounty, may make it more difficult and expensive, or impossible, for a third party to pursue a strategic transaction with the Company in the future, including a change of control of the Company, even if such a transaction would generally benefit the Company's stockholders;

  •
  The limitation on our ability to use our NOLs, NCLs and certain recognized built-in losses in the future as a result of the issuance of the Acquisition Shares;

  •
  The possibility that the financial and strategic benefits expected to be achieved by the Transactions might not be obtained on a timely basis or at all, which would have a detrimental impact on our ability to become more profitable and to fund our debt obligations;

  •
  The fact that the restrictions imposed on Bounty with respect to engaging in proxy contests and short sales of the Common Stock and Convertible Notes terminate on the earlier of three years from closing and when Bounty's ownership of Common Stock and Conversion Shares is less than 15% of the outstanding Common Stock (calculated assuming that all of the Convertible Notes have been converted);

  •
  The interests that certain members of our Board and management have in the consummation of the Transactions; and

  •
  The risks and costs that could be borne by us if the Transactions are not completed, including the diversion of management and employee attention prior to completion of the Transactions, and the potential adverse effect on our business. Also, under the Acquisition Agreement, we must conduct our business in the ordinary course, subject to a variety of other restrictions on the conduct of our business prior to closing of the transactions contemplated by the Acquisition Agreement or termination of the Acquisition Agreement, which may delay or prevent us from undertaking business opportunities that may arise.

        The Special Committee also considered a number of risks involved with the Transactions which are described under the section entitled "Risk Factors" in this Proxy Statement.

        The Board, other than Peter W. May, who because of a conflict of interest took no part in the consideration of the Acquisition or the Stock Issuances, based its determination to approve the Transactions and recommend that our stockholders approve the Stock Issuances primarily on the factors that were considered by the Special Committee described above, the unanimous recommendation of the Special Committee and the extensive arm's length negotiations of the Special Committee with representatives of Bounty, the holders of Senior Notes and the Pegasus Parties.

        The foregoing discussion of the information considered by the Special Committee and the Board is not exhaustive, but includes the material factors that the Special Committee and the Board considered in approving the Acquisition Agreement, Convertible Notes Agreement, Senior Notes Discharge Agreement and Termination Agreement and recommending approval of the Stock Issuances by the Company's stockholders. In view of the wide variety of factors considered by the Special Committee and the Board in connection with their evaluation of the Transactions and the complexity of these factors, the Special Committee and the Board did not consider it practical to, nor did they attempt to, quantify, rank or otherwise assign any specific or relative weights to the specific factors that it considered in reaching its decision. In considering the factors described above, individual directors may have assigned different weights to different factors. The Special Committee and the Board did not reach any specific conclusion on each factor considered, but instead conducted an overall analysis of the totality of the benefits and risks relating to the Transactions. The Special Committee and the Board discussed the factors described above, including asking questions of senior management and legal and financial advisors, and determined that the Transactions were advisable and in the best interests of the Company and its stockholders.

AFTER CAREFUL CONSIDERATION, INCLUDING CONSIDERATION OF THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, OUR BOARD, OTHER THAN PETER W. MAY, WHO BECAUSE OF A CONFLICT OF INTEREST TOOK NO PART IN THE CONSIDERATION OF THE ACQUISITION OR THE STOCK ISSUANCES, RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1 TO APPROVE THE STOCK ISSUANCES.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

Our Board of Directors

        Our Bylaws provide that a majority of our Board may establish, increase or decrease the number of directors at a regular or special meeting called for that purpose, provided that the number of directors may not be less than five nor more than 15. At each annual stockholders meeting, one class of directors is elected by our stockholders to hold office for a term of three years and until their successors have been duly elected or appointed and qualified. Our Board has set the current size of our Board at seven directors; however, the Board has voted to increase the size of the Board to nine directors pursuant to the Stockholders Agreement if the Acquisition is consummated. For more information, see "Proposal No. 1—Approval of the Stock Issuances—Stockholders Agreement—Board Composition." Our Board currently consists of six directors and one vacancy.

Information Concerning Director Nominees

        Our Charter divides our Board into three classes, designated as Class I, Class II and Class III. The current Board consists of two Class I members, two Class II members and two Class III members. In addition, there is one existing vacancy in Class I. The terms of the Class III directors, Jonathan W. Trutter and Robert B. Machinist, expire at the Meeting. Those directors have been nominated for re-election to serve as directors for a term expiring at our annual meeting in 2013 and until their successors are duly elected or appointed and qualified. Our Class I directors will be up for election at our next annual meeting, expected to be held in 2011, and our Class II directors will be up for election at our annual meeting expected to be held in 2012.

        If Proposal No. 1 is approved and the Acquisition and the issuance of the Convertible Notes are completed, we have agreed to expand the size of the Board by two directors so that the Board will consist of nine directors divided equally among the three existing classes. As a result of the existing vacancy on the Board, there will be three open directorships following the expansion of the Board to nine directors. Upon consummation of the Acquisition, three designees of Bounty, Jason Epstein, Andrew Intrater and                             will be added to the Board as Class I, II, and III directors, respectively, and Paul Lipari will become an observer of the Board. In addition, one of our current directors, Peter W. May, has indicated that he will resign as a Class I director following the consummation of the Transactions, and the Board intends to fill the vacancy created thereby with an individual who qualifies as an independent director.

        If any nominee becomes unavailable or unwilling to serve as a director for any reason, the persons named as proxies in the proxy card are expected to consult with our Board, which would solicit a recommendation from our Nominating Committee, in voting the shares represented by them. Our Board has no reason to doubt the availability of any nominee, and each nominee has indicated his willingness to serve as a director if elected by the stockholders at the Meeting.

        The name, age, term of office, business background and specific individual qualifications and skills of each of the nominees, is as follows:

Name	Age	Biography
Jonathan W. Trutter	52	Mr. Trutter is our Chief Executive Officer and a member of our Board. Mr. Trutter has been a member of our Board since November 2004 and our Chief Executive Officer since December 2004. Mr. Trutter is also the Chief Executive Officer and Chief Investment Officer of DCM and Co-Head of DCM's bank loan investment team. Mr. Trutter joined DCM in 2000. From 1989 to 2000, he was a Managing Director of Scudder Kemper Investments, an investment manager, where he directed the Bank Loan / Private Placement Department. Over the last ten years Mr. Trutter has held leadership roles within the Company through which he has obtained a detailed knowledge and valuable perspective and insight into our business and strategy.
Robert B. Machinist	57

Mr. Machinist has been a member of our Board since December 2004. He is currently Chairman of the Board of Advisors of MESA, a leading merchant bank specializing in media and entertainment industry transactions. Mr. Machinist also runs a private family investment company. In addition, he is a member of the boards of directors of United Pacific Industries, a publicly-listed Hong Kong company, and Maimonides Medical Center. He was the Chairman of Atrinsic, a publicly-listed interactive media company, through 2008. From 1998 to December 2001, Mr. Machinist was managing director and head of investment banking for the Bank of New York and its Capital Markets division. From January 1986 to November 1998, he was president and one of the principal founders of Patricof & Co. Capital Corp. (and its successor companies), a multinational investment banking business, until its acquisition by the Bank of New York. Mr. Machinist has extensive capital markets and investment banking expertise and financial skills obtained through leadership positions with investment and merchant banking firms and service on the board of directors of other public companies.

        Our Board has determined that Robert B. Machinist is independent, as that term is defined in our Corporate Governance Guidelines and the general independence standards of the NASDAQ Listing Rules.

Vote Required and Board Recommendation

        For the election of directors, you may vote in favor of one or both of the nominees or withhold your vote as to one or both of the nominees. You will be voting with respect to the nominees that were nominated by our Board based on a recommendation from the Nominating Committee, and you will not be able to vote for more than two persons. There is no cumulative voting in the election of directors. If a quorum is present, then the nominees receiving a plurality of all of the votes cast at the Meeting will be elected.

OUR BOARD RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Deloitte to audit the financial statements of the Company for the fiscal year ending December 31, 2010. Deloitte was our independent registered public accounting firm for our 2008 and 2009 fiscal years. Deloitte representatives are expected to attend the Meeting and, therefore, will have the opportunity to make a statement and be available to respond to questions. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Principal Accounting Firm Fees

        For the fiscal years ended December 31, 2009 and 2008, all of the services performed by Deloitte were approved by the Audit Committee. The following table sets forth the services provided by, and aggregate fees paid to, Deloitte for each of the last two fiscal years:

Fee	Year	Amount	Description of Services
Audit Fees	2009	$771,724	Audit of our 2009 financial statements and review of our financial statements in our Quarterly Reports on Form 10-Q, including an assessment of the effectiveness of our internal controls over financial reporting.
	2008	$1,208,560

Audit of our 2008 financial statements and review of our financial statements in our Quarterly Reports on Form 10-Q, including an assessment of the effectiveness of our internal controls over financial reporting.

Audit-Related Fees	2009	$87,600	Services relating to certain agreed upon procedures, prospective consulting and consulting on potential strategic transactions.
	2008	$46,314	Services relating to certain agreed upon procedures in connection with a revolving warehouse facility.
Tax Fees	2009	$154,424	Preparation of our federal and state income tax returns, other compliance reporting and consultation and discussion on tax-related issues.
	2008	$201,534

Preparation of our federal and state income tax returns, other compliance reporting, consultation and discussion on tax-related issues, calculation of taxable income on certain of our investments and review of our 2008 taxable income and REIT qualification test calculations.

All Other Fees	2009	$—	N/A
	2008	$—	N/A
Total Fees	2009	$1,013,748
	2008	$1,456,408

Pre-Approval of the Independent Registered Public Accounting Firm's Services

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent registered public accounting firm and its affiliates. These policies require the specific pre-approval of any such services that have not received the Audit

Committee's general pre-approval or have exceeded the Audit Committee's pre-approved fee levels. These procedures include monitoring the independent registered public accounting firm's services to determine whether they comply with the pre-approval policies and the independent registered public accounting firm's submission of a statement to the Audit Committee that any services it performs that require separate pre-approval comply with the rules of the SEC on auditor independence.

        The Audit Committee pre-approved 100% of the audit-related, tax and other fees described in the table above for 2008 and 2009.

Vote Required and Board Recommendation

        For the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2010, you may vote in favor of the proposal, vote against the proposal or abstain from voting. If a quorum is present, approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal. The Audit Committee will reconsider Deloitte's appointment if it is not ratified by our stockholders.

OUR BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL NO. 4

APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE MEETING

Adjournment or Postponement

        If it becomes necessary to solicit additional proxies to approve Proposal Nos. 1 or 2, a motion may be made to adjourn or postpone the Meeting to a later time to permit further solicitation of proxies. If such a motion to adjourn or postpone is made, it will require the affirmative vote of the holders of a majority of all votes cast on the proposal, provided that a quorum is present. The Board believes this proposal to be advisable and in the best interests of the Company's stockholders because it gives the Company the flexibility to solicit the vote of additional holders of the Company's voting securities to vote on matters the Board deems important to the Company.

Vote Required and Board Recommendation

        For the proposal to approve the adjournment or postponement of the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. If a quorum is present, approval of the proposal requires the affirmative vote of a majority of all votes cast on the proposal.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.

DESCRIPTION OF CAPITAL STOCK

        The following summary description of our capital stock does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law and our Charter and Bylaws, copies of which have been filed as exhibits to our Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on March 16, 2009, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, filed with the SEC on August 11, 2008, and our Current Report on Form 8-K, filed with the SEC on March 25, 2010, and are incorporated by reference in this Proxy Statement. To obtain copies of these and other filings, please see the section entitled "Where You Can Find More Information" in this Proxy Statement.

 General

        Our Charter provides that we may issue up to 600,000,000 shares of stock, consisting of 500,000,000 shares of Common Stock, par value $0.001 per share, and 100,000,000 shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock"). As of the Record Date, 6,455,357 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding. Our Board, with the approval of a majority of the entire Board and without any action on the part of our stockholders, may amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts and obligations solely as a result of their status as stockholders.

Common Stock

        All shares of our Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our Common Stock have no preemptive, appraisal, preferential exchange, conversion, sinking fund or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws, by contract or by restrictions set forth in our Charter. Each share of our Common Stock entitles its holder to one vote. In the event of our liquidation, dissolution or winding up, each share of our Common Stock would be entitled to share ratably in all of our assets that are legally available for distribution after payment of or adequate provision for all of our known debts and other liabilities and subject to any preferential rights of holders of our Preferred Stock, if any Preferred Stock is outstanding at such time.

        Subject to any restrictions on the transfer and ownership of our capital stock that may be set forth in our Charter, from time to time and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of our Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our Common Stock will possess exclusive voting power. Our Board is classified, and there is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Common Stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. However, upon consummation of the Transactions, pursuant to the Stockholders Agreement, for so long as Bounty owns at least 5% of the Outstanding Common Stock, the Company will maintain a Majority Voting Bylaw. See "Proposal No. 1—Approval of the Stock Issuances—Majority Voting Bylaw."

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless recommended by the Board and approved by the affirmative vote of stockholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions, which first have been declared advisable by our Board, by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. An affirmative vote of two-thirds of all votes entitled to be cast on the matter is required for approval of amendments to our Charter related to (i) removal of directors from our Board, (ii) the authority of our Board to classify and reclassify certain unissued shares of capital stock and (iii) restrictions on ownership and transfer relating to our prior status as a REIT that are no longer effective.

Preferred Stock

        Our Board may authorize the issuance of shares of any class or series of Preferred Stock, with such terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series as it may determine. Prior to issuance of shares of each class or series of Preferred Stock, our Board will be required by Maryland law and our Charter to fix the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of Preferred Stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our Common Stock or otherwise be advisable and in their best interests. As of April 19, 2010, no shares of Preferred Stock were outstanding. While we have no present plans to issue any Preferred Stock, we may determine to issue Preferred Stock at any time in the future.

Power to Reclassify Shares of Our Capital Stock

        Our Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Stock. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of Common Stock or Preferred Stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our Common Stock or otherwise be advisable and in their best interests.

Power to Issue Preferred Stock and Additional Shares of Common Stock

        We believe that the power of our Board to amend our Charter without stockholder approval to increase the total number of authorized shares of our capital stock or any class or series of our capital stock, to issue additional authorized but unissued shares of our Common Stock or Preferred Stock and to classify or reclassify unissued shares of our Common Stock or Preferred Stock and thereafter to cause us to issue such classified or reclassified shares of stock provides us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. The additional classes or series, as well as our Common Stock, will be available for issuance without further action by our stockholders, unless stockholder action is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. Our Board could authorize us to issue a class or series that could, depending upon the terms of such class or series, delay, defer or prevent a transaction or a change in control of us that might involve a premium price for holders of our Common Stock or otherwise be advisable and in their best interests.

 Restrictions on Ownership and Transfer

        We were formed as a REIT in 2004 and completed our initial public offering in June 2005. Effective January 1, 2008, we elected to terminate our status as a REIT when we converted to a C corporation for federal income tax purposes, at which point the restrictions on ownership and transfer of our capital stock set forth in Article VI of our Charter ceased to have any effect.

        We have available NOLs, NCLs and certain other tax attributes to offset our future taxable income. NOLs and NCLs benefit us by offsetting future taxable income, if any, dollar-for-dollar and thereby eliminating (subject to an alternative minimum tax) the U.S. federal corporate income tax to the extent such income is offset. The benefit of the NOLs, NCLs and certain other tax attributes can be reduced or eliminated if we undergo an Ownership Change, as defined in the Code. Generally, there is an Ownership Change if, at any time, one or more 5% stockholders (as defined in the Code) have aggregate increases in their ownership in the corporation of more than 50 percentage points looking back over the relevant testing period, which can occur as a result of acquisitions and certain dispositions of common stock by 5% stockholders. As a result of an Ownership Change, our ability to use our NOLs, NCLs and certain recognized built-in losses to reduce our taxable income in the future will generally be limited to the Section 382 Limitation.

        On May 20, 2009, we amended our Charter to restrict certain acquisitions and dispositions of our securities with the intention of reducing the likelihood of an Ownership Change and preserving the benefit of our NOLs, NCLs and certain other tax attributes for tax purposes. Article IX of the Charter generally prohibits any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition of shares of our Common Stock or rights or options to purchase our Common Stock or any other interests that would be treated as our capital stock under the income tax regulations promulgated under the Code, if as a result of such sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, any person or group becomes a 5% stockholder (as defined in the Code) or the percentage of our Common Stock already owned by an existing 5% stockholder (as defined in the Code) increases. The Board has the ability to grant waivers from the restrictions contained in Article IX of the Charter. Since the issuance of the Acquisition Shares will result in an Ownership Change, our Board has exempted the issuance of the Acquisition Shares and the issuance of the Convertible Notes to be purchased by Bounty from the restrictions set forth in Article IX of the Charter. If the Transactions are consummated and the Acquisition Shares are issued to Bounty, our Board has agreed to terminate the ownership and transfer provisions contained in Article IX of the Charter.

        Our Board has by resolution exempted the Company from the provisions of the Maryland Business Combination Act, and our Bylaws exempt the Company from the Maryland Control Share Acquisition Act. These statutory provisions, if applicable, could also dissuade stockholders from acquiring a significant amount of our Common Stock.

        Subject to stockholder approval, we could amend our Charter to implement new restrictions on ownership and transfer of our capital stock in the future. Any such ownership limitations that may be contained in our Charter could delay, defer or prevent a transaction or a change in control that might involve a premium price for the common stock or might otherwise be in the best interests of our stockholders.

Warrants

        Pursuant to the Termination Agreement, the Company has agreed to grant the Pegasus Investor warrants to purchase an aggregate of 200,000 shares of Common Stock and has agreed to grant to certain associates of the Pegasus Investor warrants to purchase an aggregate of 50,000 shares of Common Stock, in each case at an exercise price of $4.25 per share, expiring on April 9, 2014. Each warrant may be exercised, in whole or in part, at the applicable exercise price at any time prior to

April 9, 2014. The warrants provide for the adjustment of the exercise price and the number of shares of Common Stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of Common Stock or options to purchase Common Stock to the Company's stockholders. The warrants do not entitle the holders to any voting or other rights as are accorded to the Company's stockholders. The warrants will be granted to accredited investors in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act. Neither the warrants nor any shares of Common Stock issuable upon exercise of the warrants are subject to any contractual restrictions on transfer. No registration rights have been granted by the Company with respect to the warrants or the shares of Common Stock issuable upon exercise of the warrants.

Transfer Agent and Registrar

        The transfer agent and registrar for our Common Stock is AST.

 IMPORTANT PROVISIONS OF MARYLAND LAW AND OUR CHARTER AND BYLAWS

Removal of Directors

        Our Charter provides that a director may be removed only for cause by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. For purposes of removal of a director, "cause" means conviction of a felony or entry of a final court judgment holding that the director caused demonstrable, material harm to our company through bad faith or active and deliberate dishonesty. This provision, when coupled with the provisions in our Charter and Bylaws giving our Board the exclusive power to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution providing that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board. As a result, such parties may be able to enter into business combinations with us that may not be in the best interest of our stockholders, without compliance with the super-majority vote requirements and the other provisions of the statute. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Control Share Acquisitions

        Maryland law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third,

  •
  one-third or more but less than a majority or

  •
  a majority or more of all voting power.

        Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Accordingly, the control share acquisition statute does not apply to the Stock Issuances.

        Our Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. This provision may be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the control share acquisition statute only if our Board determines that it would be in our best interests.

 Subtitle 8

        Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

  •
  a classified board of directors;

  •
  a two-thirds stockholder vote requirement for removing a director;

  •
  a requirement that the number of directors be fixed only by vote of the directors;

  •
  a requirement that a vacancy on the board of directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

  •
  a majority requirement for the calling of a special meeting of stockholders.

        Through provisions in our Charter and Bylaws unrelated to Subtitle 8, we already (a) have a classified Board, (b) require a two-thirds stockholder vote for the removal of any director from the Board, as well as require such removal to be for cause, (c) vest in the Board the exclusive power to fix the number of directorships and (d) require, unless called by our chairman of the Board, our president, our chief executive officer or the Board, the request of holders of a majority of outstanding shares to call a special meeting. On March 25, 2010, the Company filed Articles Supplementary in the State of Maryland reflecting our Board's election that the Board will have the exclusive power to fill vacancies on the Board, by a vote of the remaining directors, and such vacancies will be filled until the end of the term of the class of directors in which the vacancy occurred.

Advance Notice of Director Nominations and New Business

        Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by a stockholder who was a stockholder of record both at the time of giving of notice by such stockholder as provided for in our Bylaws and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving of notice by such stockholder as provided for in our Bylaws and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Anti-Takeover Effect of Certain Provisions of Maryland Law and of Our Charter and Bylaws

        The business combination provisions and, if the applicable provision in our Bylaws is rescinded, the control share acquisition provisions of Maryland law, the provisions of our Charter relating to removal of directors and filling vacancies on our Board and the advance notice provisions of our Bylaws could delay, defer or prevent a transaction or a change in the control of us that might involve a premium price for holders of our Common Stock or otherwise be in their best interest.

 SELECTED FINANCIAL DATA OF THE COMPANY

        The selected historical consolidated financial information of the Company for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 is set forth in the Company's 2009 Annual Report, which is incorporated by reference herein. The financial information incorporated herein by reference should be read in conjunction with, and is qualified in its entirety by reference to the Part II—Item 8. Financial Statements and Supplementary Data" and "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's 2009 Annual Report.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF CNCIM

        CNCIM is a wholly-owned subsidiary of Bounty. Both CNCIM and Bounty are managed by RUSM. Unless otherwise noted or the context otherwise requires, we refer to CNCIM, Bounty and RUSM as "we," "us," "our" or "our company."

        We consider all statements regarding industry outlook, the future performance of our business, and other non-historical statements, forward-looking statements as permitted by the Private Securities Litigation Reform Act of 1995. These include statements regarding future results or expectations. Forward-looking statements can be identified by forward-looking language, including words such as "believes," "anticipates," "expects," "estimates," "intends," "may," "plans," "projects," "will" and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this Proxy, except as may be required by applicable securities laws. All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. Forward looking statements are subject to numerous risks and uncertainties, including, but not limited to, the risks and uncertainties described in "Forward-Looking Statements" beginning on page 21 and "Risk Factors" beginning on page 25.You should read the following discussion together with our consolidated financial statements and notes thereto beginning on page F-1.

        CNCIM is not a publicly traded company, is not registering any securities and had annual revenues of less than $50 million for the year ended December 31, 2009. Accordingly, CNCIM is a "smaller reporting company" as defined in Rule 405 under the Securities Act.

Overview

        CNCIM is a Delaware limited liability company formed in January 2006 and based in Charlotte, NC. CNCIM holds collateral management agreements to provide collateral management services ("Services") to four CLO Issuers with combined AUM of $1.8 billion as of December 31, 2009: ColumbusNova CLO Ltd. 2006-I ("2006-I"); ColumbusNova CLO Ltd. 2006-II ("2006-II"); ColumbusNova CLO Ltd. 2007-I ("2007-I"); and ColumbusNova CLO Ltd. 2007-II ("2007-II"). Reported AUM generally reflects the aggregate principal or notional balance of the collateral of the CLO and, in some cases, the cash balance held by the CLOs and is as of the date of the last trustee report received for each CLO prior to January 1, 2010.

        Upon completion of the Transactions, our operations will be merged into DFR's operations. Concurrent with the Transactions, DFR has negotiated employment agreements with certain key personnel of CNCIM, including our portfolio managers, William Hayes and Glenn Duffy (the "Portfolio Managers").

History of Operations

        In January 2006, RUSM helped Bounty create CNCIM, a CLO asset-management company with three senior asset managers, William Hayes, Glenn Duffy and Nicholas Combs (the "Partners"). The Partners collectively owned 50% of CNCIM, with Bounty holding the other 50%, until October 31, 2007 when they sold their interest to Bounty. Upon completion of that transaction, William Hayes and Glenn Duffy remained as Portfolio Managers of the business, while Nicholas Comb left the business.

        In 2006, CNCIM contracted with Morgan Stanley to assist in the securitization of up to three CLOs. For a fee, Morgan Stanley provided short-term warehouse financing and assisted in the marketing, underwriting and securitizations of three CLOs totaling $1.4 billion AUM, as follows:

CLO	Initial AUM (in millions)	Closing Date
2006-I	$400.5	August 2006
2006-II	$500.0	December 2006
2007-I	$500.0	March 2007

        In 2007, CNCIM contracted with UBS to assist in the securitization of up to three CLOs. For a fee, UBS provided short-term warehouse financing and assisted in the marketing, underwriting and securitization of one CLO with $450 million of AUM in November 2007. Subsequently, CNCIM and UBS terminated the agreement and any requirement to pursue the securitization of the remaining two CLOs.

        As of December 31, 2009, CNCIM managed four CLOs with $1.8 billion of AUM, as follows:

CLO	Closing Date	Underwriter	Initial AUM (in millions)	AUM December 31, 2009 (in millions)
2006-I	August 2006	Morgan Stanley	$400.5	$387.1
2006-II	December 2006	Morgan Stanley	500.0	486.5
2007-I	March 2007	Morgan Stanley	500.0	478.9
2007-II	November 2007	UBS	450.0	426.9

Total			$1,850.5	$1,779.4

The Deerfield Transaction

        On March 22, 2010, Bounty entered into the Acquisition Agreement with DFR, pursuant to which DFR agreed to acquire 100% of Bounty's interest in CNCIM. In connection with the Acquisition, DFR entered into the Transition Services Agreement with Bounty and CNCIM, where DFR will provide Services to the four CLOs without charge, until the Acquisition is completed. In the event the transaction is terminated by DFR (under certain defined circumstances), DFR will continue to provide the Services, without charge for up to six months. In the event the transaction is terminated by Bounty (under certain defined circumstances), DFR is obligated to provide Services for a fee equal to 50% of the senior management fees (or 10 basis points) (the "TSA Rate") for up to six months. In either case, CNCIM will then be required to hire a third party to provide Services for the four CLOs. For further discussions please see page 41 under the heading "Acquisition Agreement" and page 63 under the heading "Transition Services Agreement."

        We anticipate the termination of all our employees on or around April 30, 2010 other than certain key employees, including William Hayes and Glenn Duffy, who have executed employment agreements with DFR and will assist in the management of our business under the terms of the Transition Services Agreement. In addition, other operating expenses will be discontinued and in the case of subscribed services, those services will not be renewed. As part of the Acquisition, operating expenses after April 30, 2010 up to $1.1 million during the remainder of 2010 and $0.1 million for 2011 will be paid by CNCIM. Expenses incurred above those limits will be paid directly by Bounty.

Our Business

        Our business involves earning contractual investment advisory fees for managing each CLO. The CLO investments include bank loans and other corporate debt, consisting of senior secured loans (first lien and second lien term loans), senior subordinated debt facilities and other junior securities, typically in middle market companies across a range of industries (collectively referred to as "Corporate Loans").

Collateralized Loan Obligations

        The term CLO generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and equity securities to fund the purchase of those investments. The debt tranches issued by the CLO are typically rated by one or more of the principal rating agencies based on portfolio quality, diversification and structural subordination. The equity securities issued by the CLO represent the first loss piece of the capital structure and are generally entitled to all residual amounts available for distribution after the CLO's obligations to the debt holders and certain other parties have been satisfied. As of December 31, 2009, 2008 and 2007, we managed four CLOs that invest mainly in Corporate Loans and did not hold any investment in CLO debt or equity securities.

Investment Advisory Fees

        For the Services provided, we receive senior and subordinate management fees ("Fees"), generated and paid quarterly, calculated as a percentage of AUM for the respective CLO. In addition to the Fees, we are entitled to receive a performance incentive fee equal to 20% of the income above the performance goal. The performance goal for this calculation is determined as CLO income required to provide the CLO equity investor an internal rate of return ("IRR") of 12% on their net invested capital.

        A summary of contractual investment advisory fees is as follows:

CLO	Senior Management Fees	Subordinate Management Fees	Performance Incentive Fees
2006-I	0.2%	0.3%	20%
2006-II	0.2%	0.3%	20%
2007-I	0.2%	0.3%	20%
2007-II	0.2%	0.2%	20%

        For 2007-II, we agreed to temporarily waive our right to the subordinate management fee to increase the overall profitability and cash flow of this CLO during a period of unstable market conditions following the global credit crisis which began in July of 2007. For the years ended December 31, 2009, 2008 and 2007, we waived $0.9 million, $0.9 million and $0.1 million respectively. As the markets have begun to stabilize we do not anticipate the need to continue waiving these fees, and there is no provision requiring DFR to waive this fee upon the successful consummation of the Acquisition.

Services Contracts

        Our results of operations depend largely on revenue earned under our investment management contracts with CLOs, and we had four contracts outstanding as of December 31, 2009. Those contracts currently expire between 2018 and 2021, and may be terminated early under certain circumstances. Each CLO generally has the right to remove CNCIM as the investment advisor of that CLO under certain conditions. Currently, we have not received any indication leading us to believe we may be removed as investment advisor under any contract, including as a result of the Acquisition. In the event of any such removal or termination, it would have a material impact on our results of operations.

Employees

        As of December 31, 2009 and 2008, we had 10 and 13 employees, respectively.

 Trends

        We have identified the following trends that may affect our business:

        Credit market dislocation.    The well-publicized disruptions in the financial markets that began in 2007 and escalated throughout 2008 significantly diminished through the second half of 2009. The numerous programs implemented by the U.S. government aimed at stabilizing credit markets and improving overall financial system liquidity show signs of having the desired effect. Among the signs of returning stability and confidence in financial markets was a strong increase in equity markets with the Dow Jones Industrial Average and the S&P 500 advancing by 23% and 21%, respectively, during the second half of 2009. Another sign that markets may be resuming more normal operations was an increased pace of mergers and acquisitions. Further contributing to a sense of returning normalcy was the relative stability of treasury yields. On balance, rates along the yield curve moved by 31 basis points or less from June 30, 2009 to December 31, 2009, with the shorter end of the curve (3 years or less) moving less than 16 basis points. The trailing 100 day volatility on the 10 year Treasury bond declined from 52.5% at June 30, 2009 to 27.2% by the end of the year. While we certainly cannot predict the long-term effect that these programs will have on financial markets or our business, we have observed that the massive liquidity provided by the government via the numerous programs it implemented had the effect of raising prices and lowering risk premiums.

        Corporate credit performance.    Corporate default rates have increased over the past year as the U.S. economy weakened and financial markets deteriorated. As noted above, stock prices have recently risen, and corporate earnings reports for many companies point to improving economic conditions. Although there may be some further cyclical increase in corporate defaults over the coming months, we expect government stimulus programs and improving economic conditions to begin moderating the pace of such defaults. If the stimulus packages are not effective in promoting growth, it is possible that recent signs of improvement will give way to renewed economic weakness. A further weakening of the U.S. economy would likely result in further increases in corporate default rates. Such increases would likely further reduce the returns associated with the Corporate Loans held in our CLOs. Increases in defaults could also cause us to trigger or prolong the effects of certain structural provisions in our CLOs that we manage. These structural provisions include, but are not limited to, overcollateralization requirements that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool.

        CLO financing and management.    The reduction in liquidity and widening of credit spreads have resulted in significant downward pressure on the market values of assets typically held in and financed by CLOs. These decreased market values, along with increased default rates on assets held in CLOs and significant rating agency downgrades of the collateral underlying certain of our CLOs, have caused our CLOs to trigger certain of their structural provisions and potentially events of default, either of which reduce our management fees and AUM.

        There was a substantial increase in prices of Corporate Loans throughout 2009. This price increase, coupled with moderating loan defaults, has helped to repair some of the structural provisions in our four CLOs, which has increased the cash distribution of management fees we earn on our CLOs. We expect these structural provisions to continue to repair, which would be expected to result in higher cash distribution of management fees in 2010 when compared to the trend we were experiencing during 2009.

        The improving economic environment raises the possibility that new CLO issuances may resume during 2010. For newly formed CLOs we would also expect the relative size of the equity portion of the capital structure to be a larger percentage of the overall deal when compared to the CLOs we currently manage. While we do expect new CLOs to be launched in 2010, it is very difficult to determine when or how these new CLOs will be structured. While overall conditions in the credit markets appear to be improving, there has been a significant reduction in the number of banks willing to provide warehouse financing for collateral and, in those cases where financing is available, the banks are charging significantly higher fees and interest rates in addition to requiring more capital from borrowers. Similarly, potential investors are demanding significantly higher interest rates on CLO liabilities. To the extent that we are successful in creating new CLOs, the management fees we earn from managing these new CLOs may be significantly lower and we may be required to invest our capital into a new CLO, which may negatively affect our ability to grow our AUM and revenue.

        During 2008 and 2009, the CLO management market experienced some consolidation, evidenced by CLO management contracts being transferred to or acquired by other investment managers. We expect this consolidation trend to continue in the near term, and we will continue to evaluate our options in regards to the acquisition and assumption of management contracts.

Critical Accounting Policies

        Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These accounting principles require us to make some complex and subjective decisions and assessments. Our most critical accounting policies involve decisions and assessments that could affect our reported assets and liabilities, as well as our reported revenues and expenses. We believe that all of the decisions and assessments inherent in our financial statements were reasonable, based upon information available to us. We rely on management's experience and analysis of historical and current market data in order to arrive at what we believe to be reasonable estimates. Under varying conditions, we could report materially different amounts arising under these critical accounting policies. We have identified our most critical accounting policies to be the following:

  Revenue Recognition

        Revenues, which include various forms of management and incentive fees, are received from the CLOs managed by CNCIM. These fees, paid quarterly in accordance with the individual management agreements between CNCIM and the CLO, are generally based upon the aggregate collateral amount of the CLOs as defined in the individual management agreements. Management fees are recognized as revenue when earned. In accordance with Accounting Standards Codification ("ASC") 605—Revenue Recognition, CNCIM does not recognize these fees as revenue until all contingencies have been removed, including the generation of sufficient cash flows by the CDOs to pay the fees under the terms of the related management agreements.

        Incentive fees may be earned from the CLOs managed by CNCIM. These fees are paid periodically in accordance with the individual management agreements between CNCIM and the CLOs and are based upon the performance of the underlying investment vehicles. Incentive fees are recognized as revenue when the amounts are fixed and determinable upon the close of a performance period for the achievement of performance targets for the CLOs.

        Structuring fees are earned for services we provided to CLOs or placement agents for the CLOs. CNCIM recognizes these fees as income upon the rendering of such services.

  Income Taxes

        The Company is a limited liability company and is treated as a partnership for income tax purposes. Because its income or loss is allocated to the individual members for tax reporting purposes no provision for income taxes was recorded.

 Recent Accounting Updates

        In May 2009, the FASB issued amendments to ASC Topic 855—Subsequent Events, or ASC Topic 855. The amendments to ASC Topic 855 establish general standards of accounting for, and disclosure of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, the amendments set forth: (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. We adopted the amendments to ASC Topic 855 and included the required disclosures in our notes to the consolidated financial statements.

        In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R), or SFAS No. 167. In December 2009, the FASB issued ASU 2009-17 to revise the Codification to include SFAS No. 167 within ASC Topic 810. In February 2010, the FASB issued ASU 2010-10, Amendments for Certain Investment Funds, to defer the effective date of the amendments to the consolidation requirements of Topic 810 resulting from the issuance of SFAS No. 167 for reporting entities with interests in entities with all the attributes of an investment company but specifically excluding interests in securitization entities. This statement was issued to address concerns about financial statement preparers' ability to structure transactions to avoid consolidation, balanced with the need for more relevant, timely and reliable information about an entity's involvement in a VIE. This statement requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has both the power to direct the activities of a VIE that most significantly impact the entity's economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed when determining whether it has the power to direct the activities of the VIE that most significantly impacts the entity's economic performance. SFAS No. 167 also amends FIN 46(R) to eliminate the quantitative approach to determining the primary beneficiary of a VIE and requires ongoing reassessments of VIE status. SFAS No. 167 is effective for our interim and annual reporting periods that begin after November 15, 2009. We are currently evaluating the effects that ASU 2009-17 will have on our consolidated statements and disclosures included in those consolidated financial statements.

Results of Operations

        The following section provides a comparative discussion of our consolidated results of operations as of and for the years ended December 31, 2009, or 2009, December 31, 2008, or 2008, and December 31, 2007, or 2007.

        The following table summarizes selected historical consolidated financial information:

(in $US Millions)	2009	2008	2007
Revenues	$7.7	$7.9	$8.0
Operating expenses	6.6	5.4	5.2

Income from operations	$1.1	$2.5	$2.8

2009 Results of Operations vs. 2008 Results of Operations

        Revenue decreased by $0.2 million, or 3%, to $7.7 million for the year ended December 31, 2009 from $7.9 million for the year ended December 31, 2008 caused by a slight decrease in the amount of AUM.

        As a general rule, Fees are payable quarterly, provided certain financial and collateral covenant tests (the "Tests") on each CLO are sufficient to permit the distribution of Fees. During 2009, from time to time, certain of the Tests were not met, causing the deferral of CLO cash flow from junior debt investors and equity holders to pay CLO senior debt investors, limiting the free CLO cash available to pay our Fees in a timely manner. During 2009, those conditions existing with sufficient frequency leading to an increase in unpaid Fees. As of December 31, 2009, deferred fees amounted to $2.8 million, an increase of $1.4 million from December 31, 2008.

        Operating expenses increased by approximately $1.2 million or 22%, to $6.6 million for the year ended December 31, 2009 from $5.4 million for the same period ended December 31, 2008. The primary reason for the increase in operating expenses was the increase in management fees paid to RUSM. Management fees increased $0.9 million to $2.0 million for the year ended December 31, 2009 as compared to the same period ended December 31, 2008, primarily as a result of the work performed by RUSM in connection with the Acquisition. In addition, staff costs increased $0.6 million due to one-time bonuses paid to our key portfolio managers of $1.0 million, partially offset by $0.4 million in savings from the reduction in the number of full time employees from 13 at December 31, 2008 to 10 at December 31, 2009. The remaining decrease of $0.3 million was a result of a net reduction in other operating expenses.

2008 Results of Operations vs. 2007 Results of Operations

        Revenue for the year ended December 31, 2008 decreased $0.1 million or 1%, to $7.9 million, from $8.0 million for the year ended December 31, 2007. This decrease was the result of a $1.0 million decrease in securitization placement and structuring fees earned during the year ended December 31, 2007 compared to zero earned during the year ended December 31, 2008; partially offset by a $0.9 million increase in CLO Fees to $7.9 million during the year ended December 31, 2008 compared to $7.0 million during the year ended December 31, 2007 as a result of higher AUM.

        Operating expenses for the year ended December 31, 2008 increased $0.2 million or 4%, to $5.4 million, from $5.2 million for the same period ended December 31, 2007. This increase is primarily attributed to the increase of $1.1 million in management fees paid to RUSM as a result of increased monitoring and management services performed. This increase was partially offset by a decrease in staff costs of $1.0 million incurred during the year ended December 31, 2008 as compared to the same period ended December 31, 2007 due to lower employee bonuses.

Contractual Obligations and Commitments

        The table below details our significant contractual obligations and the timing of payments (in thousands):

	Payment due by period
Contractual Obligations	Less than one year	One to three years	Three to five years	More than five years
Severance and other employee related costs	$888	$—	$—	$—
Operating leases	199	170	—	—
Service and outsource contracts	137	10	—	—

Totals	$1,224	$180	$—	$—

        CNCIM rents its office pursuant to an operating lease that requires fixed monthly rental payments, plus other common charges including a share of real estate taxes. In addition, we have sublet a portion of our office to Columbus Nova Real Estate Acquisition Group, LLC ("CRAG"), a related party. The lease and the sublease expire on October 31, 2011. Rent expense and rental income are recognized on a straight-line basis over the terms of the respective leases. Minimum future rental commitments under the non-cancelable lease, net of sublease rental income in each subsequent year are as follows (in thousands):

Year Ended December 31,	Lease	Lease	Lease
2010	$199	$(43)	$156
2011	170	(37)	133

Totals	$369	$(80)	$289

Off-Balance Sheet Arrangements

        There were no off-balance sheet arrangements as of December 31, 2009, 2008 and 2007.

Liquidity and Capital Resources

        As of December 31, 2009, CNCIM had cash and cash equivalents of $0.3 million. We believe that our current cash and cash equivalents together with cash flows from operations are adequate to meet anticipated liquidity requirements over the next twelve months. The consolidated statements of cash flows for the year ended December 31, 2009 is summarized below:

(In Thousands)
Cash and cash equivalents at December 31, 2008	$51
Net change in cash due to:
Operating activities	12
Investing activities	—
Financing activities	254
Net change in cash and cash equivalents	256

Cash and cash equivalents at December 31, 2009	$317

        Cash and cash equivalents increased to $317 as of December 31, 2009, compared with $51 as of December 31, 2008. The increase in cash during the year ended December 31, 2009 is attributed to net contributions received from Bounty.

        Cash flows from operations declined $987 to $12 as of December 31, 2009, compared with $999 for the year ended December 31, 2008. This decrease was the result of lower net income and reduced cash flows from management fees receivable, partially offset by increased cash flows from due from related party and accounts payable and accrued expenses.

        Cash flows provided by (used in) investing activities increased $20 to zero as of December 31, 2009, compared with $(20) for the year ended December 31, 2008. Fixed asset additions amounted to zero during the year ended December 31, 2009, in comparison to $(20) during the year ended December 31, 2008.

        Cash flows provided by (used in) financing activities increased $1,277 to $254 for the year ended December 31, 2009, as compared to $(1,023) for the same period ended December 31, 2008. This increase was primarily related to lower distributions of $922 and less loan repayments of $105, partially offset by an increase in contributions of $250.

        CNCIM's sources of cash are from Fees collected for Services provided to CLOs, and contributions from Bounty. Throughout the years ended December 31, 2009, 2008 and 2007, CNCIM had no loans or advances outstanding except as follows. The Company has entered into a loan with Bounty which provides the Company with up to $5.5 million to be used for its working capital needs. The loan bears interest at LIBOR plus 1,000 basis points, is due in January 2013 and can be pre-paid at any time without penalty. There was no balance outstanding as of December 31, 2009 and 2008. As of December 31, 2007, the balance outstanding was $105,000. CNCIM's principal uses of cash has been for operating expenses, distributions to Bounty, and capital expenditures (including expenditures for software development, fixed asset purchases and other items). For the years ended December 31, 2009, 2008 and 2007 CNCIM has generated sufficient cash flows from operations to fund all of its operating and financing needs, including distributions to Bounty.

        Net distributions to Bounty for the years ended December 31, 2009, 2008 and 2007 were as follows (in thousands):

Year Ended December 31,	Distributions	Contributions	Net Distributions
2009	$936	$(500)	$436
2008	1,168	(250)	918
2007	—	—	—

Totals	$2,104	$(750)	$1,354

        As provided in the Acquisition, CNCIM is no longer permitted to make any further distributions to Bounty subsequent to the execution of the Acquisition Agreement, and the working capital loan described above will be terminated upon closing of the Acquisition. See "The Deerfield Transaction" on page 84 for a discussion of additional significant changes to our operations that will affect our liquidity and capital resources.

        We estimate the effect of inflation on our operations will not be material. However, changes in interest rates, including those changes that may be attributable to increases and decreases in inflation, can indirectly influence our financial performance by altering Fees which are derived as a percentage of our AUM.

        Our results of operations are not subject to seasonal effects, although the timing of receipt of revenue and payments of operating expenses may affect our financial condition and results of operations on an interim-period basis.

 UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION

        The Company, Bounty and CNCIM have entered into the Acquisition Agreement pursuant to which the Company will acquire CNCIM from Bounty. In addition, the Company entered into (1) the Convertible Notes Agreement with Bounty; (2) the Senior Notes Discharge Agreement with the holders of the Series A Notes and Series B Notes; (3) the Exchange Agreement with the holders of the Trust Preferred Securities; and (4) the Termination Agreement with respect to the DPLC Restructuring.

        The following unaudited pro forma condensed combined financial information reflects all pro forma adjustments related to the aforementioned agreements and is based upon the audited financial statements of the Company and the audited financial statements of CNCIM and the related notes thereto. The unaudited pro forma amounts have been developed from and should be read in conjunction with (1) the audited consolidated financial statements for the year ended December 31, 2009 and notes thereto of the Company included in the Company's 2009 Annual Report and (2) the audited consolidated financial statements for the year ended December 31, 2009 and notes thereto of CNCIM beginning on page F-1 of this Proxy Statement.

        The unaudited pro forma condensed combined financial statements are prepared using the purchase method of accounting, with the Company treated as the acquirer. The Company was determined to be the acquirer for accounting purposes as it is gaining control of CNCIM, as well as other qualitative factors. For a summary of the Acquisition, see "Proposal No. 1—Approval of the Stock Issuances."

        The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009, give effect to the Transactions as if they had occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet at December 31, 2009 gives effect to the Transactions as if they had occurred on December 31, 2009.

        The Company has not completed all of the detailed valuation studies necessary to arrive at the required estimates of the fair market value of the CNCIM assets to be acquired and the CNCIM liabilities to be assumed and the related allocations of purchase price. As indicated in the notes to the unaudited pro forma condensed combined financial information, the Company has made certain estimates of the fair values necessary to prepare these unaudited pro forma condensed combined financial statements. The excess of the purchase price over the historical net assets of CNCIM, as adjusted to reflect estimated fair values, will be allocated among goodwill and definite- and indefinite-lived intangibles.

        The unaudited pro forma condensed combined financial information is provided for illustration purposes only and does not purport to represent what the actual combined results of operations or financial position of the Company would have been had the Transactions occurred at the beginning of the period presented or on the date indicated, nor is it necessarily indicative of future operating results or financial position.

        The unaudited pro forma condensed combined financial statements include estimates for potential adjustments for events that are (1) directly attributable to the Transactions; (2) factually supportable and (3) with respect to the statement of operations, expected to have a continuing impact on the combined company's results.

        The pro forma adjustments are described in the accompanying notes. Actual results may differ from the unaudited pro forma condensed combined financial statements as the Company undergoes additional studies necessary to evaluate, among other things, the purchase price allocation, the impact of the Ownership Change, as defined in Section 382 of the Code, and the Company's and CNCIM's conformance to critical accounting policies. There can be no assurance that such evaluation will not result in a material change.

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET

DECEMBER 31, 2009

(DOLLARS IN THOUSANDS)

	Historical		Pro Forma
	DFR	CNCIM	Recapitalization	Note	Acquisition	Note	DFR Combined
ASSETS
Cash and cash equivalents	$48,711	$317	$3,160	3.1	$—		$20,706
			24,468	3.2
			(55,000)	3.3
			(950)	3.4
Due from broker	14,606	—					14,606
Restricted cash and cash equivalents	19,296	—	(4,555)	3.1			14,741
Investments at fair value	326,810	—	(17,139)	3.1			309,671
Other investments	4,287	—	(2,942)	3.4			1,345
Derivative assets	74	—					74
Loans held for sale	536	—					536
Loans	278,585	—					278,585
Allowance for loan losses	(15,889)	—					(15,889)

Loans, net of Allowance for loan losses	262,696	—	—		—		262,696
Interest receivable	3,420	—					3,420
Investment advisory receivable	2,117	2,864	(58)	3.1			4,923
Other receivable	2,890	—					2,890
Prepaid and other assets	7,043	223	(5)	3.1	(223)	3.8	8,164
			532	3.2
			(161)	3.3
			755	3.4
Fixed assets	6,505	202			(202)	3.8	6,505
Intangible assets	21,231	—			12,665	3.6	33,896
Goodwill	—	—			18,010	3.7	18,010

TOTAL ASSETS	$720,222	$3,606	$(51,895)		$30,250		$702,183

LIABILITIES
Repurchase agreements	$291,463	$—	$—		$—		$291,463
Due to broker	803	—	(803)	3.1			—
Derivative liabilities	450	—					450
Interest payable	1,103	—					1,103
Accrued and other liabilities	6,214	531	(91)	3.1	2,836	3.9	17,534
			(198)	3.4	7,125	3.5
					1,117	3.11
Long term debt	413,329	—	(2,942)	3.4			363,072
			25,000	3.2
			(72,315)	3.3

TOTAL LIABILITIES	713,362	531	(51,349)		11,078		673,622

STOCKHOLDERS' EQUITY
Preferred stock	—	—					—
Common stock	6	—			5	3.5	11
Additional paid-in capital	866,557	—	1,059	3.1	27,045	3.5	894,661
Accumulated other comprehensive loss	(87)	—					(87)
(Accumulated deficit) Retained earnings	(877,155)	2,325	(1,223)	3.1	(3,175)	3.8	(866,024)
			17,154	3.3	(2,836)	3.9
			3	3.4	(1,117)	3.11
Members' equity	—	750			(750)	3.8	—

TOTAL STOCKHOLDERS' EQUITY	(10,679)	3,075	16,993		19,172		28,561

Noncontrolling interest in consolidated entity	17,539		(17,539)	3.1			—

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$720,222	$3,606	$(51,895)		$30,250		$702,183

See notes to the unaudited pro forma condensed combined financial statements.

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical		Pro Forma
	DFR	CNCIM	Recapitalization	Note	Acquisition	Note	DFR Combined
REVENUES
Net interest income:
Interest income	$48,849	$65	$(492)	3.1	$—		$48,422
Interest expense	19,959	—	2,521	3.2			14,647
			(5,009)	3.3
			(2,824)	3.4

Net interest income	28,890	65	4,820		—		33,775
Provision for loan losses	20,114	—					20,114

Net interest income after provision for loan losses	8,776	65	4,820		—		13,661
Investment advisory fees	17,880	7,741	(426)	3.1	905	3.13	26,100

Total net revenues	26,656	7,806	4,394		905		39,761

EXPENSES
Compensation and benefits	12,144	3,830			(2,394)	3.8	13,580
Professional services	3,018	19	(143)	3.1	(19)	3.8	2,875
Insurance expense	3,089						3,089
Other general and administrative expenses	7,627	487	(3,418)	3.1	97	3.10	4,306
					(487)	3.8
Depreciation and amortization	7,904	151			(151)	3.8	9,394
					1,490	3.6
Occupancy	2,402	186			(186)	3.8	2,402
Management fee	972	1,990	(972)	3.1	(1,990)	3.8	—
Cost savings initiative	236	—					236
Impairment of intangible assets	1,828	—					1,828

Total expenses	39,220	6,663	(4,533)		(3,640)		37,710

OTHER INCOME AND GAIN (LOSS)
Net loss on available-for-sale securities	(14)	—					(14)
Net gain on investments at fair value	9,798	—	(1,347)	3.1			8,451
Net gain on loans	35,302	—					35,302
Net gain on derivatives	2,547	—					2,547
Dividend income and other net loss	(287)	—	(82)	3.1			(499)
			(130)	3.4
Net loss on the deconsolidation of Deerfield Loan Manager	—	—	(409)	3.1			(409)
Net gain on the deconsolidation of Market Square CLO	29,551	—					29,551

Net other income and gain (loss)	76,897	—	(1,968)				74,929

Income before income tax expense	64,333	1,143	6,959		4,545		76,980
Income tax expense	29	—	1,137	3.12	1,248	3.12	2,414

NET INCOME	64,304	1,143	5,822		3,297		74,566
Net loss attributable to noncontrolling interest	2,594		(2,594)	3.1			—

Net income attributable to Deerfield Capital Corp.	$66,898	$1,143	$3,228		$3,297		$74,566

Net income per share—basic:
Common stock	$9.89						$6.59
Net income per share—diluted:
Common stock	$9.89						$4.99
Weighted—average number of shares outstanding—basic	6,763,088				4,545,455	3.14	11,308,543
Weighted—average number of shares outstanding—diluted	6,763,088				8,684,939	3.14	15,448,027

See notes to the unaudited pro forma condensed combined financial statements.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1—Basis of Presentation

        The unaudited pro forma condensed combined financial statements give effect to the Transactions as if they had been completed on January 1, 2009 for statement of operations purposes and on December 31, 2009 for balance sheet purposes. The Acquisition is accounted for as a purchase business combination, with the Company treated as the legal and accounting acquirer. In addition, the Company entered into (1) the Convertible Notes Agreement with Bounty; (2) the Senior Notes Discharge Agreement with the holders of the Series A Notes and Series B Notes; (3) the Exchange Agreement with the holders of the Trust Preferred Securities; and (4) a Termination Agreement with respect to the DPLC Restructuring collectively referred to as the "Recapitalization".

        The unaudited pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Transactions had been consummated as of the beginning of the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or financial position of the Company.

        The Company's purchase price for CNCIM has been allocated to the assets acquired and the liabilities assumed based upon management's preliminary estimate of their respective fair values as of the date of acquisition. Definitive allocations will be performed and finalized after the completion of the Acquisition. Accordingly, the purchase price allocation pro forma adjustments are preliminary, have been made solely for the purpose of providing unaudited pro forma condensed combined financial data and are subject to revision based on a final determination of fair value.

        As of December 31, 2009, the Company had NOLs of approximately $209.0 million, which will begin to expire in 2028 if not used, and NCLs of approximately $422.8 million, which will begin to expire in 2012 if not used. The Transactions will result in an Ownership Change as defined in Sections 382 and 383 of the Code. As a result of the occurrence of the Ownership Change, the Company's ability to use its NOLs, NCLs and certain other built-in losses to reduce our taxable income in a future year would generally be limited to an annual amount equal to, among other possible limits, the fair market value of our Common Stock immediately prior to the Ownership Change multiplied by the long term tax-exempt interest rate in effect for the month of the Ownership Change, which for the month of April 2010 is 4.03%.

        In preparation of these unaudited pro forma condensed combined financial statements, management evaluated whether there are any differences in the accounting principles of the Company and CNCIM. As a result of this evaluation, management has concluded that there are no significant differences in the accounting policies of the Company and CNCIM.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Purchase Price of CNCIM

        For the purpose of preparing the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2009, the purchase price was calculated as follows:

(In thousands, except share information)
Shares issued	4,545,455
Multiplied by	$5.99	(a)

Value of shares	$27,227
Less estimated cost to issue and register shares	177	(b)

Total estimated equity component	27,050
Fair value of deferred purchase price payments to the seller	6,948	(c)

Total estimated purchase consideration	$33,998

(a)
Represents the closing price of the Company's Common Stock on April 15, 2010. The stock price to be used for the purchase consideration will be determined on the Closing Date. Therefore, to provide some sensitivity to changes in the overall purchase price, a 20% change in the stock price upward or downward from $5.99 per share would result in a change of $1.20 per share, which equates to an approximate $5.5 million change to the purchase consideration. This upward or downward change in purchase consideration would result in an increase or decrease to goodwill by that amount.

(b)
Represents estimated legal costs directly associated with the Company's issuance and registration of 4,545,455 shares of Common Stock in connection with the Stock Issuances.

(c)
Represents the fair value of deferred payments to Bounty per the Acquisition Agreement. The payments are to be paid in five equal annual installments of $1.5 million, with the first payment being made six months after the Closing Date. These payments are not contingent on any performance, but rather are due as a result of the passage of time and were discounted to arrive at an estimated fair value.

        The Company has preliminarily evaluated the terms and conditions of the conversion feature contained in the Convertible Notes and believes that certain of the antidilution provisions of the conversion feature cause it to be deemed an embedded derivative instrument under the provision of ASC Topic 815, Derivatives and Hedging. Such provisions prevent the conversion feature from qualifying as being indexed to the Company's own stock. As a result, the fair value of the embedded derivative will need to be recorded as a liability on the balance sheet with an off-setting increase to the purchase price consideration. This increase in purchase price will result in an increase to goodwill. At each subsequent balance sheet date, the embedded derivative will be marked to fair value with the change in fair value being recorded in the statement of operations as net gain (loss) on derivatives. The Convertible Notes will be initially recorded as the fair value of the Convertible Notes less the fair value of the embedded derivative. Any difference between the recorded amount of the Convertible Notes and the $25 million principal amount of the Convertible Notes will be accreted to earnings using the effective yield method of recognizing interest expense. The embedded derivative financial instrument discussed in this paragraph is currently not reflected in the unaudited pro forma condensed combined financial statements. The Convertible Notes are reflected in the unaudited pro forma condensed combined balance sheet at $25 million. The Company is continuing to review the application of the

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

accounting rules and the determination of an appropriate fair value for the embedded derivative financial instrument and resultant recorded value of the Convertible Notes.

        The following is a summary of the preliminary allocation of the above purchase price as reflected in the unaudited pro forma condensed combined balance sheet as of December 31, 2009:

(In thousands)
Historical equity of CNCIM	$3,075
Estimated costs incurred to issue and register the Common Stock	(177)
Adjustments to reflect the fair value of CNCIM's prepaids and fixed assets	425
Estimated fair value of identifiable intangibles assets	12,665
Excess of purchase price over adjusted net assets acquired—goodwill	18,010

$33,998

        See Note 3.6 for a discussion of the methods used to determine the fair value of CNCIM's identifiable intangible assets.

Note 3—Pro Forma Adjustments

3.1
-     To reflect the Termination Agreement with respect to the DPLC Restructuring, which was negotiated in contemplation of the Acquisition and is part of the Recapitalization. Pursuant to the Termination Agreement, the Company expects to receive an amount equal to its entire capital account balance, after certain adjustments for unamortized organizational costs, as outlined in the Termination Agreement, and cancelled warrants to purchase three million shares of Common Stock, which is all of the warrants previously issued to the Pegasus Parties. In connection with the DPLC Restructuring, the Company will grant fully vested warrants to purchase an aggregate of 250,000 shares of its Common Stock at an exercise price of $4.25 per share resulting in a $1.1 million charge to accumulated deficit and an offsetting adjustment to additional paid-in capital in the unaudited pro forma condensed combined balance sheet. This charge is not included in the unaudited pro forma condensed combined statements of operations because it is non-recurring. Additionally, this adjustment reflects the expected distributions of all capital balances to the respective members and partners of DPLC and DLC GP and the termination of these entities and resulting deconsolidation from the Company's unaudited pro forma condensed combined financial statements.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

    The following summarizes the impact of the elimination and deconsolidation of the DPLC Restructuring on the unaudited pro forma condensed combined balance sheet:

	(In thousands)
	Debit	Credit
Cash and cash equivalents	$3,160	$—
Restricted cash and cash equivalents	—	4,555
Investments at fair value	—	17,139
Interest receivable	—	58
Prepaid and other assets	—	5
Due to broker	803	—
Accrued and other liabilities	91	—
(Accumulated deficit) Retained earnings	164	—
Noncontrolling interest in consolidated entity	17,539	$—

	$21,757	$21,757

    The following summarizes the impact of the elimination and deconsolidation of the DPLC Restructuring on the unaudited pro forma condensed combined statement of operations:

	(In thousands)
	Debit	Credit
Interest income	$492	$—
Investment advisory fees	426	—
Professional services	—	143
Other general and administrative expenses	—	3,418
Management fee	—	972
Net gain on investments at fair value	1,347	—
Dividend income and other net loss	82	—
Net loss attributable to noncontrolling interest	2,594	—
Net loss on the deconsolidation of Deerfield Loan Manager	409	$—

	$5,350	$4,533

3.2
-     To reflect the issuance of Convertible Notes with a seven and one-half year maturity, which are convertible into shares of Common Stock of the Company at an initial conversion price of $6.05. The interest expense was calculated on a straight line basis taking into account the increasing stated annual interest rates. Debt issuance costs, estimated at $0.5 million, are amortized based on the effective yield method over the life of the debt resulting in additional interest expense of $71,000 for the year ended December 31, 2009.

3.3
-     To reflect the extinguishment of the Company's Senior Notes pursuant to the Senior Notes Discharge Agreement. The Company will discharge all of the $73.9 million aggregate face amount of the outstanding Senior Notes for $55.0 million or at an aggregate discount of approximately 25.6%. This will result in a net gain of $17.2 million, after eliminating the unamortized discount on the notes and prepaid debt issuance costs. This net gain is not included in the unaudited pro forma condensed combined statement of operations because it is non-recurring.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

3.4
-     To reflect the exchange of $95.0 million of Trust Preferred Securities for $95.0 million of junior subordinated notes. As a result of the exchange, $2.9 million of the $3.7 million of common securities, and a corresponding $2.9 million of debt issued to the Company under the applicable trust agreements were cancelled. An aggregate of $25.0 million in principal amount of Trust Preferred Securities was not exchanged and remains outstanding. The related interest expense was calculated using the 1% per annum fixed rate pursuant to the New Indenture. Debt issuance costs of $1.0 million are amortized on a straight line basis over the life of the debt resulting in additional interest expense of $35,000 for the year ended December 31, 2009. The Company's obligation to pay $0.2 million in fees associated with a prior amendment was extinguished as a result of the $95.0 million redemption of Trust Preferred Securities. As a result of the debt issuance costs related to the exchange and the extinguishment of fees, a pro forma adjustment of $0.8 million was made to unamortized debt issue costs.

The pro forma adjustments were calculated as follows:

	Trust Preferred Securities	Junior Subordinated Notes	Remaining Trust Preferred Securities	Pro Forma Adjustments
	(Dollars in thousands)
Long term debt	$(123,717)	$95,000	$25,775	$(2,942)
Interest rate	3.51%	1.00%	4.24%
Days outstanding	365/360	365/360	365/360
Interest expense	$(4,408)	$963	$1,109	$(2,336)
Amortization expense(1)	$(660)	$35	$137	$(488)
Dividend income(2)	$(163)	$—	$33	$(130)
Unamortized debt issue costs	$(195)	$950	$—	$755

  (1)
  Amortization expense is included in interest expense in the unaudited pro forma condensed combined statement of operations

  (2)
  Represents the elimination of interest expense on the Company's ownership of the Trust Preferred Securities
3.5
-     To reflect the acquisition of CNCIM through the issuance of 4,545,455 shares of Common Stock and the $6.9 million fair value of the deferred payments totaling $7.5 million of cash to be paid in five equal annual installments of $1.5 million, with the first payment being made six months after the Closing Date. The issuance and registration costs of the Common Stock are reflected as a reduction to additional paid-in capital.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

3.6
-     To reflect the estimated value of CNCIM's intangible assets at the acquisition date. The preliminary allocations are as follows:

	Value	Estimated Average Remaining Useful Life	Estimated Annual Amortization Expense
	(In thousands)	(In years)	(In thousands)
Intangible asset class:
Investment management contracts—CLOs	$12,500	9	$1,457
Employment contracts	165	5	33

Total	$12,665		$1,490

    The investment management contracts were valued using the income approach. This approach requires a projection of revenues and expenses specifically attributable to the asset being valued so that an estimated cash flow stream can be derived. The income approach indicates fair value based on the present value of the cash flows that the asset can be expected to generate in the future.

    The $1.5 million pro forma adjustment to depreciation and amortization expense for the year ended December 31, 2009 corresponds to the estimated annual expense outlined in the above table.

3.7
-     To reflect the difference between purchase price consideration paid in excess of fair value of tangible and identified intangible net assets acquired (goodwill). See Note 2 for further information.

3.8
-     To reflect the estimated fair value of CNCIM's reported assets, liabilities and equity. Additionally, this adjustment reflects the termination of nearly all CNCIM employees on or around April 30, 2010 as a result of entering into termination agreements with all employees except two that are being retained at CNCIM as part of the Acquisition, as well as the services agreement entered into between the Company and CNCIM, effective March 22, 2010.

3.9
-     To reflect the Company's estimated transaction related expenses that have not been paid. These costs are not included in the unaudited pro forma condensed combined statement of operations because they are non-recurring. Additionally, although not reflected in the adjustments because it is at the discretion of the Compensation Committee, a payment of special bonuses to the Company's officers and directors in connection with the Transactions of up to $1.3 million in the aggregate is permitted under the Acquisition Agreement.

3.10
-   To reflect the expense associated with a net increase of two directors to DFR's Board, resulting from Bounty's right to appoint three new directors, one of which will be independent, if necessary, and the expected resignation of one existing DFR director. Additionally, in connection with the Termination Agreement, two directors have resigned from the board of DCM. The net expense of the above actions is reflected in this adjustment.

3.11
-   To reflect the costs of transferring the operations of CNCIM estimated to be $1.1 million by CNCIM that will be borne by the Company. These costs are not included in the unaudited pro forma condensed combined statement of operations because they are non-recurring.

3.12
-   To reflect the estimated resulting income tax provision as a result of an Ownership Change as defined in Sections 382 and 383 of the Code. The Company previously had significant NOLs and

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

  NCLs that were available to offset taxable income. The pro forma income tax provision is based on the estimated income tax expense of DFR combined (which takes into account all pro forma adjustments), which is based on an estimated tax rate of 40% for the year ended December 31, 2009. In addition, the adjustments take into account various assumptions with regard to built-in loss values and substantially limit the amount of available NOLs and NCLs pursuant to the Section 382 Limitation resulting from the occurrence of the Ownership Change.

3.13
-   To reflect the impact of reinstating the subordinated management fee of $0.9 million for Columbus Nova CLO 2007-II, which was temporarily waived during 2009 by CNCIM. There is no provision requiring DFR to waive this fee upon the successful consummation of the Acquisition.

3.14
-   The below table summarizes both the adjustments to the weighted-average number of shares outstanding and the effect on our earnings per share calculation as a result of issuing the Common Stock and the dilutive impact of the grant of warrants and issuance of Convertible Notes:

(In thousands, except share information)	Year ended December 31, 2009
Computation of DFR combined common stock net income per share—basic:
DFR combined net income attributable to common stockholders	$74,566

Calculation of DFR combined common stock shares outstanding:
DFR historical common stock shares outstanding—basic	6,763,088
Issuance of common stock	4,545,455

Weighted average common stock shares used in basic computation	11,308,543

Net income per common share—basic	$6.59

Computation of DFR combined common stock net income per share—diluted:
DFR combined net income attributable to common stockholders	$74,566
Add back of interest expense on Convertible Notes	2,521

DFR combined net income attributable to common stockholders after add backs	$77,087

Calculation of DFR combined common stock shares outstanding:
DFR historical common stock shares outstanding—diluted	6,763,088
Issuance of common stock	4,545,455
Dilutive impact from issuance of new warrants	7,253
Dilutive impact of Conversion Shares	4,132,231

Weighted average common stock shares used in diluted computation	15,448,027

Net income per common share—diluted	$4.99

    In addition, in connection with the Termination Agreement, the Company agreed to cancel three million unvested warrants that had not been included in diluted net income per share because the issuance of the warrants was contingent and the contingency had not yet been resolved.

INFORMATION ON OUR BOARD OF DIRECTORS AND ITS COMMITTEES

Our Process for Nominating Director Candidates

        The charter of the Nominating Committee provides that the Nominating Committee shall consider director nominations from our stockholders. Generally, the nominating stockholder must deliver the nomination to our Corporate Secretary at least 120 days before we mail the proxy materials for the annual stockholders meeting for which the nomination is proposed, and the stockholder must provide a detailed statement of the nominee's qualifications and the nominee's written consent as required by our Bylaws and the Exchange Act. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, as is the case this year, then the nomination must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of (i) the 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. We first announced the date of the Meeting on April             , 2010; therefore, in order to be eligible to be considered for the Meeting, nominations must have been delivered by             .

        The Nominating Committee has not established specific minimum qualifications, or specific qualities or skills, for directors. The Nominating Committee recommends candidates based on its overall assessment of their skills and characteristics and the composition of our Board as a whole, including the nominee's independence under our categorical independence standards and director diversity, skills and experience in the context of our Board's needs. The Nominating Committee's process for identifying and evaluating director nominees is based on various factors, including recommendations from our directors and officers and participants in the industry in which we operate. The nominees for director listed in Proposal 2 above were recommended by the Nominating Committee, which is composed entirely of independent directors.

Directors Not Standing For Election

        The following table lists the name, age, term of office, business background and specific individual qualifications and skills of each of our incumbent directors:

Name	Age	Biography
Class I Directors
Peter W. May	67
		Mr. May has been a member of our Board since December 2007. Mr. May has also been a director of Tiffany & Co. since May 2008 and of Wendy's / Arby's Group, Inc. (formerly known as Triarc Companies, Inc.) since April 1993. Since that time, he has also been a director or manager and officer of certain of Triarc's subsidiaries. Additionally, Mr. May has been President and a founding partner of Trian Fund Management, L.P. since November 2005. From its formation in January 1989 to April 1993, Mr. May was President and Chief Operating Officer of Trian Group. He was President and Chief Operating Officer and a director of Triangle Industries, Inc. from 1983 to December 1988. Mr. May has also served as a director of Encore Capital Group, Inc. since February 1998. Mr. May has extensive business and investment experience obtained from leadership positions at Trian and service on the boards of directors of other public companies.

Name	Age	Biography
Peter H. Rothschild	54	Mr. Rothschild has been a member of our Board since December 2004 and the interim Chairman of our Board since April 2007. Mr. Rothschild has been the Managing Member of Daroth Capital LLC, a financial services company, since its founding in 2001 and the President and CEO of its wholly-owned subsidiary, Daroth Capital Advisors LLC, a securities broker-dealer, since 2002. Prior to founding Daroth Capital, Mr. Rothschild was a Managing Director and Co-Head of the Leveraged Finance and Industrial Finance groups at Wasserstein, Perella, the predecessor company to Dresdner Kleinwort Wasserstein and was with the organization from 1996 to 2001. From 1990 to 1996, Mr. Rothschild was a Senior Managing Director and Head of the Natural Resources Group at Bear, Stearns & Co. Inc. and was one of the founders of the firm's Leveraged Finance and Financial Buyer Coverage groups. From 1984 to 1990, Mr. Rothschild was a Managing Director and Head of the Industrial Group at Drexel Burnham Lambert. Mr. Rothschild previously served on the board of directors of Wendy's International, Inc. from March 2006 to September 2008. Mr. Rothschild has extensive investment banking and financial experience obtained from leadership roles at investment banking firms and service on the boards of directors of other public companies.
Class II Directors
Robert E. Fischer	80
		Mr. Fischer has been a member of our Board since December 2004. Since May 2009, he has served as Of Counsel to the law firm of Cozen O'Connor. From 1998 to 2009, he served as Of Counsel to WolfBlock LLP (whose New York office was acquired by Cozen O'Connor) where he served as a senior member in the Corporate Practice Group. From 1961 to 1998, Mr. Fischer was managing partner of the law firm of Lowenthal, Landau, Fischer & Bring P.C., which merged with WolfBlock LLP in 1998. Until October 2008, Mr. Fischer served as a board member of a trust established to oversee the liquidation of assets of Allegiance Telecom Inc. and its subsidiaries. He has also previously served on the board and audit committee of the DLJ International Fund (from June 1995 to November 2000), the DLJ Emerging Markets Fund (from June 1995 to November 2000) and the DLJ High Yield Bond Fund (from July 1998 to November 2000). Mr. Fischer has extensive legal and financial experience obtained from leadership positions at law firms and service on the audit committees of investment funds.

Name	Age	Biography
Stuart I. Oran	59	Mr. Oran has been a member of our Board since May 2009. He is the Managing Member of Roxbury Capital Group LLC, a New York based merchant banking firm that he founded in April 2002. Mr. Oran is also a co-founder of Bond Street Holdings LLC, a bank holding company formed to acquire failed banks in FDIC-assisted transactions. Mr. Oran currently serves as the Chief Administrative Officer of Premier American Bank, NA, a subsidiary of Bond Street. From 1994 to 2002, Mr. Oran held a number of senior executive positions at UAL Corporation and its operating subsidiary, United Airlines. During that period, Mr. Oran also served as a director of United Airlines (the operating subsidiary) and several of its subsidiaries and on the Management Committee, Risk Management Committee and Alternative Asset Investment Committee of UAL. Prior to joining UAL and United, Mr. Oran was a corporate partner at the New York law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, with a corporate finance, M&A and restructuring practice representing major corporations, private equity firms and global financial institutions. Mr. Oran is currently a director of Red Robin Gourmet Burgers, Inc. During the past five years, Mr. Oran has also served on the boards of directors of Wendy's International, Inc. (from March 2006 to September 2008), Spirit Airlines (from March 2004 to present), Polaris Acquisition Corp. (now Hughes Telematics) (from July 2007 to May 2009), Premier American Bank, N.A. (from January 2009 to present) and the board of managers of Fontainebleau Resorts LLC (from January 2009 to present). Mr. Oran has extensive business, legal, financial and transaction experience obtained from leadership roles at merchant banking firms, law firms and service on the boards of directors of other public companies.

 Bounty Designees

        The following table lists the name, age, term of office, business background and specific individual qualifications and skills of each of the directors to be designated by Bounty and appointed by the Board upon consummation of the Transactions:

Name	Age	Biography
Class I Director
Jason Epstein	36
		Mr. Epstein has been a partner of Columbus Nova, primarily responsible for private investment activities, since February 2002. Columbus Nova manages over $2.0 billion of assets under management. In 1998, Mr. Epstein founded eLink Communications, a provider of broadband, networking and application services, and served as its Chief Executive Officer for three years, until September 2001. Before founding eLink Mr. Epstein was also an initial employee of Catalyst Health Solutions, Inc., a full-service pharmacy management company listed on the NASDAQ under the symbol "CHSI". Mr. Epstein has twice been a finalist for the Ernst & Young Entrepreneur of the Year Award and was named one of forty "Rising Stars" in the Washington Business Forward's "The Next Network." Mr. Epstein has extensive business and transaction experience obtained from leadership roles in the telecommunications, healthcare and asset management sectors, as well as service on various board of directors of portfolio companies. Mr. Epstein received a B.A. from Tufts University and currently serves on the University's Board of Overseers of the School of Liberal Arts.
Class II Director
Andrew Intrater	48
		Mr. Intrater has been the Chief Executive Officer of Columbus Nova, a private investment firm with offices in New York and Charlotte since January 2000. Columbus Nova manages over $2.0 billion of assets under management. Mr. Intrater is also a former director of Renova Management, a global leader in energy, base metals and mining industries, and also currently a member of the Executive Board of Renova Management. Columbus Nova is the U.S.-based affiliate of the Renova Group of companies, one of the largest Russian strategic investors in the metallurgical, oil, machine engineering, mining, chemical, construction, housing & utilities and financial sectors, with net assets of over $14 billion. Renova Group of companies is a shareholder of leading mining and industrial entities in the Russian and global business communities, such as TNK-BP and US RUSAL. From March 1993 until the end of 1999, Mr. Intrater served as President and Chief Operating Officer of Oryx Technology Corp., and its predecessor, ATI, a leading manufacturer of semi-conductor testing equipment, based in Silicon Valley. Mr. Intrater also served as Chairman of the Board of Directors of Moscow Cablecom Corp. from 2005 to 2007. Mr. Intrater is also a member of the Board of Directors of Oryx Technology Corp., and Ethertouch, Ltd. Mr. Intrater has over 25 years of experience in general management, including business and transaction experience obtained from leadership roles in the technology and asset management sectors, as well as over 16 years of service on the boards of directors of other public companies. Mr. Intrater received a B.S. from Rutgers University.

Name	Age	Biography
Class III Director

Board Leadership Structure and Risk Oversight

        The Board has separated the roles of Chief Executive Officer and Chairman of the Board; however, the Board has not created the role of a lead independent director. Peter H. Rothschild has served as the interim Chairman of our Board since April 2007. The Board believes Mr. Rothschild is best suited to serve as Chairman of the Board because of the extensive knowledge of the Company he has developed serving on the Board since December 2004. The Board also believes that Mr. Rothschild's extensive investment banking and financial experience obtained from leadership roles at investment banking firms and service on the board of directors of other public companies allows him a unique insight into both segments of Company's business.

        The Board is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. As set forth in the Audit Committee charter, the Audit Committee is charged with the evaluation of risk assessment and the Company's risk management policies. In fulfilling this role, the Audit Committee receives reports directly from our internal audit function. In addition, the Audit Committee reviews and approves the internal audit plan once a year and receives periodic reports from members of senior management and internal audit on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks.

Majority Voting Bylaw

        Under the laws of the State of Maryland, the State in which we are incorporated, a plurality of the votes cast at a stockholders' meeting at which a quorum is present is sufficient to elect a director unless the charter or bylaws of a corporation provide otherwise.

        Section 7 of Article II of our Bylaws provides for the election of directors by a plurality of votes cast at a stockholders' meeting at which a quorum is present in person or by proxy. Under Article XIV of our Bylaws, our Board has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

        Pursuant to the Stockholders Agreement and Article XIV of our Bylaws, upon the consummation of the Acquisition, the Board will adopt a Majority Voting Bylaw to replace Sections 3 and 7 of Article II of our Bylaws in their entirety, substantially in the form attached as Annex D to this Proxy Statement. The Majority Voting Bylaw shall be maintained for so long as Bounty owns at least 5% of the Outstanding Common Stock. Following its adoption:

  •
  Our directors will be elected by a majority of the votes cast in an uncontested election (i.e. if the votes cast for such nominee's election exceed the votes cast against or withheld for such nominee's election); and

  •
  Our directors will be elected by a plurality of the votes cast in a contested election, where the number of nominees exceeds the number of directors to be elected.

        In the case of uncontested elections, broker non-votes will have no effect on a director's election and "withheld" votes will have the same effect as a vote "AGAINST" the election of such directors. In the case of contested elections, "withheld" votes and broker non-votes will have no effect on a director's election.

        In order for any incumbent director to become a nominee for election to the Board, such individual must submit an irrevocable resignation prior to the stockholders' meeting at which directors are to be elected. Such resignation will be automatically effective if the incumbent director does not receive a Majority Vote in an uncontested election or a plurality of the votes in a contested election.

Number of Board Meetings in 2009

        Our Board held 12 meetings in 2009. All directors attended at least 75% of the total meetings of our Board and the committees of our Board on which they served.

Director Attendance at Annual Meetings

        Our Board has not adopted a formal policy regarding director attendance at our annual stockholders meetings, but encourages such attendance. All of our then-current directors attended our most recent annual meeting held on December 15, 2009.

Committees of our Board

        Our Board has established three standing committees: (i) the Audit Committee, (ii) the Compensation Committee and (iii) the Nominating Committee. Our Board may form other committees as circumstances warrant. Pursuant to the Stockholders Agreement, at the Closing our Board will establish the Strategic Committee. See "Proposal No. 1—Approval of the Stock Issuances—Stockholders Agreement—Strategic Committee." The committees have such authority and responsibility as our Board delegates. Each standing committee has a written charter, a current copy of which is available for review on our website at www.deerfieldcapital.com, under the section entitled "DFR Stockholder Info—Corporate Governance." The information on our website is not incorporated into this Proxy Statement.

        The following table sets forth certain information for each standing committee of our Board:

Committee Name	Committee Members	Committee Chair	Number of Committee Meetings in 2009	Summary of Committee Functions (see committee charters for full descriptions)
Audit Committee	Robert B. Machinist Stuart I. Oran Robert E. Fischer	Robert B. Machinist	5	Assists the Board in overseeing our accounting and financial reporting processes, the integrity and audits of our consolidated financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our accountants and the performance of those accountants and our internal auditors; appoints our independent accountants and reviews with the accountants the plans and results of the audit engagement; approves professional services provided by the accountants; determines the independence of the accountants; reviews the adequacy of our internal accounting controls; establishes procedures for the submission and treatment of concerns and complaints relating to accounting matters, internal controls and questionable accounting or auditing matters.

Committee Name	Committee Members	Committee Chair	Number of Committee Meetings in 2009	Summary of Committee Functions (see committee charters for full descriptions)
Compensation Committee	Peter W. May Robert E. Fischer Robert B. Machinist	Peter W. May	5	Evaluates performance of and determines and approves compensation for CEO, executive officers, senior management and other employees; produces compensation committee report required by the SEC; makes recommendations to the Board regarding our First Amended and Restated Stock Incentive Plan and administers and approves grants under such plan; reviews director compensation and makes related recommendations to the Board.
Nominating & Corporate Governance Committee	Robert E. Fischer Robert B. Machinist Stuart I. Oran	Robert E. Fischer	5
				Recommends to the Board qualified candidates for election as directors and recommends to the Board a slate of nominees for election as directors at the annual meeting of stockholders; submits to the Board selection criteria for director nominees; advises the Board on matters involving general operation of the Board and our corporate governance; annually recommends to the Board nominees for each Board committee; facilitates the assessment of the Board's performance and of the individual directors and reports thereon to the Board.

        In November 2009, our Board established the Special Committee, a non-standing committee consisting of Messrs. Machinist, Fisher and Oran, to consider and evaluate the potential transaction with Columbus Nova and Bounty.

Director Independence

        Our Board has determined that the following members of the Board are "independent," as that term is defined in our Corporate Governance Guidelines and the general independence standards of the NASDAQ:

Name	Class
Peter W. May	I (term expires at the 2011 annual meeting)
Stuart I. Oran	II (term expires at the 2012 annual meeting)
Robert E. Fischer	II (term expires at the 2012 annual meeting)
Robert B. Machinist	III (term expires at the Meeting)

        These four independent directors constitute a majority of our Board and are the only members of our three standing Board committees (the Audit, Compensation and Nominating & Corporate Governance committees). Our Board has also determined that those four independent directors have no material relationships with us that would prevent them from qualifying as independent under the NASDAQ Listing Rules. Mr. May has indicated that he intends to resign from the Board following the consummation of the Transactions and the Board intends to fill the vacancy created thereby with an individual who qualifies as an independent director.

        Our Corporate Governance Guidelines also set forth our policies regarding the qualifications of directors, the identification of candidates for Board positions, the responsibilities of directors, the committees of the Board, director access to our officers, director orientation and continuing education, director annual performance evaluation and director compensation. A current copy of our Corporate Governance Guidelines is available on our website at www.deerfieldcapital.com, under the section entitled "DFR Stockholder Info—Corporate Governance." The information on our website is not incorporated into this Proxy Statement.

Audit Committee and Audit Committee Financial Expert

        As mentioned above, we have a separately-designated standing Audit Committee of our Board. The current members of the Audit Committee are Robert B. Machinist, Stuart I. Oran and Robert E. Fischer. Our Board has determined that each member of the Audit Committee is independent, as that term is defined under the enhanced independence requirements for audit committee members set forth in applicable SEC rules and in the NASDAQ Listing Rules, and that each member of the Audit Committee is able to read and understand fundamental financial statements. The members of the Audit Committee are responsible for, among other things, assisting our Board in fulfilling its responsibilities in connection with our accounting and financial reporting practices and overseeing the qualifications and performance of the independent auditors. A copy of the charter of the Audit Committee is available free of charge on our website at www.deerfieldcapital.com, under the section entitled "DFR Stockholder Info—Corporate Governance."

        Our Board has determined that Robert B. Machinist, the current chairperson of the Audit Committee, is "independent," as that term is defined in our Corporate Governance Guidelines and the NASDAQ Listing Rules, and is an "audit committee financial expert," as that term is defined by the SEC.

 Audit Committee Report

        Our Audit Committee assists our Board in monitoring our financial reporting process. Management has primary responsibility for the financial statements and the reporting process, including the system of internal controls. Deloitte, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the U.S.

        In this context, the Audit Committee hereby reports as follows:

          1.     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management.

          2.     The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and the independent registered public accounting firm's independence from us and our management.

          3.     The Audit Committee has reviewed written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

          4.     Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 23, 2010.

Respectfully submitted,
Robert B. Machinist (Chairman) Stuart I. Oran Robert E. Fischer

        The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

 Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee are Peter W. May, Robert E. Fischer and Robert B. Machinist. Our Board has determined that each member of the Compensation Committee is independent, as that term is defined in the NASDAQ Listing Rules. No member of the Compensation Committee was an employee of our Company during the 2009 fiscal year or an officer of our Company during any prior period. During 2009, no interlocking relationship existed between any member of our Board and any member of the compensation committee of any other company.

EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Executive Officers

        The following table lists our executive officers and shows their names, ages, positions and business backgrounds for the last five years. They serve at our Board's discretion.

Name	Age	Position(s) Held & Biography
Jonathan W. Trutter	52	Biographical Information for Jonathan W. Trutter is provided above under "Proposal No. 2—Election of Directors—Information Concerning Director Nominees."
Francis P. Straub III	36
		Senior Vice President, Chief Financial Officer and Treasurer. Mr. Straub has held these positions since November 2008. Mr. Straub is also the Chief Financial Officer and a Managing Director of DCM and has held these positions since May 2008. Mr. Straub joined DCM in August 2005 and has also served as Chief Accounting Officer and as Manager of Financial Reporting. Prior to joining DCM, Mr. Straub was the Manager of Financial Reporting for Archipelago Exchange LLC from August 2004 to August 2005. Mr. Straub is a certified public accountant.
Robert A. Contreras	40
		Senior Vice President, General Counsel and Secretary. Mr. Contreras has held these positions since November 2008. He is also the General Counsel and a Managing Director of DCM. He has held the General Counsel position at DCM since May 2008. Mr. Contreras has been employed by DCM since August 2000 and has also served as Deputy General Counsel and Associate General Counsel.
Luke D. Knecht	56
		Chief Operating Officer of DCM. Mr. Knecht has held this position since July 2005. Mr. Knecht is also a Senior Managing Director of DCM. He has held this position since June 2006. Mr. Knecht joined DCM in 2002. Prior to joining DCM, Mr. Knecht was an executive at DRCM Global Investors, CSI Asset Management, Inc. and Harris Investment Management, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Exchange Act, requires our directors, executive officers, and persons beneficially owning more than 10% of our Common Stock (reporting persons) to file with the SEC, by specified due dates, reports of ownership of our stock and changes in that ownership, as well as reports on SEC Form 3 of their becoming a reporting person whether or not they own any of our stock on that date. They also must furnish us with copies of these reports. We must report in this Proxy Statement any failure to file a required report or any failure to timely file any such report. Based solely on our review of the filed reports, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2009, our reporting persons timely filed all reports they were required to file under Section 16(a) of the Exchange Act.

Code of Ethics

        We have adopted a code of ethics as defined in Item 406 of Regulation S-K. The code applies to all of our employees and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. This code, which is entitled Sarbanes-Oxley Code of Ethics (the "Code of Ethics"), is available free of charge on our website at www.deerfieldcapital.com and will be provided free of charge to any stockholder requesting a copy by writing to: Attn: Investor Relations, Deerfield Capital Corp., 6250 North River Road, 9th Floor, Rosemont, Illinois 60018. Any waiver granted by us to our principal executive officer, principal financial officer, principal accounting officer or controller under the Code of Ethics, or certain amendments to the Code of Ethics that are required to be disclosed pursuant to the rules of the SEC or NASDAQ, will be disclosed on our website at www.deerfieldcapital.com. The information on our website is not incorporated into this Proxy Statement.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        This Compensation Discussion and Analysis describes our compensation objectives, policies and practices.

        Prior to the completion of the Merger on December 21, 2007, we did not have any employees, and all of our executive officers were employees of our external manager, DCM. We did not pay, and were not involved in determining, compensation for any of our executive officers prior to completion of the Merger. Upon completion of the Merger, DCM became our subsidiary, and for the first time, we employed our executive officers and other personnel. Since then, the compensation arrangements of our executive officers serving at the time of the Merger have generally remained in place, except as specified below.

        Following the Merger, we were adversely affected by the severe global credit crisis and deteriorating market conditions. These conditions prompted multiple workforce reductions, including reductions affecting our named executive officers. While we believe these reductions have streamlined our operations in the face of challenging market conditions, the retention of our remaining named executive officers has become even more critical to our success as we have become dependent on fewer individuals. We have addressed this concern primarily by entering into certain retention arrangements with our named executive officers, most recently for 2009, as discussed in more detail below. Going forward, the Compensation Committee intends to analyze, structure and establish our executive compensation arrangements based on our philosophies and objectives as described below in light of current and anticipated market conditions. Further compensation decisions for our named executive officers in 2010 will be addressed following the completion of the Acquisition described in this Proxy Statement. For more information regarding potential compensation payable in connection with the Acquisition, see "Proposal No. 1—Approval of the Stock Issuances—Interests of Certain of Our Directors and Executive Officers in the Transactions."

        The primary functions of the Compensation Committee are to (i) review our director compensation structure and, if appropriate, recommend changes to our Board, (ii) administer our Amended and Restated Stock Incentive Plan ("Stock Incentive Plan") and (iii) determine the compensation of our Chief Executive Officer ("CEO"), our other executive officers and, as the Compensation Committee deems appropriate, our non-officer employees, as well as to evaluate the performance of our executive officers.

Compensation Program Philosophy and Objectives

        Our primary objective with respect to compensation is to provide competitive compensation and benefits that allow us to motivate, reward, retain and, as necessary, attract high quality executive officers, portfolio managers and other employees. The Compensation Committee will review the current compensation practices and establish a long-term compensation program that will seek to achieve the Company's objectives. Our philosophy reflects a belief that competitive compensation programs will contain a mix of four elements: an adequate base salary, an annual cash bonus, which may be guaranteed or tied to relevant success measures, a long-term component that will provide an ownership-like stake in the longer-term success of the Company and a retention award that encourages continued service. In 2009, the compensation of our named executive officers consisted of a base salary and a guaranteed minimum cash bonus or cash retention award. Going forward, we will strive to incorporate pay-for-performance features in our employment arrangements with our named executive officers. As such, we expect variable portions of compensation to constitute a significant component of each named executive officer's pay, and the aggregate amount of such variable compensation will reflect the achievement of specific corporate objectives and individual performance goals.

        Certain performance elements that we will consider in our variable bonus programs are not directly quantifiable and may include factors such as responsiveness to unforeseen situations, operation within challenging business environments, creativeness, teamwork and demonstration of the other values and work ethic that we believe are critical to our success. Other performance elements we anticipate considering will be subject to direct measurement and tied to the oversight responsibilities of the particular named executive officer. We will strive to design our compensation programs to ensure that both qualitative and quantitative measures of performance are aligned with the long-term interests of the Company and to promote the interests of stockholders by focusing named executive officers on achieving improved performance.

        In addition to rewarding employees for achieving specific corporate and individual performance goals, our compensation program will be designed to reward the level of responsibility of, and the position undertaken by, our named executive officers. We will also seek to reward continued employment to support operations and to protect our institutional knowledge. As a matter of philosophy, we believe compensation and accountability should generally increase with position and responsibility. As a result, we anticipate that total compensation will be higher for individuals with greater responsibility and greater ability to influence our achievement of targeted results and strategic initiatives. Additionally, we anticipate that as position and responsibility increases, a greater portion of the named executive officer's total compensation will be variable pay contingent on the achievement of performance objectives, continued employment or both. While this may not always be the case, we generally intend that equity-based compensation will be higher for persons with higher levels of responsibility, making a portion of their total compensation dependent on long-term increases in the value of the Company.

        Finally, one of our key objectives will be to ensure that the compensation provided to our named executive officers remains reasonable and responsible, yet in line with our goals of retaining, motivating, rewarding and, as necessary, attracting our key personnel. We recognize that our Company is navigating through a very difficult business environment and that this situation places extraordinary demands on our named executive officers and other employees. We remain cognizant of our need to balance controlling costs with our need to offer competitive compensation programs that are aligned with our corporate goals and objectives. Without competitive compensation packages and retention incentives, particularly in a challenging public company environment, we believe that losses of management talent will be more likely, and any such defections could cause serious short- and long-term challenges for our business and operations.

Process for Evaluating and Establishing Executive Compensation

        In 2009, the Compensation Committee engaged Johnson Associates, Inc., a compensation consultant, to provide advice and recommendations with respect to our executive compensation policies and arrangements, including providing market pricing with respect to the Company's executive officers and summarizing the competitive compensation landscape in the markets. The compensation consultant also provides perspectives on market trends that may impact Compensation Committee decisions. Johnson & Associates does not provide any other services to the Company. The Compensation Committee may also engage additional consultants and other professionals to, if and as applicable, negotiate employment agreements with our named executive officers, develop our time- and performance-based incentive compensation programs and structure our director compensation program.

The Role of the Compensation Committee

        The Compensation Committee oversees all compensation evaluations and decisions related to our named executive officers. It will also review the appropriateness of the financial measures used in any incentive plans and the degree of difficulty in achieving specific performance targets. The Compensation Committee is responsible for establishing compensation levels for all our named executive officers. The Compensation Committee expects to work with our CEO concerning strategic objectives and performance targets and may use consultants to collect information regarding competitive practices and to help devise and administer fair and equitable compensation programs on a going-forward basis.

        The compensation arrangements of our named executive officers have not been significantly modified since the Merger. Pending completion of the Acquisition, the Compensation Committee intends to work with its compensation consultant and review the current compensation practices and policies to craft a long-term executive compensation program that will achieve the Company's objectives. Currently, however, the Compensation Committee seeks to retain flexibility in executive compensation arrangements in light of the challenging market conditions. As a general proposition, the Compensation Committee will attempt to determine the overall best mix of fixed, incentive and retention compensation for each position. In making this determination, the Compensation Committee will be guided by the compensation philosophy described herein and, among other things, historical compensation levels, the relative compensation levels among our named executive officers and possibly the competitive pay practices at other companies using third-party compensation studies. The Compensation Committee may also consider industry and market conditions, any unique challenges and burdens imposed on our named executive officers, corporate performance versus a peer group of companies and the overall effectiveness of our compensation program in achieving desired performance levels.

        The Compensation Committee has the ability, pursuant to its charter, to form and delegate authority to subcommittees comprised entirely of independent directors or its chair when appropriate, but has not done so to date.

The Role of Named Executive Officers in Compensation Decisions

        Our CEO will play a significant role in the compensation-setting process and will be responsible for evaluating the performance of our named executive officers on an annual basis. Unless otherwise contractually provided, these evaluations will be used to determine discretionary bonuses, if any, for the prior fiscal year, to establish the individual and corporate performance objectives for each named executive officer for the current fiscal year, to set their base salaries for the next fiscal year, to determine the portion of total compensation that will be contingent or performance-based pay, to recommend any retention bonus element and to consider and approve any grants of equity or equity-like incentive compensation. Based on our CEO's review and evaluation, he will make compensation recommendations to the Compensation Committee, including recommendations for performance targets and objectives, salary adjustments, bonus levels, retention compensation and long-term equity-based incentive awards. In performing these responsibilities, our CEO will meet with and consider the opinion of our other executives prior to making final assessments about performance. Final decisions with respect to total compensation of our named executive officers will reside with the Compensation Committee.

Benchmarking

        Although competitive information, or benchmarking, is extremely useful in our industry, we currently do not believe that it is appropriate to establish compensation levels primarily based on benchmarking. While we recognize that our compensation practices must be competitive in the marketplace, such marketplace information is only one of the many factors that we may consider in assessing the reasonableness of compensation. When we consider the total compensation packages of our named executive officers, our CEO and the Compensation Committee may consider many factors, including the existence of employment agreements, historical compensation, market conditions, company performance and challenges, equity performance, liquidity, profitability, consultant studies and internal priorities to ensure that the compensation we award is appropriate to our circumstances and competitive in the marketplace.

Elements of Named Executive Officer Compensation

Base Salary

        We provide our named executive officers with a base salary designed to provide each named executive officer with regular income that we consider appropriate in light of the named executive officer's qualifications, experience and industry knowledge, the quality and effectiveness of their leadership at our Company, the scope of their responsibilities, the goals and objectives established for the named executive officer, the named executive officer's past performance and future potential, the base salary paid to officers in comparable positions at companies considered as competitors, internal pay equity, the tax deductibility of base salary and their total compensation arrangement. We do not apply any specific weighting to these factors. The specific salary amounts for our named executive officers also are influenced by the application of these factors in the negotiated terms of their past and/or continuing employment or retention agreements, some of which date back to 2004, prior to the Merger. Base salaries in 2009 generally remained at their 2008 levels other than nominal increases to reflect adjustments within specific departments. The Compensation Committee, in its discretion, also considers the level of a named executive officer's base salary in determining the potential annual or retention bonus, such that the total cash compensation per year retains some level of parity from executive to executive for comparable positions and responsibilities.

Annual Cash Bonus Plan

        Pursuant to the employment agreement with Mr. Trutter, Mr. Trutter received a guaranteed bonus of $783,750 for services rendered during 2009 (an amount equal to his minimum guaranteed 2008 bonus) and will receive a guaranteed bonus of $391,875 for services rendered during 2010 (one-half of his minimum guaranteed 2008 bonus level). These amounts were determined in connection with the negotiation of the amendment of his employment agreement in 2009, pursuant to which he also committed to invest $500,000 in DPLC to which the Company had committed to invest a certain minimum amount. Mr. Trutter's investment resulted in a corresponding reduction in the amount of the Company's commitment. Mr. Trutter's 2009 retention bonus is described in more detail below. In addition, Messrs. Straub and Contreras received bonuses for 2009 pursuant to retention bonus arrangements discussed below. Mr. Knecht was paid a pro-rated guaranteed bonus for 2009 based on the terms of his employment agreement that expired in July 2009. In the future, we intend to give our named executive officers an opportunity to obtain annual cash bonuses under an incentive bonus plan for achievement of specified performance objectives. We plan to make awards from an established bonus pool. The Compensation Committee will determine the total size of our bonus pool by taking into account our qualitative and financial performance. We expect that our CEO will make recommendations as to the size of an award to any particular named executive officer, other than himself, by considering each individual's performance as measured against market benchmarks, pre-set performance targets and objectives and his or her individual impact on our overall performance. The formal structure of the plan will be developed under the supervision of the Compensation Committee after consideration of advice provided by consultants, legal counsel and the Interim Chairman of our Board.

Equity-Based Compensation Arrangements

        Although we had not made equity grants to individual employees in the past, on April 18, 2008, we granted performance shares in the form of restricted stock units ("Performance Shares") to certain of DCM's employees (including to certain of our named executive officers) in lieu of cash as partial payment of their 2007 bonus. The Performance Shares represent the right to receive shares of our common stock on March 3, 2011, subject to forfeiture and acceleration upon specified events.

        We did not make any equity grants to named executive officers in 2009. However, going forward, we plan to structure individual equity-based compensation arrangements that align the long-term interests of our named executive officers with the interests of our stockholders. We expect to work with consultants to develop the criteria that we will use in structuring our equity-based compensation arrangements.

Retention Bonus Arrangements

        As previously disclosed, Mr. Trutter's original employment agreement with DCM, dated June 26, 2004, provided for a retention bonus of $2 million (the "Retention Bonus") if Mr. Trutter remained employed by DCM through June 25, 2009. In consideration for Mr. Trutter's agreement to commit to invest $500,000 in DPLC, DCM agreed to accelerate the vesting of a portion of the Retention Bonus equal to $400,000, after taxes, in a letter agreement, dated May 11, 2009, between DCM and Mr. Trutter. Mr. Trutter received the $400,000, after taxes, within five days following May 11, 2009 and the remainder of the Retention Bonus within five days following June 25, 2009.

        Pursuant to the terms of Mr. Straub's employment agreement, dated as of May 9, 2008, Mr. Straub received a retention bonus payment of $200,000 on May 9, 2009, the day after the employment agreement expired. On May 11, 2009, we entered into a letter agreement (the "Straub Retention Agreement") with Mr. Straub, our senior vice president, chief financial officer and treasurer, providing certain assurances with respect to Mr. Straub's 2009 compensation. The Straub Retention Agreement provided that Mr. Straub's 2009 annual salary would be no less than his 2008 annual salary of $350,000 and guaranteed Mr. Straub a 2009 cash bonus of $112,500 to be paid by March 31, 2010, provided that he remained employed by DCM on the date of such payment. This guaranteed bonus amount was approved by the Compensation Committee, in its discretion, at a level that represented 75% of Mr. Straub's 2008 bonus.

        On May 11, 2009, we also entered into a letter agreement (the "Contreras Retention Agreement") with Mr. Contreras, our senior vice president, general counsel and secretary, providing certain assurances with respect to Mr. Contreras' 2009 compensation. The Contreras Retention Agreement provided that Mr. Contreras' 2009 annual salary would be no less than his 2008 annual salary of $200,000 and guaranteed Mr. Contreras a 2009 cash bonus of $187,500 to be paid by March 31, 2010, provided that he remained employed by DCM on the date of such payment. This guaranteed bonus amount was approved by the Compensation Committee, in its discretion, at a level that represented 75% of Mr. Contreras' 2008 bonus.

Severance and Change-in-Control Arrangements

        Except as set forth below, we do not have any severance or change-in-control arrangements with our named executive officers. We expect that the adoption of any such arrangement or the incorporation of any such provisions in future agreements will be approved by the Compensation Committee. Severance or change-in-control provisions will in general only be approved in those cases where the Compensation Committee believes the benefits of such arrangements, including attracting or retaining key employees, outweigh the costs. The grant agreements with respect to the Performance

Shares include provisions that either accelerate the distribution of the underlying common stock or require cash distributions in lieu of common stock upon the occurrence of certain changes-in-control.

        Pursuant to our existing employment agreement with Mr. Trutter, our CEO, which expires on December 31, 2010, in the event that he is terminated without "cause" or resigns for "good reason", Mr. Trutter will be entitled to receive (i) any due but unpaid portion of his guaranteed bonus payments of $783,750 for fiscal year 2009 and $391,875 for fiscal year 2010 in accordance with our normal bonus payment practices and (ii) the base salary of $416,250 per year that he would have received through December 31, 2010 in accordance with our normal payroll practices. However, if such termination or resignation is in connection with a change of control, Mr. Trutter will be entitled to receive a guaranteed bonus payment of $783,750 for fiscal year 2010. For more information regarding the terms of Mr. Trutter's employment agreement, see "Potential Payments Upon Termination or Change of Control."

        Pursuant to the Straub Retention Agreement, in the event that Mr. Straub's employment had been terminated without "cause" (as determined by the Compensation Committee) prior to the payment of his guaranteed bonus for fiscal year 2009, he would have been entitled to receive $150,000 in cash within 10 days of his termination date.

        Pursuant to the Contreras Retention Agreement, in the event that Mr. Contreras' employment had been terminated without "cause" (as determined by the Compensation Committee) prior to the payment of his guaranteed bonus for fiscal year 2009, he would have been entitled to receive $250,000 in cash within 10 days of his termination date.

Additional Benefits

        Our named executive officers participate in other employee benefit plans generally available to all employees on the same terms, such as medical, dental, life, disability insurance programs and a 401(k) plan. We do not provide our named executive officers with significant perquisites or similar personal benefits.

Summary Compensation Table

        The following Summary Compensation Table discloses the compensation information for each of our named executive officers for the fiscal years 2009, 2008 and 2007:

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards(6) ($)	All Other Compensation(7) ($)	Total ($)
Jonathan W. Trutter(1)	2009		450,000	2,783,750	—	14,310	3,248,060
Chief Executive Officer	2008		450,000	883,750	837,500	7,822	2,179,072
	2007	(4)	12,329	687,500	—	5,365	705,194
Francis P. Straub(2)	2009		350,000	312,500	—	4,365	666,865
Chief Financial Officer and	2008		297,397	150,000	55,000	240	502,637
Treasurer	2007	(5)
Luke D. Knecht(3)	2009		400,000	202,561	—	5,740	608,301
Chief Operating Officer of DCM	2008		400,000	375,000	—	240	775,240
	2007	(4)	10,959	375,000	—	5,365	391,324
Robert A. Contreras	2009		210,417	187,500	—	4,365	402,282
Senior Vice President, General	2008		200,000	250,000	75,000	240	525,240
Counsel and Secretary	2007	(5)

(1)
In accordance with an employment agreement with Mr. Trutter, entered into on June 26, 2004, Mr. Trutter was entitled each year to an annual guaranteed bonus of no less than $783,750. In addition, Mr. Trutter earned a retention bonus of $2 million in 2009, as a result of remaining employed by DCM or any of its affiliates through June 25, 2009. During 2009, $100,000 of Mr. Trutter's 2008 bonus amount was paid in the form of a capital contribution on his behalf into DPLC. Mr. Trutter's 2007 bonus consisted of $687,500 in cash and $837,500 in Performance Shares, which were granted in 2008.

(2)
In accordance with an employment agreement with Mr. Straub, entered into on May 9, 2008, Mr. Straub earned a retention bonus of $200,000 in 2009, as a result of remaining employed by DCM or any of its affiliates through May 9, 2009.

(3)
Mr. Knecht was entitled to an annual guaranteed bonus of no less than $208,561 for 2009, but Mr. Knecht agreed to forego $6,000 of this amount.

(4)
The 2007 salary earned by Mr. Trutter and Mr. Knecht represents the amounts from December 21, 2007, the date of the Merger, through December 31, 2007. However, the entire fiscal year 2007 bonus and stock awards paid to the named executive officers are reflected in the table.

(5)
Mr. Straub and Mr. Contreras became named executive officers in 2008.

(6)
The Performance Shares were granted in 2008, but were a portion of the named executive officers' bonus for fiscal year 2007. The dollar values of the awards to Messrs. Trutter, Straub and Contreras were $837,500, $55,000 and $75,000, respectively, and the number of shares granted was based on a price per share of $17.533, which was the average of the closing price of our common stock on March 6, 7 and 10, 2008. The values for these awards shown in the table are based on a price per share of $13.30, pursuant to ASC Topic 718—Compensation—Stock Compensation, which requires the price be equal to the closing price of the common stock on the grant date of March 10, 2008.

(7)
The following table identifies and quantifies each item included in the All Other Compensation column for 2009:

Name	401(k) Plan Matching Contribution ($)	Company Paid Life Insurance Premiums ($)	Other(a) ($)	Total ($)
Jonathan W. Trutter	5,500	240	8,570	14,310
Francis P. Straub III	4,125	240	—	4,365
Luke D. Knecht	5,500	240	—	5,740
Robert A. Contreras	4,125	240	—	4,365

(a)
Mr. Trutter's Other compensation of $8,570 relates to dividends and interest associated with a restricted stock award paid in March 2009.

2009 Grants of Plan-Based Awards

        There were no grants of plan-based awards for our named executive officers in fiscal year 2009.

2009 Outstanding Equity Awards at Fiscal Year-End

			Restricted Stock
	Restricted Stock Units
Name	No. of Shares or Units of Stock That Have Not Vested(1)	Market Value of Share or Units of Stock That Have Not Vested(2) ($)	No. of Shares or Units of Stock That Have Not Vested(3)	Market Value of Share or Units of Stock That Have Not Vested(2) ($)
Jonathan W. Trutter	47,767	219,728	433	1,992
Francis P. Straub III	3,137	14,430	—	—
Luke D. Knecht	—	—	—	—
Robert A. Contreras	4,278	19,679	—	—

(1)
Performance Shares in the form of restricted stock units were awarded to the named executive officers pursuant to our Stock Incentive Plan as partial payment of their respective bonuses for fiscal year 2007, which would otherwise have been payable in cash. Each Performance Share awarded represents the right to receive one share of our Common Stock on March 3, 2011, subject to forfeiture only in the case of termination for cause or acceleration upon specified conditions. The number of Performances Shares granted is subject to adjustment for dividends or other distributions paid between March 3, 2008 and March 3, 2011 and may also be adjusted, as determined by our Board, in connection with any stock dividends, stock splits, subdivisions or consolidations of shares (including reverse stock splits) or similar changes in our capitalization. The number of Performance Shares was adjusted to reflect the 1-for-10 reverse stock split that we effected after the close of business on October 16, 2008.

(2)
The market value is as of December 31, 2009.

(3)
The restricted stock vested on March 29, 2010, which is the 4th business day following the Company's 10-K filing for fiscal year 2009, pursuant to the amended award agreement.

2009 Stock Vested

Name	No. of Shares Acquired on Vesting	Value Realized on Vesting ($)
Jonathan W. Trutter	433	433

Potential Payments Upon Termination or Change of Control

        The table below reflects the amount of compensation that would have been payable to each of the named executive officers of the Company in the event of a termination of such executive's employment or upon a change in control of the Company, in each case as of December 31, 2009. There are no additional benefits paid upon retirement pursuant to the employment agreements in effect as of December 31, 2009.

	Jonathan W. Trutter ($)(5)	Francis P. Straub III ($)	Luke D. Knecht ($)	Robert A. Contreras ($)
Discharge Without Cause
Or Resignation With Good
Reason—No Change in Control
Salary Continuation(1)	450,000	—	—	—
Bonus Continuation(2)	1,175,625	—	—	—
Lump Sum Payment(3)	—	150,000	—	250,000
Restricted Stock Vesting	1,992	—	—	—
Discharge Without Cause
Or Resignation With Good
Reason—Change in Control
Salary Continuation(1)	450,000	—	—	—
Bonus Continuation(2)	1,567,500	—	—	—
Lump Sum Payment(3)	—	150,000	—	250,000
Restricted Stock Vesting	1,992	—	—	—
Performance Shares Restrictions Lapse(4)	219,728	14,430	—	19,679
Change in Control—No
Termination of Employment
Performance Shares Restrictions Lapse(4)	219,728	14,430	—	19,679
Death of Disability
Restricted Stock Vesting	1,992	—	—	—

(1)
The employment agreement with Mr. Trutter provides for salary continuation payments through December 31, 2010 in accordance with the Company's normal payroll payment practices. Mr. Trutter is prohibited from performing competing investment management services following termination of employment until the earlier of (i) six months following the last salary continuation payment and (ii) July 1, 2011. He is also subject to certain other non-competition and non-solicitation obligations until the earlier of (i) two years following a termination of employment and (ii) December 31, 2012.

(2)
The employment agreement with Mr. Trutter provides for bonus continuation payments of $783,750 for 2009 and $391,875 for 2010 (or $783,750 for 2010 in the event of a change of control) payable no later than March 15, 2010 and 2011, respectively.

(3)
The Straub Retention Agreement and the Contreras Retention Agreement entitled Mr. Straub and Mr. Contreras to a lump sum payment payable within ten days of termination.

(4)
The Performance Shares' restrictions lapse upon a change of control as defined in the agreement. The definition of a change of control for these purposes means (i) the ownership or acquisition by any person (other than a qualified affiliate) of more than fifty percent (50%) of the Company's then outstanding voting securities; (ii) the merger or consolidation of the Company with or into any other person (other than a qualified affiliate), if, immediately following the merger or consolidation, persons who did not own outstanding voting securities immediately before the merger or consolidation directly or indirectly own more than fifty percent (50%) of the outstanding shares of voting stock of the surviving entity; (iii) any one or a series of related sales or conveyances to any person (other than any one or more qualified affiliates) of all or substantially all of the assets of the Company; (iv) the complete liquidation or dissolution of the Company; or (v) continuing directors cease to be a majority of the Board.

(5)
Mr. Trutter's employment agreement defines "Cause" as (i) his breach of any material provision thereof, (ii) his commission of a felony or violation of certain laws, (iii) his failure to substantially comply, in certain circumstances, with written rules, regulations or policies of the Company, (iv) his failure to comply with the Company's policies with respect to insider trading, (v) his material misrepresentation at any time to any member of the Board or any superior executive officer of the Company, (vi) his willful failure or refusal to comply with his material obligations thereunder or a reasonable and lawful instruction of the Board or (viii) his commission of certain acts of fraud or gross negligence or other actions that are detrimental to the Company. Mr. Trutter's employment agreement defines "Good Reason" as (i) a reduction in his base salary, (ii) any adverse change in his title or responsibilities, (iii) any requirement that he be based anywhere more than 50 miles outside of Chicago, Illinois or (iv) a failure by the Company to pay his base salary or guaranteed bonus when due.

Compensation and Risk

        We have reviewed our employee compensation policies and practices and have determined that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation of our Non-Employee Directors

        The table below describes the compensation earned by our non-employee directors in 2009. Our processes and procedures for considering and determining the amount of compensation we pay our non-employee directors consist of an annual review of director compensation by the Compensation Committee, based on factors such as our existing compensation structure, the compensation paid by comparable companies, the amount of time expected to be devoted by our non-employee directors to our matters and the complexity of those matters. Pursuant to its charter, the Compensation Committee recommends to the Board the compensation for the current year, and the Board makes a determination. The charter permits the Compensation Committee to delegate the consideration of director compensation to one or more subcommittees of the Compensation Committee, but to date, the Compensation Committee has not done so.

2009 Director Compensation(1)

Name	Fees Earned or Paid in Cash(8)(9)	Stock Awards(10)	Total
Peter H. Rothschild(2)	$870,000	$50,000	$920,000
Robert B. Machinist(3)	$167,500	$50,000	$217,500
Howard Rubin(4)	$32,821	$0	$32,821
Robert E. Fischer(5)	$129,500	$50,000	$179,500
Peter W. May(6)	$103,000	$50,000	$153,000
Stuart I. Oran(7)	$71,679	$50,000	$121,679

(1)
No director compensation was earned by Mr. Trutter in 2009.

(2)
Mr. Rothschild, as our Interim Chairman and pursuant to the 2009 Rothschild Compensation Agreement, earned a base fee of $500,000. Additionally, Mr. Rothschild earned an additional expense reimbursement of $120,000. The total base fee and reimbursement earned by Mr. Rothschild in 2009 was $620,000. In addition, the Compensation Committee awarded a $250,000 Fund Success Fee to Mr. Rothschild for the year ended December 31, 2009. See "Transactions With Related Persons and Certain Control Persons" herein for a discussion of the 2009 Rothschild Compensation Agreement and additional information regarding Mr. Rothschild's compensation.

(3)
Mr. Machinist, as the chairperson of the Audit Committee, earned an additional cash retainer of $25,000, for a total 2009 cash retainer of $90,000.

(4)
Mr. Rubin resigned from the Board on May 19, 2009 and earned a pro-rated cash retainer for 2009 equal to $24,821.

(5)
Mr. Fischer, as the chairperson of the Nominating Committee, earned an additional cash retainer of $15,000, for a total 2009 cash retainer of $80,000.

(6)
Mr. May, as chairperson of the Compensation Committee, earned an additional cash retainer of $15,000, for a total 2009 cash retainer of $80,000.

(7)
Mr. Oran, as a director from May 19, 2009 to fiscal year end earned a pro-rated cash retainer for 2009 equal to $40,179.

(8)
In 2009, each independent director earned a cash retainer of $65,000, a fee of $1,500 for each Board meeting attended (in person or by telephone) and a fee of $1,000 for each committee meeting attended (in person or by telephone) on a date that a Board meeting was not held. Under our policy, the $1,000 committee meeting fee is also earned on a date on which a Board meeting is held if the additional preparation time for the committee meeting is significant. We also reimburse our independent directors for their travel expenses related to attending Board and committee meetings. Each independent director's total 2009 compensation consisted of the committee fees and stock awards described herein and the cash retainers described in footnotes (3) through (7). The table above includes fees earned in 2009 regardless of when those fees were actually paid.

(9)
In December 2009, we established the Special Committee to review and evaluate the Transactions. We paid each Special Committee member a fee of $15,000 per month and the Chairman of the Special Committee $45,000 per month.

(10)
In May 2009, we granted each director other than Mr. Trutter Performance Shares worth $50,000. The Performance Shares vested on the date of the grant. Each of the Performance Shares represents the right to receive one share of our Common Stock on May 19, 2012, subject to forfeiture and acceleration upon the occurrence of certain specified events. The closing price on the NYSE Amex of our common stock on the grant date was $4.16 per share, resulting in 12,019 Performance Shares issued per director. As of December 31, 2009, Mr. Rothschild, Mr. Machinist, Mr. Fischer, and Mr. May each own 17,188 Performance Shares. Mr. Oran and Mr. Rubin own 12,019 and 5,169 Performance Shares, respectively, as of December 31, 2009.

 Compensation Committee Report

        The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this Proxy Statement with management and, based on such review and discussion, the Compensation Committee recommended to the Board that it be included in this Proxy Statement.

                      Respectfully submitted,

                      Peter W. May (Chairman)
                      Robert E. Fischer
                      Robert B. Machinist

        The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons That Beneficially Own More Than 5% of Our Voting Securities

        The following table shows, as of the Record Date, the persons that are known to the Company to be the beneficial owners of more than 5% of our Common Stock, which is the only class of voting stock we have issued. Each share of our Common Stock is entitled to one vote. As of the Record Date, there were 6,455,357 shares of Common Stock outstanding. The table is based on information available to us, including stockholder filings with the SEC under Section 13 of the Exchange Act.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The William and Claire Dart Foundation, Dart Container Corporation, Copper Mountain Investments Ltd. and Robert C. Dart (collectively, the Dart Entities),(1) 500 Hogsback Road, Mason, Michigan 48854 (for the William and Claire Dart Foundation and Dart Container Corporation), P.O. Box 31363, Grand Cayman, KY1-1206 Cayman Islands (for Copper Mountain Investments Ltd.) and P.O. Box 30229, Grand Cayman, KY1-1201 Cayman Islands (for Robert C. Dart)	916,465	14.2%
Joseph A. Jolson,(2) 600 Montgomery Street, Suite 2000, San Francisco, California 94111	395,868	6.1%
Harvest Capital Strategies LLC (formerly known as JMP Asset Management LLC),(3) 600 Montgomery Street, Suite 1100, San Francisco, California 94111	369,845	5.7%

(1)
Based on a Schedule 13G/A filed on March 26, 2009 by each Dart Entity and other information. The Dart Entities file jointly because they may be regarded as a group. However, (a) Dart Container Corporation, Copper Mountain Investments Ltd. and Robert C. Dart each disclaim beneficial ownership of the shares owned by the William and Claire Dart Foundation, (b) the William and Claire Dart Foundation disclaims beneficial ownership of the shares owned by Dart Container Corporation, Copper Mountain Investments Ltd. and Robert C. Dart, and (c) Dart Container Corporation and Copper Mountain Investments Ltd. Each disclaim beneficial ownership of the shares owned by the other. Each of the Dart Entities disclaim membership in a group.

(2)
Based on a Schedule 13G filed on February 18, 2010 by Joseph A. Jolson. Mr. Jolson has the sole voting and dispositive power for 280,868 shares held by the Jolson 1991 Trust, 15,000 shares held by the Joseph Jolson IRA and 100,000 shares held by the Jolson Family Foundation. Mr. Jolson states in Schedule 13G that the filing shall not be deemed to constitute an admission that any of such individuals is, for any purpose, the beneficial owner of any of the securities to which this Schedule relates, and expressly disclaims beneficial ownership of 100,000 shares held by the Jolson Family Foundation.

(3)
Based upon a Schedule 13G filed on February 16, 2010 by Harvest Capital Strategies LLC ("HCS"). HCS filed the Schedule 13G because it acts as the investment adviser of one or more investment partnerships, pooled investment vehicles and/or one or more client accounts that beneficially hold common stock that equal the aggregate amount set forth in its Schedule 13G (the "Securities"). As investment advisor, HCS has been granted the authority to dispose of and vote the Securities. The investment partnerships, pooled investment vehicles and/or client accounts have the right to receive (or the power to direct the receipt of) dividends received in connection with ownership of the Securities, and the proceeds from the sale of the Securities.

Ownership of Our Common Stock By Directors and Executive Officers

        The following table shows, as of the Record Date, the beneficial ownership of our Common Stock by our directors, our executive officers and all of our directors and executive officers as a group. None of the shares listed below has been pledged as security except as specifically described in the footnotes to this table and none of the directors or executive officers has the right to acquire beneficial ownership of any additional shares within 60 days after the Record Date. Unless indicated otherwise in the footnotes, the address of each individual listed in the table is c/o Deerfield Capital Corp., 6250 North River Road, 9th Floor, Rosemont, Illinois 60018.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Robert E. Fischer(2)	1,145	*
Robert B. Machinist(2)	800	*
Peter W. May(3)	115,317	1.8%
Peter H. Rothschild(2)(4)	2,097	*
Stuart I. Oran(5)	1,823	*
Jonathan W. Trutter	25,963	*
Luke D. Knecht(6)	1,996	*
Francis P. Straub III	300	*
Robert A. Contreras	292	*

All directors and executive officers as a group (9 persons)	149,733	2.3%

*
Less than 1%.

(1)
Based on 6,455,357 shares of our Common Stock outstanding as of April 19, 2010. Does not include 569,361 shares of Common Stock available for future issuance under our Stock Incentive Plan. As of April 19, 2010, 308,164 of those available shares are reserved for future issuance in connection with the Performance Shares granted to DCM employees on April 18, 2008 and to each of our independent directors on May 9, 2008 and May 19, 2009.

(2)
Includes 300 shares of stock granted to each of our independent directors in May 2005 under our Stock Incentive Plan and 250 shares of stock granted to each of our independent directors in each of May 2006 and May 2007 under that Plan.

(3)
Includes 2,155 shares of our Common Stock held in the name of May Foundation. Mr. May disclaims beneficial ownership of these shares.

(4)
Includes 564 shares of our Common Stock granted to Mr. Rothschild in December 2007 and 400 shares of our Common Stock granted to Mr. Rothschild in July 2008 under our Stock Incentive Plan for his services as our Interim Chairman. Includes 333 of our shares owned by Daroth Investors LLC, of which Mr. Rothschild is a member. Accordingly, he may be deemed to beneficially own shares owned by Daroth. Mr. Rothschild disclaims beneficial ownership of these shares.

(5)
Includes 1,050 shares of our Common Stock held in the name of Roxbury Capital Group Incentive Savings Plan, with respect to which Mr. Oran is the sole trustee; 368 shares of our Common Stock held in the name of Roxbury Capital Group Defined Benefit Plan, with respect to which Mr. Oran is the sole trustee; 405 shares of our Common Stock held in the name of the Stanley R. Becker Declaration of Trust, with respect to which Mr. Oran and his spouse are two of the four trustees. Mr. Oran disclaims beneficial ownership of these shares.

(6)
Includes shares held jointly with spouse.

 TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS

Transactions With Related Persons

        For a description of the interests of our directors and executive officers in the Transactions, see "Proposal No. 1—Approval of the Stock Issuances—Interests of Certain of Our Directors and Executive Officers in the Transactions."

        Since January 1, 2009, we have entered into certain transactions, summarized below, that exceeded $120,000 in amount and in which our related persons—in general, our directors, executive officers and their immediate family members—had or would have a direct or indirect material interest.

  •
  In connection with our previously announced cost-saving initiative, DCM entered into a transition employment agreement, effective January 7, 2009, with Richard G. Smith, our former chief financial officer. Mr. Smith relinquished his title as chief financial officer on November 6, 2008. In connection with his departure, Mr. Smith was given the ability to select one of three compensatory options. Per Mr. Smith's selection, his employment with DCM was scheduled to terminate on February 25, 2009 or on such earlier date as Mr. Smith resigned. Mr. Smith resigned on January 29, 2009. Mr. Smith continued to receive his base salary and benefits through the date of his resignation and also received a $30,000 payment on February 1, 2009 and a $125,000 lump sum payment. In addition, Mr. Smith also received an additional $30,000 payment in February 2010. He was also paid approximately $6,635 for accrued but unused vacation. Mr. Smith provided a general release to DCM for any claims he might have against DCM and its affiliates. In addition, Mr. Smith executed a second release releasing DCM and its affiliates from all claims that may have arisen from December 31, 2008 through January 29, 2009. In consideration of this release, Mr. Smith received an additional one week of salary paid in accordance with DCM's normal payroll policies.

  •
  On March 5, 2009, we entered into a letter agreement (the "2009 Rothschild Compensation Agreement") with Mr. Rothschild setting forth the fees payable to him for his services as Interim Chairman of the Board for the year ending December 31, 2009. The 2009 Rothschild Compensation Agreement provides for a base fee for 2009 of $500,000 and an expense reimbursement of $10,000 per month for expenses relating to office space, information technology and other items that Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. The 2009 Rothschild Compensation Agreement also provided for two discretionary fees, a "Capital Transaction Success Fee" not to exceed $1 million and a "Non-Capital Transaction Success Fee" not to exceed $500,000, which may be paid if certain specified conditions are met. The conditions for payment of the discretionary fees included, but were not limited to, Mr. Rothschild playing an instrumental role in arranging and completing a strategic transaction that substantially increased shareholder value. The Compensation Committee has complete discretion over whether to award the Capital Transaction Success Fee and the Non-Capital Transaction Success Fee and over the amount of the fees and the portion payable as cash or non-cash compensation. In addition, the 2009 Rothschild Compensation Agreement provided for a "Fund Success Fee" of $250,000 relating to a proposed new investment fund, provided the closing of initial capital commitments to the fund occurred on or before June 30, 2009 and the total amount of such commitments exceeded $50.0 million. The $250,000 "Fund Success Fee" was paid on April 17, 2009 as a result of the launch of DPLC.

  •
  On March 22, 2010, we entered into the 2010 Rothschild Compensation Agreement with Peter H. Rothschild setting forth the fees payable to him for his services as Interim Chairman of the Board for the year ending December 31, 2010. The 2010 Rothschild Compensation Agreement provides for a base fee during 2010 of $41,667 per month and an expense reimbursement of $10,000 per month for expenses relating to office space, information technology and other items which Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. The 2010 Rothschild Compensation Agreement is subject to cancellation upon 30 days' notice at the discretion of the Compensation Committee as well as upon the occurrence of certain other specified events. The 2010 Rothschild Compensation Agreement also provides for two discretionary fees, a "Capital Transaction Success Fee" not to exceed $1 million and a "Non-Capital Transaction Success Fee" not to exceed $500,000, which may be paid if certain specified conditions are met. The conditions for payment of the discretionary fees include, but are not limited to, Mr. Rothschild playing an instrumental role in arranging and completing a strategic transaction that substantially increases shareholder value. The Compensation Committee has complete discretion over whether to award the Capital Transaction Success Fee and the Non-Capital Transaction Success Fee and over the amount of the fees and the portion payable as cash or non-cash compensation, and has not yet finally determined the amount of fees to be paid in connection with consummation of the Transactions.

  •
  Peter W. May, a director of the Company since December 2007, is also a director and the vice-chairman of the board of Wendy's/Arby's Group, Inc., a holder of approximately $48.9 million principal amount of the Company's Series A Notes plus $115,767.08 of unpaid and accrued interest as of April 15, 2010. Since January 1, 2009, none of the principal amount of the Series A Notes held by Wendy's/Arby's Group has been repaid and $3,550,620 has been paid in interest on the Series A Notes held by Wendy's/Arby's Group. The Series A Notes held by Wendy's/Arby's Group, Inc. are expected to be discharged for an aggregate amount of approximately $31 million plus all unpaid and accrued interest in cash by the Company as of the closing date of the Transactions. Mr. May took no part in the consideration of the Acquisition or the Stock Issuances.

  •
  Jonathan W. Trutter, our Chief Executive Officer and a member of the Board, owns approximately $637,000 in principal amount of Series A Notes plus $1,536.51 of unpaid and accrued interest as of April 15, 2010. Since January 1, 2009, none of the principal amount of the Series A Notes held by Mr. Trutter has been repaid and $47,127 has been paid in interest the Series A Notes held by Mr. Trutter. The Series A Notes held by Mr. Trutter are expected to be discharged for an aggregate amount of $408,000 plus unpaid and accrued interest in cash by the Company as of the closing date of the Transactions.

  •
  During April 2009, Mr. Trutter committed to invest up to $500,000 in DPLC, of which approximately $135,000 was called by DPLC. In connection with the DPLC Restructuring, DPLC will make a distribution to Mr. Trutter equal to his entire capital account balance.

Our Controls for Approving Transactions with Related Persons

        Our policies and procedures for the review, approval and ratification of our transactions with related persons consist of various conflict of interest provisions in our Code of Ethics, including that our directors report to the Board any conflict of interest they may have with respect to any matter being considered by the Board and that our related persons involved in our portfolio management obtain the prior approval of DCM's Chief Compliance Officer for their personal purchases of securities in private offerings.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

        We expect that our 2011 annual meeting will be held within 30 days of May     , 2011.

        A stockholder who wishes to introduce a proposal for consideration at our next annual meeting may seek to have that proposal included in our proxy statement and proxy card pursuant to Rule 14a-8 under the Exchange Act. For stockholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2011 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be in writing and delivered to our Corporate Secretary at our executive offices at 6250 North River Road, 9th Floor, Rosemont, Illinois 60018, by personal delivery or U.S. Mail no later than December     , 2010. The proposal must otherwise satisfy the requirements of Rule 14a-8. The submission of a stockholder proposal does not guarantee that it will be included.

        For stockholders who wish to present a proposal for nominations or other business for consideration at the 2011 annual meeting, but who do not intend for the proposal to be included in our proxy statement, in compliance with applicable state law and our Bylaws, the proposal must be in writing and delivered to our Corporate Secretary at our executive offices at 6250 North River Road, 9th Floor, Rosemont, Illinois 60018, by personal delivery or U.S. Mail no earlier than                   and no later than 5:00 p.m., Eastern time, on                  . However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, a proposal or nomination by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. EDT, on the later of (i) the 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must also satisfy the other requirements with respect to such proposals and nominations contained in our Bylaws.

COMMUNICATIONS WITH THE BOARD

        Stockholders wishing to communicate with our Board should send any communication to: Corporate Secretary, Deerfield Capital Corp., 6250 North River Road, 9th Floor, Rosemont, Illinois 60018. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. Our Corporate Secretary will forward the communication to the full Board, to a committee of our Board or to any individual director or directors, as appropriate. If a communication is unduly hostile, threatening, illegal or similarly inappropriate, our Corporate Secretary is authorized to discard the communication or take appropriate legal action regarding the communication.

        The Audit Committee has established procedures, which are posted on our website, for directors, officers and interested parties to submit concerns and complaints regarding our company, either openly, confidentially or anonymously. Interested parties may use these procedures, which include a toll-free telephone number, to communicate with our non-management directors.

ANNUAL REPORT ON FORM 10-K

        Our 2009 Annual Report will be mailed to stockholders with this Proxy Statement. If you would like to receive an additional copy of our 2009 Annual Report, please follow the instructions set forth under the heading "Where You Can Find More Information" below.

HOUSEHOLDING

        Unless we have received contrary instructions, we may send a single copy of our Annual Report, Proxy Statement and Notice to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce our expenses.

        If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.

        If your shares are registered in your own name, please contact us at our executive offices at 6250 North River Road, 9th Floor, Rosemont, Illinois 60018, Attention: Corporate Secretary, to inform us of your request. If a broker holds your shares, please contact your broker directly.

SOLICITATION OF PROXIES

        The Company will pay the cost of soliciting proxies, including the expenses related to the printing and mailing of this Proxy Statement. In addition to solicitation by mail and, without additional compensation for such services, proxies may be solicited personally, or by telephone or telecopy, by our directors, officers or other employees. We will also pay approximately $9,500 (plus reimbursement of out-of-pocket expenses) to Georgeson to assist with the solicitation of proxies. Georgeson may solicit proxies by telephone or other electronic means or in person. The Company will also reimburse for routine out-of-pocket expenses in connection with this proxy solicitation. The Company will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses. In addition, the Company will indemnify Georgeson against any losses arising out of the firm's proxy soliciting services on our behalf.

OTHER MATTERS

        Our Board currently knows of no other business to be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. Under applicable Maryland law, our stockholders do not have dissenters' or appraisal rights in connection with the matters being voted upon at the Meeting.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy such material at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of such material from the SEC at prescribed rates by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also find the Company's SEC filings at the SEC's website at http://www.sec.gov. You may also obtain copies of this Proxy Statement and any other reports or information that we file with the SEC, free of charge, by written request to Deerfield Capital Corp., Attention: Investor Relations, 6250 North River Road, 9th Floor, Rosemont, Illinois 60018 or by calling (773) 380-1600.

        Our website is http://www.deerfieldcapital.com. The information contained on our website is not incorporated into this Proxy Statement. The following documents are posted on our website, and can also be obtained from us by written request to Deerfield Capital Corp., Attention: Investor Relations, 6250 North River Road, 9th Floor, Rosemont, Illinois 60018 or by calling (773) 380-1600:

  •
  Our Charter;

  •
  Our Bylaws;

  •
  The charters of each of our standing Board committees;

  •
  Our Corporate Governance Guidelines;

  •
  Our Code of Ethics; and

  •
  The procedures of the Audit Committee for the submission, receipt and handling of concerns and complaints regarding internal controls, auditing and compliance.

        Within the time period required by the SEC and the NASDAQ Listing Rules, we will post on our website any amendment to our Code of Ethics and any waiver applicable to our senior financial officers, executive officers or directors. In addition, information concerning purchases and sales of our equity securities by our directors and Section 16 reporting officers is posted on our website.

INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" into this Proxy Statement documents we file with the SEC, meaning that we are disclosing important information to you by referring you to another document filed separately with the SEC. The information that we incorporate by reference is considered to be a part of this Proxy Statement, and later information that we file with the SEC will update and supersede that information. This Proxy Statement incorporates by reference the documents set forth below that have been previously filed with the SEC:

  •
  Our registration statement on Form 8-A (File No. 001-3255) filed with the SEC on December 7, 2009;

  •
  The financial statements, selected financial data, selected quarterly financial data, changes in and disagreements with accountants, management's discussion and analysis of financial condition and results of operations and market risk disclosures and risk factors contained in our 2009 Annual Report, filed with the SEC on March 23, 2010; and

  •
  Current Report on Form 8-K filed with the SEC on March 25, 2010.

        We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC from the date of this Proxy Statement to the date of the Meeting. These include reports such as quarterly reports on Form 10-Q and current reports on Form 8-K.

        This Proxy Statement is accompanied by a copy of the following document, which is incorporated by reference into this Proxy Statement to the extent set forth above:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 23, 2010.

        A copy of all documents incorporated into this Proxy Statement by reference will be provided, without charge, upon written or oral request, by first class mail and within one business day of our receipt of such request. Requests for such documents should be directed to Legal Department, Deerfield Capital Corp., 6250 North River Road, 9th Floor, Rosemont, Illinois 60018, or you may ask the Legal Department by calling (773) 380-1600.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DEERFIELD CAPITAL CORP.

Columbus Nova Credit Investment
Management, LLC
(A Limited Liability Company)

Report on Financial Statements

Years Ended December 31, 2009, 2008 and 2007

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

Report of Independent Public Accountants

To the Members
Columbus Nova Credit Investment Management, LLC

        We have audited the accompanying balance sheets of Columbus Nova Credit Investment Management, LLC as of December 31, 2009, 2008 and 2007, and the related statements of operations and members' equity and cash flows for the years then ended. These financial statements are the responsibility of the management of Columbus Nova Credit Investment Management, LLC. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Nova Credit Investment Management, LLC as of December 31, 2009, 2008 and 2007, and its results of operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ J.H. Cohn LLP
New York, New York
April 2, 2010

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

STATEMENTS OF ASSETS, LIABILITIES AND MEMBERS' EQUITY

DECEMBER 31, 2009, 2008 and 2007

(Dollar Amounts In Thousands)

	2009	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$317	$51	$95
Management fees and accounts receivable	2,864	1,401	1,336
Due from related party	—	876	—
Other current assets	107	57	236

Total current assets	3,288	2,385	1,667
Equipment and improvements, net	202	352	512
Other assets	116	116	116

Totals	$3,606	$2,853	$2,295

LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$465	$386	$1,309
Interest payable	—	—	1

Total current liabilities	465	386	1,310
Loan payable to member	—	—	105
Deferred rent	67	99	132

Total liabilities	532	485	1,547
Commitments
Members' equity	3,074	2,368	748

Totals	$3,606	$2,853	$2,295

See Notes to Financial Statements.

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY

YEARS ENDED DECEMBER 31, 2009, 2008, 2007

(Dollar Amounts In Thousands)

	2009	2008	2007
Revenues	$7,740	$7,869	$7,983

Operating expenses:
Staff costs	3,830	3,226	4,300
Occupancy costs	155	142	93
Sales and marketing	35	54	74
Management fees	1,990	1,100	76
Depreciation and amortization	151	180	152
General and administrative	502	665	547

Totals	6,663	5,367	5,242

Income from operations	1,077	2,502	2,741

Other income (expense):
Interest income	65	36	42
Interest expense	—	—	(365)

Totals	65	36	(323)

Net income	1,142	2,538	2,418
Members' equity (deficiency), beginning of year	2,368	748	(1,670)
Contributions	500	250	—
Distributions	(936)	(1,168)	—

Members' equity, end of year	$3,074	$2,368	$748

See Notes to Financial Statements.

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2009, 2008, 2007

(Dollar Amounts In Thousands)

	2009	2008	2007
Operating activities:
Net income	$1,142	$2,538	$2,418
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	150	180	152
Changes in operating assets and liabilities:
Management fees receivable	(1,463)	(65)	(511)
Due from related party	186	(876)	6
Other current assets	(50)	179	(152)
Other assets	—	—	(26)
Accounts payable and accrued expenses	79	(923)	280
Interest payable	—	(1)	(337)
Deferred rent	(32)	(33)	(23)

Net cash provided by operating activities	12	999	1,807

Investing activities—purchase of equipment and improvements	—	(20)	(162)

Financing activities:
Repayment of loans from members, net	—	(105)	(2,895)
Contributions	500	250	—
Distributions	(246)	(1,168)	—

Net cash provided by (used in) financing activities	254	(1,023)	(2,895)

Net increase (decrease) in cash and cash equivalents	266	(44)	(1,250)
Cash and cash equivalents, beginning of year	51	95	1,345

Cash and cash equivalents, end of year	$317	$51	$95

Supplemental disclosure of cash flow information:
Interest paid	$—	$—	$701

Supplemental disclosure of noncash investing and financing activities:
Distribution of related party receivable	$690	$—	$—

See Notes to Financial Statements.

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS

(Dollar Amounts In Thousands)

Note 1—Organization and summary of significant accounting policies:

Organization and basis of accounting:

        Columbus Nova Credit Investment Management, LLC ("CNCIM" or the "Company") was formed as a limited liability company in Delaware on January 5, 2006 and has an unlimited life. The Company operates as a Collateralized Debt Obligation ("CDO") manager. As a CDO manager, the Company works with independent and related-party investors to acquire publicly-traded corporate loans, corporate debt and structured product instruments ("Assets") that are held in leveraged special purpose vehicles ("SPVs").

        The Company establishes the SPVs with the intent of achieving a targeted asset size (the "Target"), (generally between $400 million and $600 million). During the initial stages of the SPV (the "Warehouse Period"), the Company arranges short term financing (generally between two to four months) from commercial lending institutions utilizing warehouse lines of credit which account for a significant amount of the investment capital of an SPV. Equity investors (the "Investors") provide the remaining capital. These Investors are in a first-loss position.

        Once the SPV is near or has exceeded the Target, the Company replaces the warehouse line with more permanent financing in the form of public debt (the "Securitization Process"). The Securitization Process involves the Company engaging a securities underwriting firm to market, issue and sell public securities ("CDO Debt") on behalf of the SPV. The proceeds from the sale of the CDO Debt, net of underwriting fees, are used to repay the warehouse line of credit and to pay a management fee to the Company. As part of the Securitization Process, the SPV Investors can convert to CDO equity holders or new Investors can take their place.

        The Company has full discretionary investment authority and is responsible for making specific decisions to purchase or sell assets under its management. As of December 31, 2009, 2008 and 2007, the Company serves as the CDO Manager for four SPVs.

Use of estimates:

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:

        Cash and cash equivalents include cash in bank accounts and deposits in money market accounts. Cash equivalents are considered to be short-term, highly liquid investments with maturities of three months or less when purchased. At times, such investments may exceed Federally insured limits. CNCIM reduces its exposure to credit risk by maintaining such deposits with major financial institutions and monitoring their credit ratings. As of December 31, 2009, 2008 and 2007, the Company has no cash and cash equivalents in excess of Federally insured limits.

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollar Amounts In Thousands)

Note 1—Organization and summary of significant accounting policies: (Continued)

Equipment and improvements, net:

        Computer equipment, office furniture and equipment and leasehold improvements are stated at cost. Depreciation is primarily computed using straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is computed using the straight-line method over the lesser of the estimated useful lives of the assets or the lease terms.

Income taxes:

        The Company is a limited liability corporation and is treated as a partnership for income tax purpose. Because its income or loss is allocated to the individual members for tax reporting purposes, no provision for income taxes was recorded.

        The Company adopted the new accounting for uncertainty in income taxes guidance on January 1, 2009. The adoption of that guidance did not result in the recognition of any unrecognized tax benefits and the Company has no unrecognized tax benefits at December 31, 2009. The Company's U.S. Federal and state income tax returns prior to fiscal year 2006 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

        The Company recognizes interest and penalties associated with tax matters as operating expenses and includes accrued interest and penalties with accrued expenses in the statements of assets, liabilities and members' equity.

Revenues:

        The Company has an agreement with each SPV to pay the Company, on a quarterly basis, an asset management fee calculated as a percentage of assets under management once the securitization process is complete. In addition, the Company can earn certain additional fees associated with the formation of a CDO.

Subsequent events:

        The Company has evaluated events and transactions for potential recognition or disclosure through April 2, 2010, which is the date the financial statements were available to be issued.

Note 2—Employee benefit plan:

        The Company sponsors a defined contribution 401(k) savings plan for the benefit of its eligible employees (the "Plan"). Contributions to the Plan are made at the discretion of the Company. For the years ended December 31, 2009, 2008 and 2007, contributions to the Plan were $53, $59 and $145, respectively.

Note 3—Lease commitments:

        The Company leases its premises under an operating lease that calls for the payment of fixed monthly rental payments plus its proportionate share of real estate taxes. In addition, the Company has

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollar Amounts In Thousands)

Note 3—Lease commitments: (Continued)

sublet a portion of its facilities to Columbus Nova Real Estate Acquisition Group, LLC ("CRAG"), a related party. The lease and the sublease expire on October 31, 2011. Rent expense and rental income are recognized on a straight-line basis over the terms of the respective leases. Minimum future rental commitments under the noncancelable lease, net of sublease rental income in years subsequent to December 31, 2009 are as follows:

Year Ending December 31,	Lease	Sublease	Net
2010	$199	$(43)	$156
2011	170	(37)	133

Totals	$369	$(80)	$289

        Rent incurred under the noncancelable operating lease, net of rental income for the years ended December 31, 2009, 2008 and 2007 were as follows:

Year Ending December 31,	Expense	Income
2009	$113	$(59)
2008	110	(50)
2007	79	(31)

Note 4—Equipment and improvements, net:

        Equipment and improvements, net of depreciation and amortization, are as follows:

	Useful Life	2009	2008	2007
Computer equipment	3 years	$199	$199	$185
Office furniture and equipment	5 years	264	264	235
Leasehold improvements	5 years	294	294	317

		757	757	737
Less accumulated depreciation and amortization		555	405	225

Totals		$202	$352	$512

        Depreciation and amortization for the years ended December 31, 2009, 2008 and 2007 was $151, $180 and $152, respectively.

Note 5—Other related party transactions:

        The Company has entered into a loan with Bounty Investment, Ltd., ("Bounty") a member, which provides the Company with up to $5.5 million to be used for its working capital needs. The loan bears interest at LIBOR plus 1,000 basis points, is due in January 2013 and can be pre-paid at any time without penalty. There was no balance outstanding as of December 31, 2009 and 2008. As of December 31, 2007, the balance outstanding was $105. Interest expense during the year ended December 31, 2007 was $365.

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollar Amounts In Thousands)

Note 5—Other related party transactions: (Continued)

        In connection with securitizations that occurred during the year ended December 31, 2007, structuring fees aggregating $1,005 were earned and received from Renova U.S. Holding, Ltd. ("RUSH"), a company which generated revenues from securitizations and management fees from SPVs that had previously been entities owned by RUSH.

        The Company has an operating agreement with Renova U.S. Management, LLC ("RUSM") to perform a variety of services for which it pays a management fee. Among the services provided by RUSM to the Company are administration, accounting, legal, treasury management, portfolio administration, due diligence and strategic investment service. The management fee is based on RUSM's operating expenses. For 2009, 2008 and 2007, management fees totaled $1,990, $1,100 and $76, respectively.

        During 2008, the Company advanced $851 to Renova, Inc. pursuant to a loan agreement that bears interest at 8% and matures in December 2012. Interest accrued on the loan was $65 and $25 during the years ended December 31, 2009 and 2008, respectively. During 2009, the Company received payments of $251 and distributed its rights to the remaining balance of $690 to Bounty.

Note 6—Subsequent event:

        Subsequent to year end, Bounty entered into an agreement pursuant to which it agreed to sell all of its equity interests in the Company.

Exhibit A

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We consent to the inclusion in this Preliminary Proxy Statement of Deerfield Capital Corp. of our report dated April 2, 2010 relating to the financial statements of Columbus Nova Credit Investment Management LLC as of December 31, 2009, 2008 and 2007 and for the years then ended.

/s/ J.H. Cohn LLP

New York, New York
April 19, 2010

Ex-A1

Annex A

EXECUTION VERSION

ACQUISITION AND INVESTMENT AGREEMENT

BY AND AMONG

DEERFIELD CAPITAL CORP.

BOUNTY INVESTMENTS, LLC

AND

COLUMBUS NOVA CREDIT INVESTMENTS MANAGEMENT, LLC

DATED AS OF MARCH 22, 2010

A-i

A-ii

A-iii

ACQUISITION AND INVESTMENT AGREEMENT

        ACQUISITION AND INVESTMENT AGREEMENT, dated as of March 22, 2010 (this "Agreement"), by and among Deerfield Capital Corp., a Maryland corporation (the "Company"), Bounty Investments, LLC, a Delaware limited liability company (the "Investor") and Columbus Nova Credit Investments Management, LLC, a Delaware limited liability company and wholly owned subsidiary of the Investor (the "Manager" and collectively with the Investor and the Company, the "Parties").

        WHEREAS, the Investor currently owns all of the issued and outstanding Equity Interests of the Manager (the "Units");

        WHEREAS, the Investor desires to sell, and the Company desires to purchase, upon the terms and conditions stated in this Agreement, all of the Units (the "Unit Purchase") in consideration for the issuance by the Company of shares of common stock of the Company, par value $0.001 per share (the "Common Stock") in an amount equal to the Stock Consideration;

        WHEREAS, concurrently with this Agreement, the Company desires to sell senior subordinated convertible notes (the "Convertible Notes") upon the terms and conditions stated in that certain Senior Subordinated Convertible Notes Purchase Agreement (the "Convertible Notes Agreement") by and between the Company and the other parties signatory thereto, convertible into the Conversion Shares in accordance with the Convertible Notes Agreement;

        WHEREAS, Deerfield & Company LLC, an Illinois limited liability company and indirect wholly owned subsidiary of the Company (the "Senior Note Issuer"), desires to repurchase the Series A Senior Secured Notes (the "Series A Senior Notes"), and Series B Senior Secured Notes (the "Series B Senior Notes," and together with the Series A Senior Notes, the "Senior Notes") upon the terms and conditions stated in that certain Payment Agreement and Release (the "Payment Agreement") dated as of March 22, 2010, by and between the Senior Note Issuer, the Company and each holder of the Senior Notes (such transaction, the "Debt Buyback");

        WHEREAS, the proceeds of the Convertible Notes shall be used to finance, in part, the Debt Buyback;

        WHEREAS, concurrently with this Agreement, the Manager and the Company are entering into that certain Transition Services Agreement, dated as of the date hereof;

        WHEREAS, a special committee of the Board of Directors of the Company (the "Special Committee") has unanimously determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Company and its stockholders and has unanimously recommended to the Board of Directors of the Company that the Board of Directors of the Company approve this Agreement and the transactions contemplated hereby;

        WHEREAS, the Board of Directors of the Company has determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Company and its stockholders and has approved this Agreement and the transactions contemplated hereby and resolved to recommend that the stockholders of the Company approve the issuance of the Stock Consideration pursuant to this Agreement and the Conversion Shares issuable pursuant to the Convertible Notes; and

        WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to prescribe certain conditions to the transactions contemplated by this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged,

upon the terms and subject to the conditions of this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

        Section 1.1    Defined Terms.

        (a)   For all purposes of this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1:

        "Advisory Contract" means any Contract (including any fund managed by a Person or its Affiliates, and any side letters or any other similar written agreements relating to such Contract) under which any Person or its Affiliates provide Investment Management Services to any other Person.

        "Affiliate" means, with respect to any Person, any other Person, directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

        "Ancillary Documents" means the Stockholders Agreement substantially in the form of Exhibit A hereto, the Registration Rights Agreement substantially in the form of Exhibit B hereto, the Transition Services Agreement and the Convertible Notes Agreement.

        "Assumed Liabilities" means all Liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due) whenever occurring and arising out of, relating to, resulting from or incurred in connection with (i) the Manager CLO Management Agreements (including any claim or actions relating thereto, termination of, removal for cause of the Manager as the Collateral Manager (including pursuant to any "key man" provision) thereunder or the acceleration, liquidation or optional redemption of securities by a Manager CLO Issuer or any loss or deferral of revenue streams under such Manager CLO Management Agreements) or the performance thereof or any action taken pursuant thereto, (ii) the Employment Agreements, (iii) Manager Shutdown Liabilities, and (iv) any action taken or caused to be taken by or on behalf of the Company or Manager at the direction of the Company or its Affiliates, agents or contractors pursuant to the Transition Services Agreement.

        "Books and Records" means all files, documents, instruments, papers, books and records relating to the business of a Person, including financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, contracts, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

        "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in New York, New York are authorized or obligated by Law to close.

        "CFTC" means the Commodity Futures Trading Commission or any successor entity thereto.

        "Client" means any Person to whom Investment Management Services are provided; provided, that no investor in any such Person shall be deemed a Client.

        "CLO Administrator" means any administrator under any administration agreement with a CLO Issuer.

        "CLO Indenture" means the Company CLO Indentures and the Manager CLO Indentures.

        "CLO Investor" means an investor in any securities issued by a CLO Issuer or a Person entitled to exercise voting rights of such investor.

        "CLO Issuer" means each of the Company CLO Issuers and the Manager CLO Issuers.

        "CLO Trustee" means any trustee under any CLO Indenture.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Commodity Exchange Act" means the Commodity Exchange Act of 1936, as amended, and the rules and regulations promulgated thereunder.

        "Company Alternative Proposal" means any offer or proposal by any Person other than the Investor or any of its Affiliates concerning any (a) merger, consolidation, other business combination or similar transaction involving the Company or any of its Subsidiaries, (b) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets of the Company (including Equity Interests of any of its Subsidiaries) or any Subsidiary of the Company representing 10% or more of the consolidated assets, revenues or net income of the Company and its Subsidiaries, (c) issuance or sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of Equity Interests representing 10% or more of the voting power of the Company, (d) transaction or series of transactions in which any Person will acquire beneficial ownership or the right to acquire beneficial ownership or any group (as defined in Section 13(d) of the Exchange Act) has been formed which beneficially owns, or has the right to acquire beneficial ownership of, Equity Interests representing 10% or more of the voting power of the Company or (e) any combination of the foregoing.

        "Company Articles of Incorporation" shall mean the Articles of Amendment and Restatement of the Company, as amended and supplemented as of the date hereof.

        "Company Benefit Plans" means all "employee benefit plans" (within the meaning of Section 3(3) of ERISA, including multiemployer plans within the meaning of Section 3(37) of ERISA), and all equity purchase, equity option, severance, employment, change-in-control, fringe benefit, bonus, incentive, deferred compensation (including nonqualified deferred compensation), employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated hereby or otherwise), whether written or oral, under which (i) any current or former employee, director or consultant of the Company or any of its Subsidiaries has any present or future right to benefits and which are contributed to, maintained or sponsored by the Company or any of its Subsidiaries or (ii) the Company or any of its Subsidiaries has any present or future Liability.

        "Company Bylaws" shall mean the Bylaws of the Company, as amended and supplemented as of the date hereof.

        "Company CLO Issuer" means Bridgeport CLO Ltd., Bridgeport CLO II Ltd., Buckingham CDO Ltd., Buckingham CDO II Ltd., Buckingham CDO III Ltd., Burr Ridge CLO Plus Ltd., DFR Middle Market CLO Ltd., Cumberland II CLO Ltd., Forest Creek CLO Ltd., Gillespie CLO PLC, Knollwood CDO Ltd., Knollwood CDO II Ltd., Long Grove CLO Ltd., Market Square CLO Ltd., Marquette Park CLO Ltd., Mid Ocean CBO 2000-1 Ltd., Mid Ocean CBO 2001-1 Ltd., NorthLake CDO I, Limited, Oceanview CBO I, Ltd., Pinetree CDO Ltd., River North CDO Ltd., Rosemont CLO, Ltd., Schiller Park CLO Ltd., Valeo Investment Grade CDO Ltd., Valeo Investment Grade CDO II Ltd., Robeco CDO II Limited, Mayfair Euro CDO I B.V. and Aramis CDO.

        "Company CLO Issuer Documents" means each final or supplemental offering memorandum, indenture and supplemental indenture (each a "Company CLO Indenture" and collectively the

"Company CLO Indentures"), management agreement, trust agreement, collateral administration agreement, insurance agreement, hedge agreement and swap agreement entered into, or used in connection with an offering of securities, by a Company CLO Issuer.

        "Company CLO Management Agreement" means the collateral management agreement between the Company or applicable Subsidiary of the Company and each Company CLO Issuer.

        "Company Material Adverse Effect" means any effect, event, circumstance or change that (a) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole, (it being agreed that in the event of a cancellation of, notice of cancellation of, termination of, removal for cause of the Company as the collateral manager (including pursuant to any "key person" provision) under or the acceleration, liquidation or optional redemption of securities issued by a Company CLO Issuer with respect to the Company CLO Management Agreements other than with respect to Oceanview CBO I, Ltd., it shall be deemed to be materially adverse to the Company and its Subsidiaries, taken as a whole, only if the loss of the expected future revenue stream would decrease the net present value of the Company CLO Management Agreements in excess of $6,000,000 and for purposes of this calculation, the net present value of management fees will be based upon the assumptions detailed in Section 1.1 of the Company Disclosure Schedule); provided, however, that none of the following effects, events or changes shall be deemed in themselves, either alone or in combination, to constitute, and none of them shall be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: (i) any change in general economic, political or financial market conditions (including conditions in the stock markets or other capital markets and changes in interest or exchange rates), (ii) any change in the market price or trading volume of the Common Stock after the date hereof (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur), (iii) any effect, event, circumstance or change resulting from a change in applicable Law or accounting or principal after the date of this Agreement, (iv) any effect, event, circumstance or change resulting from failure by the Company to meet any projections, forecasts, revenues or earning predictions, estimates or budgets for any period prior to, on or after the date of this Agreement (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur) or (v) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability, natural catastrophe or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether occurring within or outside the United States; provided, that, in the case of clauses (i), (iii) and (v) such occurrence, condition, change, development, event or effect shall only be excluded to the extent it does not have a disproportionate adverse effect on the business, financial condition, or results of operation of the Company and its Subsidiaries, taken as a whole, as compared to other Persons engaged in the investment management business or (b) would prevent the consummation of the transactions contemplated hereby.

        "Computer Software" means the computer software set forth in Section 3.12(a) of the Manager Disclosure Schedule.

        "Confidentiality Agreement" means that certain Confidentiality Agreement, dated as of September 15, 2009, by and between the Manager and the Company.

        "Consents" means all consents, notices, authorizations, novations, Orders, waivers, approvals, licenses, accreditations, certificates, declarations, filings or expiration of waiting periods, non-objection or confirmation by a rating agency that an action or event will not result in the reduction or withdrawal of a rating.

        "Constituent Documents" means, with respect to any Person that is a corporation, its articles or certificate of incorporation or memorandum and articles of association, as the case may be, and bylaws, with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, with respect to any Person that is a trust or other entity, its declaration or agreement of trust or constituent document, and with respect to any other Person, its comparable organizational documents, in each case, as amended or restated.

        "Contract" means any written or oral contract, agreement, lease, license, indenture, note, bond, mortgage, loan, instrument, conditional sale contract, guarantee commitment or other arrangement, understanding, undertaking or obligation.

        "Conversion Shares" means the Common Stock issuable upon conversion of the Convertible Notes in accordance with the terms and conditions of Convertible Notes and the Convertible Notes Agreement.

        "DCM" means Deerfield Capital Management LLC, a Delaware limited liability company and indirect wholly owned Subsidiary of the Company.

        "Employment Agreements" means the employment agreements between the Manager and each of the Key Employees, dated as of the date of this Agreement.

        "Environmental Law" means any Law relating to the protection of public health or the environment, the release or threatened release of Hazardous Material, natural resources or natural resource damages, or occupational safety or health.

        "Equity Interest" means any type of equity ownership in an entity, including partnership interests in a general partnership or limited partnership, membership interests in a limited liability company, stock or similar security in a corporation or the comparable instruments for any other entity or any other interest entitling the holder thereof to participate in the profits of such entity, the proceeds or the disposition of such entity or any portion thereof or to vote for the governing body of such entity.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Estimated Manager Shutdown Liabilities" means the good faith estimate by the Investor of the Manager Shutdown Liabilities in the categories set forth on Schedule 2.3(a) as of the close of business on the Closing Date.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "FINRA" means the Financial Industry Regulatory Authority or any successor entity thereto.

        "Form ADV" means SEC Form ADV under the Investment Advisers Act.

        "GAAP" means United States generally accepted accounting principles, as amended from time to time.

        "Governmental Approvals" means all Consents of a Governmental Authority required in connection with the transactions contemplated hereby.

        "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        "Hazardous Material" means any material, substance, waste, constituent, compound, pollutant or contaminant including petroleum (including crude oil or any fraction thereof or any petroleum product or waste) subject to regulation or which could give rise to Liability under Environmental Law.

        "IFRS" means the International Financial Reporting Standards, as amended from time to time.

        "Indebtedness" means (i) all Liabilities for borrowed money, whether current or funded, secured or unsecured, all obligations evidenced by bonds, debentures, notes or similar instruments, and all Liabilities in respect of mandatorily redeemable or purchasable Equity Interests or securities convertible into Equity Interests; (ii) all Liabilities for the deferred purchase price of property; (iii) all Liabilities in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which Liabilities are required to be classified and accounted for under IFRS or GAAP, as applicable, as capital leases; (iv) all indebtedness of others secured by a Lien on any asset of a Person other than a Permitted Lien; (v) to the extent not otherwise included by clauses (i) through (iv), any guaranty by a Person of any indebtedness of any other Person; (vi) all Liabilities or obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or assets of a Person (whether or not such Liability or obligation is assumed by such Person) other than a Permitted Lien; provided that Indebtedness shall exclude obligations under repurchase agreements and related hedging transactions and obligations due to brokers and broker-dealers in the ordinary course of business.

        "Intellectual Property" means all (i) foreign and domestic trademarks, service marks, brand names, certification marks, collective marks, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin; (ii) patents; (iii) confidential and proprietary information, trade secrets and know-how; and (iv) copyrights, whether published or unpublished, including copyrights in computer software.

        "Intervening Event" means a material event, development or change in circumstance that occurs, arises or becomes known to the Board of Directors of the Company or the Special Committee following the date of this Agreement and that has not occurred or is unknown to the Board of Directors and the Special Committee as of the date of this Agreement; provided, however that a Company Alternative Proposal or Superior Proposal shall in no event be considered an Intervening Event.

        "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        "Investment Company Act" means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        "Investment Management Services" means any services (including sub-advisory services) which involve (i) the management of an investment account or fund (or portions thereof or a group of investment accounts or funds) of any third party for compensation, and performing activities related or incidental thereto, or (ii) the rendering of advice with respect to the investment and reinvestment of assets or funds (or any group of assets or funds) of any third party (including any "business development company" under the Investment Company Act, or any "real estate investment trust") for compensation, and performing activities related or incidental thereto; provided, that with respect to a third party that is an entity, Investment Management Services shall not be deemed provided to any owner of the third party unless the services in (i) or (ii) above are provided to such owner separate and apart from such services provided to the third party.

        "Investor Representative" has the meaning given to it in Section 5.9.

        "Key Employees" means William Hayes and Glenn Duffy.

        "Knowledge of the Company" means the actual knowledge (without due inquiry) of Jonathan Trutter, Robert Contreras, Frank Straub, Aaron Peck, Luke Knecht and Dan Hattori.

        "Knowledge of the Manager" or "Known to the Manager" means the actual knowledge (without due inquiry) of Paul Lipari, Jason Epstein, Ji Ham, William Hayes, Glenn Duffy, Jackson Carneiro and Michael Sloan.

        "Law" means any statute, code, Order, law, ordinance, rule, regulation or other requirement of any Governmental Authority.

        "Legal Proceeding" means any judicial, legislative, administrative or arbitral actions, suits, investigations, claims or other proceedings by or before a Governmental Authority.

        "Liabilities" means any and all debts, liabilities, commitments and obligations of any kind, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, asserted or not asserted, known or unknown, determined, determinable or otherwise, whenever or however arising (including, whether arising out of any contract or tort, based on negligence or strict liability) and whether or not the same would be required by GAAP or IFRS, as applicable, to be reflected in financial statements or disclosed in the notes thereto.

        "Lien" means any lien, pledge, encumbrance, mortgage, deed of trust, security interest, equity, claim, lease, license, charge, option, adverse right, right of first or last negotiation, offer or refusal, easement or transfer restriction of any kind or nature whatsoever, whether arising by agreement, operation of Law or otherwise.

        "Loss" means any and all judgments, liabilities, amounts paid in settlement, damages, fines, penalties, deficiencies, diminution in value, losses and expenses (including interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment), but only to the extent such losses are not covered by a payment from some third party or by insurance or otherwise recoverable from third parties; provided, that in no event shall Losses include any lost profits, consequential, indirect, incidental, punitive, special or other similar damages, other than any such damages awarded to any third party against an indemnified party.

        "Manager Alternative Proposal" means any offer or proposal by any Person other than the Company or any of its Affiliates concerning any (a) merger, consolidation, other business combination or similar transaction involving the Manager, (b) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise, of assets of the Manager, (c) issuance or sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of Equity Interests representing 10% or more of the voting power of the Manager (including Equity Interests issuable upon conversion or exercise of any other security of the Manager), (d) transaction or series of transactions in which any Person will acquire beneficial ownership or the right to acquire beneficial ownership or any group (as defined in Section 13(d) of the Exchange Act) has been formed which beneficially owns or has the right to acquire beneficial ownership of, Equity Interests representing 10% or more of the voting power of the Manager or (e) any combination of the foregoing.

        "Manager Benefit Plans" means all "employee benefit plans" (within the meaning of Section 3(3) of ERISA, including multiemployer plans within the meaning of Section 3(37) of ERISA), and all equity purchase, equity option, severance, employment, change-in-control, fringe benefit, bonus, incentive, deferred compensation (including nonqualified deferred compensation), employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated hereby or otherwise), whether written or oral, under which (i) any current or former employee, director or consultant of the Manager has any present or future right to benefits and which are contributed to, maintained or sponsored by the Manager or (ii) the Manager has any present or future Liability.

        "Manager CLO Issuer" means each of ColumbusNova CLO Ltd. 2006-I, ColumbusNova CLO Ltd. 2006-II, ColumbusNova CLO Ltd. 2007-I and ColumbusNova CLO Ltd. 2007-II.

        "Manager CLO Issuer Documents" means each final or supplemental offering memorandum, indenture and supplemental indenture (each a "Manager CLO Indenture" and collectively the "Manager CLO Indentures"), management agreement, trust agreement, collateral administration agreement, insurance agreement, hedge agreement and swap agreement entered into, or used in connection with an offering of securities, by a Manager CLO Issuer.

        "Manager CLO Management Agreement" means the collateral management agreement between the Manager and each Manager CLO Issuer.

        "Manager Financial Information" means (i) audited balance sheets of the Manager as of December 31, 2009, December 31, 2008 and December 31, 2007 and the related statements of operations, cash flows and member's equity for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007 in each case with an audit report of J.H. Cohn and in each case in conformity with GAAP and in compliance with Regulation S-X under the Exchange Act applied on a consistent basis throughout the periods covered thereby and (ii) any other Manager Financial Information or disclosure required to be included in the Proxy Statement.

        "Manager Material Adverse Effect" means any effect, event, circumstance or change that (a) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, financial condition or results of operations of the Manager, (it being agreed that in the event of a cancellation of, notice of cancellation of, termination of removal for cause of the Manager as the collateral manager (including pursuant to any "key person" provision) under or the acceleration, liquidation or optional redemption of securities issued by a Manager CLO Issuer, it shall be deemed to be materially adverse to the Manager, taken as a whole, only if the loss of the expected future revenue stream would decrease the net present value of the Manager CLO Management Agreements in excess of $3,000,000 and for purposes of this calculation, the net present value of management fees will be based upon the assumptions detailed in Section 1.1 of the Manager Disclosure Schedule); provided, however, that none of the following effects, events or changes shall be deemed in themselves, either alone or in combination, to constitute, and none of them shall be taken into account in determining whether there has been or will be, a Manager Material Adverse Effect: (i) any change in general economic, political or financial market conditions (including conditions in the stock markets or other capital markets and changes in interest or exchange rates), (ii) any effect, event, circumstance or change resulting from a change in applicable Law or accounting regulation or principle after the date of this Agreement, (iii) any effect, event, circumstance or change resulting from failure by the Manager to meet any projections, forecasts, revenues or earning predictions, estimates or budgets for any period prior to, on or after the date of this Agreement (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Manager Material Adverse Effect has occurred or would reasonably be expected to occur) or (iv) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability, natural catastrophe or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether occurring within or outside the United States; provided, that, in the case of clauses (i), (ii) and (iv) such occurrence, condition, change, development, event or effect shall only be excluded to the extent it does not have a disproportionate adverse effect on the business, financial condition or results of operations of the Manager as compared to other Persons engaged in the investment management business or (b) would prevent the consummation of the transactions contemplated hereby.

        "Manager Operating Liabilities" means all Liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due) of the Manager relating to, arising from or resulting from the operation of the Manager on or prior to the Closing Date (and regardless of (x) the

Knowledge of the Manager or the Company or lack thereof with respect to such Manager Operating Liabilities or (y) the disclosure of such Manager Operating Liabilities herein in the Manager Disclosure Schedules or otherwise), other than the Assumed Liabilities and Liabilities for any and all Taxes.

        "Manager Shutdown Liabilities" means the costs, expenses and Liabilities of the Manager, in the categories set forth on Schedule 1.2 of the Manager Disclosure Schedule to terminate the operations of the Manager; provided, that for the avoidance of doubt Manager Shutdown Liabilities shall not include any costs, expenses and Liabilities of the Manager owed or payable to Deloitte & Touche Products Company LLC with respect to the software system known as CDO Suite which instead shall either be paid by the Manager or assumed by the Investor prior to Closing.

        "MGCL" means the Maryland General Corporation Law.

        "NASDAQ" means the NASDAQ Stock Market LLC.

        "New Leased Premises" means the New Premises as defined in that certain Lease Agreement, dated July 11, 2005, as amended, between the Company (as successor-in-interest to Deerfield & Company LLC) and GLL US Office, LP (as successor-in-interest to Prentiss Properties Acquisition Partners, L.P.).

        "NFA" means the National Futures Association or any successor entity thereto.

        "Order" means any judgment, order, injunction, stipulation, decree, writ, doctrine, ruling, assessment or arbitration award or similar order of any Governmental Authority.

        "Per Share Price" means $5.50.

        "Permitted Liens" means (i) statutory Liens of mechanics, materialmen, workmen, repairmen, warehousemen, carriers incurred in the ordinary course of business for amounts which are not delinquent or which are being contested in good faith by appropriate proceedings, (ii) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP or IFRS, as applicable, (iii) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance that have been delivered to the Company or the Investor, as applicable, (iv) zoning, building, planning, entitlement and other land use and regulations regulating use or occupancy of the activities conducted on real property imposed by any Governmental Authority having jurisdiction over such real property which are not violated by the current use or occupancy of such real property or the operation of the business of the Manager or the Company, as applicable, or any violation of which is not material to the use of or value of such real property, (v) Intellectual Property licenses, (vi) minor defects or irregularities in title that do not in the aggregate, materially affect the value or current use of the underlying asset, (vii) purchase money liens on assets incurred in the ordinary course of business, (viii) Liens in connection with a deposit account bank's right of set-off, (ix) Liens on mortgage securities or U.S. Treasury securities incurred in connection with repurchase agreements in the ordinary course of business and (x) Liens on cash and cash equivalents securing hedging obligations.

        "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

        "Pre-Closing Taxes" shall mean any Taxes of the Manager, the Investor or their direct or indirect equity holders for any taxable period (or portion thereof) ending on or prior to the Closing Date arising from or related to the operation of the business of the Manager; provided, however, that, for the avoidance of doubt, "Pre-Closing Taxes" shall not include (i) any Taxes that are the subject of Section 5.12(b) and (ii) any Taxes for which Manager (or the Investor or their direct or indirect equity holders) could be held liable as an indemnitor, guarantor, surety or in a similar capacity under any Manager CLO Management Agreement.

        "Retained Fees" means all Manager CLO Issuer management fees earned, accrued or received by the Manager after February 28, 2010 (including any fee the payment of which is deferred pursuant to any Manager CLO Indenture with respect to such Manager CLO Issuer).

        "SEC" means the United States Securities and Exchange Commission or any successor entity thereto.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Self-Regulatory Organization" means each national securities exchange in the United States of America or other commission, board, agency or body that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any Party or any of their respective Subsidiaries is otherwise subject.

        "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

        "Stockholder Approval" means the approval of the issuance of the Stock Consideration and the Conversion Shares by the affirmative vote of a majority of the total votes cast by the holders of Common Stock at a Stockholders Meeting (or any adjournment or postponement thereof).

        "Straddle Period" means any taxable period beginning before or on, and ending after, the Closing Date.

        "Strategic Financing Agreement" means any side letter agreement, trust agreement, confirmation, pledge agreement, guaranty or any other agreement and/or instrument pursuant to which a Person is obligated to pay, pledge, subordinate or, in any other manner, relinquish its rights to receive compensation (whether in the form of management fees, incentive fees, equity dividends or otherwise) under any Advisory Contract in respect of any investment.

        "Subsidiary" means, with respect to any Person, a corporation or other Person of which more than 50% of the voting power of the outstanding voting Equity Interests or more than 50% of the outstanding economic Equity Interest is held, directly or indirectly, by such Person.

        "Superior Proposal" means a bona fide written Company Alternative Proposal (except the references therein to "10%" shall be replaced by "30%") made by a third party which was not solicited by the Company, any Subsidiary of the Company, any Company Representative or any other Affiliate of the Company and which, in the good faith judgment of the Board of Directors of the Company (after consultation with its financial advisor and outside counsel), taking into account the various legal, financial and regulatory aspects of the proposal, including the financing terms thereof, and the Person making such proposal (a) if accepted, is reasonably likely to be consummated, and (b) if consummated would result in a transaction that is more favorable to the Company's stockholders, from a financial point of view, than the Transaction (after giving effect to all adjustments to the terms thereof which may be offered by Investor (including pursuant to Section 5.10(c))).

        "Tax Returns" means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a taxing authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

        "Taxes" means (i) any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including, without limitation (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, escheat, transfer and gains taxes, and customs duties, and (ii) any Liability in respect of any items described in clause (i) above as a transferee or successor, pursuant to Treasury Regulation §1.1502-6 (or any similar provision of state, local or foreign Law), as an indemnitor, guarantor, surety or in a similar capacity under any contract, arrangement, agreement, understanding or commitment (whether oral or written) or as a result of successor liability or otherwise.

        "Termination Agreement" means the termination agreement, dated as of March 21, 2010, entered into by and among Pegasus Deerfield (AIV), LLC, a Delaware limited liability company, PGS Management, LLC, a Delaware limited liability company, the Company, Deerfield Capital Management, LLC, a Delaware limited liability company, DPLC General Partner LLC, a Delaware limited liability company, Deerfield Loan Manager LLC, a Delaware limited liability company and Deerfield Pegasus Loan Capital LP, a Delaware limited partnership.

        "Third Party Consents" means all consents or waivers or notices to any party (other than a Governmental Authority) to any Contract to which any of the Parties hereto is a party or by which any of their respective assets or properties are bound.

        "Transaction" means the transactions contemplated by this Agreement.

        "Trust Preferred Exchange" means the exchange by the holders of at least $95,000,000 in aggregate principal amount of the outstanding trust preferred securities issued by indirect Subsidiaries of the Company for a like aggregate principal amount of Subordinated Notes due 2035 pursuant to the Trust Preferred Exchange Agreement.

        "Trust Preferred Exchange Agreement" means that certain Exchange Agreement dated as of March 4, 2010 between the Company and Taberna Capital Management, LLC providing for the Trust Preferred Exchange.

          (b)   The following capitalized terms are defined in the section set forth opposite such term:

Term	Section
2007 Financial Statements	3.6(a)
Agreement	Preamble
Alternative Acquisition Agreement	5.10(c)(ii)
Balance Sheet Date	3.7
Cap	7.3(a)
Change of Board Recommendation	5.10(a)
Closing	2.2
Closing Date	2.2
Common Stock	Recitals
Company	Preamble
Company Client Consents	5.7(a)
Company CLO Indenture	1.1
Company Consents	5.7(a)
Company Disclosure Schedule	Art. IV
Company Financial Statements	4.7(a)
Company Indemnified Parties	7.2(a)
Company Material Contracts	4.12(a)
Company Recommendation	4.2
Company Representatives	5.10(a)
Company SEC Documents	4.7(a)
Convertible Notes	Recitals
Convertible Notes Agreement	Recitals
Debt Buyback	Recitals
Deductible	7.3(a)
End Date	8.1(b)
FCPA	3.5(b)
Investor	Preamble
Investor Representatives	5.9
Manager	Preamble
Manager Client Consents	5.7(a)
Manager Consents	5.7(a)
Manager Disclosure Schedule	Art. III
Manager Financial Statements	3.6(a)
Manager Material Contracts	3.11(a)
Notice Period	5.10(c)(ii)
Other Filings	4.6
Parties	Preamble
Payment Agreement	Recitals
Preferred Stock	4.4
Proxy Statement	4.6
Registered Investment Company	3.9(b)
Rule 144	3.21
Section 409A	3.16(b)
Senior Note Issuer	Recitals
Senior Notes	Recitals
Series A Senior Notes	Recitals
Series B Senior Notes	Recitals
Special Committee	Recitals
Stock Consideration	2.1(b)
Stockholders Meeting	4.2
Survival Period	7.3(a)
Termination Fee	8.2(c)
Third Party Claim	7.4(a)
Unaudited Financial Statements	3.6(a)
Unit Purchase	Recitals
Units	Recitals

        Section 1.2    Construction.     Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to one gender include all genders; (iii) whenever the words "include," "includes" or "including" are used in this Agreement they will be deemed to be followed by the phrase "without limitation;" (iv) the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) when a reference is made in this Agreement to a Section, Schedule, Exhibit or Annex, such reference shall be to a Section, Schedule, Exhibit or Annex of this Agreement unless otherwise indicated; (vi) all references in this Agreement to "$" are intended to refer to U.S. dollars; (vii) unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive; and (viii) any reference to Law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE 2
ACQUISITION OF THE MANAGER
AND PURCHASE OF THE CONVERTIBLE NOTES

        Section 2.1    Acquisition of the Manager.

          (a)   Purchase and Sale of the Units.    At the Closing, on the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements set forth herein, the Investor shall sell, transfer, assign and convey to the Company, and the Company shall purchase and accept from the Investor, all of the Units, free and clear of all Liens (other than restrictions under applicable federal and state securities Laws), against payment by the Company of the Stock Consideration. At the Closing, the Investor shall deliver, or cause to be delivered, to the Company, a transfer document, in a form reasonably satisfactory to the Company, evidencing the sale, transfer, assignment and conveyance of the Units to the Company.

          (b)   Stock Consideration for the Units.    At the Closing, on the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements set forth herein, in consideration for the Units, the Company shall issue and deliver to the Investor a number of shares of Common Stock (rounded to the nearest whole share), equal to (x) $25,000,000, divided by (y) the Per Share Price (the "Stock Consideration"), free and clear of all Liens (other than restrictions under applicable federal and state securities Laws and the Stockholders Agreement).

          (c)   Cash Consideration for the Units.    In addition to the Stock Consideration, the Company shall pay to the Investor the following cash amounts (the "Deferred Purchase Price Payments"), by wire transfer in immediately available funds, on the dates and in the amounts set forth below:

Date	Amount
Six month anniversary of the Closing Date	$1,500,000
Eighteen month anniversary of the Closing Date	$1,500,000
Thirty month anniversary of the Closing Date	$1,500,000
Forty two month anniversary of the Closing Date	$1,500,000
Sixty six month anniversary of the Closing Date	$1,500,000

        Section 2.2    Closing.     The closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m. (New York City time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 no later than the third Business Day following the satisfaction or waiver of each of the conditions set forth in Article 6 hereof (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other time and place as may be mutually agreed to by the Parties. Such time and date are referred to in this Agreement as the "Closing Date."

        Section 2.3    Purchase Price Adjustment.

          (a)   Closing Estimates.    At least five days prior to the Closing Date, the Manager shall cause to be prepared and delivered to the Company the Estimated Manager Shutdown Liabilities, prepared in accordance with the classifications set forth on Section 2.3(a) of the Manager Disclosure Schedule.

          (b)   Post-Closing Statement.    By June 30, 2011, the Company shall cause to be prepared and delivered to the Investor a statement (the "Final Shutdown Statement") setting forth the Manager Shutdown Liabilities as of the date of such statement (the "Final Manager Shutdown Liabilities"). The Final Shutdown Statement shall be prepared in accordance with the definition of "Manager Shutdown Liabilities" as set forth in this Agreement.

          (c)   Dispute.    Within 60 days following receipt by the Investor of the Final Shutdown Statement, the Investor shall deliver written notice to the Company of any dispute the Investor has with respect to the preparation or content of the Final Shutdown Statement. If the Investor does not notify the Company of a dispute with respect to the Final Shutdown Statement within such 60 day period, such Final Shutdown Statement will be final, conclusive and binding on the parties. In the event of such notification of a dispute, the Company and the Investor shall negotiate in good faith to resolve such dispute. If the Company and the Investor, notwithstanding such good faith effort, fail to resolve such dispute within fifteen days after the Investor advises the Company of the Investor's objections, then the Company and the Investor jointly shall select and engage an accounting firm to resolve such dispute (the "Arbitration Firm"); provided, however, if the Company and the Investor are unable to jointly agree on such Arbitration Firm within fifteen days, then a partner or group of partners of Ernst & Young that does not have a current material relationship with any of the parties shall be selected as the Arbitration Firm. As promptly as practicable thereafter, the Company and the Investor shall each prepare and submit a presentation to the Arbitration Firm. As soon as practicable thereafter, the Company and the Investor shall cause the Arbitration Firm to choose one of the parties' positions based solely upon the written presentations by Buyer and the Seller Representative. The party whose position is not accepted by the Arbitration Firm shall be responsible for all of the fees and expenses of the Arbitration Firm. All determinations made by the Arbitration Firm will be final, conclusive and binding on the parties.

          (d)   Access.    For purposes of complying with the terms set forth in this Section 2.3, each party shall cooperate with and make available to the other parties and their respective representatives all information, records and data, and shall permit access to its personnel during normal business hours, as may be reasonably required in connection with the preparation and analysis of the Final Shutdown Statement and the resolution of any disputes thereunder.

          (e)   Upward Adjustment.    If the aggregate Final Manager Shutdown Liabilities (as finally determined pursuant to Section 2.3(c)) are less than the aggregate Estimated Manager Shutdown Liabilities, then the Purchase Price will be adjusted upward by the amount of such shortfall, and the Investor will be entitled to receive an amount equal to such shortfall in accordance with Section 2.3(g).

          (f)    Downward Adjustment.    If the aggregate Final Manager Shutdown Liabilities (as finally determined pursuant to Section 2.3(c)) are greater than the aggregate Estimated Final Manager Shutdown Liabilities, then the Purchase Price will be adjusted downward by the amount of such excess, and the Investor shall pay or cause to be paid an amount equal to such excess to the Company in accordance with Section 2.3(g).

          (g)   Payments.    The amount, if any, owed by the Company to the Investor pursuant to Section 2.3(e), on the one hand, or by the Investor to the Company pursuant to Section 2.3(f), on the other hand, shall be paid in full by wire transfer of immediately available funds (unless otherwise agreed by the party receiving the payment) within five Business Days of the date on which such amount is finally determined.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF
THE MANAGER AND THE INVESTOR

        Except as set forth in the corresponding sections of the disclosure schedule (the "Manager Disclosure Schedule") delivered by the Manager to the Company concurrently herewith, the Manager represents and warrants as to itself and the Investor represents and warrants as to itself and only as to Sections 3.1-3.4, 3.6(c), 3.17, 3.18 and 3.20 as of the date hereof and as of the Closing to the Company as follows:

        Section 3.1    Organization.     (a) Each of the Investor and the Manager is duly formed, validly existing and in good standing under the Laws of Delaware with all requisite power and authority required to conduct its business as presently conducted. The Manager has heretofore made available to the Company true and complete copies of the Constituent Documents of the Manager and each such Constituent Document is in full force and effect.

          (b)   Each of the Investor and the Manager is duly qualified or licensed to transact business and is in good standing in all jurisdictions where the ownership or operation of its respective assets and properties or the conduct of its business requires such qualification, except where the failure to be so licensed or in good standing would not have a Manager Material Adverse Effect.

        Section 3.2    Authorization; Enforceability.     Each of the Investor and the Manager has all requisite limited liability company power and authority to execute and deliver this Agreement and each applicable Ancillary Document that it is a party to and to perform its obligations hereunder and thereunder. The execution and delivery by the Investor and the Manager of this Agreement and each applicable Ancillary Document that it is a party to and the performance by the Investor and the Manager of its obligations hereunder and thereunder have been duly authorized by all requisite limited liability company action of the Investor and the Manager. No other limited liability company action on the part of the Investor or the Manager or any respective member of the Investor or Manager is necessary to authorize the execution, delivery and performance by the Investor and the Manager, respectively, of this Agreement and each applicable Ancillary Document that each is a party to and the consummation by the Investor and the Manager of the transactions contemplated hereunder and thereunder. This Agreement has been and each applicable Ancillary Document that the Investor or the Manager will be a party to will be duly executed and delivered by the Investor and the Manager and, assuming that this Agreement and each applicable Ancillary Document has been duly authorized, executed and delivered by each of the other parties hereto and thereto, constitutes or, when executed and delivered by the Investor or the Manager, as applicable, will constitute the legal, valid and binding obligation of the Investor and the Manager, enforceable against the Investor and the Manager in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

        Section 3.3    Title; Capitalization and Subsidiaries.     The Investor owns one hundred percent of the Equity Interests of the Manager which consist exclusively of the Units. The Investor owns beneficially and of record, and has good, valid and marketable title to, the Units, free and clear of all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Units). No other Equity Interests in the Manager are authorized, issued or outstanding. There are no outstanding options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind, obligating the Investor or the Manager to issue, deliver or sell, or cause to be issued, delivered or sold Equity Interests in the Manager or obligating the Investor or the Manager to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding or authorized appreciation, phantom, profit participation or similar rights with respect to the Equity Interests of the Manager. There are no outstanding contractual obligations of the Investor or the Manager to repurchase, redeem or otherwise acquire any of the Equity Interests of the Manager or make any material investment (in the form of a loan, capital contribution or otherwise) in any Person. The Units are being sold by the Investor free and clear of all Liens, and, upon payment for such Units by the Company pursuant to the terms of this Agreement, the Company will acquire good, valid and marketable title to such Units free and clear of all Liens, other than those arising from the Company's ownership thereof. The Manager has no Subsidiaries and the Manager does not own or have the right to acquire any security or interest in any other Person.

        Section 3.4    Non-Contravention; Consents and Approvals.     (a) The execution and delivery of this Agreement by the Investor and the Manager and the Ancillary Documents to which they are parties, the consummation by the Investor and the Manager, as applicable, of the transactions contemplated hereby and thereby, and the performance by the Investor and the Manager of their respective obligations hereunder and thereunder: (i) does not violate any provision of the Constituent Documents of the Investor or the Manager or any Manager CLO Issuer; and (ii)(A) does not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Investor, the Manager or any Manager CLO Issuer or any part of the properties or assets of the Investor, the Manager or any Manager CLO Issuer, (B) does not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Manager CLO Management Agreement, (C) does not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract other than a Manager CLO Management Contract to which, the Investor, the Manager or any Manager CLO Issuer is a party or by which any of their respective properties or assets is bound, (D) does not result in the creation or imposition of any Lien on any part of the properties or assets of the Investor, the Manager or any Manager CLO Issuer, (E) does not violate any Order binding on the Investor, the Manager or any Manager CLO Issuer or any part of their respective properties or assets, and (F) does not otherwise require any Governmental Approvals or any Third Party Consents in each case other than the Manager CLO Consents (as defined below).

        Section 3.5    Compliance with Laws.     (a) The Manager is not in material violation of, and has not violated in any material respect, any applicable Law affecting or related to the Manager or any Manager CLO Issuer and any of their businesses, operations, assets or employees. To the Knowledge of the Manager, no investigation or review by any Governmental Authority with respect to the Manager or any Manager CLO Issuer is pending or threatened and no Governmental Authority has indicated an intention to conduct the same.

          (b)   None of the Manager, any Manager CLO Issuer, or any of their managers, directors or officers acting for or on their behalf, or, to the Knowledge of the Manager, any employee or agent of the Manager, any Manager CLO Issuer or any Person acting for or on their behalf, has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, gratuities, entertainment or other unlawful expenses related to political activity, (ii) made any payment or offered, promised or authorized the payment of anything of value, regardless of form, whether in money, property or services, to or for the benefit of any U.S. or non-U.S. government official or employee, any official or employee of a public international organization, or any political party or candidate for political office for the purpose of influencing any act or decision of such individual or of any Governmental Authority or public international organization, or securing any improper advantage, in order to obtain or retain business or direct business to any Person in violation of applicable Law, (iii) made any other unlawful payment, regardless of form, whether in money, property or services, including any payment which constitutes criminal bribery under applicable Law or (iv) violated any applicable export control, money laundering or anti-terrorism law or regulation, the U.S. Foreign Corrupt Practices Act of 1977, as amended ("FCPA"), or any other applicable anti-bribery law or regulation, of any applicable jurisdiction, or any applicable Law of similar effect.

        Section 3.6    Financial Statements.     (a) The Manager has previously made available to the Company copies of the unaudited balance sheets of the Manager as of December 31, 2009 and December 31, 2008 and the related unaudited statements of operations for the fiscal years ended December 31, 2009 and December 31, 2008 (the "Unaudited Financial Statements") and audited balance sheet as of December 31, 2007 and related audited statement of operations, cash flows and member's equity for the fiscal year ended December 31, 2007 (the "2007 Financial Statements" and collectively with the Unaudited Financial Statements, the "Manager Financial Statements"). The Manager Financial Statements fairly present in all material respects the financial position of the Manager as of the respective dates thereof, and the results of the operations for the respective fiscal periods covered thereby, in the case of the Unaudited Financial Statements in accordance with IFRS consistently applied during the periods presented and in the case of the 2007 Financial Statements in accordance with GAAP consistently applied during the periods presented, and (i) have been prepared from the Books and Records of the Manager and (ii) are complete and current in all material respects.

          (b)   There are no material off balance sheet transactions, arrangements, obligations, or relationships to which the Manager is a party or bound (or has any commitment to be a party or bound by) including any joint venture, partnership agreement or similar Contract relating to any transaction, arrangement or relationship between or among the Manager on the one hand, and any unconsolidated Affiliate (including any structured finance, special purpose or limited purpose entity, on the other hand).

          (c)   Neither the Manager nor the Investor has received any complaint, allegation, assertion or claim in writing regarding a material aspect of the accounting practices, procedures, methodologies or methods of the Manager's internal accounting controls, including any such complaint, allegation, assertion or claim that the Manager has engaged in questionable accounting or audit practices. The Investor has made available to the Company any management letters, or other formal communications, including with respect to proposed adjustments, from any of the Investor's auditors to the Investor, any officer of the Investor or the board of managers (or equivalent body) of the Investor, in any case regarding (1) any significant deficiencies and material weaknesses in the design or operation of disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) or of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which have adversely affected or are reasonably likely to adversely affect the ability of the Manager to record, process, summarize and report financial date, (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the

  Manager's internal control over financial reporting or (3) any other deficiencies in the accounting system of the Manager.

        Section 3.7    Absence of Certain Changes and Events.     Since December 31, 2009 (the "Balance Sheet Date"), (a) the Manager has conducted its business only in the ordinary course and consistently with past practice; (b) the Manager has not suffered any event, change, occurrence, facts or circumstance that, individually or in the aggregate with any other events, changes, occurrences or circumstances, has had or would reasonably be expected to have a Manager Material Adverse Effect; and (c) there has not been any action, omission or event that would be prohibited by or require consent of the Company pursuant to Section 5.1 had such action, omission or event been taken, occurred or arisen after the date of this Agreement.

        Section 3.8    No Undisclosed Liabilities.     (a) Except for (i) those Liabilities that are reflected on or reserved against in the Manager Financial Statements or (ii) those Liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, and that are not in each case, individually or in the aggregate, material to the Manager, the Manager does not have any Liabilities of any kind or nature whatsoever, whether known or unknown, accrued, contingent, absolute, determined, or determinable, or whether otherwise due or to become due, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability.

          (b)   The Manager is not liable for any Indebtedness for borrowed money.

        Section 3.9    Regulatory Compliance.     (a) None of the Manager nor, to the Knowledge of the Manager, any other Person "associated" (as defined under the Investment Advisers Act) with the Manager during the preceding ten years, has been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or has engaged in any conduct, been involved in any Legal Proceeding or is or was subject to any Order that is required to be disclosed on a Form ADV (assuming for this purpose that Manager is required to file a Form ADV).

          (b)   Neither the Manager nor any Manager CLO Issuer is registered as, or is required to be registered as, an "investment company" under the Investment Company Act (a "Registered Investment Company"), and no other Person to whom the Manager renders Investment Management Services is a Registered Investment Company.

          (c)   No exemptive Orders, "no-action" letters or similar exemptions or regulatory relief have been obtained, and no requests are pending therefor, by or with respect to the Manager or any Manager CLO Issuer or any employee of any such Person in connection with the business of the Manager or any Manager CLO Issuer.

          (d)   The Manager is not, has not been and has not ever been required to be registered as a broker-dealer with the SEC and is not a member of FINRA.

          (e)   The Manager (i) is not and has not been an "investment adviser" required to register under the Investment Advisers Act or any other applicable Laws and (ii) is not required to be registered, licensed or qualified as an investment adviser under the Investment Advisers Act or any other applicable Laws.

          (f)    The Manager is not registered with the CFTC as a "commodity pool operator" (as such term is defined in the Commodity Exchange Act) or a member of the NFA. Neither the Manager nor any of its Affiliates, during the preceding ten years, has been convicted of any crime, or is or has been subject to any disqualification that would be a basis for a denial, suspension or revocation of registration with the CFTC or the NFA as a "commodity pool operator" (as such term is defined in the Commodity Exchange Act).

          (g)   None of the Manager or any of its "affiliated persons" (as defined in the Investment Company Act), during the preceding ten years, has been convicted of any crime, or is or has been subject to any disqualification that would cause such Person to be ineligible pursuant to Section 9 of the Investment Company Act to serve or act in the capacity of employee, officer, director, member of an "advisory board," "investment adviser," or "depositor" of any "registered investment company," or "principal underwriter" for any "registered open-end company," "registered unit investment trust," or "registered face amount certificate company," as each such term is used in the Investment Company Act, and, to the Knowledge of the Manager, there is no basis for any such ineligibility attributable to the Manager or its "affiliated persons" (as defined in the Investment Company Act).

        Section 3.10    Manager CLO Issuers.

          (a)   The Manager does not have any Clients other than the Manager CLO Issuers. The Manager is not a party to any Advisory Contracts or Strategic Financing Agreements other than the Manager CLO Management Agreements. To the Knowledge of the Manager, the most recent trustee report under each Manager CLO Indenture accurately reflects each asset that qualifies as a "Defaulted Obligation" or a "Defaulted Security" (each as defined in the applicable Manager CLO Indenture) as of the date of such report and to the Knowledge of the Manager there have been no material misstatements under any such trustee reports.

          (b)   Set forth on Schedule 3.10(b) of the Manager Disclosure Schedule is the manner of Consent required for the "assignment" (or deemed assignment) under applicable Law, including the Investment Advisers Act and the Manager CLO Management Agreements, by the Manager of each Manager CLO Management Agreement in connection with the transactions contemplated by this Agreement, in each case so that any such Consent will be duly and validly obtained in accordance with all applicable Law and the terms of any Contracts relating thereto.

          (c)   Except as set forth in Section 3.10(c) of the Manager Disclosure Schedule and expressly described thereon, as of the date hereof, there are no Contracts pursuant to which the Manager has undertaken or agreed to cap, waive, offset, reimburse or otherwise reduce any or all fees or charges payable by or with respect to any of the Manager CLO Issuers. Except as set forth in Section 3.10(c) of the Manager Disclosure Schedule, (i) no Manager CLO Issuer, applicable CLO Investor, applicable CLO Trustee or applicable CLO Administrator has notified the Manager that the Manager CLO Issuer (including after giving effect to the Closing) has (or, with the giving of notice or the passage of time, or both, will have) the right to terminate the Manager or reduce or defer the fees payable to the Manager under any Manager CLO Management Agreement, (ii) to the Knowledge of the Manager, there is no fact with respect to any relationship the Manager has with any Manager CLO Issuer that materially adversely affects or could reasonably be expected to materially adversely affect any Manager CLO Management Agreement, and (iii) no Manager CLO Issuer, applicable CLO Investor, applicable CLO Trustee or applicable CLO Administrator has notified the Manager that it may cause, either individually or collectively with others, a redemption of any securities issued by such Manager CLO Issuer or termination of any Manager CLO Management Agreement.

          (d)   No Manager CLO Issuer is (i) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA; (ii) a Person acting on behalf of such a plan; or (iii) an entity whose assets include the assets of such a plan, within the meaning of ERISA and applicable regulations.

          (e)   Section 3.10(e) of the Manager Disclosure Schedule sets forth a true, correct and complete list of the Manager CLO Issuer Documents relating to the Manager CLO Issuers. The Manager has provided the Company with true and correct copies of all Manager CLO Issuer Documents relating to the Manager CLO Issuers, and the offering circulars or memoranda included in such Manager CLO Issuer Documents relating to the Manager CLO Issuers did not at the time such Manager CLO Issuer issued any securities related to such Manager CLO Issuer Documents contain any untrue statement of a material fact concerning the Manager or omit to state a material fact concerning the Manager necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. Each Manager CLO Issuer Document to which the Manager is a party is in full force and effect and binding upon the Manager and, to the Knowledge of the Manager, the other parties thereto, except as (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. To the Knowledge of the Manager, no Default (as defined in the applicable Manager CLO Indenture) has occurred and is continuing under any Manager CLO Indenture, no Event of Default (as defined in the applicable Manager CLO Indenture) has occurred and is continuing under any Manager CLO Indenture.

          (f)    The Manager has not provided notice of its resignation as the manager under any Manager CLO Management Agreement.

          (g)   Other than the Manager CLO Management Agreements and the Manager CLO Indentures, there are no Contracts pursuant to which the Manager receives fees or payments in connection with its services under any Manager CLO Issuer Document. The Manager has not entered into any Contract providing for the sharing of fees, delegation of any obligations or assignment or pledge of any rights under any Manager CLO Management Agreement. Section 3.10(g) of the Manager Disclosure Schedule set forth a true, correct and complete list of any securities of each Manager CLO Issuer owned by the Manager, the Investor or any of their respective Affiliates.

          (h)   No Manager CLO Issuer has or is required to file federal, state, local or foreign Tax Returns or pay any Taxes or is otherwise subject to taxation in any jurisdiction except for the filing of Tax Returns and payment of Taxes in the Cayman Islands. Each Manager CLO Issuer (i) has materially complied with all required Tax information reporting requirements to which it is subject by timely filing such Tax information reporting returns and reports in a form that is accurate and complete in all material respects and (ii) has complied in all material respects with the operating guidelines set forth in the applicable Manager CLO Management Agreement or Manager CLO Indentures to avoid engaging, or deemed to be engaging, in a trade or business within the United States for United States federal income tax purposes or subject to United States federal, state or local income tax on a net income basis.

          (i)    No event or circumstance has occurred or exists which constitutes "cause" under any Manager CLO Management Agreement, or, with the passage of time or giving of notice, would constitute "cause" under any Manager CLO Management Agreement and no Manager CLO Issuer, investor in any security issued by a Manager CLO Issuer, applicable CLO Trustee or applicable CLO Administrator has stated that such event or circumstance has occurred or exists.

        Section 3.11    Contracts.

          (a)   Section 3.11(a) of the Manager Disclosure Schedule lists, and the Manager has provided to the Company true, complete and correct copies of, the following Contracts (including all material amendments, modifications, extensions, renewals, guarantees, schedules, exhibits or ancillary agreements with respect thereto, or in the case of oral Contracts, written descriptions of the material terms thereof) to which the Manager is a party or is bound by as of the date hereof (collectively, the "Manager Material Contracts"):

              (i)  each Manager CLO Management Agreement;

             (ii)  any Contract relating to (x) the engagement of any financial institution (other than with any rating agency, trustee or routine service provider) in respect of engagements not yet completed or (y) in respect of the warehousing of securities not yet completed, in each case, in connection with the formation or offering of any securities of any Manager CLO Issuer;

            (iii)  any Contract for the purchase of any data, assets, material or equipment, other than any such Contract in an amount not exceeding $25,000 annually;

            (iv)  any Contract for the sale or disposition of assets of the Manager in excess of $25,000 other than financial assets in the ordinary course of business;

             (v)  any Contract relating to the acquisition (by merger, share exchange, consolidation, combination or purchase of Equity Interests or assets or otherwise) by the Manager of any corporation, partnership, limited liability company, or other business organization, division or operating business or material assets or the capital stock or other equity interests of any other Person;

            (vi)  any Contract relating to Indebtedness of the Manager;

           (vii)  any Contract, excluding any Manager Benefit Plan, with any (A) current officer, director, member or Affiliate of the Manager or (B) any former officer, director, member or Affiliate of the Manager pursuant to which the Manager has any continuing obligations thereunder;

          (viii)  any Contract imposing a Lien (other than Permitted Liens) on any of the assets of the Manager;

            (ix)  any Contract with any Governmental Authority (other than a Contract relating to an investment by a Governmental Authority in a Manager CLO Issuer);

             (x)  any Contract for the placement, distribution or sale of any interests in the Manager (including any agreement with respect to the referral or solicitation of prospective investors in any Manager CLO Issuers) in respect of placements, distributions or sales not yet completed;

            (xi)  any Contract pursuant to which the Manager licenses third-party Intellectual Property (other than Contracts granting rights to use "off-the-shelf," "click-wrap," or "shrink-wrap" software, as well as other commercially available software licenses with royalties or license fees not exceeding $25,000 annually);

           (xii)  any Contract that (A) provides for a material earn-out or similar contingent obligation of the Manager or (B) contains a "clawback" or similar undertaking requiring the contribution, reimbursement or refund by the Manager of any prior distribution, return of capital or fees (whether performance based or otherwise) paid to the Manager;

          (xiii)  any Contract requiring that the Manager (A) co-invest with any other Person; (B) provide seed capital or similar investment; or (C) invest in any investment product (including, any such Contract requiring additional or "follow-on" capital contributions by the Manager);

          (xiv)  any Contract that contains any of the following rights provided by the Manager to a Client advised by the Manager: (A) special withdrawal or redemption rights; (B) designation rights regarding advisory boards or similar provisions; (C) anti-dilution rights; (D) special notice or reporting requirements; (E) a "most favored nation" or similar provision; or (F) early termination rights with respect to a Manager CLO Issuer; and

            (xv)  any other Contract not otherwise disclosed pursuant to this Section 3.11(a) having a duration in excess of one year and not terminable without penalty upon 90 days or less prior notice by the Manager that requires future expenditures of money in excess of $125,000.

          (b)   (i) Each Manager Material Contract is in full force and effect, in all material respects, is a valid and binding obligation of the Manager and, to the Knowledge of the Manager, each other party thereto, except to the extent that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (B) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law), (ii) the Manager is not in material breach or violation of, or default under, any Manager Material Contract and, to the Knowledge of the Manager, no event exists that with notice, the passage of time or both would constitute a material default by Manager under any Manager Material Contract, (iii) to the Knowledge of the Manager, it has not received any written claim of default under or cancellation of any Manager Material Contract, and (iv) to the Knowledge of the Manager, no other party is in breach or violation of, or default under, any Manager Material Contract.

          (c)   (i) Each Manager CLO Management Agreement is in full force and effect in all material respects and is a valid and binding obligation of the Manager, and to the Knowledge of the Manager, no event or circumstance exists that would constitute a material breach or violation of, or default under a Manager CLO Management Agreement or cause for termination by a Manager CLO Issuer of a Manager CLO Management Agreement, (ii) the Manager has performed all of the material obligations required to be performed by it under each Manager CLO Management Agreement, and is not in material breach or violation of, or default under any Manager CLO Management Agreement or Manager CLO Indenture and (iii) the Manager has not received any written claim of default under or cancellation of or that cause for termination or removal exists under any Manager CLO Management Agreement or Manager CLO Indenture and (iv) to the Knowledge of the Manager, no other party is in breach or violation of, or default under, any Manager Material Contract.

        Section 3.12    Intellectual Property

          (a)   The Manager owns and possesses all right, title and interest in and to the Computer Software, free and clear of any Liens other than Permitted Liens.

          (b)   To the Knowledge of the Manager, the use of the Computer Software in the business of the Manager as currently conducted does not infringe, misappropriate, or otherwise violate the Intellectual Property rights of any Person.

        Section 3.13    Litigation.     (a) There is no material Legal Proceeding pending nor, to the Knowledge of the Manager, threatened against the Manager or the Manager CLO Issuers before any Governmental Authority, (b) none of the Manager or the Manager CLO Issuers is a party to or is subject to any Order or other arrangement with any Governmental Authority and none of the Manager or the Manager CLO Issuers has been notified by any Governmental Authority to the effect that such Governmental Authority is contemplating issuing or requesting any such Order or other arrangement, and (c) none of the Manager or the Manager CLO Issuers is in default under, or has failed to comply with, any material Order applicable to it.

        Section 3.14    Taxes.     (a) The Manager has timely filed or caused to be timely filed all material Tax Returns required to be filed with respect to any assets of the Manager and all such Tax Returns when filed were true, correct and complete in all material respects, (b) the Manager has paid, or caused to be paid, all material Taxes due and payable with respect to any assets of the Manager and has made or caused to be made adequate provision in accordance with GAAP or IFRS for any material Taxes not yet due and payable with respect to any assets of the Manager, (c) no Tax Liens other than Permitted Liens are in effect or have been filed and are still outstanding with respect to any assets of the Manager and no claims or adjustments are being asserted or threatened in writing, in each case with respect to any material amount of Taxes with respect to any assets of the Manager, (d) the Manager has not received written notice of any outstanding Tax audit or inquiry with respect to a material amount of Taxes which the Manager has not made available to the Company, (e) the Manager has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, (f) there are no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns with respect to any assets of the Manager, (g) the Manager is not a party to any outstanding agreement providing for the allocation or sharing of Taxes, other than customary commercial agreements not primarily related to Tax and other than the limited liability company agreement of the Manager, (h) the Manager is properly classified for United States federal income and applicable United States state and local income Tax purposes as a disregarded entity and the Manager has been so classified, or has been classified as a partnership for such purposes, since the commencement of its operations and (i) the Manager has not participated in any "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(4). The representations and warranties of the Manager made in this Section 3.14 refer only to the past activities of the Manager and are not intended to serve as representations to or warranties regarding, or a guarantee of, nor can they be relied upon with respect to, Taxes attributable to any taxable periods (or portions thereof) beginning after, or Tax positions taken after, the Closing Date.

        Section 3.15    Affiliate Transactions.     Except as set forth in Section 3.15 of the Manager Disclosure Schedule, since January 1, 2009, the Manager has not engaged in any transactions and is not party to any agreements, arrangements or understandings between the Manager, on the one hand, and the Investor and its Affiliates (other than the Manager), on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K if the Manager were subject thereto.

        Section 3.16    Employee Benefit Plans(a)     Section 3.16(a) of the Manager Disclosure Schedule identifies each Manager Benefit Plan. The Manager has delivered or made available to the Company true and complete copies of each Manager Benefit Plan and all amendments thereto (and for any Manager Benefit Plan that is not in writing, a written description of the material terms thereof), current summary plan descriptions (and all summaries of material modifications thereto) of each of the Manager Benefit Plans subject to ERISA and similar descriptions of all other Manager Benefit Plans, the trust agreement, insurance contract or other documentation of any funding arrangement related to each Manager Benefit Plan, any material communications to and from any Governmental Authority or to or from any participant of a Manager Benefit Plan (or a written description of any material oral communications), the most recent Form 5500 and related schedules for each Manager Benefit Plan subject to ERISA's reporting requirements, the two most recent actuarial reports and audited financial statements, and the most recent determination or opinion letter from Internal Revenue Service (the "IRS") with respect to the qualified status of each of the Manager Benefit Plans that is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code. The Manager Benefit Plans have been established, maintained, operated and administered in all material respects in accordance with their terms and are in compliance in all material respects with the applicable Law, including ERISA and the Code. Each Manager Benefit Plan which is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code has been determined by the IRS to be a qualified plan (in form) by the issuance of a favorable determination or opinion letter by the IRS. There is no pending or, to the Knowledge of the Manager, threatened material legal actions, suits, Liens, complaints or claims relating to any Manager Benefit Plan and no circumstances which could cause the loss of such qualification of any Manager Benefit Plan intended to be qualified under Section 401(a) of the Code. To the Knowledge of the Manager, in the two years immediately preceding the Closing Date, the Manager has not engaged in a transaction in connection with which the Manager would be subject to either a civil penalty pursuant to Section 502(i) of ERISA or Tax pursuant to Section 4975 of the Code that could reasonably be expected to have a Manager Material Adverse Effect. No material action, suit, proceeding, hearing or investigation with respect to the administration of the investment of the assets of any of the Manager Benefit Plans (other than routine claims for benefits) is pending or, to the Knowledge of the Manager, threatened. No Manager Benefit Plan is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code and neither the Manager nor any member of their Controlled Group (defined as any organization which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code) has at any time in the five years immediately prior to the Closing Date sponsored or contributed to, or has had any Liability or obligation with respect to, any plan subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code. The Manager does not have any present or future Liability under any of the Manager Benefit Plans to provide death, medical, life or other health and welfare benefits with respect to any of its employees or other service providers (or their spouses, beneficiaries, or dependents) subsequent to the retirement or other termination of service of any such employee or service provider, other than continuation coverage as described under Part 6 of Title I of ERISA. The Manager does not maintain or otherwise have any Liability with respect to any deferred compensation, excess benefit or other non-qualified supplemental retirement plan, program or arrangement. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in conjunction with any other event), will (i) result in (or any material increase in) any compensation or payment (including severance, unemployment compensation, golden parachute or otherwise) becoming due to any current or former director, officer, partner, member, consultant or employee of the Manager under any of the Manager Benefit Plans or otherwise from the Manager, (ii) materially increase any benefits otherwise payable or result in any new obligation under any Manager Benefit Plans, (iii) result in any material acceleration of the time of payment, funding or vesting of any such benefit (whether through a grantor trust or otherwise), or (iv) result in any limitation or restriction on the right of the Manager to amend or terminate any Manager Benefit Plan. All material contributions and other payments required to be made by the Manager to any of the Manager Benefit Plans with respect to any period ending at the Closing Date have been made or reserves adequate for such contributions or other payments have been set aside therefor and have been reflected in the Manager Financial Statements in accordance with GAAP. There are no material outstanding Liabilities of any of the Manager Benefit Plans other than Liabilities for benefits to be paid to participants and their beneficiaries in accordance with the terms of such Manager Benefit Plan. The Manager does not maintain any Manager Benefit Plan outside of the United States of America. Except as provided by applicable Law, there are no restrictions on the rights of the Manager to amend or terminate any of the Manager Benefit Plans.

          (b)   With respect to the agreements, contracts, plans and other arrangements to which the Manager is a party, each such agreement, contract, plan or other arrangement that is or that forms a part of a non-qualified deferred compensation plan described in Section 409A of the Code ("Section 409A") has been operated in compliance with Section 409A and is in documentary compliance with Section 409A.

        Section 3.17    Employment Matters.     There are no employment or consulting Contracts to which the Manager is a party or by which it is bound or otherwise has any present or future Liability other than as listed on Section 3.17 of the Manager Disclosure Schedule, true and complete copies (and any amendments thereto) of which have been made available to the Company. The Manager is not, and has not in the past five years been, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Manager. To the Knowledge of the Manager, there are no organizing activities involving the Manager pending or threatened with any labor organization or group of employees of the Manager and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Manager, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority relating to the Manager. There have not been in the past five years and are not currently any pending, or, to the Knowledge of the Manager, threatened, labor strikes, disputes, walkouts, work stoppages, slowdowns, demonstrations, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, union election, governmental investigation or lockout with respect to employees of the Manager. There are no material unfair labor practice charges or complaints, grievances, arbitrations or arbitration demands, lawsuits or administrative or other proceedings pending or, to the Knowledge of the Manager, threatened by or on behalf of any employee or group of employees of the Manager or brought or filed, with any authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Manager or any basis for any of the foregoing. There are no material charges or complaints alleging sexual or other harassment or other discrimination the Manager or any of its employees or agents pending or, to the Knowledge of the Manager, threatened in each case against the Manager. The Manager is in compliance in all material respects with all Laws governing the employment of labor, including all such Laws relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, labor relations, working conditions, employee scheduling, family and medical leave, employment and reemployment of members of the uniformed services, employment terminations, classification of Persons as independent contractors, workers' compensation disability, employee benefits, severance payments, unemployment and the collection and payment of withholding and/or Taxes due under the U.S. Old-Age, Survivors, and Disability Insurance program, and similar Taxes. The Manager has complied in all material respects with the Worker Adjustment and Retraining Notification Act or any state or local Law regarding the termination or layoff of employees (collectively, "WARN") and has not incurred any Liability or obligation which remains unsatisfied under WARN.

        Section 3.18    Information Provided.     The written information to be supplied by or on behalf of the Investor and the Manager for inclusion in the Proxy Statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting shall not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Stockholders Meeting or at the Closing, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting that has become false or misleading. If at any time prior to the Stockholders Meeting any fact or event relating to the Investor, the Manager or any of their respective Affiliates or the Manager's business that should be set forth in a supplement to the Proxy Statement should be discovered by the Investor or should occur, the Investor shall promptly after becoming aware thereof, inform the Company of such fact or event.

        Section 3.19    Independent Investigation.     The Investor hereby acknowledges and affirms that it has conducted and completed its own investigation, analysis and evaluation of the Company and its Subsidiaries, that it has made all such reviews and inspections of the financial condition, business, results of operations, properties, assets and prospects of the Company and its Subsidiaries as it has deemed necessary or appropriate, that it has had the opportunity to request all information it has deemed relevant to the foregoing from the Company and has received responses it deems adequate and sufficient to all such requests for information, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on its own investigation, analysis and evaluation of the Company and its Subsidiaries and is not relying in any way on any representations and warranties, including any implied warranties, made by the Company or on behalf of the Company by any other Person other than the representations and warranties made expressly by the Company in this Agreement and each applicable Ancillary Document.

        Section 3.20    Brokers.     Other than Natixis Capital Markets, no broker, finder, agent or similar intermediary is acting, or has acted, for, or on behalf of, the Manager or any Manager CLO Issuer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with the Manager or any Manager CLO Issuer or any action taken by the Manager or any Manager CLO Issuer.

        Section 3.21    Legends.     The Investor understands that until such time as the resale of the Common Stock has been registered under the Securities Act as contemplated by the Stockholders Agreement, the stock certificates representing the Common Stock, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer Order may be placed against transfer of such stock certificates):

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO DEERFIELD CAPITAL CORP., THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Common Stock upon which it is stamped, if, unless otherwise required by state securities laws, (i) Common Stock is registered for resale under the Securities Act, (ii) the Investor provides the Company with reasonable assurance that the Common Stock can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"), or (iii) in connection with a sale, assignment or other transfer, the Investor provides the Company with an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that the legend is no longer necessary to protect the Company against a violation by it of the Securities Act upon any sale, assignment or transfer of the Common Stock made without registration under the applicable requirements of the Securities Act.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the corresponding sections of the disclosure schedule (the "Company Disclosure Schedule") which is being delivered by the Company to the Investor concurrently herewith and except as disclosed in, and reasonably apparent from, the Company SEC Documents publicly available prior to the date of this Agreement and only as and to the extent disclosed therein (other than disclosures in any schedules thereto or in any documents incorporated by reference therein and other than any forward looking disclosures set forth in any risk factor section, any disclosures in any section relating to forward looking statements and any other disclosures included therein to the extent they are primarily predictive or forward-looking in nature), the Company represents and warrants to the Investor as of the date hereof and as of the Closing, as follows:

        Section 4.1    Organization.     (a) The Company is duly incorporated, validly existing and in good standing under the Laws of Maryland with all requisite power and authority required to conduct its business as presently conducted. The Company has heretofore made available to the Investor true and complete copies of the Constituent Documents of the Company and its Subsidiaries and each such Constituent Document is in full force and effect.

          (b)   The Company and each Subsidiary of the Company is duly qualified or licensed to transact business and is in good standing in all jurisdictions where the ownership or operation of its assets and properties or the conduct of its business requires such qualification, except where the failure to be so licensed or in good standing would not have a Company Material Adverse Effect.

        Section 4.2    Authorization; Enforceability.     The Company has all requisite corporate power and authority to execute and deliver this Agreement and each applicable Ancillary Document that it is a party to and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and each applicable Ancillary Document that it is a party to and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action of the Company, subject only to obtaining Stockholder Approval at a duly held meeting of such stockholders (the "Stockholders Meeting") or any adjournment or postponement thereof. The Board of Directors of the Company has determined (based on the recommendation of the Special Committee) that this Agreement and the transactions contemplated hereby are in the best interests of the Company and its stockholders, has resolved to recommend that holders of Common Stock vote in favor of the issuance of the shares of Common Stock comprising the Stock Consideration and the Conversion Shares, and has directed that the issuance of the Stock Consideration and the Conversion Shares be submitted to the Company's stockholders for approval at the Stockholders Meeting (the "Company Recommendation") and has taken any required action to make any "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation enacted under the MGCL inapplicable to the transactions contemplated hereby. No other corporate action on the part of the Company or its stockholders is necessary to authorize the execution, delivery and performance by the Company of this Agreement and each applicable Ancillary Document that it is a party to and the consummation by it of the transactions contemplated hereunder and thereunder. This Agreement has been and each applicable Ancillary Document will be duly executed and delivered by the Company and, assuming that this Agreement or each such applicable Ancillary Document has been duly authorized, executed and delivered by the other parties hereto and thereto, constitutes or will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

        Section 4.3    Subsidiaries; Investments.

          (a)   Section 4.3(a) of the Company Disclosure Schedule sets forth the name and jurisdiction of organization of each Subsidiary of the Company. Each of the Company's Subsidiaries is an entity duly organized, validly existing and (to the extent the concept of good standing exists in the applicable jurisdiction) in good standing under the laws of its jurisdiction of organization. Each of the Company's Subsidiaries has all requisite corporate or other similar organizational power and authority to own, lease and operate its properties and to carry on its business as now being conducted except where the failure to be so licensed or in good standing would not have a Company Material Adverse Effect.

          (b)   Other than any interests in the Company's Subsidiaries and, except as set forth in Section 4.3(b) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns any Equity Interests in any Person. All Equity Interests in each Subsidiary of the Company are owned by the Company or another Subsidiary of the Company free and clear of any Liens, other than Permitted Liens.

        Section 4.4    Capitalization.     The Company is authorized to issue 500,000,000 shares of Common Stock and 100,000,000 shares of preferred stock of the Company, par value $0.001 per share (the "Preferred Stock"). As of the date of this Agreement, (i) 6,454,924 shares of Common Stock are issued and outstanding, (ii) no shares of Preferred Stock are issued and outstanding, (iii) the Company has reserved 308,164 shares of Common Stock for issuance pursuant to the grant of outstanding restricted stock units and 3,000,000 shares of Common Stock for issuance pursuant to exercise of outstanding warrants to purchase Common Stock and (iv) no other shares of Common Stock, other voting securities of the Company or shares of Preferred Stock have been issued, reserved for issuance or outstanding. All issued and outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and not subject to preemptive rights. There are no other outstanding calls, rights, commitments, agreements, arrangements or undertakings of any kind, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold Equity Interests in the Company, or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Equity Interests of the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its Equity Interests or make any material investment (in the form of a loan, capital contribution or otherwise) in any Person.

        Section 4.5    Compliance with Laws.     (a) Except as disclosed in Section 4.5 of the Company Disclosure Schedule, the Company and its Subsidiaries are not in material violation of, and have not violated in any material respect, any applicable Law affecting or related to the Company, any of its Subsidiaries or any Company CLO Issuer and any of their businesses, operations, assets or employees. To the Knowledge of the Company, no investigation or review by any Governmental Authority with respect to the Company, any of its Subsidiaries or any Company CLO Issuer is pending or threatened and no Governmental Authority has indicated an intention to conduct the same.

          (b)   None of the Company, any of its Subsidiaries, any Company CLO Issuer, or any of their managers, directors or officers acting for or on their behalf, or, to the Knowledge of the Company, any employee or agent of the Company, any of its Subsidiaries or any Company CLO Issuer or any Person acting for or on their behalf, has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, gratuities, entertainment or other unlawful expenses related to political activity, (ii) made any payment or offered, promised or authorized the payment of anything of value, regardless of form, whether in money, property or services, to or for the benefit of any U.S. or non-U.S. government official or employee, any official or employee of a public international organization, or any political party or candidate for political office for the purpose of influencing any act or decision of such individual or of any Governmental Authority or public international organization, or securing any improper advantage, in order to obtain or retain business or direct business to any Person in violation of applicable Law, (iii) made any other unlawful payment, regardless of form, whether in money, property or services, including any payment which constitutes criminal bribery under applicable Law or (iv) violated any applicable export control, money laundering or anti-terrorism law or regulation, or any other applicable anti-bribery law or regulation, of any applicable jurisdiction, or any applicable Law of similar effect.

        Section 4.6    Non-Contravention; Consents and Approvals.     The execution and delivery of this Agreement by the Company and the Ancillary Documents to which it is a party, the consummation by the Company of the transactions contemplated hereby and thereby, and the performance by the Company of its obligations hereunder and thereunder, except as set forth in Section 4.6 of the Company Disclosure Schedule: (i) does not violate any provision of the Constituent Documents of the Company or any of its Subsidiaries; and (ii)(A) does not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or any part of the properties or assets of the Company or its Subsidiaries, (B) does not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound, (C) does not result in the creation or imposition of any Lien on any part of the properties or assets of the Company or any of its Subsidiaries, (D) does not violate any Order binding on the Company or any of its Subsidiaries or any part of its or their properties or assets, and (E) except for the Stockholder Approval and the filing with the SEC of a Proxy Statement in definitive form relating to the Stockholders Meeting (the "Proxy Statement") and any other document to be filed with the SEC in connection with this Agreement and the Ancillary Documents (the "Other Filings"), does not otherwise require any Governmental Approvals or any Third Party Consents other than the Company Consents, except in the case of (B), (C), (D) or (E) for any of the foregoing, that, individually or in the aggregate would not have a Company Material Adverse Effect.

        Section 4.7    SEC Reports and Financial Statements.

          (a)   Since December 31, 2008, the Company has timely filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, statements and documents required to be filed or furnished by it under the Exchange Act, (such documents as amended, as have been supplemented, modified or amended since the time of filing so long as such supplement, modification or amendment has occured prior to the date of this Agreement, collectively, the "Company SEC Documents"). As of their respective filing dates (and if so amended or superseded, then on the date of such subsequent filing) the Company SEC Documents (i) did not (or with respect to Company SEC Documents filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder. None of the Company Subsidiaries is currently required to make any filings with the SEC other than DCM in its capacity as a registered investment advisor. All of the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its Subsidiaries included in the Company SEC Documents (collectively, the "Company Financial Statements") (A) have been or will be, as the case may be, prepared from the Books and Records of the Company and its Subsidiaries, (B) have been or will be, as the case may be, prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments that are not material in amount or nature and as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act) and (C) fairly present in all material respects the consolidated financial position and the consolidated results of operations, cash flows and changes in stockholders' equity of the Company and its Subsidiaries as of the dates and for the periods referred to therein.

          (b)   Without limiting the generality of Section 4.7(a), (i) Deloitte & Touche LLP has not resigned or been dismissed as independent public accountant of the Company as a result of or in connection with any disagreement with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) no executive officer of the Company has failed in any respect to make, without qualification, the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any form, report or schedule filed by the Company with the SEC since December 31, 2008 and (iii) no enforcement action has been initiated or, to the Knowledge of the Company, threatened against the Company by the SEC relating to disclosures contained in any Company SEC Document.

          (c)   The Company has not received any complaint, allegation, assertion or claim in writing regarding a material aspect of the accounting practices, procedures, methodologies or methods of the Company's internal accounting controls, including any such complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or audit practices. The Company has made available to the Company any management letters, or other formal communications, including with respect to proposed adjustments, from any of the Company's auditors to the Company, any officer of the Company or the Board of Directors, in any case regarding (1) any significant deficiencies and material weaknesses in the design or operation of disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) or of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which have adversely affected or are reasonably likely to adversely affect the ability of the Company to record, process, summarize and report financial date, (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting, or (3) any other deficiencies in the accounting system of the Company.

        Section 4.8    Absence of Certain Changes and Events.     Since the Balance Sheet Date (a) the Company has conducted, and has caused its Subsidiaries to conduct, their respective businesses only in the ordinary course and consistently with past practice; (b) the Company and its Subsidiaries have not suffered any event, change, occurrence, facts or circumstance that, individually or in the aggregate with any other events, changes, occurrences or circumstances, has had or would reasonably be expected to have a Company Material Adverse Effect; and (c) there has not been any action, omission or event that would be prohibited by or would have required consent of the Investor pursuant to Section 5.2 had such action, omission or event been taken, occurred or arisen after the date of this Agreement.

        Section 4.9    No Undisclosed Liabilities.     (a) Except (i) for those Liabilities that are reflected on or reserved against in the Company's December 31, 2009 balance sheet or disclosed in the notes thereto, and (ii) for those Liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, and not, individually or in the aggregate, material to the Company and its Subsidiaries, the Company and its Subsidiaries do not have any Liabilities of any kind or nature whatsoever, whether known or unknown, accrued, contingent, absolute, determined, or determinable, or whether otherwise due or to become due, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability.

        Section 4.10    Regulatory Compliance.     (a) None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any other Person "associated" (as defined under the Investment Advisers Act) with the Company or any of its Subsidiaries during the preceding ten years, has been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) through (4) and 203(e)(7) through (9) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or has engaged in any conduct, except for the investigation described in Section 4.10(a) of the Company Disclosure Schedule,

been involved in any Legal Proceeding or is or was subject to any Order that is required to be disclosed on a Form ADV.

          (b)   Each of the Company and its Subsidiaries required to be registered as an investment adviser under the Investment Advisers Act and the rules and regulations thereunder is registered as such and has completed notice filings for each state listed in Section 4.10(b) of the Company Disclosure Schedule, which jurisdictions are the only jurisdictions wherein such Person is required to make such filings.

          (c)   Each Subsidiary of the Company that is registered as an investment adviser under the Investment Advisers Act has filed a Form ADV with the SEC in accordance with the Investment Advisers Act, which Form at the time of filing was (and with respect to Form ADV Part II, was as of its date), and as amended and supplemented as of the date hereof is, in effect pursuant to and in material compliance with the requirements of the Investment Advisers Act. The Company has heretofore made available to the Investor true and correct copies of the Forms ADV for 2008 and 2009 as amended or supplemented as of the date hereof. Each of the investment management entities and each of its investment adviser representatives (as such term is defined in Rule 203A-3(a) under the Investment Advisers Act) has, and until the time of the Closing will have, all Governmental Approvals required in order for them to lawfully conduct the investment advisory services of the Company and its Subsidiaries in the manner presently conducted, and all such Governmental Approvals are in full force and effect and are being complied with in all respects, in each case except to the extent the failure to have such Governmental Approvals or the failure to comply with any such Governmental Approval has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. DCM is not subject to any material limitation relating to the investment adviser activities of DCM imposed in connection with one or more of the Governmental Approvals. Except as set forth in Section 4.10(c) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries or, in connection with their service to the Company and its Subsidiaries, any of their respective directors, officers or employees is registered or required to be registered as a broker or dealer, a commodity trading adviser, a commodity pool operator, a futures commission merchant, an introducing broker, a transfer agent, a registered representative or associated person, a counseling officer, an insurance agent, a sales person or in any similar capacity with the SEC, the Commodity Futures Trading Commission, the NFA, FINRA, the securities commission of any state or any other self-regulatory body and each such Person set forth on Section 4.10(c) of the Company Disclosure Schedule is duly registered as required by Law. None of the Company, any of its Subsidiaries or, in connection with their service to the Company and its Subsidiaries, any of their respective directors, officers or employees, during the preceding ten years, has been convicted of any crime, or is or has been the subject of a denial, suspension or revocation of registration with the CFTC or the NFA as a "commodity pool operator" (as such term is defined in the Commodity Exchange Act).

          (d)   None of the Company, any Subsidiary, or any Company CLO Issuer is registered as, or is required to be registered as Registered Investment Company, and no other Person to whom the Company or any Subsidiary renders Investment Management Services is a Registered Investment Company.

          (e)   No person, other than employees of the Company or any of its Subsidiaries, renders Investment Management Services to or on behalf of Clients or solicits Clients with respect to the provision of Investment Management Services by the Company or any of its Subsidiaries.

          (f)    DCM has adopted a written policy regarding insider trading and a code of ethics, which complies in all material respects with all applicable provisions of the Advisers Act (including with respect to insider trading and personal trading under Section 204A thereof and Rule 204A-1 thereunder), copies of which have been made available to the Investor. All of the employees of the Company and its Subsidiaries have executed acknowledgments that they are bound by the provisions of the applicable insider trading policies and code of ethics. DCM has adopted a written compliance program regarding its satisfaction of the requirements of Rule 206(4)-7 under the Advisers Act. To the Knowledge of the Company, during the past three years, there have been no material violations or allegations of material violations of such codes of ethics or insider trading policies. Each Investment Management Entity has adopted a written compliance program regarding such Investment Management Entity's satisfaction of the requirements of Rule 206(4)-7 under the Advisers Act.

          (g)   No exemptive Orders, "no-action" letters or similar exemptions or regulatory relief have been obtained, and no requests are pending therefor, by or with respect to the Company, any of its Subsidiaries or any Company CLO Issuer or any employee of any such Person in connection with the business of the Company, any of its Subsidiaries or any Company CLO Issuer.

        Section 4.11    Company CLO Issuers.     (a) To the Knowledge of the Company, the most recent trustee report under each Company CLO Indenture accurately reflects each asset that qualifies as a "Defaulted Obligation" or a "Defaulted Security" (each as defined in the applicable Company CLO Indenture) as of the date of such report and to the Knowledge of the Company there have been no material misstatements under any such trustee reports.

          (b)   Section 4.11(b) of the Company Disclosure Schedule is the manner of Consent required for the "assignment" (or deemed assignment) under applicable Law, including the Investment Advisers Act and the Company CLO Management Agreements, by the Company of each Company CLO Management Agreement in connection with the transactions contemplated by this Agreement, in each case so that any such Consent will be duly and validly obtained in accordance with all applicable Law and the terms of any Contracts relating thereto.

          (c)   Except as set forth in Section 4.11(c) of the Company Disclosure Schedule and expressly described thereon, as of the date hereof, there are no Contracts pursuant to which the Company has undertaken or agreed to cap, waive, offset, reimburse or otherwise reduce any or all fees or charges payable by or with respect to any of the Company's CLO Issuers or Clients. Except as set forth in Section 4.11(c) of the Company Disclosure Schedule, (i) no Company CLO Issuer, applicable CLO Investor, applicable CLO Trustee, applicable CLO Administrator or other Client of the Company has notified the Company that such Person (including after giving effect to the Closing) has (or, with the giving of notice or the passage of time, or both, will have) the right to terminate the Company or reduce or defer the fees payable to the Company under any Company CLO Management Agreement or Advisory Contract, (ii) to the Knowledge of the Company, there is no fact with respect to any relationship the Company has with any Company CLO Issuer that materially adversely affects or could reasonably be expected to materially adversely affect any Company CLO Management Agreement, and (iii) no Company CLO Issuer, applicable CLO Investor, applicable CLO Trustee or applicable CLO Administrator has notified the Company that it may cause, either individually or collectively with others, a redemption of any securities issued by such Company CLO Issuer or termination of any Company CLO Management Agreement.

          (d)   No Company CLO Issuer is (i) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA; (ii) a Person acting on behalf of such a plan; or (iii) an entity whose assets include the assets of such a plan, within the meaning of ERISA and applicable regulations.

          (e)   Section 4.11(e) of the Company Disclosure Schedule sets forth a true, correct and complete list of the Company CLO Issuer Documents relating to the Company CLO Issuers. The Company has provided the Manager with true and correct copies of all Company CLO Issuer Documents relating to the Company CLO Issuers, and the offering circulars or memoranda included in such Company CLO Issuer Documents relating to the Company CLO Issuers did not at the time such Company CLO Issuer issued any securities related to such Company CLO Issuer Documents contain any untrue statement of a material fact concerning the Company or omit to state a material fact concerning the Company necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. Each Company CLO Issuer Document to which the Company is a party is in full force and effect and binding upon the Company and, to the Knowledge of the Company, the other parties thereto, except as (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. Except as set forth on Section 4.11(e) of the Company Disclosure Schedule, to the Knowledge of the Company, no Default (as defined in the applicable Company CLO Indenture) has occurred and is continuing under any Company CLO Indenture, no Event of Default (as defined in the applicable Company CLO Indenture) has occurred and is continuing under any Company CLO Indenture.

          (f)    Each Company Consent obtained in accordance with Section 5.7 (including each of the Consents included in the determination of whether the condition contained in Section 6.2(h) has been satisfied) will, as of the Closing Date, have been duly obtained under all applicable Law and the requirements of the applicable Company CLO Management Agreement.

          (g)   Neither the Company nor any of its Subsidiaries has provided notice of its resignation as the manager under any Company CLO Management Agreement.

          (h)   Other than the Company CLO Management Agreements, Company CLO Indentures and the Strategic Financing Agreements of the Company, there are no Contracts pursuant to which the Company receives fees or payments in connection with its services under any Company CLO Issuer Document. Except for the Strategic Financing Agreements of the Company, the Company has not entered into any Contract providing for the sharing of fees, delegation of any obligations or assignment or pledge of any rights under any Company CLO Management Agreement. Section 4.11(h) of the Company Disclosure Schedule set forth a true, correct and complete list of any securities of each Company CLO Issuer owned by the Company or any of its Affiliates.

          (i)    Except as disclosed in Section 4.11(i) of the Company Disclosure Schedule, no event or circumstance has occurred or exists which constitutes "cause" under any Company CLO Management Agreement, or, with the passage of time or giving of notice, would constitute "cause" under any Company CLO Management Agreement and no Company CLO Issuer, investor in any security issued by a Company CLO Issuer, applicable CLO Trustee or applicable CLO Administrator has stated that such event or circumstance has occurred or exists.

          (j)    No Company CLO Issuer has or is required to file federal, state, local or foreign Tax Returns or pay any Taxes or is otherwise subject to taxation in any jurisdiction except for the filing of Tax Returns and payment of Taxes in the Cayman Islands. Each Company CLO Issuer (i) has materially complied with all required Tax information reporting requirements to which it is subject by timely filing such Tax information reporting returns and reports in a form that is accurate and complete in all material respects and (ii) has complied in all material respects with the operating guidelines set forth in the applicable Company CLO Management Agreement or Company CLO Indentures to avoid engaging, or deemed to be engaging, in a trade or business within the United States for United States federal income tax purposes or subject to United States federal, state or local income tax on a net income basis.

        Section 4.12    Contracts.

          (a)   Section 4.12(a) of the Company Disclosure Schedule lists, and to the extent not filed as an exhibit to an SEC Document, the Company has provided to the Manager, true, complete and correct copies of, the following Contracts (including all material amendments, modifications, extensions, renewals, guarantees, schedules, exhibits or ancillary agreements with respect thereto, or in the case of oral Contracts, written descriptions of the material terms thereof) to which the Company or any of its Subsidiaries is a party or is bound by as of the date hereof (collectively, the "Company Material Contracts"):

              (i)  each Company CLO Management Agreement;

             (ii)  any Contract relating to (x) the engagement of any financial institution (other than with any rating agency, trustee or routine service provider) in respect of engagements not yet completed or (y) in respect of the warehousing of securities not yet completed, in each case, in connection with the formation or offering of any securities of any Company CLO Issuer;

            (iii)  any Contract for the purchase of any data, assets, material or equipment, other than any such Contract in an amount not exceeding $25,000 annually;

            (iv)  any Contract for the sale or disposition of assets of the Company or any of its Subsidiaries in excess of $250,000 other than financial assets in the ordinary course of business;

             (v)  any Contract relating to the acquisition (by merger, share exchange, consolidation, combination or purchase of Equity Interests or assets or otherwise) by the Company or any of its Subsidiaries of any corporation, partnership, limited liability company, or other business organization, division or operating business or material assets or the capital stock or other equity interests of any other Person;

            (vi)  any Contract relating to Indebtedness the Company or any of its Subsidiaries in excess of $250,000;

           (vii)  any Contract, excluding any Company Benefit Plan, with any (A) current officer, director, member or Affiliate of the Company or any of its Subsidiaries (B) any former officer, director, member or Affiliate of the Company or any of its Subsidiaries pursuant to which the Company or such Subsidiary has any continuing obligations thereunder;

          (viii)  any Contract imposing a Lien (other than Permitted Liens) on any of the assets of the Company in excess of $100,000;

            (ix)  any Contract with any Governmental Authority (other than a Contract relating to an investment by a Governmental Authority in a Company CLO Issuer);

             (x)  any Contract for the placement, distribution or sale of any interests in the Company or any of its Subsidiaries (including any agreement with respect to the referral or solicitation of prospective investors in any Company CLO Issuers) in respect of placements, distributions or sales not yet completed;

            (xi)  any Contract pursuant to which the Company or any of its Subsidiaries licenses third-party Intellectual Property (other than Contracts granting rights to use "off-the-shelf," "click-wrap," or "shrink-wrap" software, as well as other commercially available software licenses with royalties or license fees not exceeding $25,000 annually);

           (xii)  any Contract that (A) provides for a material earn-out or similar contingent obligation of the Company or any of its Subsidiaries or (B) contains a "clawback" or similar undertaking requiring the contribution, reimbursement or refund by the Company or any of its

    Subsidiaries of any prior distribution, return of capital or fees (whether performance based or otherwise) paid to the Company or any such Subsidiary;

          (xiii)  any Contract requiring that the Company or any of its Subsidiaries (A) co-invest with any other Person; (B) provide seed capital or similar investment; or (C) invest in any investment product (including, any such Contract requiring additional or "follow-on" capital contributions by the Company or such Subsidiary);

          (xiv)  any Contract that contains any of the following rights provided by the Company or any of its Subsidiaries to a Client advised by the Company or such Subsidiary: (A) special withdrawal or redemption rights; (B) designation rights regarding advisory boards or similar provisions; (C) anti-dilution rights; (D) special notice or reporting requirements; (E) a "most favored nation" or similar provision; or (F) early termination rights with respect to a Company CLO Issuer; and

           (xv)  any other Contract not otherwise disclosed pursuant to this Section 4.12(a) having a duration in excess of one year and not terminable without penalty upon 90 days or less prior notice by the Company or any of its Subsidiaries that requires future expenditures of money in excess of $250,000.

          (b)   (i) Each Company Material Contract is in full force and effect, in all material respects, is a valid and binding obligation of the Company or a Subsidiary of the Company and, to the Knowledge of the Company, each other party thereto, except to the extent that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (B) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law), (ii) the Company and its Subsidiaries are not in material breach or violation of, or default under, any Company Material Contract and, to the Knowledge of the Company, no event exists that with notice, the passage of time or both would constitute a material default by the Company or any of its Subsidiaries under any Company Material Contract, (iii) to the Knowledge of the Company neither it nor any of its Subsidiaries has received any written claim of default under or cancellation of any Company Material Contract, and (iv) to the Knowledge of the Company, no other party is in breach or violation of, or default under, any Company Material Contract.

          (c)   (i) Each Company CLO Management Agreement is in full force and effect in all material respects and is a valid and binding obligation of the Company or a Subsidiary of the Company, and to the Knowledge of the Company, no event or circumstance exists that would constitute a material breach or violation of, or default under a Company CLO Management Agreement or cause for termination by a Company CLO Issuer of a Company CLO Management Agreement, (ii) the Company and its Subsidiaries have performed all of the material obligations required to be performed by it under each Company CLO Management Agreement, and is not in material breach or violation of, or default under any Company CLO Management Agreement or Company CLO Indenture, (iii) neither the Company nor any of its Subsidiaries received any written claim of default under or cancellation of or that cause for termination or removal exists under any Company CLO Management Agreement or Company CLO Indenture and (iv) to the Knowledge of the Company, no other party is in breach or violation of, or default under, any Company Material Contract.

        Section 4.13    Litigation.     Except as disclosed in Section 4.13 of the Company Disclosure Schedule, (a) there is no material Legal Proceeding pending nor, to the Knowledge of the Company, threatened against the Company, its Subsidiaries or the Company CLO Issuers before any Governmental Authority, (b) none of the Company, its Subsidiaries or the Company CLO Issuers is a party to or is subject to any Order or other arrangement with any Governmental Authority and none of the Company, its Subsidiaries or the Company CLO Issuers has been notified by any Governmental Authority to the effect that such Governmental Authority is contemplating issuing or requesting any such Order or other arrangement, and (c) none of the Company, its Subsidiaries or the Company CLO Issuers is in default under, or has failed to comply with, any material Order applicable to it.

        Section 4.14    Taxes.     (a) Each of the Company and its Subsidiaries has timely filed or caused to be timely filed all material Tax Returns required to be filed by it. All such Tax Returns when filed were true, correct and complete in all material respects. Each of the Company and its Subsidiaries has paid all material Taxes due and payable by it and has made adequate provision in accordance with GAAP for any material Taxes not yet due and payable by it.

          (b)   No Tax Liens other than Permitted Liens are in effect or have been filed and are still outstanding and no claims or adjustments are being asserted or threatened in writing, in each case with respect to any material amount of Taxes of any of the Company or its Subsidiaries.

          (c)   None of the Company or any of its Subsidiaries has received written notice of any outstanding Tax audit or inquiry with respect to a material amount of Taxes which the Company has not made available to the Investor.

          (d)   There are no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of any of the Company or its Subsidiaries.

          (e)   None of the Company or any of its Subsidiaries has participated in any "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(4).

          (f)    Neither the Company nor any of its Subsidiaries is a party to or bound by any outstanding agreement or understanding providing for the allocation or sharing of Taxes, other than customary commercial agreements not primarily related to Taxes.

          (g)   Since December 31, 2009, neither the Company nor any of its Subsidiaries has incurred any Liability for Taxes outside the ordinary course of business or inconsistent with past practice.

          (h)   Neither the Company nor any of its Subsidiaries has any Liability for Taxes of any other Person (other than the Company and its Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of federal, state, local or foreign Law), as a transferee or successor, by Contract or otherwise.

          (i)    Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any installment sale, Section 467 rental agreement, accounting method change or prepaid amount received on or prior to the Closing Date.

          (j)    Neither the Company nor any of its Subsidiaries nor any of their Affiliates or predecessors by merger or consolidation has within the past two (2) years been a party to a transaction intended to qualify under Section 355 of the Code or under so much of Section 356 of the Code as relates to Section 355 of the Code.

          (k)   For (i) U.S. Federal income tax purposes and (ii) U.S. State income tax purposes, the Company and its Subsidiaries will have net operating loss carryovers, after application of any applicable limitations, sufficient to offset any cancellation of indebtedness income that may be recognized by the Company and any of its Subsidiaries upon consummation of the Debt Buyback, assuming that net operating losses are applied to fully offset other taxable income prior to offsetting any such cancellation of indebtedness income.

          (l)    The Company is not and has not during the previous five years been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

        Section 4.15    Employee Benefit Plans.     (a) Section 4.15(a) of the Company Disclosure Schedule identifies each Company Benefit Plan. The Company has delivered or made available to the Investor true and complete copies of each Company Benefit Plan and all amendments thereto (and for any Company Benefit Plan that is not in writing, a written description of the material terms thereof), current summary plan descriptions (and all summaries of material modifications thereto) of each of the Company Benefit Plans subject to ERISA and similar descriptions of all other Company Benefit Plans, the trust agreement, insurance contract or other documentation of any funding arrangement related to each Company Benefit Plan, any material communications to and from any Governmental Authority or to or from any participant of a Company Benefit Plan (or a written description of any material oral communications), the most recent Form 5500 and related schedules for each Company Benefit Plan subject to ERISA's reporting requirements, the two most recent actuarial reports and audited financial statements, and the most recent determination or opinion letter from the IRS with respect to the qualified status of each of the Company Benefit Plans that is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code. The Company Benefit Plans have been established, maintained, operated and administered in all material respects in accordance with their terms and are in compliance in all material respects with the applicable Law, including ERISA and the Code. Each Company Benefit Plan which is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code has been determined by the IRS to be a qualified plan (in form) by the issuance of a favorable determination or opinion letter by the IRS. There is no pending or, to the Knowledge of the Company, threatened material legal actions, suits, Liens, complaints or claims relating to any Company Benefit Plan and no circumstances which could cause the loss of such qualification of any Company Benefit Plan intended to be qualified under Section 401(a) of the Code. To the Knowledge of the Company, in the two years immediately preceding the Closing Date, the Company and its Subsidiaries have not engaged in a transaction in connection with which the Company or any of its Subsidiaries would be subject to either a civil penalty pursuant to Section 502(i) of ERISA or Tax pursuant to Section 4975 of the Code that could reasonably be expected to have a Company Material Adverse Effect. No material action, suit, proceeding, hearing or investigation with respect to the administration of the investment of the assets of any of the Company Benefit Plans (other than routine claims for benefits) is pending or, to the Knowledge of the Company, threatened. No Company Benefit Plan is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code and neither the Company, any of its Subsidiaries, nor any member of their Controlled Groups (defined as any organization which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code) have at any time in the five years immediately prior to the Closing Date sponsored or contributed to, or had any Liability or obligation with respect to any plan subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code. The Company and its Subsidiaries do not have any present or future Liability under any of the Company Benefit Plans to provide death, medical, life or other health and welfare benefits with respect to any of their employees or other service providers (or their spouses, beneficiaries, or dependents) subsequent to the retirement or other termination of service of any such employee or service provider, other than continuation coverage as described under Part 6 of Title I of ERISA. The Company and its Subsidiaries do not maintain or otherwise have any Liability with respect to any deferred compensation, excess benefit or other non-qualified supplemental retirement plan, program or arrangement. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in conjunction with any other event), will (i) result in (or any material increase in) any compensation or payment (including severance, unemployment compensation, golden parachute or otherwise) becoming due to any current or former director, officer, partner, member, consultant or employee of the Company or any of its Subsidiaries under any of the Company Benefit Plans or otherwise from the Company or any of its Subsidiaries, (ii) materially increase any benefits otherwise payable or result in any new obligation under any Company Benefit Plans, (iii) result in any material acceleration of the time of payment, funding or vesting of any such benefit (whether through a grantor trust or otherwise), or (iv) result in any limitation or restriction on the right of the Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan. All material contributions and other payments required to be made by the Company and its Subsidiaries to any of the Company Benefit Plans with respect to any period ending at the Closing Date have been made or reserves adequate for such contributions or other payments have been set aside therefore and have been reflected in the Company Financial Statements in accordance with GAAP. There are no material outstanding Liabilities of any of the Company Benefit Plans other than Liabilities for benefits to be paid to participants and their beneficiaries in accordance with the terms of such Company Benefit Plan. The Company and its Subsidiaries do not maintain any Company Benefit Plan outside of the United States of America. Except as provided by applicable Law, there are no restrictions on the rights of the Company and its Subsidiaries to amend or terminate any of the Company Benefit Plans.

          (b)   With respect to the agreements, contracts, plans and other arrangements to which the Company or any of its Subsidiaries is a party, each such agreement, contract, plan or other arrangement that is or that forms a part of a non-qualified deferred compensation plan described in Section 409A, has been operated in compliance with Section 409A and is in compliance with Section 409A, except for any failure that would not, individually or in the aggregate, impose a material Liability.

        Section 4.16    Employment Matters.     There are no employment or consulting Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound or otherwise has any present or future Liability other than as listed on Section 4.16 of the Company Disclosure Schedule, true and complete copies (and any amendments thereto) of which have been made available to the Investor. The Company and its Subsidiaries are not, and have not in the past five years been, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no organizing activities involving the Company or any of its Subsidiaries pending or threatened with any labor organization or group of employees of the Company or any of its Subsidiaries and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority relating to the Company or any of its Subsidiaries. There have not been in the past five years and are not currently any pending, or, to the Knowledge of the Company, threatened, labor strikes, disputes, walkouts, work stoppages, slowdowns, demonstrations, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, union election, governmental investigation or lockout with respect to employees of the Company or any of its Subsidiaries. There are no material unfair labor practice charges or complaints, grievances, arbitrations or arbitration demands, lawsuits or administrative or other proceedings pending or, to the Knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company or any of its Subsidiaries or brought or filed, with any authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its Subsidiaries or any basis for any of the foregoing. There are no material charges or complaints alleging sexual or other harassment or other discrimination by the Company, any of its Subsidiaries or any of their respective employees or agents pending or, to the Knowledge of the Company, threatened in each case against the Company or any of its Subsidiaries. The Company and its Subsidiaries are in compliance in all material respects with all Laws governing the employment of labor, including all such Laws relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, labor relations, working conditions, employee scheduling, family and medical leave, employment and reemployment of members of the uniformed services, employment terminations, classification of Persons as independent contractors, workers' compensation disability, employee benefits, severance payments, unemployment and the collection and payment of withholding and/or Taxes due under the U.S. Old-Age, Survivors, and Disability Insurance program, and similar Taxes. The Company and its Subsidiaries have complied in all material respects with WARN and have not incurred any Liability or obligation which remains unsatisfied under WARN.

        Section 4.17    Information Provided.     The written information to be supplied by or on behalf of the Company for inclusion in the Proxy Statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting shall not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Stockholders Meeting or at Closing, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting that has become false or misleading. If at any time prior to the Stockholders Meeting any fact or event relating to the Company or any of its Affiliates that should be set forth in a supplement to the Proxy Statement should be discovered by the Company or should occur, the Company shall, promptly after becoming aware thereof, inform the Investor of such fact or event.

        Section 4.18    Issuance of Common Stock.     The Common Stock to be issued to the Investor as the Stock Consideration has been duly authorized by the Company and, when issued and delivered by the Company against delivery of the Units in the manner contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free from all Taxes and Liens with respect to the issue thereof.

        Section 4.19    Independent Investigation.     The Company hereby acknowledges and affirms that it has conducted and completed its own investigation, analysis and evaluation of the Manager and the Manager CLO Issuers, that it has made all such reviews and inspections of the financial condition, business, results of operations, properties, assets and prospects of the Manager and the Manager CLO Issuers as it has deemed necessary or appropriate, that it has had the opportunity to request all information it has deemed relevant to the foregoing from the Investor and has received responses it deems adequate and sufficient to all such requests for information, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on its own investigation, analysis and evaluation of the Manager and the Manager CLO Issuers and is not relying in any way on any representations and warranties, including any implied warranties, made by the Investor, the Manager, the Affiliates of the Investor or the Manager, or made on behalf of the Manager by any other Person other than the representations and warranties made expressly by the Investor and the Manager in this Agreement and each applicable Ancillary Document.

        Section 4.20    Brokers.     Other than UBS Securities LLC, (i) no broker, finder, agent or similar intermediary is acting, or has acted, for, or on behalf of, the Company or any of its Subsidiaries in connection with this Agreement, the transactions contemplated hereby or the Ancillary Documents, and (ii) no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by the Company or any of its Subsidiaries. The fees and expenses of UBS Securities LLC shall be paid by the Company.

        Section 4.21    Registration Rights, Voting Rights.

          (a)   Except as provided in the Registration Rights Agreement, the Company has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently.

          (b)   Except as provided in the Stockholders Agreement, to the Knowledge of the Company's, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

        Section 4.22    Other Investment Advisory Activities.

          (a)   Section 4.22(a) of the Company Disclosure Schedule sets forth a true and complete list showing each Client of the Company and its Subsidiaries as of the date hereof, other than the Company CLO Issuers listed in Section 4.12(a)(i) of the Company Disclosure Schedule.

          (b)   The Company has made available to the Investor prior to the date hereof copies of (i) each Advisory Contract in effect, as of the date hereof, a true and complete list of which are set forth at Section 4.22(b) of the Company Disclosure Schedule, other than the Company CLO Management Agreements listed in Section 4.12(a)(i) of the Company Disclosure Schedule.

          (c)   Each Advisory Contract and any amendment, continuance or renewal thereof, in each case, in effect as of the date hereof, (i) has been duly authorized, executed and delivered by the Company or its applicable Subsidiary, (ii) is a valid and legally binding agreement, enforceable against the Company or its applicable Subsidiary and, each other party thereto, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (iii) to the extent any Investment Adviser Entity is a party to such Advisory Contract, complies with the Investment Advisers Act, in each case, other than the Company CLO Management Agreements in Section 4.12(a)(i) of the Company Disclosure Schedule.

          (d)   None of the Company, any of its Subsidiaries or any other person "associated" (as defined under the Investment Advisers Act) with the Company or any of its Subsidiaries has been subject to disqualification pursuant to Section 203(e)(2) through (4) and 203(e)(7) through (9) of the Investment Advisers Act to serve as an investment adviser or as an associated person of a registered investment adviser, or subject to disqualification pursuant to Rule 206(4)-3, or the subject of a rebuttable presumption pursuant to Rule 206(4)-4(b), under the Investment Advisers Act or subject to disqualification to serve as a broker-dealer under Section 3(a)(39)(A) through (E) or Section 15(b)(4)(B), (C), (F), (G) or (H) or Section 15 of the Exchange Act unless, in each case, the Company or any such Subsidiary or associated person has received exemptive relief from the SEC with respect to any such disqualification. The Investor has been provided with, prior to the date hereof, a copy of any exemptive order issued by the SEC or its staff prior to the date of this Agreement in respect of any such disqualification. As of the date hereof there is no material Legal Proceeding pending or, the Knowledge of the Company, threatened that would reasonably be expected to become the basis for any such disqualification. None of the Company, any of its Subsidiaries has been subject to disqualification as an investment adviser or subject to disqualification to serve in any other capacity contemplated by the Investment Company Act for any investment company under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person, as applicable, has received exemptive relief from the SEC with respect to any such disqualification. The Investor has been provided with, prior to the date hereof, a copy of any exemptive order or other relief issued by the SEC in respect of any such disqualification in effect prior to the date hereof. There is no material Legal Proceeding pending or, to the Knowledge of the Company, threatened that would reasonably be expected to become the basis for any such disqualification. To the Knowledge of the Company, none of the Company, any of its Subsidiaries or any associated person thereof is subject to any disqualification under any applicable Law precluding the operation of their business as currently conducted, or that would reasonably be expected to have a Company Material Adverse Effect.

          (e)   To the Knowledge of the Company, no material controversy or disagreement exists between the Company or any of its Subsidiaries and any Client that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any other party, is in material default (with or without notice or lapse of time or both) under any Advisory Contract.

        Section 4.23    Funds.     As of the date hereof, the Company and its Subsidiaries do not manage or act as investment adviser to any private investment funds, including, without limitation, any investment funds or other pooled investment vehicles that is an "investment company" as defined by the Investment Company Act.

        Section 4.24    Affiliate Transactions.     Except as set forth in Section 4.24 of the Company Disclosure Schedule, since January 1, 2009, each of the Company and its Subsidiaries has not engaged in any transactions and is not party to any agreements, arrangements or understandings with Affiliates that would be required to be disclosed under Item 404 of Regulation S-K.

ARTICLE 5
COVENANTS AND AGREEMENTS

        Section 5.1    Conduct of Business of the Manager.     The Investor agrees that:

          (a)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement, the Ancillary Documents or provided in Section 5.1(a) of the Manager Disclosure Schedule, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), the Investor shall, and shall cause the Manager to use commercially reasonable efforts to maintain and preserve intact the Manager's business organization and duly comply with all applicable Laws.

          (b)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement, as provided in Section 5.1(b) of the Manager Disclosure Schedule or any action by the Company or its Subsidiaries taken on behalf of the Manager pursuant to the Transition Services Agreement, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), the Investor shall cause the Manager not to:

              (i)  amend the Manager Constituent Documents;

             (ii)  incur, assume or guarantee any Indebtedness or grant any Lien (other than any Permitted Lien) on any material asset or property of the Manager;

            (iii)  (A) issue, deliver, sell, authorize, grant, dispose of, pledge or otherwise encumber any Equity Interests of the Manager, or any class of securities convertible into, exchangeable or exercisable for, or rights, warrants or options to acquire, any Equity Interests of the Manager, or (B) repurchase, redeem or otherwise acquire any Equity Interests of the Manager;

            (iv)  acquire, purchase, license or lease (in each case, whether by merger, consolidation or by any other manner) any business or Person or any material assets or Equity Interests thereof;

             (v)  transfer, sell, lease, license, surrender, divert, cancel, abandon or allow to lapse or expire or otherwise dispose of any of the Manager's material assets (other than non-exclusive licenses of Intellectual Property in the ordinary course of business);

            (vi)  change in any material respect the Manager's method of accounting or any accounting principle, method, estimate or practice, except as may be required by changes in IFRS, GAAP or applicable Law;

           (vii)  cancel, terminate, amend or enter into, or assign or waive any material rights or claims under, any (x) Manager CLO Management Agreement or (y) Manager Material Contract;

          (viii)  waive, reduce or defer any fee payable under any Manager CLO Management Agreement or Manager CLO Indenture;

            (ix)  consent to any amendment or supplement to any Manager CLO Issuer Document;

             (x)  merge or consolidate the Manager with or into another Person or have the Manager enter into any joint venture or partnership agreement or similar Contract;

            (xi)  except as otherwise required by Law or the terms of the Manager Benefit Plans as such terms exist on the date of this Agreement (A) adopt, terminate, amend or secure any Manager Benefit Plan or any other benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase plan, program or commitment, paid time off for sickness or other plan, program or arrangement for the benefit of employees, former employees, consultants, members or directors of the Manager, (B) grant or announce any material increase in the compensation of employees of the Manager or any increase in the compensation payable or to become payable to any officer, consultant, member or director of the Manager, (C) enter into, establish, amend, terminate or renew any employment, consultancy, bonus, severance, termination pay, retirement or other similar agreement or arrangement (or amend any existing agreement or arrangement) that would trigger any key man clauses in any Manager CLO Management Agreements, or (D) accelerate the vesting or payment of the compensation payable or the benefits provided or to become payable or provided to any employees, former employees, consultants, members or directors of the Manager, or otherwise pay any amounts not due to such individuals, including severance or retention payments, or make any deposits or contributions of cash or other property or take any other action to fund or in any other way secure the payment of compensation or benefits, to the extent any such action could reasonably be expected to result in any Liability to the Manager;

           (xii)  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Manager;

          (xiii)  settle or compromise or commit to settle or compromise any Legal Proceeding in any manner that is adverse to the Manager or a Manager CLO Issuer, except for any Legal Proceedings that are settled or compromised for aggregate payments that do not exceed $50,000; provided, that in no event shall the Investor or the Manager compromise or settle any Legal Proceeding to the extent the Company's business (including the Manager's business post-Closing) would be materially restricted as a consequence thereof;

          (xiv)  make or declare any dividend or distribution;

            (xv)  enter into any new line of business;

          (xvi)  form any Subsidiary; or

         (xvii)  authorize, agree or commit to do any of the foregoing.

        Section 5.2    Conduct of Business of the Company.     The Company agrees that:

          (a)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement, the Ancillary Documents or provided in Section 5.2(a) of the Company Disclosure Schedule, without the prior written consent of the Investor (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to (i) conduct its business in the ordinary course of business consistent with past practice, (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and (iii) duly comply with all applicable Laws.

          (b)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement or provided in Section 5.2(b) of the Company Disclosure Schedule without the prior written consent of the Investor (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause its Subsidiaries not to:

              (i)  amend the Constituent Documents of the Company;

             (ii)  incur, assume or guarantee any Indebtedness or grant any Lien (other than any Permitted Lien) on any material asset or property of the Company or any of its Subsidiaries, except for (x) Indebtedness incurred in connection with the refinancing of the subordinated notes issued by Deerfield Capital Trust I, (y) Indebtedness incurred in connection with financing of investment positions in financial assets and related hedging activity and (z) Indebtedness incurred in the ordinary course of business;

            (iii)  (A) issue, deliver, sell, authorize, grant, dispose of, pledge or otherwise encumber Common Stock or any Equity Interests of any of the Company's Subsidiaries, or any class of securities convertible into, exchangeable or exercisable for, or rights, warrants or options to acquire, any Common Stock or any Equity Interests of any of the Company's Subsidiaries, (B) split, combine, or reclassify any Common Stock; or (C) repurchase, redeem or otherwise acquire any Common Stock;

            (iv)  acquire, purchase, license or lease (in each case, whether by merger, consolidation or by any other manner) any business or Person or any material assets or Equity Interests thereof, individually or in the aggregate, in excess of $250,000 (other than non-exclusive licenses of Intellectual Property in the ordinary course of business);

             (v)  transfer, sell, lease, license, surrender, divert, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets other than financial assets in ordinary course of business, assets not being transferred to the New Leased Premises and non-exclusive licenses of Intellectual Property in the ordinary course of business;

            (vi)  change in any material respect the Company's method of accounting or any accounting principle, method, estimate or practice, except as may be required by changes in GAAP or applicable Law;

           (vii)  waive, reduce or defer any fee payable under any Company CLO Management Agreement or Company CLO Indenture , except as set forth in Section 5.2(b)(vii) of the Company Disclosure Schedule;

          (viii)  consent to any amendment or supplement to any Company CLO Issuer Document;

            (ix)  cancel, terminate, amend or enter into, or assign or waive any material rights or claims under, any (x) Company CLO Management Agreement or (y) Company Material Contract;

             (x)  merge or consolidate with or into, another Person or enter into any joint venture or partnership agreement or similar Contract;

            (xi)  except as set forth on Section 5.2(b)(xi) of the Company Disclosure Schedule, as otherwise required by Law or the terms of the Company Benefit Plans as such terms exist on the date of this Agreement (A) adopt, terminate or amend or secure any Company Benefit Plan or any other benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase plan, program or commitment, paid time off for sickness or other plan, program or arrangement for the benefit of employees, former employees, consultants or directors of the Company, (B) grant or announce any material increase in the compensation of employees or any increase in the compensation payable or to become payable to any officer, consultant or director of the Company, (C) enter into, establish, amend, terminate or renew any employment, consultancy, bonus, severance, termination pay, retirement or other similar agreement or arrangement (or amend any existing agreement or arrangement), or (D) accelerate the vesting or payment of the compensation payable or the benefits provided or to become payable or provided to any employees, former employees, consultants or directors of the Company, or otherwise pay any amounts not due to such individuals, including severance or retention payments, or make any deposits or contributions of cash or other property or take any other action to fund or in any other way secure the payment of compensation or benefits, to the extent any such action could reasonable be expected to result in any increased Liability to the Company;

           (xii)  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any Subsidiary;

          (xiii)  settle or compromise or commit to settle or compromise any Legal Proceeding in any manner that is adverse to the Company, any of its Subsidiaries or any Company CLO Issuer, except for any Legal Proceedings that are settled or compromised for aggregate payments that do not exceed $50,000; provided, that in no event shall the Company or such Subsidiary compromise or settle any Legal Proceeding to the extent the Company or such Subsidiary's business would be materially restricted as a consequence thereof;

          (xiv)  make or declare any dividend or distribution, or set aside any funds for the purpose thereof, other than cash dividends from any wholly-owned Subsidiary of the Company to either (i) the Company or (ii) another wholly-owned Subsidiary of the Company;

           (xv)  enter into any new line of business; or

          (xvi)  authorize, agree or commit to do any of the foregoing.

        Section 5.3    Access to Information.

          (a)   Between the date of this Agreement and the earlier of the Closing and the date on which the Agreement is terminated in accordance with its terms, the Investor shall cause the Manager to, and the Manager shall, provide to the Company copies of all notices and reports under any Manager CLO Management Agreement or Manager CLO Issuer Document and afford to the Company and its professional advisors reasonable access during normal business hours and upon reasonable prior notice to all of the properties, personnel, Contracts, Books and Records of the Manager and shall promptly deliver or make available to the Company information concerning the business, properties, assets and personnel of the Manager as the Company may from time to time reasonably request; provided that the Company shall not have any access to any document or information which is subject to the terms of a confidentiality agreement with a third party or which is covered by attorney-client privilege, in each case, after taking into account any reasonable proposals made by the Company, and reasonably acceptable to the Investor, to limit or restrict such access or information (or the use thereof) in order to avoid such violations. If any material is withheld pursuant to the preceding sentence, the Investor shall inform the Company in reasonable detail as to the nature of what is being withheld.

          (b)   Between the date of this Agreement and the earlier of the Closing and the date on which the Agreement is terminated in accordance with its terms, the Company shall provide to the Investor copies of all notices and reports under any Company CLO Management Agreement or Company CLO Issuer Document and shall afford to the Investor and its professional advisors reasonable access during normal business hours and upon reasonable prior notice to all of the properties, personnel, Contracts, Books and Records of the Company and shall promptly deliver or make available to the Investor information concerning the business, properties, assets and personnel of the Company as the Investor may from time to time reasonably request; provided that the Investor shall not have any access to any document or information which is subject to the terms of a confidentiality agreement with a third party or which is covered by attorney-client privilege, in each case, after taking into account any reasonable proposals made by the Investor, and reasonably acceptable to the Company, to limit or restrict such access or information (or the use thereof) in order to avoid such violations. If any material is withheld pursuant to the preceding sentence, the Company shall inform the Investor in reasonable detail as to the nature of what is being withheld.

          (c)   The Investor shall deliver the Manager Financial Information to the Company as reasonably practicable after the date of this Agreement.

          (d)   All information disclosed pursuant to this Section 5.3 shall be subject to the Confidentiality Agreement.

        Section 5.4    Publicity.     Prior to the Closing Date, except as may be required by Law, including the rules and regulations promulgated by the SEC or NASDAQ, the Parties agree that no public release or announcement by the Investor, the Manager, or the Company concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by the Investor and the Company which approval shall not be unreasonably withheld, delayed or conditioned. If any such public announcement is required by Law to be made by any Party, prior to making such announcement, such Party will deliver a draft of such announcement to each other Party, and shall give each other Party reasonable opportunity to comment thereon.

        Section 5.5    Notice of Events.     Between the date of this Agreement and the earlier of the Closing and the date on which the Agreement is terminated in accordance with its terms, (i) the Investor shall give prompt notice to the Company and (ii) the Company shall give prompt notice to the Investor, of: (a) any fact, event or circumstance to the Knowledge of the Manager or to the Knowledge of the Company, as applicable, that would cause, or reasonably be expected to cause, the failure of any conditions precedent to its obligations as specified in Article 6 to be satisfied so as to permit the consummation of the transactions contemplated hereby prior to the End Date, (b) any fact, event or circumstance that (1), to the Knowledge of the Manager or to the Knowledge of the Company, as applicable, would, individually or in the aggregate, reasonably be expected to have a Manager Material Adverse Effect or a Company Material Adverse Effect, as applicable, (2) to the Knowledge of the Manager or to the Knowledge of the Company, as applicable, would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the applicable Party herein, or (3) would cause, or reasonably be expected to cause or constitute, a breach in any material respect of any covenant or other agreement to be performed or complied with by the applicable Party hereunder, (c) the receipt of any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the transactions contemplated hereby, and (d) any Legal Proceedings commenced or, to the Knowledge of the Manager or to the Knowledge of the Company, as applicable, threatened, relating to or involving or otherwise affecting an applicable Party that, if pending on the date of this Agreement, would have been required to have been disclosed by the applicable Party hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any Party.

        Section 5.6    Commercially Reasonable Efforts; Filings and Authorizations.     (a) Each of the Investor, the Manager and the Company shall use commercially reasonable efforts to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable to cause the conditions set forth in Article 6 to be satisfied and to consummate and make effective the transactions contemplated hereby.

          (b)   Each of the Investor, the Manager and the Company shall cooperate with each other and use commercially reasonable efforts to (i) as soon as practicable after the date hereof, (A) file such applications, notices, petitions, registrations and requests as may be required or advisable to be filed by it with any Governmental Authority in order to consummate the transactions contemplated hereby, (B) use commercially reasonable efforts to obtain Governmental Approvals of all such Governmental Authorities referred to in the preceding clause (A), and (C) use commercially reasonable efforts to satisfy all conditions, undertakings and requirements as may be necessary or appropriate to obtain all such Governmental Approvals or as may be set forth therein, (ii) furnish the other Parties with copies of all documents (except documents or portions thereof for which confidential treatment has been requested or given), notices, correspondence and communications (A) prepared by or on behalf of such Party for submission to any Governmental Authority and (B) received by or on behalf of such Party from any Governmental Authority, in each case in connection with the transactions contemplated hereby and (iii) use its commercially reasonable efforts to consult with and keep the other Parties hereto informed as to the status of such matters; provided, that (x) none of the Investor, the Manager and the Company shall agree orally or in writing to any material amendments to any Manager Material Contract or Company Material Contract, to any material concessions in any commercial arrangements or to any material loss of rights (whether to have effect prior to or after the Closing), in each case, in connection with obtaining any Governmental Approval without first obtaining the prior written consent of the Investor or the Company, as applicable, and (y) none of the Investor, the Manager and the Company shall agree orally or in writing to any material concessions in any commercial arrangements or to any material loss of rights (whether to have effect prior to or after the Closing), in connection with obtaining any Governmental Approval, which would materially restrict or materially limit the operations of any of the Investor, the Manager and the Company or their Affiliates, without first obtaining the prior written consent of the Investor or the Company, as applicable. To the extent that any application, notice, registration or request so filed by any Party contains any significant information relating to the other Parties or any of their Affiliates, prior to submitting such application, notice, registration or request to any Governmental Authority, such Party will permit the other Parties to review such information and will consider in good faith the suggestions of such other Parties with respect thereto.

          (c)   Each of the Investor, the Manager and the Company shall use its commercially reasonable efforts to cooperate with the other Parties in the preparation and filing of any applications, notices, registrations and responses to requests for additional information from Governmental Authorities in connection with the transactions contemplated hereby, including providing such information as may be reasonably necessary for inclusion in such applications, notices, registrations and responses.

        Section 5.7    Client Consents.     (a) As promptly as practicable following the date hereof but in no event later than ten calendar days after the date hereof, (x) the Investor and the Manager shall take the applicable steps with respect to (i) Consents of Clients as are set forth on Section 5.7(a)(i) of the Manager Disclosure Schedule (the "Manager Client Consents") and (ii) Consents pursuant to the Manager CLO Management Agreements as are set forth on Section 5.7(a)(ii) of the Manager Disclosure Schedule (together with the Manager Client Consents, the "Manager Consents") and (y) the Company and its Subsidiaries shall take the applicable steps with respect to (i) Consent of Clients as are set forth on Section 5.7(a)(i) of the Company Disclosure Schedule (the "Company Client Consents") and (ii) Consents pursuant to the Company CLO Management Agreements as are set forth on Section 5.7(a)(ii) of the Company Disclosure Schedule (together with the Company Client Consents, the "Company Consents").

          (b)   (i) In connection with obtaining the Manager Consents, at all times prior to the Closing, the Investor and the Manager shall take reasonable steps to keep the Company informed of the status of obtaining such Manager Consents and, upon the Company's request, furnish to the Company copies of any executed Manager Consents and make available for the Company's inspection the originals of such Manager Consents and any materials distributed to or received from Clients relating to the Manager Consent process.

             (ii)  The Company shall be provided a reasonable opportunity to review and comment upon all Consent materials to be used by the Investor and the Manager prior to distribution. The Investor and the Manager shall incorporate all of the Company's reasonable comments into such materials. The Investor and the Manager shall promptly upon their receipt furnish to the Company copies of any and all substantive correspondence between them and Clients or representatives or counsel of such Clients relating to the Consent solicitation provided for in this Section 5.7.

          (c)   (i) In connection with obtaining the Company Consents, at all times prior to the Closing, the Company shall take reasonable steps to keep the Investor informed of the status of obtaining such Company Consents and, upon the Investor's request, furnish to the Investor copies of any executed Company Consents and make available for the Investor's inspection the originals of such Company Consents and any materials distributed to or received from Clients relating to the Company Consent process.

             (ii)  The Investor shall be provided a reasonable opportunity to review and comment upon all Consent materials to be used by DCM prior to distribution. The Company shall incorporate all of the Investor's reasonable comments into such materials. The Company shall promptly upon its receipt furnish to the Investor copies of any and all substantive correspondence between it and DCM's Clients or representatives or counsel of such Clients relating to the Consent solicitation provided for in this Section 5.7.

          (d)   Prior to entering into a new Advisory Contract or Strategic Financing Agreement with any new Client, the Company and the Manager shall inform, or cause to be informed, in writing, with the same disclosures that are provided to Clients in connection with obtaining Manager Consents or Company Consents, as applicable, each potential counterparty to such Advisory Contract or Strategic Financing Agreement of the transactions contemplated by this Agreement, and shall include in the applicable Advisory Contract or Strategic Financing Agreement a provision disclosing the transactions contemplated hereby and the Consent of the new Client or counterparty thereto (to the extent permitted by applicable Laws).

        Section 5.8    Proxy Statement; Stockholders Meeting.

          (a)   As soon as practicable after the execution of this Agreement but no later than 10 Business Days after the execution of this Agreement; provided that if the Company has not received the Manager Financial Information within the 10 Business Days after the execution of this Agreement, then no later than 5 Business Days following receipt by the Company of the Manager Financial Information, the Company shall prepare and file with the SEC the preliminary Proxy Statement. The Company shall respond to any comments of the SEC or its staff and shall cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time after the resolution of any such comments. The Company shall (i) promptly provide the Investor and its counsel notice of the receipt of any written comments, and promptly inform the Investor and its counsel of the receipt of any oral comments, of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the Investor and its counsel copies of all correspondence between the Company or any representative of the Company and the SEC, (ii) give the Investor and its counsel the opportunity to review and comment upon the Proxy Statement prior to its being filed with the SEC and shall give the Investor and its counsel the opportunity to review and comment upon all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC, in each case to the extent practicable, (iii) subject to Section 5.8(b), use its commercially reasonable efforts to obtain the Stockholder Approval and (iv) use its reasonable best efforts otherwise to comply with all legal requirements applicable to such meeting. If, at any time prior to the Stockholder Meeting, any information relating to the Company, the Investor or Manager or any of their respective Affiliates, directors or officers should be discovered by the Company or Investor, which should be set forth in an amendment or supplement to the Proxy Statement or the Other Filings so that the Proxy Statement or the Other Filings shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement or filing the Other Filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC or its staff with respect thereto, the Party responsible for filing or mailing such document shall provide the other Party a reasonable opportunity to review and comment on such document or response and shall include in such document or response comments reasonably proposed by the other party. The Company and the Investor shall cooperate with one another in connection with the preparation of the Proxy Statement and shall furnish all information concerning such Party as the other Party may reasonably request in connection with the preparation of the Proxy Statement.

          (b)   The Company, acting through its Board of Directors, shall duly call, give notice of, convene and hold as promptly as practicable the Stockholders Meeting for the purpose of considering and voting upon the issuance of the shares comprising the Stock Consideration and the Conversion Shares and shall use its commercially reasonable efforts to cause such meeting to occur as promptly as reasonably practicable. Except in the event of a Change of Board Recommendation specifically permitted by Section 5.10(b), the Proxy Statement shall include the Company Recommendation and the Board of Directors of the Company (and all applicable committees thereof) shall use its reasonable best efforts to obtain from its stockholders the Stockholder Approval in favor of the consummation of the transactions contemplated by this Agreement. Unless this Agreement is validly terminated in accordance with its terms pursuant to Article 8, the Company shall submit the issuance of the shares comprising Stock Consideration and the Conversion Shares to its stockholders at the Stockholder Meeting even if its Board of Directors shall have withdrawn, modified or qualified its recommendation thereof or otherwise effected a Change of Board Recommendation or proposed or announced any intention to do so. Subject to Section 5.10(a) , the Company shall take all action that is both reasonable and lawful to solicit from its stockholders proxies in favor of the issuance of the shares comprising the Stock Consideration and the Conversion Shares, and shall take all other action reasonably necessary or advisable to secure the Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Stockholders Meeting to a date that is not more than 30 days after the original scheduled date for the Stockholders Meeting to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company's stockholders, or if as of the time for which the Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders Meeting.

          (c)   Except as provided for in Section 5.10(b), neither the Board of Directors of the Company nor the Special Committee shall withdraw, qualify, or modify, or publicly propose to withdraw, qualify or modify, in a manner adverse to the Investor, the Company Recommendation or the approval or declaration of advisability by the Board of Directors of the Company or the Special Committee of this Agreement and the transactions contemplated hereby.

        Section 5.9    Investor No Shop.     From the date of this Agreement until the earlier of the Closing Date or termination of this Agreement in accordance with its terms, the Investor and its Affiliates shall not, shall not permit any of their respective members, directors, officers or employees to, and shall use their commercially reasonable efforts to cause their respective investment bankers, financial advisors, attorneys, accountants and other representatives (collectively, the "Investor Representatives") not to, directly or indirectly, (i) discuss, negotiate, undertake, initiate, authorize, recommend, propose or enter into, any Manager Alternative Proposal, (ii) solicit or knowingly encourage or facilitate, negotiations or submissions of proposals or offers in respect of a Manager Alternative Proposal, (iii) furnish or cause to be furnished, to any Person, any confidential information concerning the business, operations, properties or assets of the Manager or the Manager CLO Issuers in connection with a Manager Alternative Proposal or (iv) or execute or enter into any agreement, understanding, letter of intent or arrangement with respect to a Manager Alternative Proposal. The Investor shall immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than the Company) conducted heretofore with respect to any Manager Alternative Proposal. The Investor agrees not to release any third party from the confidentiality of any agreement regarding the Manager or the Manager CLO Issuers.

        Section 5.10    The Company No Shop.

          (a)   The Company agrees that, except as expressly permitted by this Section 5.10, the Company shall not, shall cause its Subsidiaries not to, and the Company and its Affiliates shall not permit their respective directors, officers or employees to, and shall use their commercially reasonable efforts to cause their respective investment bankers, advisors, attorneys, accountants and other representatives (collectively, the "Company Representatives") not to, directly or indirectly, (i) initiate, solicit, facilitate or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Company Alternative Proposal or engage in, participate in or continue any discussions or negotiations with respect thereto or otherwise cooperate with or assist or facilitate any such inquiries, proposals, offers, discussions or negotiations, (ii) approve or recommend, or publicly propose to approve or recommend, any Company Alternative Proposal, (iii) furnish or cause to be furnished, to any Person, any non-public information concerning the business, operations, properties or assets of the Company or the Company CLO Issuers in connection with a Company Alternative Proposal (other than pursuant to a confidentiality agreement described below), (iv) withdraw, change, amend, modify or qualify, or propose publicly to withdraw, change, amend, modify or qualify, in a manner adverse to Investor or Manager, or otherwise make any statement or proposal inconsistent with, the Company Recommendation, (v) enter into any agreement, understanding, letter of intent, agreement in principle or other agreement or understanding relating to a Company Alternative Proposal or arrangement with respect to a Company Alternative Proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or (vi) resolve, propose or agree to do any of the foregoing (any action or failure to act set forth in the foregoing clauses (ii), (iv) or (vi) (to the extent related to the foregoing clauses (ii) or (iv)), a "Change of Board Recommendation"). The Company shall, and shall cause the Company Subsidiaries and Company Representatives to, immediately cease and cause to be terminated any and all activities, solicitations, encouragement, discussions or negotiations with any Persons conducted prior to the execution of this Agreement by the Company, its Subsidiaries or any of the Company Representatives with respect to any Company Alternative Proposal. Subject to Section 5.10(b), none of the Company, the Board of Directors of the Company or the Special Committee shall recommend to the holders of Common Stock any Company Alternative Proposal or approve any agreement with respect to a Company Alternative Proposal. Nothing contained in this Section 5.10 shall prohibit the Board of Directors of the Company or the Special Committee from taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) and Rule 14d-9(f) promulgated under the Exchange Act; provided, however, that any disclosure other than a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, an express rejection of any applicable Company Alternative Proposal, making any disclosure legally required, in the opinion of the Company's outside counsel, to the Stockholders of the Company with regard to such Company Alternative Proposal or an express reaffirmation of its recommendation to its stockholders in favor of the Transaction shall be deemed to be a Change of Board Recommendation for purposes of this Agreement.

          (b)   Notwithstanding anything to the contrary contained in Section 5.10(a), if at any time following the date hereof and prior to obtaining Stockholder Approval the Company has received a bona fide written Company Alternative Proposal from a third party, (i) the Company has not breached this Section 5.10, (ii) the Board of Directors of the Company determines in good faith, after consultation with its financial advisors and outside counsel, that such Company Alternative Proposal constitutes or is reasonably likely to result in a Superior Proposal and (iii) after consultation with its outside counsel, the Board of Directors of the Company determines in good faith that the failure to take such action is necessary to comply with its fiduciary duties to the stockholders of the Company and director duties under applicable Law, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Company Alternative Proposal and (B) participate in discussions or negotiations with the Person making such Company Alternative Proposal regarding such Company Alternative Proposal; provided that the Company (x) shall promptly notify Investor orally and in writing (and in any event within 24 hours) of any determination concerning an Company Alternative Proposal pursuant to this Section 5.10(b), (y) will not, and will not allow its Subsidiaries and the Company Representatives to, disclose any information to such Person without first entering into a confidentiality agreement that contains confidentiality provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement and (z) will promptly provide to Investor any information concerning the Company or its Subsidiaries provided to such other Person which was not previously provided to the Investor.

          (c)   Notwithstanding anything to the contrary contained in Section 5.10, if an Intervening Event occurs or the Company receives a Company Alternative Proposal which the Board of Directors of the Company concludes in good faith, after consultation with outside counsel and its financial advisors, constitutes a Superior Proposal, after (in each case) giving effect to all of the adjustments to the terms of this Agreement which may be offered by the Investor (including pursuant to clause (iii) below), the Board of Directors of the Company may at any time prior to obtaining Stockholder Approval, if it determines in good faith, after consultation with outside counsel, that such action is necessary to comply with its fiduciary duties to the stockholders of the Company under applicable Law, (x) effect a Change of Board Recommendation and/or (y) solely with respect to a Superior Proposal, terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to the foregoing clause (y), and any purported termination pursuant to the foregoing clause (y) shall be void and of no force or effect, unless in advance of or concurrently with such termination the Company pays the Termination Fee; and provided further that the Board of Directors of the Company may not withdraw, modify or amend the Company Recommendation in a manner adverse to Investor pursuant to the foregoing clause (x) or terminate this Agreement pursuant to the foregoing clause (y) unless (A) the Company shall not have breached this Section 5.10 and (B):

              (i)  with respect to clause (y), such Superior Proposal has been made and has not been withdrawn and continues to be a Superior Proposal;

             (ii)  with respect to clause (x) and (y), the Company shall have provided prior written notice to Investor, at least five Business Days in advance (the "Notice Period"), of its intention to take such action, which notice, shall described, as applicable, the material terms and conditions of such Superior Proposal (including the identity of the party making such Superior Proposal) or reasonable detail regarding such Intervening Event, and shall have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such Superior Proposal and other material documents, including the definitive agreement with respect to such Superior Proposal (the "Alternative Acquisition Agreement"); and

            (iii)  with respect to clause (x) and (y), prior to effecting such Change of Board Recommendation or terminating this Agreement to enter into a definitive agreement with respect to such Superior Proposal, the Company shall, and shall cause the Company Representatives to, during the Notice Period, negotiate with Investor in good faith (to the extent Investor desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that (A) with respect to clause (x), the Board of Directors of the Company no longer deems it necessary to effect a Change of Board Recommendation or (B) with respect to clause (y), such Company Alternative Proposal ceases to constitute a Superior Proposal.

          In the event of any material revisions to the Superior Proposal, the Company shall be required to deliver a new written notice to the Investor and to comply with the requirements of this Section 5.10(c) with respect to such new written notice.

          (d)   The Company shall promptly (and in any event within 24 hours) notify Investor in writing in the event that the Company, any of its Subsidiaries or any Company Representative receives (i) any Company Alternative Proposal, (ii) any request for non-public information relating to the Company or any Subsidiary of the Company other than requests for information in the ordinary course of business consistent with past practice and unrelated to an Company Alternative Proposal, (iii) any inquiry or request for discussions or negotiations regarding any Company Alternative Proposal or (iv) any notice that any Person is reinstituting any Company Alternative Proposal that the Company, any Subsidiary of the Company or any of the Company Representatives received prior to the date of this Agreement. The Company shall notify Investor promptly (and in any event within 24 hours) with the identity of such Person and a copy of such Company Alternative Proposal, notice, inquiry or request (or, where no such copy is available, a reasonably detailed description of such Company Alternative Proposal, indication, notice, inquiry or request), including any modifications thereto. The Company shall keep the Investor reasonably informed on a current basis (and in any event at Investor's request and otherwise no later than 24 hours after the occurrence of any changes, developments, discussions or negotiations) of the status of any Company Alternative Proposal, indication, notice, inquiry or request (including the terms and conditions thereof and of any modification thereto), and any developments, discussions and negotiations, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting the foregoing, the Company shall promptly (and in any event within 24 hours) notify Investor orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning an Company Alternative Proposal pursuant to Section 5.10(b). The Company shall not, and shall cause its Subsidiaries not to, enter into any

  Contract with any Person subsequent to the date of this Agreement, and neither the Company nor any of its Subsidiaries is party to any Contract, in each case, that prohibits the Company from providing such information to Investor. The Company shall not, and shall cause its Subsidiaries not to, terminate, waive, amend or modify any provision of, or grant permission under, any standstill or confidentiality Contract to which the Company or any of its Subsidiaries is a party, and the Company shall, and shall cause its Subsidiaries to, enforce the provisions of any such agreement; provided, however, that the Company may grant a limited waiver of a standstill agreement solely to permit an Company Alternative Proposal to be made if it determines in good faith, after consultation with outside counsel, that such actions are necessary to comply with the fiduciary duties of the Board of Directors of the Company to the stockholders of the Company under applicable Law. The Company shall provide Investor with seventy-two (72) hours prior notice (or such lesser prior notice as is provided to the members of the Board of Directors of the Company) of any meeting of the Board of Directors of the Company at which it the Board of Directors of the Company is reasonably expected to consider any Company Alternative Proposal.

        Section 5.11    Termination of Affiliate Transactions.     Except as set forth in Section 5.11 of the Manager Disclosure Schedule, all Contracts or arrangements between the Manager, on the one hand, and the Investor and any of its Affiliates (other than the Manager), on the other hand, shall be terminated as of the Closing, and all Liabilities thereunder shall thereupon be discharged and released.

        Section 5.12    Tax Matters.

          (a)   After the Closing Date, the Company and the Investor shall provide each other with reasonable cooperation in connection with the preparation of Tax Returns of the Company or the Investor and shall make available to the other and to any taxing authority, as reasonably requested, all information, records or documents in their possession relating to Tax Liabilities or potential Tax Liabilities of or relating to the Company or the Manager for all periods prior to or including the Closing Date and shall preserve all such information, records and documents in accordance with their regular document retention policies.

          (b)   The Company will be responsible for all sales, use, stamp, recordation and similar transfer Taxes imposed with respect to the transactions contemplated by this Agreement. If the Investor pays a portion of such Taxes, the Company must reimburse the Investor promptly after receipt of notice of payment by the Investor together with evidence of payment.

          (c)   Unless the Investor consents otherwise after discussion between the Company and the Investor (such consent not to be unreasonably conditioned, delayed or withheld), the Company shall make a "closing-of-the-books election" pursuant to Treasury Regulations Section 1.382-6(b) (and pursuant to any corresponding provision of applicable state and local Law) with respect to the taxable year in which an "ownership change" (within the meaning of Section 382(g) of the Code) occurs in connection with the transactions contemplated by this Agreement.

          (d)   The Investor shall prepare or cause to be prepared any Tax Returns of or relating to the Manager for any taxable period ending on or before the Closing Date and for any Straddle Period. The Investor shall deliver at least ten (10) days prior to the due date for the filing of any such Tax Return for a Straddle Period to the Company for the Company's review and approval a draft of such Tax Return, which approval shall not be unreasonable withheld.

          (e)   The Investor and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, shall promptly notify each other upon receipt by such Person of written notice of any inquiry, claim, assessment, audit or similar event with respect to Taxes relating to a taxable period (or portion thereof) ending on or before the Closing Date for which the Investor may be liable under this Agreement (any such inquiry, claim, assessment, audit or similar event, a "Tax Contest"). The Investor shall control the conduct of all Tax Contests, including any settlement or compromise thereof; provided, however, that the Investor shall not settle or compromise any Tax Contest without the prior written approval of the Company, which approval shall not be unreasonably withheld. The Company may participate at its own expense with respect to any Tax Contest. To the extent this Section 5.12(e) is duplicative of or conflicts with any provision in Article 7, this Section 5.12(e) shall govern.

          (f)    Neither the Company nor any of its Affiliates may amend, refile or otherwise modify any Tax Return of the Manager relating to any Pre-Closing Tax without the prior written consent of the Investor, which consent shall not be unreasonably withheld.

          (g)   Any Tax refund or amount credited against Taxes in lieu of a Tax refund, including any interest paid therewith and net of any reasonable cost associated therewith, relating to any Pre-Closing Tax shall be the property of the Investor, and, if received by (or, in the case of a credit, credited to) the Company or any of its Affiliates, shall be paid over to the Investor within thirty (30) days following receipt of such refund or entitlement to such credit.

          (h)   For purposes of calculating the amount of Pre-Closing Taxes relating to any Straddle Period, the portion of any Tax that is allocable to the portion of such Straddle Period ending on the Closing Date shall be: (A) in the case of real property Taxes, personal property Taxes and similar ad valorem Taxes, deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction the numerator of which is the number of calendar days in the portion of such Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period and (B) in the case of Taxes other than those described in clause (A), determined from the books and records of the Manager (or, if applicable, the Investor or its Affiliates) as though the taxable year of the Manager (or, if applicable, the Investor or its Affiliates) terminated at the close of business on the Closing Date.

        Section 5.13    Listing.     The Company shall use its commercially reasonable efforts at all times to cause the shares of Common Stock comprising the Stock Consideration to be approved for listing on the NASDAQ or such other securities exchange or quotation system, if any, on which the Common Stock is listed from time to time, subject to official notice of issuance. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.13.

        Section 5.14    Management Fees.     The Investor and the Manager covenant and agree that any management fees related to or arising out of the management of any Manager CLO Issuer earned, accrued or received by the Manager after February 28, 2010 shall not be distributed to or otherwise transferred to the Investor or any of its Affiliates and to the extent not used to pay Manager Shutdown Liabilities prior to Closing shall be retained by the Manager and preserved for the benefit of the Company.

        Section 5.15    Manager CLO Issuers.     For so long as an Affiliate of the Company is the collateral manager of any Manager CLO Issuer, Investor shall not, directly or indirectly, and shall cause Affiliates of Investor not to, directly or indirectly, take any action, either individually or collectively with any other Person to (i) cause the removal of an Affiliate of the Company as collateral manager of any Manager CLO Issuer, including pursuant to any "key person" provision of any Manager CLO Management Agreement, or terminate any Manager CLO Management Agreement or (ii) vote in favor of a redemption of any securities issued by any Manager CLO Issuer or the acceleration or liquidation of any Manager CLO Issuer.

        Section 5.16    Market Activity.     The Investor agrees that from the date of this Agreement until the earlier of the Closing Date or termination of this Agreement in accordance with its terms, that it shall not, and shall not permit any Person acting on its behalf to, engage in Short Sales, derivatives, participations, swaps or other arrangements that transfer to another Person, in whole or in part, any of the economic consequences of ownership of the Common Stock.

        Section 5.17    Resignations.     The Manager agrees that it will provide the Company with written resignations or severance agreements containing such resignations or terminations of all officers, managers or directors of the Manager other than the Key Employees, in form and substance reasonably satisfactory to the Company, or the Company shall otherwise be reasonably satisfied that such officers, directors or managers have been terminated and all Liabilities relating thereto have been set forth in the Estimated Manager Shutdown Liabilities.

        Section 5.18    Waiver under Company Constituent Documents.     On or prior to the Closing Date, the Board of Directors of the Company shall (i) waive any requirement that the Investor comply with any restrictions on transfer of Common Stock or Convertible Notes under Article IX of the Company Articles of Incorporation, (ii) submit to the Stockholders of the Company for a vote to amend the Company Articles of Incorporation to remove the restrictions regarding ownership and transfer of Common Stock and (iii) cause the Company Bylaws to be amended to remove references to the NYSE independence rules.

        Section 5.19    Further Assurances.     From and after the Closing, each Party shall cooperate with the others, and execute and deliver, or use commercially reasonable efforts to cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and take all such other actions as such Party may reasonably be requested to take by the other Parties from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the consummation of the transactions contemplated hereby.

ARTICLE 6
CONDITIONS TO THE CLOSING

        Section 6.1    Conditions to Obligation of the Company.     The obligation of the Company under this Agreement to consummate the transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Company:

          (a)   Stockholder Approval.    The Stockholder Approval shall have been obtained.

          (b)   No Injunctions or Restraints; Illegality.    No Order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal consummation of the transactions contemplated hereby.

          (c)   Governmental Approvals.    All Governmental Approvals necessary for the consummation of the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired, except for Governmental Approvals the failure of which to have been obtained and waiting periods the failure of which to have expired, do not and would not reasonably be expected to have, individually or in the aggregate, a Manager Material Adverse Effect or Company Material Adverse Effect.

          (d)   Representations and Warranties Accurate.    All representations and warranties of the Investor and the Manager set forth in Article 3 shall be true and correct (without giving effect to any limitation as to "materiality" or any derivative thereof or "material adverse effect" set forth therein), except where the failure or failures of such representations and warranties of the Manager and the Investor set forth in Article 3 to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Manager Material Adverse Effect provided, that the representations and warranties of the Manager contained in Sections 3.1(a), 3.2 and 3.3 shall be true and correct in all respects, in each case at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date).

          (e)   Performance.    The Investor and the Manager shall have performed and complied in all material respects with all covenants and other agreements required by this Agreement and the Ancillary Documents to be performed and complied with by them prior to or on the Closing Date.

          (f)    No Manager Material Adverse Effect.    From the date of this Agreement to the Closing Date, no Manager Material Adverse Effect has occurred.

          (g)   Manager CLO Issuers.    The Manager shall have not have received notice from any CLO Issuer or CLO Investor that it may cause, either individually or collectively with others, a redemption of any securities issued by such Manager CLO Issuer or termination of any Manager CLO Management Agreement.

          (h)   Convertible Notes Agreement.    The transactions contemplated by the Convertible Notes Agreement shall be consummated contemporaneously with the Closing (except to the extent that failure of transactions under the Convertible Notes Agreement to be consummated results from a breach of the Convertible Notes Agreement by the Company or a failure by the Company to satisfy any conditions therein).

          (i)    FIRPTA Certificate.    The Investor shall have provided to the Company a FIRPTA certificate which meets the requirements of Section 1445 of the Code which provides that the Investor is not a foreign person for purposes of Section 1445 of the Code.

          (j)    Debt Buyback.    The Company shall have consummated or caused to be consummated the Debt Buyback in an aggregate amount not greater than $55,000,000 plus accrued interest thereon to the Closing Date.

          (k)   Ancillary Documents.    The Company shall have received copies of each of the Ancillary Documents, duly executed by the Investor and the Manager, as applicable.

          (l)    Delivery of Units.    The Investor shall have delivered all documents, if any, necessary to transfer to the Company the Units, free and clear of all Liens (other than restrictions under applicable federal and state securities laws) including certificates representing all of the Units endorsed in blank or accompanied by duly executed assignment documents.

          (m)  Employment Agreements.    Each of the Employment Agreements shall be in full force and effect.

          (n)   Officer's Certificate.    The Company shall have received a certificate executed by a duly authorized executive officer of the Investor on behalf of the Investor dated as of the Closing Date, (i) setting as forth as of the Closing Date (A) the aggregate amount of Retained Fees, and the amount thereof used to pay the Manager Shutdown Liabilities (specifying the same) and (B) cash and cash equivalents of Manager and (ii) to the effect that the conditions set forth in Sections 6.1(d), (e), (f) and (g) have been satisfied.

          (o)   Secretary's Certificate.    The Company shall have received (i) true, correct and complete copies of the Manager's Constituent Documents and (ii) action by the sole member of the Manager authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified as correct and complete as of the Closing Date by the Secretary or sole member of the Manager.

        Section 6.2    Conditions to Obligation of the Investor and the Manager.     The obligation of the Investor and the Manager to consummate the transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Investor:

          (a)   Stockholder Approval.    The Stockholder Approval shall have been obtained.

          (b)   Debt Buyback.    The Company shall have consummated or caused to be consummated the Debt Buyback in an aggregate amount not greater than $55,000,000 plus accrued interest thereon to the Closing Date.

          (c)   No Injunctions or Restraints; Illegality.    No Order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal consummation of the transactions contemplated hereby.

          (d)   Governmental Approvals.    All Governmental Approvals necessary for the consummation of the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired, except for Governmental Approvals the failure of which to have been obtained and waiting periods the failure of which to have expired, do not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (e)   Representations and Warranties Accurate.    All representations and warranties of the Company set forth in Article 4 shall be true and correct (without giving effect to any limitation as to "materiality" or any derivative thereof or "material adverse effect" set forth therein), except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not and would not reasonably be expected to have a Company Material Adverse Effect provided, that the representations and warranties of the Company contained in Sections 4.1(a), 4.2, 4.4 and 4.14(k) (excluding clause (ii)) shall be true and correct in all respects, and the representation and warranty of the Company contained in Section 4.14(k) (excluding clause (i)) shall be true and correct in all material respects, in each case at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date).

          (f)    Performance.    The Company shall have performed and complied in all material respects with all covenants and other agreements required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

          (g)   No Company Material Adverse Effect.    From the date of this Agreement to the Closing Date, no Company Material Adverse Effect has occurred.

          (h)   Company Consents.    The Company shall have obtained, prior to the Closing, the consents relating to the Company CLO Issuers representing more than 85% of the net present value of Company CDO management fees in aggregate. For purposes of this calculation, the net present value of management fees will be based upon the assumptions detailed in Section 1.1 of the Company Disclosure Schedule.

          (i)    Convertible Notes Agreement.    The transactions contemplated by the Convertible Notes Agreement shall be consummated contemporaneously with the Closing (except to the extent such failure of transactions under the Convertible Notes Agreement to be consummated results from a breach of the Convertible Notes Agreement by the Investor).

          (j)    Ancillary Documents.    The Investor shall have received copies of the Ancillary Documents, duly executed by the Company.

          (k)   Officer's Certificate.    The Investor shall have received a certificate executed by a duly authorized executive officer of the Company on behalf of the Company dated as of the Closing Date, to the effect that the conditions set forth in Sections 6.2(e), (f), (g) and (h) have been satisfied.

          (l)    Secretary's Certificate.    The Investor shall have received (i) true, correct and complete copies of the Company's Constituent Documents and (ii) resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified as correct and complete as of the Closing Date by the Secretary of the Company.

          (m)  Listing of Shares.    The Common Stock and the Conversion Shares shall have been approved for listing on the NASDAQ, subject to official notice of issuance.

          (n)   State Securities Laws.    The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by the state securities laws prior to the issuance of the Common Stock, and such authorization, approval, permit or qualification shall be effective at the Closing.

          (o)   Payment Agreement and Termination Agreement.    Each of the Payment Agreement and the Termination Agreement shall have been duly executed and delivered by the parties thereto and shall, as of the Closing, be in full force and effect without any waiver, termination, amendment or modification of any provision thereof or any agreement to with respect to any waiver, termination, amendment or modification.

ARTICLE 7
SURVIVAL; INDEMNIFICATION

        Section 7.1    Survival of Representations and Warranties and Covenants.     The representations and warranties contained herein or in any schedule, instrument or other writing delivered pursuant hereto shall not survive the Closing. The covenants and agreements contained herein of the Parties hereto shall survive the Closing without limitation (except for those which by their terms contemplate a shorter survival time).

        Section 7.2    Indemnification.     Subject to this Article 7, the Investor shall, from and after Closing, indemnify and hold the Company and its Affiliates (other than the Investor and its Affiliates that are Affiliates of the Company) and their respective directors, officers, employees, agents, successors and assigns (each, individually, a "Company Indemnified Party" and collectively, the "Company Indemnified Parties") harmless from and against and in respect of any Losses arising out of, attributable to, based upon or resulting from, (x) any Manager Operating Liabilities and (y) Pre-Closing Taxes.

        Section 7.3    Limitations on Indemnification.

          (a)   The Investor shall not have any liability under this Article 7 hereof unless and until the aggregate Losses suffered by the Company Indemnified Parties, on a cumulative basis, exceed $125,000 (the "Deductible"), and then only to the extent such Losses exceed the Deductible. The Investor shall not be required to indemnify the Company Indemnified Parties for an aggregate amount of Losses in excess of, whether based on contract, tort, strict liability, other Laws or otherwise, $5,000,000 (the "Cap"). The indemnification obligation set forth in Section 7.2(x) shall survive until the first anniversary of the Closing Date and the indemnification obligation set forth in Section 7.2(y) shall survive until the third anniversary of the Closing Date (the "Survival Period"); provided, however, that any obligations to indemnify and hold harmless shall not terminate with respect to any Losses as to which a Company Indemnified Person shall have given notice in accordance with Section 7.4 before the termination of the Survival Period. Notwithstanding anything to the contrary, in no event shall the Investor or any of its Affiliates be liable for, or indemnify any Company Indemnified Party with respect to, from and against and in respect of any Losses arising out of, attributable to, based upon or resulting from the Assumed Liabilities.

          (b)   To the extent that the Company Indemnified Parties have recovered all or any portion of their Losses with respect to any matter arising under one provision of this Agreement, such

  Company Indemnified Party shall not be entitled to recover such portion of such Losses pursuant to other provisions of this Agreement.

          (c)   No claim shall be brought or maintained by any Company Indemnified Party against any Investor Representative and no recourse shall be brought or granted against any such Investor Representatives (pursuant to Section 5.9), by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach of any of the representations, warranties or covenants of any party hereto set forth or contained in this Agreement or any exhibit or schedule hereto or any certificate delivered hereunder, unless such Company Indemnified Party reasonably and in good faith believes that such Investor Representative committed intentional fraud with respect to any such alleged misrepresentation, inaccuracy or breach, and no such Investor Representative shall be subject to any liability with respect to any such alleged misrepresentation, inaccuracy or breach except to the extent it has been judicially determined (and is non-appealable) to have arisen from the intentional fraud committed by such Investor Representative.

        Section 7.4    Notice and Defense of Claims.     (a) In order for a Company Indemnified Party to be entitled to seek any indemnification provided for under this Agreement, such Company Indemnified Party shall give notice (which shall describe in reasonable detail the basis of the claim for indemnification) to the Investor as promptly as practicable and in any event within 20 days after receiving knowledge of the occurrence of the event giving rise to such Company Indemnified Party's claim for indemnification; provided, that the failure of such Company Indemnified Party to give notice as provided in this Section 7.4 shall not relieve the Investor of its obligations under Section 7.2, except to the extent that the Investor shall have been actually and materially prejudiced as a result of such failure and the indemnification obligations are materially increased as a result of such failure. In the event of any Legal Proceeding asserted by any Person who is not a party (or a successor to a party) to this Agreement (a "Third Party Claim") which is or gives rise to an indemnification claim hereunder, the Investor may elect within 15 Business Days following notice of a Third Party Claim to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Investor, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Company Indemnified Party (whose approval shall not unreasonably be withheld), and the Company Indemnified Party may participate in such defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Investor; it being understood, however, that the Investor shall control such defense. Should the Investor elect to assume the defense of a Third Party Claim, the Investor shall not be liable to the Company Indemnified Party for legal expenses subsequently incurred by the Company Indemnified Party in connection with the defense thereof. Subject to the Cap, the Investor shall be liable for the fees and expenses of counsel employed by the Company Indemnified Party for any period during which the Investor has not assumed the defense thereof. If the Investor chooses to defend any Third Party Claim, all the parties hereto shall cooperate in the defense or prosecution of such Third Party Claim. Such cooperation shall include the retaining of and (upon the Investor's request) the providing to the Investor of records and information which are reasonably relevant to such Third Party Claim, and making employees and other representatives and advisors available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Regardless of whether or not the Investor shall have assumed the defense of a Third Party Claim (i) the Company Indemnified Party shall deliver to the Investor, within five Business Days after the Company Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Company Indemnified Party relating to the Third Party Claim and (ii) neither the Investor nor the Company Indemnified Party shall admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the other party, which shall not be unreasonably withheld. The Investor shall not enter into any settlement of, or consent to the entry judgment in connection with, any Third Party Claim unless such settlement (x) includes an unconditional release of such Company Indemnified Party, in form and substance reasonably satisfactory to such Company Indemnified Party, from all liability on claims that are the subject matter of such settlement (and does not impose any non monetary obligations or restrictions on any Company Indemnified Party), and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Company Indemnified Party. Notwithstanding the foregoing, the Investor shall continue to be entitled to assert any limitation on any claims contained in this Article 7.

          (b)   The parties hereto agree that process may be served on the Investor with respect to such Third Party Claim by service of process delivered in the manner and to the address for such Investor provided by Section 9.2.

        Section 7.5    Determination of Loss Amount.     The amount of any Loss subject to indemnification under Section 7.2 shall be calculated net of (a) any tax benefit that a Company Indemnified Party actually realizes on account of such Loss (but only to the extent such benefit is actually realized by such party on or before the end of the taxable year in which such indemnity payment is made) and (b) any insurance proceeds (net of direct collection expenses) or any indemnity, contribution or other similar payment actually received by the Company Indemnified Party from any third party with respect thereto. The Company Indemnified Party shall seek full recovery under all insurance policies covering any Loss to the same extent as they would if such Loss were not subject to indemnification hereunder. In the event that an insurance or other recovery is made by any Company Indemnified Party with respect to any Loss for which any such Person has been indemnified hereunder, then a refund equal to the aggregate amount of the recovery (less any costs or expenses to obtain such recovery) shall be made promptly to the Investor. The Investor shall be subrogated to all rights of the Indemnified Parties and their Affiliates in respect of any Losses indemnified by the Investor. Notwithstanding anything to the contrary contained in this Agreement, the Company shall have no right to indemnification hereunder with respect to any Loss or alleged Loss to the extent the amount of such Loss or alleged Loss is included in the calculation of Manager Shutdown Liabilities.

        Section 7.6    Mitigation.     The Parties shall cooperate with each other with respect to resolving any claim with respect to which the Investor is obligated to indemnify the Company Indemnified Parties hereunder, including by taking commercially reasonable efforts to mitigate or resolve any such claim or liability including responding to such claims or liabilities in the same manner as the applicable Party would respond to such claims or liabilities in the absence of the indemnification provisions of this Agreement. In furtherance of the foregoing, the Company shall not knowingly and intentionally instigate or encourage any claim against the Investor or the Manager by a Person who is not a Company Indemnified Party.

        Section 7.7    Remedies Exclusive.     The Company Indemnified Parties understand and agree that, in the absence of fraud, the indemnity provisions set forth in this Article 7 are the sole and exclusive remedy of the Company Indemnified Parties with respect to any Losses that have been or may be suffered by the Company Indemnified Parties in connection with this Agreement and the Ancillary Agreements.

        Section 7.8    Payments.     Payment of any indemnification obligation pursuant to this Article 7 shall be effected (a) if the Investor owns Common Stock, then by cancellation of a number of shares of Common Stock owned by the Investor equal to the amount of such indemnification obligation divided by the Per Share Price and (b) if the Investor no longer owns any Common Stock, then by wire transfer of immediately available funds to an account(s) designated by the Company Indemnified Party, in each case within ten Business Days after the determination thereof.

        Section 7.9    Characterization of Indemnification Payments.     The parties agree to treat all payments made pursuant to this Article 7 as adjustments to the purchase price for the Units for United States federal, state and local income Tax purposes, unless otherwise required by applicable Law.

 ARTICLE 8
TERMINATION OF AGREEMENT

        Section 8.1    Termination.     This Agreement may not be terminated prior to the Closing, except as follows:

          (a)   by written consent of the Company and the Investor;

          (b)   at the election of the Company or the Investor upon prior written notice, if any one or more of the conditions set forth in Article 6 (other than those that by their nature are to be satisfied at the Closing) has not been fulfilled on or before July 31, 2010 (the "End Date"); provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to the Party seeking to terminate this Agreement if any failure by such Party to perform or observe the covenants and agreements of such Party set forth in this Agreement at or prior to the Closing has been the cause of, or resulted in, the failure of the Closing to occur on or before the End Date;

          (c)   by the Company or the Investor if the Stockholder Approval shall not have been obtained at a Stockholders Meeting or any adjournment or postponement thereof at which the vote was taken;

          (d)   by the Company, in accordance with, and subject to the terms and conditions of, Section 5.10(c), provided, that the Company shall have paid to Investor the Termination Fee;

          (e)   at the election of the Company or the Investor upon prior written notice, if any court of competent jurisdiction or other Governmental Authority shall have issued a final nonappealable Order or taken any other final action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

          (f)    at the election of (x) the Company, upon prior written notice, if there has been any inaccuracy in or breach of any representation or warranty, or breach of any covenant or agreement, made by the Investor or the Manager contained in this Agreement or (y) the Investor, upon prior written notice, if there has been an inaccuracy in or breach of any representation or warranty, or breach of any covenant or agreement, made by the Company contained in this Agreement, in each case which inaccuracy or breach (i) would give rise to a failure of a condition set forth in Article 6 and (ii) has not been cured by the Party in breach prior to the earlier to occur of (x) 30 Business Days after such Party's receipt of written notice of such breach and (y) the End Date; provided, however, that no Party that is then in material breach of this Agreement may terminate this Agreement pursuant to this Section 8.1(f); or

          (g)   at the election of Investor, upon a Change of Board Recommendation.

        Section 8.2    Survival After Termination; Termination Fee.     (a) If this Agreement is terminated in accordance with Section 8.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect and each Party shall pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, except that (i) the provisions set forth in Article 9 and this Section 8.2 shall survive the termination of this Agreement and (ii) nothing in this Agreement shall relieve any Party from Liability to the extent that failure to satisfy the conditions of Article 6 results from a breach of or default under any representation or warranty or covenant made by such Party or its Affiliates under this Agreement or a breach of or default under the provisions of any ancillary agreement or other agreement made pursuant to this Agreement or such termination results from the willful violation by such Party (or by the Company in the case of a termination by the Investor) of its obligations under this Agreement.

          (b)   Notwithstanding anything to the contrary herein, in the event that this Agreement is terminated by the Company pursuant to Section 8.1(d) or the Investor pursuant to Section 8.1(g) , then the Company shall pay to the Investor the Termination Fee immediately upon such Termination.

          (c)   For purposes of this Agreement, "Termination Fee" means an amount equal to $1.5 million plus the Investor's (i) reasonable and documented out-of-pocket legal fees and expenses relating to this Agreement and the Ancillary Documents, the negotiations leading up to this Agreement and the Ancillary Documents and the transactions contemplated hereby.

          (d)   If (i) this Agreement is terminated in accordance with Sections 8.1(b), (c) or (f) (y), and prior to the termination of this Agreement pursuant to Section 8.1(c) a public announcement or other disclosure of a Company Alternative Proposal has occured or in the case of Section 8.1(b) or Section 8.1(f)(y) the Company, its Subsidiaries or any of the Company Representatives have received a Company Alternative Proposal and (ii) within 6 months after such termination, the Company enters into an agreement in respect of any Company Alternative Proposal or a transaction in respect of a Company Alternative Proposal is consummated, then the Company shall pay to the Investor the Termination Fee.

ARTICLE 9
MISCELLANEOUS

        Section 9.1    Expenses.

          (a)   Except as otherwise expressly set forth in Section 5.12(b) or this Section 9.1, each Party hereto shall pay its own costs and expenses (including all legal, accounting, broker, finder and investment banker fees) relating to this Agreement and the Ancillary Documents, the negotiations leading up to this Agreement and the Ancillary Documents and the transactions contemplated hereby.

          (b)   The Company agrees that if the Closing occurs, then at the Closing the Company shall pay the Investor's (i) reasonable and documented out-of-pocket legal fees and expenses and (ii) reasonable and documented out-of-pocket financial advisor fees and expenses in an amount not to exceed $500,000 relating to this Agreement and the Ancillary Documents, the negotiations leading up to this Agreement and the Ancillary Documents and the transactions contemplated hereby.

        Section 9.2    Notices.     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or when sent by telecopier (with receipt confirmed); provided, that a copy is also sent by registered mail, return receipt requested, or by courier addressed as follows (or to such other address for a Party as shall be specified by like notice):

    If to the Company (or the Manager after the Closing Date):

      Deerfield Capital Corp.
      6250 North River Road
      9th Floor
      Rosemont, Illinois 60018
      Attention:      Robert Contreras
      Telecopier:     (773) 380-1695

    with copies to:

      Schulte Roth & Zabel LLP
      919 Third Avenue
      New York, New York 10022
      Attention:      Marc Weingarten, Esq.
      Telecopier:     (212) 593-5955

    If to the Investor (or the Manager prior to Closing):

      Bounty Investments, LLC
      c/o Columbus Nova Partners, LC
      601 Lexington Avenue, 58th Floor
      New York, New York 10022
      Attention:      Paul Lipari
      Telecopier:     (646) 349-1091

    with copies to:

      Latham & Watkins LLP
      885 Third Avenue
      New York, New York 10022
      Attention:      James C. Gorton, Esq.
      Telecopier:     (212) 751-4864

        Section 9.3    Governing Law.     This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to its choice of law rules.

        Section 9.4    Consent to Jurisdiction.     Each Party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each Party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.2, shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        Section 9.5    Specific Performance.     The Parties to this Agreement each acknowledge that each Party would not have an adequate remedy at law for money damages in the event that any of the covenants hereunder have not been performed in accordance with their terms, and therefore agree that each other Party hereto shall be entitled to specific enforcement of the terms hereof and any other equitable remedy to which such Party may be entitled.

        Section 9.6    Waiver of Jury Trial.     Each Party hereto waives its right to a trial by jury in any judicial proceeding involving, directly or indirectly, any matters (whether sounding in tort, contract or otherwise) in any way arising out of, related to or connected with this Agreement or the transactions contemplated hereby.

        Section 9.7    Binding Effect; Persons Benefiting; Assignment.     This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Except as expressly provided in Article 7 with respect to rights to indemnification, nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.11 without notice or Liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Without the prior written consent of each of the other Parties, this Agreement may not be assigned by any of the Parties and any purported assignment made without such consent shall be null and void; provided that the Company may assign its right to purchase the Units to a wholly owned Subsidiary of the Company without the prior written consent of any other Party.

        Section 9.8    Counterparts.     This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        Section 9.9    Entire Agreement.     This Agreement, including the Schedules, Exhibits, Annexes, certificates and lists referred to herein, any documents executed by the Parties simultaneously herewith or pursuant thereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof (except for the Confidentiality Agreement, which shall remain in full force and effect until the Closing) and supersedes all other prior agreements and understandings, written or oral, between the Parties with respect to such subject matter.

        Section 9.10    Severability.     If any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 9.11    Amendments and Waivers.     This Agreement may not be amended, altered or modified except by written instrument executed by each of the Parties hereto. The failure by any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any Party hereto in connection with this Agreement shall not be valid unless agreed to in writing by such Party.

        Section 9.12    Mutual Drafting; Interpretation.     Each Party hereto has participated in the drafting of this Agreement, which each such Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision.

[Remainder of Page Left Blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY: DEERFIELD CAPITAL CORP.
By:	/s/ JONATHAN TRUTTER
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
INVESTOR:
BOUNTY INVESTMENTS, LLC
By:	/s/ ANDREW INTRATER
	Name:	Andrew Intrater
	Title:	Chief Executive Officer
MANAGER:
COLUMBUS NOVA CREDIT INVESTMENTS MANAGEMENT LLC
By:	/s/ ANDREW INTRATER
	Name:	Andrew Intrater
	Title:	CEO of Bounty Investments, LLC, as its sole member

Annex B

STOCKHOLDERS AGREEMENT

BETWEEN

DEERFIELD CAPITAL CORP.

AND

BOUNTY INVESTMENTS, LLC

DATED AS OF [            ], 2010

EXHIBITS

Exhibit A—Initial Investor Designees

Exhibit B—Form of Majority Voting Bylaw

B-i

        STOCKHOLDERS AGREEMENT, dated as of [          ], 2010 (this "Agreement"), by and between Deerfield Capital Corp., a Maryland corporation (the "Company"), and Bounty Investments, LLC, a Delaware limited liability company (the "Investor").

        WHEREAS, the Company, the Manager and the Investor are parties to an Acquisition and Investment Agreement, dated as of March 22, 2010 (the "Acquisition and Investment Agreement"), pursuant to which, upon the terms and subject to the conditions therein, the Company will at Closing issue the Stock Consideration to the Investor in consideration for the purchase of all of the Equity Interests of the Manager (the "Acquisition");

        WHEREAS, the Company and the Investor are parties to a Convertible Note Purchase Agreement, dated as of March 22, 2010 (the "Convertible Note Purchase Agreement"), pursuant to which, upon the terms and subject to the conditions therein, the Investor will at Closing purchase $25,000,000 in aggregate principal amount of senior subordinated convertible notes of the Company (the "Convertible Notes"), convertible into shares of Common Stock of the Company (the "Conversion Shares") in accordance with the terms of the Convertible Notes;

        WHEREAS, the Investor has the registration rights with respect to the Conversion Shares and the Investor Shares (as defined below) as provided in the Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement");

        WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the parties to consummate the Closing; and

        WHEREAS, the Company and the Investor desire to establish in this Agreement certain terms and conditions concerning the corporate governance of the Company, the Stock Consideration and the Conversion Shares and related provisions concerning the relationship of the Investor with, and its investment in, the Company from and after the Closing.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    Definitions.     As used in this Agreement, the following terms shall have the meanings indicated below; provided that capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Acquisition and Investment Agreement:

        "Acquisition" has the meaning assigned in the recitals.

        "Acquisition and Investment Agreement" has the meaning assigned in the recitals.

        "Affiliate" shall have the meaning assigned in the Acquisition and Investment Agreement; provided, that for purposes of this Agreement, the Company and its Subsidiaries shall not be deemed to be Affiliates of the Investor and the Investor shall not be deemed to be an Affiliate of the Company and its Subsidiaries.

        "Agreement" has the meaning assigned in the preamble.

        "Beneficial Ownership" by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term "beneficial ownership" as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities that may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates or any "group" (as contemplated by Exchange Act Rule 13d-5(b)) of which such Person or any such Affiliate is or becomes a member. The term "Beneficially Own" shall have a correlative meaning.

        "Board" means, as of any date, the Board of Directors of the Company in office on that date.

        "Closing" means the closing of the transactions contemplated in the Acquisition and Investment Agreement.

        "Common Stock" means the common stock of the Company, par value $0.001 per share.

        "Company" has the meaning assigned in the preamble.

        "Consents" means all consents, notices, authorizations, novations, Orders, waivers, approvals, licenses, accreditations, certificates, declarations, filings or expiration of waiting periods, non-objection or confirmation by a rating agency that an action or event will not result in the reduction or withdrawal of a rating.

        "Constituent Documents" means, with respect to any Person that is a corporation, its articles or certificate of incorporation or memorandum and articles of association, as the case may be, and bylaws, with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, with respect to any Person that is a trust or other entity, its declaration or agreement of trust or constituent document, and with respect to any other Person, its comparable organizational documents, in each case, as amended or restated.

        "Contract" means any written or oral contract, agreement, lease, license, indenture, note, bond, mortgage, loan, instrument, conditional sale contract, guarantee commitment or other arrangement, understanding, undertaking or obligation.

        "Conversion Shares" has the meaning assigned in the recitals.

        "Convertible Note Purchase Agreement" has the meaning assigned in the recitals.

        "Company Stock Plan" means that certain Deerfield Triarc Capital Corp. Stock Incentive Plan effective as of December 17, 2004, as amended.

        "Dilution Notice" has the meaning assigned in Section 3.1(h)(ii).

        "Director" means any member of the Board.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        "Independent Director" means a Director who qualifies as an "independent director" of the Company under (a) the Corporate Governance Guidelines of the Company then in effect and (b) (i) applicable NASDAQ rules, as such rules may be amended, supplemented or replaced from time to time, or (ii), if the Common Stock is listed on a securities exchange or quotation system other than NASDAQ, any comparable rule or regulation of the primary securities exchange or quotation system on which the Common Stock is listed or quoted (whether by final rule or otherwise). The fact that an individual has been designated by the Investor for nomination pursuant to this Agreement will not, in and of itself, disqualify that individual as an Independent Director.

        "Investor" has the meaning assigned in the preamble.

        "Investor Shares" means, as of the applicable measurement date, the sum of the shares of Common Stock and Other Capital Stock Beneficially Owned by the Investor and its Affiliates (including, for the avoidance of doubt, the Conversion Shares assuming all Conversion Shares then issuable pursuant to the Convertible Notes Beneficially Owned by the Investor are outstanding) and any shares of Common Stock or other securities issued in respect thereof or into which such shares of Common Stock or other securities shall be converted in connection with stock splits, reverse stock splits, stock dividends or distributions, combinations or any similar recapitalizations after the date of this Agreement.

        "Law" means any statute, code, Order, law, ordinance, rule, regulation or other requirement of any Governmental Authority.

        "Lien" means any lien, pledge, encumbrance, mortgage, deed of trust, security interest, equity, claim, lease, license, charge, option, adverse right, right of first or last negotiation, offer or refusal, easement or transfer restriction of any kind or nature whatsoever, whether arising by agreement, operation of Law or otherwise.

        "NASDAQ" means the NASDAQ Stock Market LLC.

        "New Shares" means any shares of capital stock of the Company, including Common Stock or Other Capital Stock, whether authorized or not by the Board or any committee of the Board, and rights, options, or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the term "New Shares" shall not include: (i) securities issued to employees, consultants, officers and directors of the Company, pursuant to any arrangement approved by the Board or the Board's compensation committee; (ii) securities issued in connection with the acquisition of another business or assets of another Person by the Company by merger or purchase of the assets or shares, or other reorganization; (iii) securities issued pursuant to any rights or agreements, including, without limitation, convertible securities, options and warrants, provided that either (x) the Company shall have complied with Section 3.8 with respect to the initial sale or grant by the Company of such rights or agreements or (y) such rights or agreements existed prior to the Closing (it being understood that any modification or amendment to any such pre-existing right or agreement subsequent to the Closing with the effect of increasing the percentage of the Company's fully-diluted securities underlying such rights agreement shall not be included in this clause (iii); (iv) securities issued in connection with any stock split, stock dividend, recapitalization, reclassification or similar event by the Company; (v) Conversion Shares issued upon conversion of any portion of the then outstanding Convertible Notes; (vi) warrants issued in connection with debt financings; (vii) securities registered under the Securities Act that are issued in an underwritten public offering; and (viii) any right, option, or warrant to acquire any security convertible into the securities excluded from the definition of New Shares pursuant to clauses (i) through (vii) above.

        "Nominating Committee" means the Nominating & Corporate Governance Committee of the Board.

        "Order" means any judgment, order, injunction, stipulation, decree, writ, doctrine, ruling, assessment or arbitration award or similar order of any Governmental Authority.

        "Other Capital Stock" means shares of any class of capital stock of the Company (other than the Common Stock) that are entitled to vote generally in the election of Directors.

        "Outstanding Stock" means, as of the applicable measurement date, together, the sum of (1) the outstanding shares of Common Stock and any Other Capital Stock and (2) the Conversion Shares issuable upon the conversion of the aggregate amount Convertible Notes then outstanding (calculated assuming all Conversion Shares then issuable pursuant to the Convertible Notes are outstanding).

        "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

        "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

        "Strategic Committee" has the meaning assigned in Section 3.1(k).

        "Third Party" means any Person other than the Company, its Subsidiaries and the Investor and each of such Person's respective members, directors, officers and Affiliates.

        "Trading Day" means any day on which the Common Stock is traded on NASDAQ, or, if NASDAQ is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

        Section 1.2    Construction.     Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to one gender include all genders; (iii) whenever the words "include," "includes" or "including" are used in this Agreement they will be deemed to be followed by the phrase "without limitation;" (iv) the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; and (v) when a reference is made in this Agreement to a Section, Schedule, Exhibit or Annex, such reference shall be to a Section, Schedule, Exhibit or Annex of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

        Section 2.1    Representations and Warranties of the Company.     The Company represents and warrants to the Investor as of the date hereof that:

          (a)   The Company is duly incorporated, validly existing and in good standing under the Laws of Maryland with all requisite power and authority required to conduct its business as presently conducted.

          (b)   The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all requisite corporate action of the Company. No other action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement.

          (c)   This Agreement has been duly executed and delivered by the Company and, assuming this Agreement has been duly authorized, executed and delivered by the Investor, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, regardless of whether enforcement is sought in equity or at Law.

          (d)   The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations under this Agreement (i) does not violate any provision of the Constituent Documents of the Company; and (ii)(A) does not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Company or any part of the properties or assets of the Company, (B) does not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract to which the Company is a party or by which any of its properties or assets is bound, (C) does not result in the creation or imposition of any Lien on any part of the properties or assets of the Company, (D) does not violate any Order binding on the Company or any part of its properties or assets, and (E) does not otherwise require any Governmental Approvals or any Third Party Consents.

        Section 2.2    Representations and Warranties of the Investor.     The Investor represents and warrants to the Company that as of the date hereof:

          (a)   The Investor is duly formed, validly existing and in good standing under the Laws of Delaware with all requisite power and authority required to conduct its business as presently conducted.

          (b)   The Investor has all requisite limited liability power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Investor of this Agreement and the performance by the Investor of its obligations hereunder have been duly authorized by all requisite limited liability company action of the Investor. No other action on the part of the Investor or its members is necessary to authorize the execution, delivery and performance by the Investor of this Agreement.

          (c)   This Agreement has been duly executed and delivered by the Investor and, assuming this Agreement has been duly authorized, executed and delivered by the Company, constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity regardless of whether enforcement is sought in equity or at Law.

          (d)   The execution and delivery of this Agreement by the Investor and the performance by the Investor of its obligations under this Agreement (i) does not violate any provision of the Constituent Documents of the Investor; and (ii)(A) does not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Investor or any part of the properties or assets of the Investor, (B) does not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract to which the Investor is a party or by which any of its properties or assets is bound, (C) does not result in the creation or imposition of any Lien on any part of the properties or assets of the Investor, (D) does not violate any Order binding on the Investor or any part of its properties or assets, and (E) does not otherwise require any Governmental Approvals or any Third Party Consents.

ARTICLE III
BOARD OF DIRECTORS

        Section 3.1    Board of Directors.     (a) Effective as of the Closing, the Company shall (i) increase the size of the Board by two Directors so that upon such increase the Board shall consist of nine Directors divided equally among the three existing classes of Directors and (ii) cause [    •    ], [    •    ] and [    •    ] to be appointed to the Board (whose names and classes are set forth on Exhibit A hereto, with Mr.               qualifying as an Independent Director) and [    •    ] as an observer. The Company and the Investor shall take all necessary action to ensure, unless otherwise agreed by the Board, including the Directors designated by the Investor, that for so long as the Investor Shares represent at least 5% of the Outstanding Stock that (i) the Board shall consist of not more than nine Directors and (ii) the Board will be divided into three equal classes.

          (b)   If the Investor Shares represent at least 25% of the Outstanding Stock, the Company shall, at each annual (or special) meeting of stockholders of the Company at which Directors are to be elected, nominate and recommend for election that number of individuals designated by the Investor to serve as Directors necessary to ensure that (assuming such designees are elected) three Directors are individuals designated by the Investor, provided, that if necessary to ensure that a majority of the members of the Board are Independent Directors, then the Investor shall designate an individual who qualifies as an Independent Director; provided, further, that the Company shall have no further obligation pursuant to this Section 3.1(b) once the Investor Shares cease to represent at least 25% of the Outstanding Stock, even if the Investor subsequently owns a number of Investor Shares representing at least 25% of the Outstanding Stock, except as provided in Section 3.1(h) below.

          (c)   If the Investor Shares represent at least 15% but less than 25% of the Outstanding Stock, the Company shall, at each annual (or special) meetings of stockholders of the Company at which Directors are to be elected, nominate and recommend for election that number of individuals designated by the Investor to serve as Directors necessary to ensure that (assuming such designees are elected) two Directors are individuals designated by the Investor; provided, that the Company shall have no further obligation pursuant to this Section 3.1(c) once the Investor Shares cease to represent at least 15% of the Outstanding Stock even if the Investor subsequently owns a number of Investor Shares representing at least 15% of the Outstanding Stock, except as provided in Section 3.1(h) below.

          (d)   If the Investor Shares represent at least 5% but less than 15% of the Outstanding Stock, the Company shall, at each annual (or special) meeting of the stockholders of the Company at which Directors are to be elected, nominate and recommend for election an individual designated by the Investor to serve as a Director if necessary to ensure that one Director is an individual designated by the Investor provided, that the Company shall have no further obligation pursuant to this Section 3.1(d) once the Investor Shares cease to represent at least 5% of the Outstanding Stock even if the Investor subsequently owns a number of Investor Shares representing at least 5% of the Outstanding Stock, except as provided in Section 3.1(h) below.

          (e)   [Reserved]

          (f)    Upon the death, disability, retirement, resignation or other removal of a Director designated by the Investor, subject to Section 3.1(g) below, the Board shall elect as a Director to fill the vacancy so created an individual designated by the Investor.

          (g)   Each individual designated by the Investor for nomination as a Director or observer shall be reasonably acceptable to the Nominating Committee (it being understood and agreed that the individuals set forth in Section 3.1 are reasonably acceptable to the Nominating Committee).

          (h)

              (i)  Subject to (ii) below, in the event that, as of any date, the Investor Shares represent less than the number of shares that would entitle the Investor and its Affiliates pursuant to this Section 3.1 to designate the number of the Investor-designated Directors then serving on the Board, then if requested by the Nominating Committee (other than any member thereof designated by the Investor), the Investor shall promptly take all necessary action to cause the resignation, effective at the next annual meeting of the Company, of that number of Investor-designated Directors as is required to cause the remaining number of Investor-designated Directors to conform to this Section 3.1.

             (ii)  Notwithstanding the foregoing, if the Investor Shares represent a percentage of Outstanding Stock that is less than the applicable minimum specified in Sections 3.1(b), (c) or (d) as a result of dilution of the Investor Shares (in which case, the Company shall deliver a written notice to the Investor of such dilution event, the "Dilution Notice") and within ten days following receipt of the Dilution Notice the Investor gives the Company a written notice of its intention to acquire, directly or indirectly through its Affiliates, an amount of Common Stock, Convertible Notes or Other Capital Stock such that immediately following such acquisition the Investor Shares represent a percentage of Outstanding Stock equal to or greater than the minimum percentage of Outstanding Stock specified in Sections 3.1(b), (c) or (d), as applicable, (a "Cure Purchase") within 90 days of the Company's receipt of the Dilution Notice (the "Cure Period"), then the Investor shall not be required to cause any Investor-designated Director(s) to resign in accordance with Section 3.1(h)(i); provided, however, that if the Cure Purchase is not consummated within the Cure Period, then if requested by the Nominating Committee (other than any member thereof designated by the Investor), the Investor shall promptly take all necessary action to cause the resignation, effective at the next annual meeting of the Company, of that number of Investor-designated Directors as is required to cause the remaining number of Investor-designated Directors to conform to this Section 3.1; provided, further, that the Investor shall not be required to cause any Investor-designated Director(s) to resign in accordance with Section 3.1(h) as a result of a dilution of the Investor Shares unless and until the Company complies with procedures in this Section 3.1(h)(ii).

          (i)    For the purpose of determining the number of Directors the Investor shall be entitled to designate for nomination pursuant to this Section 3.1 at a stockholder meeting, the Investor Shares shall be calculated as of the close of business on the last Trading Day of the month immediately prior to the date on which the Nominating Committee selects Director nominees for election at the relevant stockholder meeting.

          (j)    The Company shall cause each individual designated by the Investor for nomination in accordance with this Section 3.1 to be included in the Board's "slate" of nominees for the applicable meeting of stockholders and shall use commercially reasonable best efforts to solicit from its stockholders eligible to vote for the election of Directors proxies (i) in favor of the election of such persons and (ii) against removal of any such designee.

          (k)   The Board shall establish a Strategic Committee of the Board (the "Strategic Committee"), which shall continue in existence until the date that the Investor Shares represent less than 25% of the Outstanding Stock. The Strategic Committee shall initially consist of four members: two Directors designated by the Investor and two Directors designated by the Independent Directors of the Company not designated by the Investor. Any successor member of the Strategic Committee to the two Directors designated by the Independent Directors of the Company shall be designated by the Independent Directors of the Company not designated by the Investor. Any successor member of the Strategic Committee to the Directors designated by the Investor shall be designated by the Investor. The Strategic Committee shall report and make recommendations to the Board regarding the following and, for matters approved by the Board, will be responsible for effectuating the following: (i) identifying and executing merger and acquisition opportunities, (ii) working with members of the Company's senior management to set direction for the Company, including new investment initiatives and investment products, (iii) the hiring, dismissal and scope of responsibility of senior management, and (iv) the integration of CLO platforms of the Manager and the Company.

          (l)    The rights of the Investor set forth in this Section 3.1 are personal to the Investor and the Investor shall not transfer, delegate or assign, whether in connection with any sale of Common Stock or Convertible Notes or otherwise, any right of the Investor under this Section 3.1 to any Person other than an Affiliate of the Investor. Any purported transfer, delegation or assignment shall be null and void ab initio.

          (m)  Each Investor-designated Director(s) shall receive the same compensation and benefits as the other outside directors, including reimbursement for travel, lodging and related expenses incurred in connection with meetings of the Board or any of their respective subsidiaries, or any committee thereof, or otherwise in service as a Director or member of the boards of directors of the Company or any of its respective subsidiaries in accordance with the Company's policies applicable to the other outside directors.

          (n)   The Company shall to the maximum extent permitted under applicable Law, indemnify each Director designated by the Investor, from and against any and all losses which may be imposed on, incurred by, or asserted against such Director in any way relating to or arising out of, or alleged to relate to or arise out of, the Director's service in that capacity pursuant to the Company's Constituent Documents and an indemnification agreement in the form heretofore provided to the Investor.

          (o)   The Directors designated by the Investor shall be covered by the directors' and officers' liability insurance and fiduciary liability insurance carried by the Company, the current benefits and levels of coverage of which have been disclosed to the Investor.

        Section 3.2    Investor Activities.

          (a)   Until the earlier of (x) the third anniversary of this Agreement and (y) such date as the Investor Shares represent less than 15% of the Outstanding Stock, the Investor and its Affiliates, including their respective directors, officers and employees) will not do any of the following, directly or indirectly (which, shall include any action taken on behalf of the Investor or its Affiliates), unless the Investor has obtained the prior unanimous written consent of the Independent Directors not designated by the Investor:

              (i)  (A) engage, or in any way participate, directly or indirectly, in any "solicitation" (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of proxies or consents in any "election contest" with respect to the Company's Directors (regardless of whether it involves the election or removal of directors of the Company), (B) seek to advise, encourage or influence any Person with respect to the voting of any voting securities of the Company in any "election contest" with respect to the Directors (regardless of whether it involves the election, removal of or withholding votes for Directors), (C) initiate, propose or otherwise "solicit" (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) stockholders of the Company for the approval of stockholder proposals in connection with the election or removal of or withholding votes for Directors of the Company, or (D) induce or attempt to induce any other Person to initiate any such stockholder proposal;

             (ii)  form, join or in any way participate in a partnership, syndicate or other group (including without limitation any "group" as defined under Section 13(d)(2)of the Exchange Act) with any Person other than an Affiliate of the Investor with respect to any voting securities of the Company in connection with any "election contest" with respect to the Directors (regardless of whether it involves the election or removal of or withholding votes for Directors);

            (iii)  seek, alone or in concert with others, (A) to obtain representation on the Board, except as otherwise expressly permitted in this Agreement, (B) to effect the removal of any Director, except as otherwise expressly permitted in this Agreement, or (C) to make a stockholder proposal at any meeting of the stockholders of the Company to change the size of the Board, the authority of the Nominating Committee or the manner in which Directors are elected;

            (iv)  enter into any discussions, negotiations, agreements or understandings with any Third Party with respect to the foregoing, or advise, assist, encourage or seek to persuade any Third Party to take any action with respect to any of the foregoing, or otherwise take or cause any action inconsistent with any of the foregoing; or

             (v)  request, directly or indirectly, any amendment or waiver of any provision of this Section 3.2 (including this clause (v)) by the Company; provided that nothing in this Section 3.2 shall prohibit the Investor from voting Common Stock owned by the Investor for, against or withholding its votes from any Directors nominated by the Nominating Committee.

          (b)   The Investor agrees that the Investor shall, as a condition precedent to any sale or series of related sales or other transfers or series of related transfers (including by merger or other operation of Law) of Investor Shares representing 15% or more of the Outstanding Stock to any single Person or its Affiliates, require that such Person enter into a written agreement with the Company providing that such Person will agree to be bound by the terms of this Section 3.2. Any purported sale or transfer by the Investor without compliance of the obligation in the preceding sentence shall be null and void ab initio. For the avoidance of doubt, the requirements of this Section 3.2(b) shall apply to any Person acquiring Investor Shares representing 15% or more of the Outstanding Stock even if following such sale or transfer the Investor would own Investor Shares representing less than 5% of the Outstanding Stock.

        Section 3.3    Majority Voting Provision.     Until the date that the Investor Shares represent less than 5% of the Outstanding Stock, the Company shall adopt and continue to maintain a majority voting bylaw provision substantially in the form attached as Exhibit B hereto, with such modifications as are required by Law.

        Section 3.4    Market Activity.     Until the earlier of (x) the third anniversary of this Agreement and (y) the date that the Investor Shares represent less than 10% of the Outstanding Stock, the Investor shall not, directly or indirectly, nor permit its Affiliates or any Person acting on behalf of or pursuant to any understanding with the Investor or its Affiliates, to engage in any Short Sales, derivatives, participations, swaps or enter into any other arrangements that transfer to another Person, in whole or in part, any of the economic consequences of ownership of the Common Stock and the Convertible

Notes held by the Investor without transferring title to or legal ownership of such Common Stock and Convertible Notes. Except as set forth in Section 3.2 and this Section 3.4, the Convertible Note Purchase Agreement and applicable Law, the sale or transfer of any securities of the Company by the Investor shall not be subject to any restrictions.

        Section 3.5    Affiliate Transactions.     Except as expressly contemplated by this Agreement, the Acquisition and Investment Agreement or the Registration Rights Agreement, the Company shall not, and shall cause its Subsidiaries not to, without the prior written consent of a majority of the Independent Directors, enter into or commit to enter into any Contract, arrangement or understanding between the Company and its direct or indirect Subsidiaries, on the one hand, and the Investor and its Affiliates, on the other hand.

        Section 3.6    Committee Membership.     Except as otherwise stated in Section 3.1(k) and subject to such Investor-designated Director or Directors satisfying applicable qualifications under the Company's Corporate Governance Guidelines, applicable law, regulation or stock exchange rules and regulations, the Investor shall be entitled to have representation on all committees of the Board equal to (x) the number of members of the committee multiplied by (y) the number of Investor-designated Directors divided by the total number of Directors (rounded up to the next whole number if the quotient includes a remainder of .5 or more and rounded down to the next whole number (which may be zero) if the quotient includes a remainder of less than .5); provided, that for so long as the Investor Shares represent at least 15% of the Outstanding Stock, the Investor shall be entitled to have representation of at least one Investor-designated Director on all committees of the Board. If none of the Investor-designated Directors satisfy the applicable qualifications under the Company's Corporate Governance Guidelines, applicable law, regulation or stock exchange rules and regulations to sit on any committee of the Board, then the Board shall permit an Investor-designated Director to attend (but not vote) at the meetings of such committee as an observer if permitted by the Company's Corporate Governance Guidelines, applicable law, regulation or stock exchange rules and regulations.

        Section 3.7    Board Observer.     In addition to the rights of the Investor in Section 3.1, for so long as the Investor Shares represent at least 15% of the Outstanding Stock, the Investor shall also be entitled to designate one observer to attend (but not vote) at all meetings of the Board and each committee of the Board.

        Section 3.8    Preemptive Rights.

          (a)   For so long as the Investor Shares represent at least 5% or more of the Outstanding Stock, the Investor shall have, the right to purchase, in accordance with the procedures set forth herein, its pro rata portion (calculated based solely on the Common Stock issued or issuable to the Investor upon conversion of the Convertible Notes as a percentage of the then-outstanding Common Stock prior to issuance of the New Shares) of any New Shares which the Company may, from time to time, propose to sell and issue (hereinafter referred to as the "Preemptive Right").

          (b)   In the event that the Company proposes to issue and sell New Shares, the Company shall notify the Investor in writing with respect to the proposed New Shares to be issued (the "New Shares Notice"). Each New Shares Notice shall set forth: (i) the number of New Shares proposed to be issued by the Company and their purchase price; (ii) the Investor's pro rata portion (calculated based on the Common Stock issued or issuable to the Investor upon conversion of the Convertible Notes as a percentage of the then-outstanding Common Stock prior to issuance of the New Shares) of New Shares and (iii) any other material term and, if known, the expected date of consummation of the purchase and sale of the New Shares.

          (c)   The Investor shall be entitled to exercise its right to purchase such New Shares by delivering an irrevocable written notice to the Company within 15 days from the date of receipt of any such New Shares Notice specifying the number of New Shares to be subscribed, which in any event can be no greater than the Investor's pro rata portion (calculated as provided above) of such New Shares at the price and on the terms and conditions specified in the New Shares Notice.

          (d)   If the Investor does not elect within the applicable notice period described above to exercise its preemptive rights with respect to any of the New Shares proposed to be sold by the Company, the Company shall have 90 days after expiration of all such notice period to sell or to enter into an agreement to sell such unsubscribed New Shares proposed to be sold by the Company, at a price and on terms no more favorable to the purchaser than those offered to the Investor.

          (e)   The Investor shall take up and pay for any New Shares pursuant to the Preemptive Right upon closing of the issuance of the New Shares, and shall have no right to acquire such New Shares if the issuance thereof shall not be consummated.

ARTICLE IV
NON SOLICITATION

        Section 4.1    Non Solicitation.     Without the consent of the Board, until the Investor Shares represent less than 5% of the Outstanding Stock, the Investor and its Affiliates shall not, directly or indirectly, solicit for employment or any similar arrangement or hire any employee of the Company or any of its Affiliates; provided, however, that this Section 4.1 shall not prohibit the hiring of a person (i) whose employment has been terminated by the Company, (ii) who responds to general solicitations of employment through advertisements or other means not targeted specifically to such employees or (iii) who was an employee of the Investor or its Affiliates after the Closing Date prior to being employed by the Company or its Affiliates after the Closing Date.

ARTICLE V
MISCELLANEOUS

        Section 5.1    Termination of Agreement.     This Agreement shall continue in effect until the first to occur of (i) the Investor Shares represent less than 5% of the Outstanding Stock; provided, that the requirements of Section 3.2(b) shall apply to a sale or transfer of Investor Shares representing 15% or more of the Outstanding Stock that following such sale or transfer results in the Investor Shares representing less than 5% of the Outstanding Stock, and (ii) termination of this Agreement by written agreement of the Company and the Investor.

        Section 5.2    Expenses.     Except as otherwise expressly set forth herein and in the Acquisition and Investment Agreement, each party hereto shall pay its own costs and expenses (including all legal, accounting, broker, finder and investment banker fees) relating to this Agreement, the negotiations leading up to this Agreement and the transactions contemplated hereby.

        Section 5.3    Notices.     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or when sent by telecopier (with receipt confirmed); provided, that a copy is also sent by registered mail, return receipt requested, or by courier addressed as follows (or to such other address for the Company or Investor as shall be specified by like notice):

    If to the Company:

    Deerfield Capital Corp.
    6250 North River Road
    9th Floor
    Rosemont, Illinois 60018
    Attention:     Robert Contreras
    Telecopier:    (773) 380-1695

    with copies to:

    Schulte Roth & Zabel LLP
    919 Third Avenue
    New York, New York 10022
    Attention:     Marc Weingarten, Esq.
    Telecopier:    (212) 593-5955

    If to Investor:

    Bounty Investments, LLC
    c/o Columbus Nova Partners, LLC
    601 Lexington Avenue, 58th Floor
    New York, New York 10022
    Attention:     Paul Lipari
    Telecopier:    (646) 349-1091

    with copies to:

    Latham & Watkins LLP
    885 Third Avenue
    New York, New York 10022
    Attention:     James C. Gorton, Esq.
    Telecopier:    (212) 751-4864

        Section 5.4    Governing Law.     EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF MARYLAND APPLICABLE TO THE ELECTION OF DIRECTORS ARE APPLICABLE, THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES THAT WOULD APPLY THE LAWS OF ANY OTHER JURISDICTION.

        Section 5.5    Consent to Jurisdiction.     Each Party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.3, shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        Section 5.6    Specific Performance.     The parties to this Agreement each acknowledge that each party would not have an adequate remedy at law for money damages in the event that any of the covenants hereunder have not been performed in accordance with their terms, and therefore agree that the other parties shall be entitled to specific enforcement of the terms hereof and any other equitable remedy to which such parties may be entitled.

        Section 5.7    Waiver of Jury Trial.     The parties each hereby waive trial by jury in any judicial proceeding involving, directly or indirectly, any matters (whether sounding in tort, contract or otherwise) in any way arising out of, related to or connected with this Agreement or the transactions contemplated hereby.

        Section 5.8    Binding Effect; Persons Benefiting; Assignment.     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the other party hereto, this Agreement may not be assigned by either party hereto and any purported assignment made without such consent shall be null and void.

        Section 5.9    Counterparts.     This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        Section 5.10    Entire Agreement.     This Agreement, including the Schedules, Exhibits, Annexes, certificates and lists referred to herein, any documents executed by the parties simultaneously herewith or pursuant thereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

        Section 5.11    Severability.     If any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 5.12    Amendments and Waivers.     This Agreement may not be amended, altered or modified except by written instrument executed by the Investor and the Company and approved by the unanimous written consent of the Independent Directors not designated by the Investor. The failure by any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any party hereto in connection with this Agreement shall not be valid unless agreed to in writing by such party.

        Section 5.13    Delays or Omissions.     No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence to any breach or default, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY: DEERFIELD CAPITAL CORP.
By:
Name:
Title:
INVESTOR:
BOUNTY INVESTMENTS, LLC
By:
Name:
Title:

EXHIBIT A

Name	Class
[ ]	Class I
[ ]	Class II
[ ]	Class III

EXHIBIT B

Majority Voting Bylaw Provisions.
(to replace existing provisions)

        Section 7.    Voting.

          (a)(i)  Each director to be elected by stockholders after the effective date of this Bylaw shall be elected by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a majority of votes cast (a "Majority Vote") shall mean that the number of votes cast "for" a director's election exceeds the number of votes "withheld" from or cast "against" that director's election. Votes cast shall exclude "abstentions" and any "broker non-votes" with respect to that director's election. Notwithstanding the foregoing, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of all the votes cast at a meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a contested election shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination that an election is "contested" to be made by the Secretary within 30 days following the close of the applicable notice of nomination period set forth in Section 11, based on whether one or more notices of nomination meeting the requirements of Section 11 were timely filed in accordance with Section 11 (provided that the determination that an election is a "contested election" shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity). If, prior to the day preceding the day the Company first mails its notice of meeting in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election.

             (ii)  In order for any incumbent director to become a nominee of the Board of Directors for further service on the Board of Directors, such person shall submit an irrevocable resignation, contingent on that person's not receiving a Majority Vote in an election that is not a contested election. In the event an incumbent director fails to receive a Majority Vote in an election that is not a contested election, the resignation of such incumbent director shall be automatically effective without any further action by the Board or any committee thereof and the Board of Directors may, in its sole discretion, fill any resulting vacancy pursuant to the provisions of Section 12.

        Section 3.    Resignations.

        Any Director may resign at any time by sending a written notice of such resignation to the principal executive office of the Corporation addressed to the Chairman of the Board or the President. Such resignation shall take effect at the time specified therein or upon the happening of an event or events specified therein, or if the time is not specified and the resignation is not made contingent upon the happening of an event or events, upon receipt thereof by the Chairman of the Board or the President.

Annex C

EXECUTION VERSION

SENIOR SUBORDINATED CONVERTIBLE NOTES

        This Senior Subordinated Convertible Notes Agreement (this "Agreement"), is made and entered into as of March 22, 2010, among Deerfield Capital Corp., a Maryland corporation (the "Company"), Bounty Investments, LLC ("Bounty") and any additional investors satisfactory to Bounty that become party hereto in accordance with the terms hereof (each, an "Additional Investor" and, together with Bounty, an "Investor" and, together with any assignee or transferee of the Securities (as defined below) in accordance with the terms of this Agreement, the "Holders").

W I T N E S S E T H:

        WHEREAS, the Company, Bounty and Columbus Nova Credit Investment Management, LLC, a Delaware limited liability company ("CNCIM"), have entered into that certain Acquisition and Investment Agreement, dated as of March 22, 2010 (the "Acquisition Agreement"), pursuant to which, upon the terms and subject to the conditions therein, the Company has agreed to issue the Stock Consideration to Bounty in consideration for the purchase of all of the Equity Interests of CNCIM, a wholly owned subsidiary of Bounty;

        WHEREAS, the Company has indicated its desire to sell, and the Investors have indicated their respective desire to buy, an aggregate principal amount of $25,000,000 of the Company's Senior Subordinated Convertible Notes (the "Notes") convertible into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"; the Notes and shares of Common Stock that may be issued upon conversion thereof are herein collectively called the "Securities");

        WHEREAS, the Company has agreed among other things to grant to the Holders certain registration rights with respect to the Common Stock issuable upon conversion of the Notes as set forth in a Registration Rights Agreement (as defined in Exhibit A hereto), substantially in the form attached as Exhibit H hereto;

        WHEREAS, in connection with the Acquisition Agreement, the Company has agreed among other things to enter into (i) a stockholders agreement with Bounty, substantially in the form attached as Exhibit A to the Acquisition Agreement (the "Stockholders Agreement"), (ii) the Registration Rights Agreement, substantially attached as Exhibit B to the Acquisition Agreement with respect to the shares of Company Common Stock issuable thereunder (which for the avoidance of doubt is the same as the Registration Rights Agreement attached as Exhibit H hereto) and (iii) a Transition Services Agreement (the "Transition Services Agreement" and, together with this Agreement, the Acquisition Agreement, the Stockholders Agreement and the Registration Rights Agreement, the "Transaction Documents"); and

        WHEREAS, in connection with such sale and purchase, the Company and the Investors are each willing to agree to observe certain covenants set forth in this Agreement for the benefit of the other party, and the parties will rely on such covenants as a material inducement to their sale and purchase of the Securities pursuant to this Agreement.

        NOW THEREFORE, in consideration of the premises, the purchase and sale of the Securities, and of the respective covenants contained in this Agreement, the parties to this Agreement agree as follows:

        1.    Definitions.

        1.1    Certain Defined Terms.     Certain terms used but not defined elsewhere in this Agreement have the meanings assigned to them in Exhibit A. In addition, the following terms are defined in the following sections:

Term	Defined in Section
AHYDO Catch-up Payment	2.6(d)
Balance Sheet Date	11.1(h)
Cash Interest Rate	2.6(e)(i)
Change of Control Offer	3.8
Change of Control Payment	3.8
Change of Control Payment Date	3.8
Closing	2.2
Closing Date	2.2
Company Disclosure Schedule	11.1
Company Financial Statements	11.1(g)(i)
Company SEC Documents	11.1(g)(i)
Default Interest	2.6(f)
Distributed Property	6.2(d)
Equity-Linked Securities	6.1
Event of Default	9.1
Excluded Securities	6.1
Expiration Date	6.2(f)
incur	3.6
Interest Payment Date	2.6(a)
Interest Period	2.6(a)
Interest Rate	2.6(e)
Maturity Date	2.5
Merger Event	6.4(a)
Notice of Conversion	5.2(a)
Notice of Election to Defer	2.6(c)(iii)
Notice of Transfer	7.2(c)
Notices	13.7
Paying Agent	2.3
Payment Blockage Notice	8.3(a)(ii)
Payment Default	9.1(e)(i)
PIK Election	2.6(c)
PIK Interest	2.6(c)
PIK Interest Rate	2.6(e)(ii)
Preferred Stock	11.1(d)
Reference Property	6.4(a)
Register	7.2(c)
Registrar	2.3
Rule 144	3.3(c)
Spin-off	6.2(e)
Stockholder Rights Plan	6.3(a)
Stockholders Meeting	11.1(b)
Valuation Period	6.2(e)

        1.2    Accounting Terms.     Each accounting term not otherwise defined herein shall have the meaning assigned to it, and be interpreted, in accordance with GAAP. All accounting calculations and determinations hereunder shall be made in accordance with GAAP, and all financial statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP.

        1.3    Rules of Construction.     Unless the context otherwise requires:

          (a)   A term has the meaning assigned to it;

          (b)   "or" is not exclusive;

          (c)   whenever the words "include," "includes" or "including" are used in this Agreement they will be deemed to be followed by the phrase "without limitation;"

          (d)   Words in the singular include the plural, and in the plural include the singular;

          (e)   "will" shall be interpreted to express a command;

          (f)    Provisions apply to successive events and transactions;

          (g)   References to any section, clause, schedule or exhibit refer to the corresponding section, clause, schedule or exhibit, respectively, of this Agreement; and

          (h)   References to sections of or rules under the Securities Act or the Exchange Act will be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

        2.    The Notes

        2.1    Purchase of the Notes.     At the Closing, on the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements set forth herein, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company on the Closing Date, the aggregate principal amount of the Notes set forth opposite the name of such Investor on Schedule A attached hereto at an aggregate purchase price of 100% of the principal amount thereof, by payment of cash by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and the Company shall deliver to each Investor the Notes in the principal amount which such Investor is then purchasing, duly executed on behalf of the Company and registered in the name of such Investor.

        2.2    Closing.     The closing of the issuance of the Initial Notes and the consummation of the other transactions contemplated hereby contemporaneous therewith (the "Closing") shall take place at 10:00 a.m. (New York City time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 no later than the third Business Day following the satisfaction or waiver of each of the conditions set forth in Section 12 hereof (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other time and place as may be mutually agreed to by the Company and the Investors. Such time and date are referred to in this Agreement as the "Closing Date."

        2.3    General.     The Notes will be substantially in the form of Exhibit B. The Notes may have notations, legends or endorsements required by Law, stock exchange rule or usage. Each Note will be dated the date of its issuance. The Notes shall be in denominations of $1,000,000 and integral multiples thereof, except that (a) Notes issued upon the payment of PIK Interest may be in other denominations or (b) to the extent PIK Interest is capitalized to the principal amount of outstanding Notes, the principal amount thereof may be increased and result in less than an integral multiple of $1,000.

        The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Agreement, and the Company and the Investors, by their execution and delivery of this

Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Agreement, the provisions of this Agreement shall govern and be controlling.

        At least one duly authorized officer of the Company must sign the Notes for the Company by manual or facsimile signature.

        The Company will maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar will keep a register of the Notes and of their transfer and exchange. The Company initially appoints itself to act as Registrar and Paying Agent.

        2.4    Principal Amount.     The aggregate principal amount of Notes issuable under this Agreement shall be limited to an amount equal to $50,000,000 plus the principal amount of all Notes issued in the form of PIK Interest on Notes (including on PIK Interest previously paid) in accordance with the terms of this Agreement. At Closing, the Company will issue $25,000,000 of Initial Notes and, subject to compliance with the covenants set forth herein, from time to time from and after the Closing Date the Company may issue an aggregate of up to $25,000,000 in principal amount of Additional Notes under this Agreement (excluding PIK Interest payable on Notes) if the Holders representing a majority in principal amount of Notes outstanding immediately prior to such issuance have consented to such issuance of additional Notes and the principal amount thereof at the time of such issuance. Each Additional Investor purchasing Additional Notes shall be satisfactory to Bounty and shall become a party to this Agreement by executing a Joinder Agreement in the form attached hereto as Exhibit C.

        2.5    Maturity.     The Notes will mature on the date that is seven years and six months following the Closing Date (the "Maturity Date"), and will be due and payable in full in cash on such date, except to the extent any Notes have been earlier redeemed by the Company pursuant to Section 4 or converted by the Holder thereof pursuant to Section 5.

        2.6    Interest.

          (a)   Interest Payment Dates.    Interest shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 (each, an "Interest Payment Date"), commencing on the first such date after the Closing. Interest on the Notes will accrue from the most recent Interest Payment Date or, if no interest has been paid with respect to a Note, from the date of issuance of such Note. Each period from the most recent date of issuance or date of payment of interest, as applicable, to the next succeeding Interest Payment Date is referred to herein as an "Interest Period".

          (b)   Interest Calculation.    Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          (c)   Interest Election.    Interest shall be paid in full in cash on each Interest Payment Date; provided that, at the Company's election in its sole discretion (but subject to compliance with the requirements of this clause (c)), the Company may pay up to 50% of the interest payment due on any Interest Payment Date in PIK Interest. "PIK Interest" shall mean the capitalizing of unpaid interest to the principal amount of the Notes or by paying interest in-kind in respect of the Notes by issuing additional Notes on each Interest Payment Date. The Company's ability to elect to pay PIK Interest is subject to the following:

              (i)  Interest shall compound on PIK Interest;

             (ii)  The Company may not pay PIK Interest to the extent such payment would be prohibited by, or constitute a default under, any other indebtedness or preferred stock of the Company and its Subsidiaries; and

            (iii)  In connection with an intention to sell or an actual sale of the Notes or any shares of Common Stock, or an intention to enter into a derivative transaction or actual entry into a derivative transaction in respect of the Notes or any shares of Common Stock (subject to compliance by a Holder with the applicable restrictions set forth in Section 7.2(e) hereof), any Holder may at any time and from time to time, but in any event at least 5 calendar days prior to the first Interest Payment Date for which such Holder intends to begin deferring the payment of PIK Interest, provide one or more written notices to the Company (a "Notice of Election to Defer") of its election to defer (or, at the option of such Holder, to forfeit) the payment of PIK Interest to such Holder on all future Interest Payment Dates to a subsequent regularly scheduled Interest Payment Date as specified in the Notice of Election to Defer. Upon receipt of such Notice of Election to Defer, the Company shall continue to pay interest in cash on the portion of the Notes not subject to the PIK Election (as defined below) registered in the name of such electing Holder but defer, or not accrue, in the case of forfeiture, PIK Interest payable in respect of the Notes registered in the name of such electing Holder to, and in the case of a deferment, payable on, the regularly scheduled Interest Payment Date specified in the Notice of Election to Defer. Any Notice of Election to Defer may be modified, extended or revoked by the Holder that provided such notice, but in no event shall the Company be required to pay any interest on a date other than a regularly scheduled Interest Payment Date unless otherwise agreed by the Company; provided, however, that any such modification, extension or revocation will take effect on (i) the next regularly scheduled Interest Payment Date if delivered at least 5 calendar days prior to such regularly scheduled Interest Payment Date and (ii) on the second succeeding regularly scheduled Interest Payment Date if not delivered at least 5 calendar days prior to the next regularly scheduled Interest Payment Date.

          To the extent the Company elects to pay PIK Interest, the Company shall provide the Holders written notice of such election with respect to an Interest Period, and the percentage to which the election is being applied, at least 15 calendar days prior to the first Interest Payment Date upon which the Company intends to pay PIK Interest, in the form attached as Exhibit D (the "PIK Election"); provided that with respect to the first Interest Period commencing on the Closing Date, such election may be made at any time up to 10 Business Days after the Closing Date. If a PIK Election is not made by the Company in a timely fashion or at all with respect to an Interest Period, the Company shall pay all interest due on the corresponding Interest Payment Date in full in cash.

          (d)   Notwithstanding anything to the contrary contained in this Agreement, commencing with the first "accrual period" (as defined for purposes of Section 163(i) of the Code) ending after the fifth year anniversary of the Closing Date and continuing with each subsequent accrual period thereafter, the Company shall pay in cash, on the first Business Day immediately preceding the end of such accrual period, an amount equal to the accrued and unpaid original issue discount (including PIK Interest) with respect to the Notes to the extent necessary so that the Notes will not be classified as an "applicable high yield discount obligation" under Section 163(i) of the Code. Each such payment is referred to as an "AHYDO Catch-Up Payment" and each such AHYDO Catch-Up Payment shall first be allocated to the accrued and unpaid original issue discount as of the applicable payment date.

          (e)   Interest Rate.    The unpaid principal amount of each Note shall bear interest from the date of the issuance thereof (and in the case of PIK Interest, from the date of payment thereof) until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times (other than as specified in Section 2.6(f)) be equal to the Cash Interest Rate or the PIK Interest Rate, as then applicable (the "Interest Rate"). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid with respect to such Notes, from and including the date of issuance of such Note (or in the case of PIK Interest, from the date of payment thereof). The Cash Interest Rate and PIK Interest Rates will be as follows:

              (i)  Cash Interest.    To the extent the Company has not made a PIK Election, the Company shall pay interest in cash at a rate (the "Cash Interest Rate") equal to the per annum rate specified in the following table corresponding to the applicable Interest Period:

Period	Interest Rate
Closing Date to and including the day prior to second anniversary of the Closing Date	8.00%
Second anniversary of the Closing Date to and including the day prior to third anniversary of the Closing Date	9.00%
Third anniversary of the Closing Date to and including the day prior to fourth anniversary of the Closing Date	10.00%
Fourth anniversary of the Closing Date and thereafter	11.00%

             (ii)  PIK Interest.    To the extent the Company has made a PIK Election, then from and after such PIK Election the Company shall pay interest at a rate (the "PIK Interest Rate") equal to the per annum rate specified in the following table corresponding to the applicable Interest Period:

Period	Interest Rate
Closing Date to and including the day prior to second anniversary of the Closing Date	10.00%
Second anniversary of the Closing Date to and including the day prior to third anniversary of the Closing Date	11.00%
Third anniversary of the Closing Date and thereafter	12.00%

          For the avoidance of doubt, (i) if a PIK Election is made, then the PIK Interest Rate shall apply to the calculation of all interest due on the applicable Interest Payment Date, (ii) once a PIK Election has been made, the PIK Interest Rate shall apply to all subsequent Interest Periods for all interest paid, whether in cash or in kind and (iii) any PIK Election made shall apply in the same percentage with respect to each Note then outstanding.

          (f)    Default Rate.    The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of cash interest, capitalized PIK Interest and Special Interest, if any, to the extent lawful, at a rate per annum equal to the rate of interest then otherwise applicable to the Notes plus 200 basis points beginning on the Interest Payment Date on which interest is not paid (such 200-basis point increase, "Default Interest"). Default Interest shall be payable on demand and may only be paid in cash.

          (g)   Taxes.    Payments of interest, as well as PIK Interest, Special Interest, premium, if any, and all other payments hereunder in respect of the Notes shall be subject to all applicable withholding taxes.

        2.7    Replacement Notes.     If any mutilated Note is surrendered to the Company or the Company receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company will issue a replacement Note if the Company's requirements are met. If required by the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Company to protect the Company and any Paying Agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

        Every replacement Note is an additional obligation of the Company and will be entitled to all of the benefits of this Agreement equally and proportionately with all other Notes duly issued hereunder.

        2.8    Outstanding Notes.     The Notes outstanding at any time are all the Notes issued by the Company (including upon the payment of PIK Interest, whether actual Notes are then issued or the PIK Interest is capitalized to the principal amount of existing Notes) except for those canceled by it, those delivered to it for cancellation, and those described in this Section 2.8 as not outstanding. Except as set forth in Section 2.9, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note; however, Notes held by the Company or a Subsidiary of the Company shall not be deemed to be outstanding for purposes of Section 4.1.

        If a Note is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Note is held by a protected purchaser.

        If the principal amount of any Note is considered paid under Section 4.1, it ceases to be outstanding and interest on it ceases to accrue.

        If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes will be deemed to be no longer outstanding and will cease to accrue interest.

        If a Note is converted pursuant to Section 5, it ceases to be outstanding and interest on it ceases to accrue.

        2.9    Treasury Notes.     In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or by any Subsidiary of the Company, will be considered as though not outstanding.

        2.10    Cancellation.     The Company at any time may cancel Notes that have been surrendered to the Company for registration of transfer, exchange, payment, replacement or cancellation, and will destroy canceled Notes (subject to the record retention requirement of the Exchange Act). The Registrar and Paying Agent will forward to the Company any Notes surrendered to them for registration of transfer, exchange or payment. The Company may not issue new Notes to replace Notes that it has paid or cancelled.

        3.    Covenants of the Company.

        3.1    Payment of Notes.     The Company will duly and punctually pay or cause to be paid the principal of, premium on, if any, and interest and Special Interest, if any, on, the Notes in accordance with the terms of this Agreement and the Notes. Principal (including any PIK Interest), premium, if any, and interest and Special Interest, if any, will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds and, if the Company or a Subsidiary thereof is the Paying Agent, the Holders hold as of 3:00 p.m. Central Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal (including any PIK Interest added to principal), premium, if any, and interest and Special Interest, if any, then due. Such Paying Agent, if other than the Company or a Subsidiary thereof, shall return to the Company promptly, and in any event, no later than three Business Days following the date of payment, any money (including accrued interest) that exceeds such amount of principal, premium, if any, and interest paid on the Notes. The Company will pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement. The Company will pay Default Interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal to the extent lawful; it will pay Default Interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest, if any (after giving effect to any applicable grace period), to the extent lawful. If a payment date is not a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day.

        3.2    Maintenance of Office or Agency.     The Company will maintain in the Chicago metropolitan area, an office or agency where Notes may be surrendered for transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Agreement may be served. The Company will give prompt written notice to the Holders of the location, and any change in the location, of such office or agency. The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the Company of its obligation to maintain an office or agency in the Chicago metropolitan area for such purposes. The Company will give prompt written notice to the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

        3.3    Reports.

          (a)   Whether or not the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, so long as any Notes are outstanding, the Company must provide the Holders of the Notes, within 15 days after it is or would be required to file such reports with the SEC (together with the maximum extension period that may be granted by the SEC) with all quarterly and annual financial statements and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including with respect to annual information only, a report thereon by the Company's certified independent public accountants.

          (b)   The Company shall be deemed to have complied with this covenant, and shall be deemed to have provided such documents to the Holders, to the extent the Company has filed or furnished documents and reports referred to in clauses (a) above with the SEC via the EDGAR system or any successor electronic delivery procedures within the time periods specified in Section 3.3(a).

          (c)   If the Company is not subject to the reporting requirements of Sections 13 and 15(d) of the Exchange Act, then for so long as any Notes remain outstanding and constitute "restricted securities" under Rule 144 of the Securities Act ("Rule 144"), the Company will furnish to the Holders, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

        3.4    Taxes.     The Company will pay, and will cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith by appropriate proceedings and for which adequate provision has been made in accordance with GAAP or where the failure to effect such payment is not adverse in any material respect to the Holders.

        3.5    Stay, Extension and Usury Laws.     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury Law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such Law, and covenants that it will not, by resort to any such Law, hinder, delay or impede the execution of any power herein granted to the Holders, but will suffer and permit the execution of every such power as though no such Law has been enacted.

        3.6    Incurrence of Indebtedness.

        The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness that is contractually subordinated in right of payment to any other Indebtedness of the Company unless such Indebtedness is contractually subordinated in right of payment to the Notes on substantially similar terms; provided, however, that no Indebtedness will be deemed to be contractually subordinated in right of payment to any other Indebtedness solely by virtue of being unsecured or by virtue of being secured on a junior priority basis or by virtue of the fact that the holders of secured Indebtedness have entered into intercreditor agreements giving one or more such holders priority over the other holders in the collateral held by them.

        3.7    [Reserved].

        3.8    Change of Control.

          (a)   Unless otherwise waived by written consent of a majority in aggregate principal amount of the Notes, upon the occurrence of a Change of Control, the Company will make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000,000 or an integral multiple of $1,000 in excess thereof) of that Holder's Notes at a purchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest and Special Interest, if any, on the Notes repurchased to the date of purchase, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant Interest Payment Date (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and stating:

              (i)  that the Change of Control Offer is being made pursuant to this Section 3.8 and that all Notes tendered will be accepted for payment;

             (ii)  the purchase price and the purchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date");

            (iii)  that any Note not tendered will continue to accrue interest;

            (iv)  that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

             (v)  that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" attached to the Notes completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the Close of Business on the third Business Day preceding the Change of Control Payment Date;

            (vi)  that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the Close of Business on the fifth Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

           (vii)  that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000,000 in principal amount or an integral multiple of $1,000 in excess thereof.

          The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities Laws and regulations thereunder to the extent those Laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change in Control. To the extent that the provisions of any securities Laws or regulations conflict with the provisions of this Section 3.8, the Company will comply with the applicable securities Laws and regulations and will not be deemed to have breached its obligations under this Section 3.8 by virtue of such compliance.

          (b)   On the Change of Control Payment Date, the Company will, to the extent lawful:

              (i)  accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

             (ii)  deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

            (iii)  deliver or cause to be delivered to the Holders of Notes properly accepted a certificate of a duly authorized officer of the Company stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

          The Company will promptly mail (but in any case not later than five days after the Change of Control Payment Date) to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Company will promptly mail to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          Prior to complying with any of the provisions of this Section 3.8, but in any event within 90 days following a Change of Control, the Company will either repay all outstanding Senior Debt or obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt to permit the repurchase of Notes required by this Section 3.8.

          (c)   Notwithstanding anything to the contrary in this Section 3.8, the Company will not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 3.8 and purchases all Notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to Section 4.3, unless and until there is a default in payment of the applicable redemption price.

          Notwithstanding anything to the contrary contained herein, a Change of Control Offer may be made in advance of a Change of Control, conditioned upon the consummation of such Change of Control, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer is made.

        3.9    Merger, Consolidation or Sale of Assets.

          (a)   The Company shall not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless:

              (i)  either:

              (A)  the Company is the surviving corporation; or

              (B)  the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition has been made is an entity organized or existing under the Laws of the United States, any state of the United States or the District of Columbia; and, if such entity is not a corporation, a co-obligor of the Notes is a corporation organized or existing under any such Laws;

             (ii)  the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Company under the Notes, this Agreement and the Registration Rights Agreement pursuant to agreements otherwise reasonably satisfactory to the Holders of a majority in principal amount of the Notes; and

            (iii)  immediately after such transaction, no Default or Event of Default exists.

          In addition, the Company will not, directly or indirectly, lease all or substantially all of the properties and assets of it and its Subsidiaries taken as a whole, in one or more related transactions, to any other Person. This Section 3.9(a) will not apply to any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company and its Subsidiaries. Clauses (iii) and (iv) of this Section 3.9(a) will not apply to (1) any merger or consolidation of the Company with or into one of its Subsidiaries for any purpose or (2) with or into an Affiliate solely for the purpose of reincorporating the Company in another jurisdiction.

          (b)   Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company in a transaction that is subject to, and that complies with the provisions of, Section 3.9(a), the successor Person formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Agreement referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of the Company under this Agreement with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of, premium on, if any, and interest and Special Interest, if any, on, the Notes except in the case of a sale of all of the Company's assets in a transaction that is subject to, and that complies with the provisions of, Section 3.9(a).

        3.10    Listing of Common Stock.     The Company shall use its commercially reasonable efforts at all times cause the shares of Common Stock to be issued upon conversion of the Notes to be approved for listing on the NASDAQ or such other securities exchange or quotation system, if any, on which the Common Stock is listed or quoted from time to time, subject to official notice of issuance.

        3.11    Reservation of Common Stock; Issuance of Common Stock.     For as long as any Notes remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or shares of Common Stock held in treasury by the Company, for the purpose of effecting the conversion of the Notes, the full number of shares of Common Stock then issuable upon the conversion of all the then outstanding Notes (after giving effect to all price protection and anti-dilution adjustments in effect as of such date). All shares of Common Stock delivered upon conversion of the Notes shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

        3.12    Use of Proceeds.     The Company shall apply the proceeds from the issuance and sale of the Notes issued on the Closing Date to repurchase the Series A Senior Secured Notes and Series B Senior Secured Notes, issued by Deerfield & Company LLC in connection with its merger into the Company, in accordance with the Payment Agreement, and to pay related transaction fees and expenses.

        3.13    Transfer Taxes.     The Company shall pay any and all documentary, stamp or similar issue or transfer tax due on (x) the Notes and (y) the issue of shares of Common Stock upon conversion of the Notes. However, in the case of conversion of the Notes, the Company shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Notes to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

        4.    Redemption.

        4.1    Optional Redemption.

          (a)   The Notes will not be redeemable at the Company's option prior to the second anniversary of the Closing Date.

          (b)   On or after the second anniversary of the Closing Date, the Company may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount thereof plus (i) if the redemption date is on or prior to the third anniversary of the Closing Date, the Interest Rate then in effect as an additional percentage of principal amount, (ii) if the redemption date is after the third anniversary of the Closing Date but on or prior to the fourth anniversary of the Closing Date, one-half of the Interest Rate then in effect as an additional percentage of principal amount, in each case plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, subject to the rights of Holders on the relevant record date to receive interest on the relevant Interest Payment Date.

        Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

        Notwithstanding the foregoing, Holders shall have the right, in their sole discretion, to refuse to surrender their Notes to the Company on the redemption date if the Company is not in compliance with its obligations under the Registration Rights Agreement at all times from the date of the redemption notice through the redemption date. To the extent that the Holders exercise such right, then the Notes held by such Holders that are not surrendered on the redemption date shall remain outstanding and shall continue to accrue interest as if they had not been called for redemption.

        4.2    Mandatory Redemption.     The Company is not required to make a mandatory redemption or sinking fund payments with respect to the Notes.

        4.3    Notice of Redemption.     The Company will give each Holder written notice of the exercise of the optional redemption right under Section 4.1(a) not less than 30 nor more than 60 days' prior to the date fixed for such redemption unless a shorter notice period is accepted by written consent of a majority in interest of aggregate principal amount of Notes outstanding. Such notice shall specify the redemption date, the principal amount of Notes to be redeemed, the redemption price, the interest to be paid on the redemption date with respect to the principal amount being redeemed and the place or places at which Notes shall be surrendered for redemption and, in the case of partial redemption, the portion of the principal amount of the Note (including any PIK Interest) to be redeemed.

        4.4    Selection of Notes to Be Redeemed.     If less than all of the Notes are to be redeemed, the Company will select Notes for redemption on a pro rata basis unless otherwise required by Law or applicable stock exchange or depositary requirements. In the event of partial redemption or purchase by lot, the particular Notes to be redeemed or purchased will be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption or purchase date by the Company from the outstanding Notes not previously called for redemption or purchase.

        The Company will promptly notify the Holders in writing of the Notes selected for redemption or purchase and, in the case of any Note selected for partial redemption or purchase, the principal amount thereof to be redeemed or purchased. Notes and portions of Notes selected will be in amounts of $1,000,000 or $1,000 multiples thereof; except that if all of the Notes of a Holder are to be redeemed or purchased, the entire outstanding amount of Notes held by such Holder shall be redeemed or purchased. Except as provided in the preceding sentence, provisions of this Agreement that apply to Notes called for redemption or purchase also apply to portions of Notes called for redemption or purchase.

        4.5    Partial Redemption.     Upon surrender of a Note that is redeemed or purchased in part, the Company will execute and deliver to the Holder of the Notes so surrendered a new Note or Notes equal in principal amount to the unredeemed or unpurchased portion of the Notes surrendered.

        4.6    Effect of Notice of Redemption.     Once notice of redemption is mailed in accordance with Section 4.3, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

        Delivery of a notice pursuant to Section 4.3 shall in no way preclude the ability of any Holder to sell, transfer or convert the Notes prior to the redemption date specified in such notice.

        5.    Conversion Rights.

        5.1    Right to Convert.     The Holder of any Notes not previously repaid shall have the right, at any time and from time to time, at such Holder's option, to convert the principal amount of the Notes held by such Holder, or any portion of such principal amount into the number of fully paid and non-assessable shares of Common Stock as follows: for each Note converted, the Holder shall be entitled to receive a number of shares of Common Stock equal to the product of (a) the quotient of (i) the sum of (x) the principal amount of such Note (or if less than the full principal amount of such Note is to be converted, the portion of the principal amount of such Note specified by such Holder) plus (y) an amount equal to the accrued but unpaid PIK Interest for which a PIK Election has been made but has not then been paid on such principal amount being converted from and including the immediately preceding Interest Payment Date to but excluding the conversion date, divided by (ii) $1,000, multiplied by (b) the Conversion Rate then in effect. Expressed as a formula, the calculation is as follows:

where,

S'	=	the number of shares of Common Stock received upon conversion of a Note;
PA	=	the principal amount of the Note(s) being converted;
PI	=
the amount of accrued and unpaid PIK Interest for which a PIK Election has been made but has not then been paid on PA from and including the immediately preceding Interest Payment Date to but excluding the conversion date;
CR	=	the Conversion Rate in effect on the applicable conversion date.

        5.2    Exercise of Conversion Rights.

        (a)    Conversion of the Notes.     The Notes may be converted in full or in part at any time upon surrender to the Company of the Notes being converted, together with the duly completed and signed form of notice of conversion in the form attached as Exhibit E (the "Notice of Conversion"). Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion (and any Note or Notes issuable pursuant to Section 5.2(b)) shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 3.13. To validly effect conversion of a Note, all of the foregoing must be received by the Company no later than 5:00 p.m. New York City time on the Business Day immediately preceding the Maturity Date, provided that, with respect to Notes for which a notice of redemption pursuant to Section 4.3 has been given, such documents and instruments must be delivered no later than 5:00 p.m. New York City time on the second Business Day immediately preceding the date fixed for such redemption.

        (b)    Partial Conversion.     Upon surrender of a Note that is converted in part, the Company shall execute and deliver to the Holder of the Notes so surrendered a new Note or Notes equal in principal amount to the unconverted portion of the Notes surrendered.

        (c)    Fractional Interests.     No fractional shares of Common Stock will be issued upon the conversion of the Notes, but in lieu thereof the Company shall pay therefor in cash an amount equal to the product obtained by multiplying the Closing Sale Price of one share of Common Stock on the Trading Day immediately preceding the date of conversion of the Notes times such fraction (rounded to the nearest cent). For the avoidance of doubt, the Company shall issue the maximum number of whole shares possible by applying the Conversion Rate to the aggregate principal amount of all Notes simultaneously converted by a Holder.

        (d)    Deemed Issuance.     Upon delivery of the Notice of Conversion, the surrender of the applicable Notes and payment of any applicable transfer or similar taxes required by Section 3.13, the Company will issue and cause to be delivered with all reasonable dispatch (and in no event more than three Business Days from delivery of the Notice of Conversion, the surrendered Notes and payment of any applicable transfer or similar taxes required by Section 3.13) to and in the name of the Holder, or in the name of such other Person as designated by the Holder, a certificate or certificates for the number of full shares of Common Stock so issued upon the conversion of the Notes, together with a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such conversion, as provided in Section 5.2(c). Such certificate or certificates shall be deemed to have been issued, and the Person in whose name any such certificates will be issuable upon conversion of the Notes (as indicated in the applicable Notice of Conversion) will be deemed to have become a holder of record of such shares of Common Stock as of the date of the last to occur of the delivery of the Notice of Conversion, the surrender of the Notes and the payment of all applicable transfer or similar taxes required by Section 3.13.

        6.    Adjustment of Conversion Rate.     The Conversion Rate shall be adjusted from time to time (successively and for each event described) by the Company as set forth in this Section 6.

        6.1    Price Protection.     If, at any time and from time to time during the eighteen months following the Closing Date, the Company issues shares of Common Stock, options, rights, warrants or any other security convertible into, or exercisable or exchangeable for, or otherwise linked to, Common Stock (such Common Stock, options, rights, warrants and other securities collectively, "Equity-Linked Securities"), for a price per share of Common Stock (or with a conversion, exercise or exchange price per share of Common Stock underlying such Equity-Linked Securities) less than the Conversion Price then applicable to the Notes, then the Conversion Rate shall be adjusted based on the following formula:

where,

CR'	=	the Conversion Rate in effect immediately after the issuance of such Equity-Linked Securities;

CP	=	the Conversion Price in effect immediately prior to the issuance of such Equity-Linked Securities;
OS	=
the number of shares of Common Stock outstanding or deemed outstanding (including pursuant to this Agreement and any other option, right or warrant convertible or exchangeable for Common Stock for which no adjustment is required hereunder or for which adjustment has already been made hereunder) immediately prior to the issuance of such Equity Linked Securities;
ELS	=	the number of shares of Common Stock issued or issuable pursuant to such Equity-Linked Securities; and
AC	=	the aggregate consideration paid or payable for such Equity-Linked Securities.

  The adjustment shall become effective immediately after such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such Equity-Linked Securities, the Conversion Rate shall be adjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. Notwithstanding anything to the contrary contained herein, the provisions of this Section 6.1 and the provisions of Section 6.2 shall not apply to securities issued (a) to directors and employees pursuant to the terms of stock option, restricted stock or stock incentive plans (i) in effect as of the date of this Agreement or (ii) approved by the Board of Directors of the Company including each Investor Director, (b) pursuant to open market sales programs not to exceed $1.0 million per calendar year (pro-rated for partial years), (c) upon the conversion of the Notes or exercise of Equity-Linked Securities held by an Investor, (d) upon the exercise, conversion or exchange of any Equity-Linked Securities which are outstanding immediately prior to the date hereof, (e) pursuant to a dividend reinvestment plan maintained by the Company or (f) in connection with one or more acquisitions with one or more third parties on an arm's length basis, the primary purpose of which is not to raise additional capital (collectively, "Excluded Securities").

        6.2    Dilution Adjustments.

          (a)   Cash Distributions.    If, at any time (and from time to time) after the Closing Date that any Notes are outstanding, the Company, by dividend or otherwise, distributes to all or substantially all holders of outstanding shares of Common Stock distributions consisting exclusively of cash in an amount that, together with other all-cash distributions made within the preceding 365 days in respect of which no adjustment has been made, in the aggregate exceeds an amount equal to 7.5% of the Equity Value of the Company measured as of the date of declaration of such dividend or distribution, then the Conversion Rate shall be adjusted based on the following formula:

where,

CR'	=	the Conversion Rate in effect immediately after the Close of Business on the Record Date for such dividend or distribution;
CR	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;
SP	=	the Closing Sale Price as of the Business Day immediately prior to the Record Date for such dividend or distribution; and

CD	=	the per-share amount attributable to the aggregate amount of such cash distribution for which adjustment is being made.

  Such adjustment shall become effective immediately after the Record Date fixed for the determination of stockholders entitled to receive such distribution. If any dividend or distribution of the type described in this Section 6.2(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Company's Board of Directors determines not to pay such dividend or distribution, or split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced. Notwithstanding the foregoing, in cases where (i) the per share amount of such distribution equals or exceeds the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day Period ending on, and including the Trading Day immediately preceding the Record Date for such distribution, or (ii) if the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day Period ending on, and including the Trading Day immediately preceding the Record Date for such distribution exceeds the per share amount of such distribution by less than $1.00, in lieu of the adjustment set forth in this Section 6.2(a), then Holders will have the right to receive upon conversion, in addition to shares of Common Stock, if any, such distribution such Holders would have received upon conversion of such Holders' Notes if they had been converted immediately prior to the Record Date.

          (b)   Stock Dividends, Subdivisions and Combinations.    If, at any time (and from time to time) after the Closing Date that any Notes are outstanding, the Company:

              (i)  pays a dividend or makes a distribution payable exclusively in shares of Common Stock on all or substantially all shares of the Company's Common Stock;

             (ii)  subdivides the outstanding shares of Common Stock into a greater number of shares; or

            (iii)  combines the outstanding shares of Common Stock into a smaller number of shares;

        then the Conversion Rate will be adjusted based on the following formula:

where,

CR'	=	the Conversion Rate in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or the Close of Business on the effective date of such share subdivision or combination, as applicable;
CR	=
the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or the Close of Business on the effective date of such subdivision or combination, as applicable;
OS'	=
the number of shares of Common Stock outstanding immediately after the Close of Business on the Record Date for such dividend or distribution, or the Close of Business on the effective date of such subdivision or combination, as applicable; and
OS	=
the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend or distribution, or the Close of Business on the effective date of such subdivision or combination, as applicable.

  Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or the effective date for such subdivision or combination, as the case may be. If any dividend or distribution of the type described in this Section 6.2(b) is declared but not so paid or made, or the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Company's Board of Directors determines not to pay such dividend or distribution, or split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.

          (c)   Adjustment for Options, Rights and Warrants.    If, at any time (and from time to time) after the Closing Date that any Notes are outstanding, the Company distributes any rights, options or warrants (other than Excluded Securities and pursuant to a Stockholder Rights Plan (defined below)) to all or substantially all holders of the Company's Common Stock entitling them to purchase (for a period not more than 45 days from the Record Date for such distribution) shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including the Trading Day immediately preceding the Record Date for such distribution, the Conversion Rate shall be adjusted in accordance with the formula:

where:

CR'	=	the Conversion Rate in effect immediately after the Close of Business on the Record Date for such distribution;
CR	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;
OS	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such distribution;
N	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants;
P	=	the per-share offering price payable to exercise such rights, options or warrants for the additional shares plus the per-share consideration (if any) the Company receives for such rights, options or warrants; and
M	=
the average of the Closing Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Record Date with respect to the distribution.

  Such adjustment shall be successively made whenever any such rights, options or warrants are distributed and shall become effective immediately after the Close of Business on the Record Date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be adjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be adjusted promptly to be the Conversion Rate that would then be in effect if such Record Date for such distribution had not been fixed.

  For purposes of this Section 6.2(c), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase Common Stock at less than the average of the Closing Sale Prices of Common Stock for each Trading Day in the applicable 10 consecutive Trading Day period, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (d)   Adjustment for Other Distributions.    If, at any time (and from time to time) after the Closing Date that any Notes are outstanding, the Company distributes to all or substantially all holders of its Common Stock any of its debt or other assets or property (including cash, rights, options or warrants to acquire Capital Stock of the Company or other securities that, together with all other distributions made within the preceding 365 days in respect of which no adjustment has been made, in the aggregate exceeds an amount equal to 7.5% of the Equity Value of the Company measured as of the date of declaration of such distribution, but excluding (i) dividends or distributions exclusively in cash referred to in Section 6.2(a), dividends or distributions (including subdivisions) referred to in Section 6.2(b) and distributions of rights, warrants or options referred to in Section 6.2(c), (ii) rights issued to all holders of Common Stock pursuant to a Stockholder Rights Plan, where such rights are not presently exercisable, continue to trade with Common Stock and holders will receive such rights together with Common Stock upon conversion of the Notes, (iii) any Spin-off to which the provisions set forth below in Section 6.2(e) shall apply and (iv) Excluded Securities) ("Distributed Property"), the Conversion Rate shall be adjusted in accordance with the formula:

where:

CR'	=	the Conversion Rate in effect immediately after the Close of Business on the Record Date for such distribution;
CR	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;
MP	=	the average of the Closing Sale Prices of Common Stock for the 10 consecutive Trading Day period ending on, and including, the Record Date for such distribution; and
FMV	=
the fair market value, as determined by the Board of Directors, of the portion of the Distributed Property to be distributed in respect of each share of Common Stock immediately as of the Close of Business on the Record Date for such distribution.

  Such adjustment shall become effective immediately after the Close of Business on the Record Date for such distribution. Notwithstanding the foregoing, if "FMV" as set forth above is equal to or greater than "MP" as set forth above, in lieu of the foregoing adjustment, upon conversion of the Notes, the Holder shall receive, upon the same terms as holders of Common Stock, the amount and kind of Distributed Property the Holder would have received had the Holder owned a number of shares of Common Stock issued upon such conversion immediately prior to the Record Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors or a committee thereof determines "FMV" for purposes of this Section 6.2(d) by reference to the actual or when issued trading market for any Common Stock, it must in doing so consider the prices in such market over the same period used in computing the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Record Date for such distribution.

  For purposes of this Section 6.2(d), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than the average of the Closing Sale Prices of the Common Stock for each Trading Day in the applicable 10 consecutive Trading Day period, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (e)   Adjustment for Spin-Offs.    If, at any time (and from time to time) after the Closing Date that any Notes are outstanding, the Company makes a dividend or distribution on the Common Stock in shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit, where such Capital Stock or similar equity interest is listed or quoted (or will be listed or quoted upon consummation of the Spin-off) on a national securities exchange or reasonably comparable non-U.S. equivalent, which is referred to herein as a "Spin-off," the Conversion Rate will be adjusted based on the following formula:

CR'	=	the Conversion Rate in effect immediately after the Close of Business on the last day of the Valuation Period;
CR	=	the Conversion Rate in effect immediately prior to the Close of Business on the last day of the Valuation Period;
FMV	=
the average of the closing sale prices (calculated in the same manner as the Closing Sale Price) of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock for each day during the Valuation Period; and
MP	=	the average of the Closing Sale Prices of the Common Stock for each day during the Valuation Period.

  For purposes of the foregoing, "Valuation Period" means the first 10 consecutive Trading Days immediately following, and including, the effective date for the Spin-off. The adjustment to the Conversion Rate under the preceding paragraph of this Section 6.2(e) will be made immediately after the Close of Business on the last day of the Valuation Period, but will be given effect as of the Open of Business on the effective date for the Spin-off. For purposes of determining the Conversion Rate in respect of any conversion during the 10 Trading Days commencing on the effective date for any Spin-off, references within the portion of this Section 6.2(e) related to "Spin-offs" to 10 consecutive Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date for such Spin-off to, but excluding, the relevant determination date.

  If, prior to a determination date, a record date for a Spin-off has been set but the relevant dividend or distribution has not yet resulted in an adjustment to the Conversion Rate and an exercising Holder is not entitled to participate in the dividend or distribution with respect to the shares of Common Stock the Holder receives upon conversion (whether because the Holder was not a holder of such shares of Common Stock on the effective date for such dividend or distribution or otherwise), then as promptly as practicable following the determination date, the Company will deliver to the Holder a number of additional shares of Common Stock that reflects the increase to the number of shares of Common Stock issuable upon conversion of the Notes deliverable as a result of the Spin-off.

          (f)    Adjustment for Company Tender or Exchange.    If, at any time (and from time to time) after the Closing Date that any Notes are outstanding, the Company or any of its Subsidiaries makes a payment to holders of the shares of Common Stock in respect of a tender or exchange offer, other than an odd-lot offer, by the Company or any of its Subsidiaries for shares of Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the average of the Closing Sale Prices over the 10 consecutive Trading Day period commencing on, and including the Trading Day immediately following the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the "Expiration Date"), the Conversion Rate shall be adjusted based on the following formula:

CR'	=	the Conversion Rate in effect immediately after the Open of Business on the Trading Day immediately following the Expiration Date;
CR	=	the Conversion Rate in effect immediately prior to the Open of Business on the Trading Day immediately following the Expiration Date;
FMV	=
the aggregate fair market value, as determined by the Board of Directors, of all cash and other consideration payable in such tender or exchange offer for shares purchased in such tender or exchange offer, such value to be measured as of the expiration time of the tender or exchange offer (the "Expiration Time");
OS	=	the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer);
OS'	=	the number of shares of Common Stock outstanding immediately after the Expiration Time (after giving effect to such tender offer or exchange offer); and
SP	=	the average of the Closing Sale Prices of Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day immediately following the Expiration Date.

        The adjustment to the Conversion Rate under this Section 6.2(f) will be made immediately after the Open of Business on the 11th Trading Day following the Expiration Date but will be given effect at the Open of Business on the Trading Day following the Expiration Date. For purposes of determining the Conversion Rate, in respect of any conversion during the 10 Trading Days commencing on the Trading Day immediately following the Expiration Date, references within this Section 6.2(f) to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day following the Expiration Time to, but excluding, the relevant determination date.

        6.3    When No Adjustment Required.     No adjustment need be made pursuant to this Section 6 as a result of:

          (a)   the issuance of the rights pursuant to the Company's adoption of a stockholders rights plan that provides that each share of Common Stock issued upon conversion of the Notes at any time prior to the distribution of separate certificates representing rights will be entitled to receive the right (a "Stockholder Rights Plan");

          (b)   the distribution of separate certificates representing the rights under a Stockholder Rights Plan;

          (c)   the exercise or redemption of the rights in accordance with any rights agreement under a Stockholder Rights Plan;

          (d)   the termination or invalidation of the rights under a Stockholder Rights Plan;

          (e)   upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan;

          (f)    upon the issuance of any shares of Common Stock or options or rights to purchase or be issued those shares pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;

          (g)   ordinary course of business stock repurchases, including structured or derivative transactions pursuant to a stock repurchase program approved by the Board of Directors (but, for the avoidance of doubt, excluding transactions described in Section 6.2(f));

          (h)   upon the issuance of any shares of Common Stock or any securities convertible into, or exchangeable for shares of Common Stock, or the right to purchase shares of Common Stock or such convertible or exchangeable securities other than as described in Sections 6.2(c) or 6.2(d); or

          (i)    for a change in the par value of Common Stock.

        If any event described in Section 6.3(a) through (d) occurs, the Holder will receive the rights upon conversion, unless, prior to any conversion, the rights have separated from the Common Stock. If the rights have separated, the Conversion Rate will be adjusted at the time of separation as provided by Section 6.2(c) or (d), as applicable, subject to readjustment in the event of expiration, termination or redemption of such rights.

        Notwithstanding the foregoing, no adjustment need be made to the Conversion Rate pursuant to Section 6.2 if all the Holders participate (at the same time as Common Stock holders participate), subject to notice of such participation to the Holder, in the transaction that would otherwise trigger the applicable adjustment, as if the Holders held a number of shares of Common Stock issuable upon conversion of the Notes then outstanding.

        6.4    Effect of Reclassification, Consolidation, Merger or Sale.

          (a)   Upon the occurrence of (i) any reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination covered by Section 6.2(b)), (ii) any consolidation or merger, (iii) a binding share exchange which reclassifies or changes the outstanding shares of Common Stock or (iv) any sale or conveyance of all or substantially all of the property and assets of the Company to any other Person, in each case as a result of which the holders of Common Stock shall be entitled to receive cash, securities or other property or assets with respect to or in exchange for such Common Stock (any such event, a "Merger Event"), then at the effective time of the Merger Event, the right to convert the Notes will be changed into a right to convert the Notes into the type and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock issuable upon conversion of the Notes immediately prior to such Merger Event would have owned or been entitled to receive (the "Reference Property") upon such Merger Event. If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any for of stockholder election), the Reference Property to be received upon exercise will be deemed to be the weighted average of the types and amounts of Reference Property to be received by the holders of Common Stock that affirmatively make such election).

          (b)   If the Company consummates a Merger Event, the Company shall promptly provide notice to the Holder briefly describing the Merger Event and stating the type or amount of cash, securities, property or other assets that will comprise the Reference Property after any such Merger Event and any adjustment to be made with respect thereto.

          (c)   The above provisions of this Section 6.4 shall similarly apply to successive Merger Events.

        6.5    Simultaneous Adjustments.     In the event that this Section 6 requires adjustments to the Conversion Rate under more than one of the provisions of Section 6.2(a), (b), (c), (d) and (e) and the Record Dates (or, in the case of a Spin-off, the effective date of such a Spin-off) for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 6.2(b), second, the provisions of Section 6.2(d), third, the provisions of Section 6.2(e), fourth, the provisions of Section 6.2(a) and, fifth, the provisions of Section 6.2(c). To the extent the issuance of any Equity-Linked Securities would give rise to an adjustment under both Section 6.1 and any clause under Section 6.2, then only the adjustment that would result in the greatest increase to the Conversion Rate shall apply. Any adjustment to the Conversion Rate pursuant to Section 6.4 shall be made after giving effect to all other adjustments then applicable, but in all events without duplication of any adjustments.

        6.6    Successive Adjustments.     After an adjustment to the Conversion Rate under this Section 6, any subsequent event requiring an adjustment under this Section 6 shall cause an adjustment to the Conversion Rate as so adjusted, but in all events without duplication of any adjustments.

        6.7    Limitation on Adjustments.     The Company shall not take any action that would result in an adjustment pursuant to the foregoing provisions in this Section 6 if that adjustment to the Conversion Rate would produce a Conversion Price less than the then par value of the shares of Common Stock issuable upon conversion of the Notes. In no event will the Conversion Rate be decreased other than as a result of a transaction described in Section 6.2(b)(iii) or as a result of any readjustment to the Conversion Rate to reverse any prior adjustment made for a transaction that was not subsequently completed as provided in Section 6.2. For the avoidance of doubt, an increase in the Conversion Rate results in a decrease in the Conversion Price, and vice versa.

        6.8    Notices.

          (a)   Promptly after any adjustment of the Conversion Rate, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

          (b)   The Company shall give written notice to the Holders at least five (5) Business Days prior to the date on which the Company (i) closes its books or takes a record (w) with respect to any dividend or distribution on the Common Stock, (x) with respect to any pro rata subscription offer to holders of Common Stock, (y) with respect to any pro rata redemption or similar offer to holders of the Common Stock or (z) for determining rights to vote with respect to any Merger Event, dissolution or liquidation or (ii) enters into any transaction that will result in an adjustment of the Conversion Rate.

        7.    Restrictions on Transfer.

        7.1    Permitted Transfers.     The Holder may transfer the Notes or the shares of Common Stock issuable upon conversion of the Notes to any Person:

          (a)   pursuant to a registration statement that is, at the time of such transfer, effective under the Securities Act;

          (b)   pursuant to Rule 144; or

          (c)   in a transaction otherwise exempt from the registration requirements of the Securities Act (subject to the requirements of such exemption).

        7.2    Terms of Transfer.     Notwithstanding the foregoing, the following terms and conditions will apply to each transfer provided for in Section 7.1:

          (a)   in the case of a transfer pursuant to Section 7.1(b) or (c), as a condition precedent to such transfer, unless otherwise agreed by the Company in writing, the transferor must deliver an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities Laws; and

          (b)   no Holder that is subject to the Company's then-applicable insider trading policy may transfer any of the Notes or any shares of Common Stock issuable upon conversion of the Notes except to the extent permitted under such trading policy.

          (c)   Except as provided in Section 7.1 above, the Notes and the shares of Common Stock issuable upon conversion of the Notes may not be transferred in whole or in part by the Holder. In order to effect any transfer or partial transfer of Notes, the Holder shall deliver the Notes to the Company with the notice of transfer in the form attached as Exhibit F (the "Notice of Transfer") completed and duly executed. Upon receipt of Notice of Transfer and the opinion of counsel required by this Section 7, if any, the Company shall promptly (i) issue to the transferee a new Note for the principal amount of Notes assigned by the Holder, and (ii) to the extent the transfer contemplated by the Notice of Transfer is not for the entire principal amount of Notes, issue to the Holder a replacement Note representing the balance of such Note. The Company shall maintain at the Registrar office a record of the names and addresses of the Holders hereunder and the principal amount (and stated interest thereon) of any Notes held by such Holders (the "Register"). Notwithstanding anything herein to the contrary, a Note shall be transferred (in whole or in part) only by the recordation of such transfer on the Register.

          (d)   The Company shall not be required to register any transfer of the Notes or the shares of Common Stock issuable upon conversion of the Notes in violation of this Section 7 or applicable securities Laws. The Company may place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section and applicable securities Laws.

          (e)   Each Holder, severally and not jointly, agrees from and after the date of this Agreement until the earlier of (x) the third anniversary of the Closing Date or (y) the date on which such Holder or its Affiliates no longer owns Notes, Common Stock or warrants to purchase Common Stock representing 10% or more of the Common Stock (calculated assuming all shares of Common Stock then issuable pursuant to the Notes and exercise of the warrants are outstanding), such Holder shall not, and shall not permit its Affiliates or any Person acting on behalf of, or pursuant to any understanding with, the Holder or its Affiliates to, engage in Short Sales, derivatives, participations, swaps or other arrangements that transfer to another Person, in whole or in part, any of the economic consequences of ownership of the Common Stock or the Notes held by the Holder or its Affiliates without transferring title or legal ownership of such Notes or Common Stock.

        7.3    Legends.     The following legends will appear on the face of all Notes issued under this Agreement unless specifically stated otherwise in the applicable provisions of this Agreement.

          (a)   Private Placement Legend.

        (A)  Except as permitted by subparagraph (B) below, each Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

        "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144 (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. WITH RESPECT TO ANY TRANSFER CONTEMPLATED BY CLAUSES (2)(B), (C), (D) OR (E) ABOVE, THE HOLDER SHALL BE REQUIRED TO DELIVER A LEGAL OPINION REASONABLY ACCEPTABLE IN FORM AND SUBSTANCE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT."

        (B)  Notwithstanding the foregoing, if requested in writing by a Holder accompanied by a legal opinion reasonably acceptable in form and substance to the Company that such Private Placement Legend is eligible to be removed, any Note resold pursuant to Rule 144 in a manner that results in such Note no longer constituting a restricted security or pursuant to an effective registration statement (and all Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

          (b)   Original Issue Discount Legend. Each Note will bear a legend in substantially the following form:

        "FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; THE ISSUE PRICE, AMOUNT OF ORIGINAL DISCOUNT, ISSUE DATE, AND YIELD TO MATURITY WITH RESPECT TO THESE NOTES MAY BE OBTAINED BY WRITING TO THE CHIEF FINANCIAL OFFICER OF THE BORROWER AT THE ADDRESS SET FORTH IN SECTION 13.7 HEREIN."

        8.    Subordination.

        8.1    Agreement to Subordinate.     The Company agrees, and each Holder by accepting a Note agrees, that the indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Section 8, to the prior payment in full of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

        8.2    Liquidation; Dissolution; Bankruptcy.     Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and Liabilities:

          (a)   holders of Senior Debt will be entitled to receive payment in full of all Obligations due in respect of such Senior Debt (including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt) before the Holders of Notes will be entitled to receive any payment with respect to the Notes (except that Holders of Notes may receive and retain Permitted Junior Securities); and

          (b)   until all Obligations with respect to Senior Debt (as provided in clause (a) above) are paid in full, any distribution to which Holders would be entitled but for this Section 8 will be made to holders of Senior Debt (except that Holders of Notes may receive and retain Permitted Junior Securities), as their interests may appear.

        8.3    Default on Designated Senior Debt.

          (a)   The Company may not make any payment or distribution to any Holder in respect of Obligations with respect to the Notes and may not acquire from any Holder any Notes for cash or property (other than Permitted Junior Securities) until all principal and other Obligations with respect to the Senior Debt have been paid in full if:

              (i)  payment default on Designated Senior Debt occurs and is continuing; or

             (ii)  any other default occurs and is continuing on any series of Designated Senior Debt that permits holders of that series of Designated Senior Debt to accelerate its maturity and the Holders receive a notice of such default (a "Payment Blockage Notice") from the Company of the holders of any Designated Senior Debt. If the Company receives any such Payment Blockage Notice, no subsequent Payment Blockage Notice will be effective for purposes of this Section 8.3 unless and until (A) at least 360 days have elapsed since the delivery of the immediately prior Payment Blockage Notice and (B) all scheduled payments of principal of, premium on, if any, and interest and Special Interest, if any, on, the Notes that have come due have been paid in full in cash.

          No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Company may be, or may be made, the basis for a subsequent Payment Blockage Notice unless such default has been cured or waived for a period of not less than

  90 days. Notwithstanding the foregoing, the Company may make payment on the Notes if the Company receives written notice approving such payment from the Representative of each series of any Designated Senior Debt then outstanding with respect to which either of the events set forth in clauses (i) and (ii) of this clause (a) has occurred and is continuing.

          (b)   The Company may and will resume payments on and distributions in respect of the Notes and may acquire them upon the earlier of:

              (i)  in the case of a payment default, upon the date upon which such default is cured or waived, and

             (ii)  in the case of any other default, upon the earliest of (A) the date on which such nonpayment default is cured or waived, (B) 179 days after the date on which the applicable Payment Blockage Notice is received, and (C) the date the Company receives notice from the Representative of each series of Designated Senior Debt then outstanding rescinding such Payment Blockage Notice, unless the maturity of any Designated Senior Debt has been accelerated.

        8.4    Acceleration of Notes.     If payment of the Notes is accelerated because of an Event of Default, the Company will promptly notify holders of Senior Debt of the acceleration.

        8.5    When Distribution Must Be Paid Over.     In the event that any Holder of the Notes receives any payment of any Obligations with respect to the Notes (other than Permitted Junior Securities) at a time when the payment is prohibited by Section 8.3 and the Holder has actual knowledge that the payment is prohibited by Section 8.3, such payment will be held by such Holder, in trust for the benefit of, and will be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under the agreement, indenture or other document (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

        8.6    Notice by Company.     The Company will promptly notify the Holders of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Section 8, but failure to give such notice will not affect the subordination of the Notes to the Senior Debt as provided in this Section 8.

        8.7    Subrogation.     After all Senior Debt is paid in full and until the Notes are paid in full, Holders of Notes will be subrogated (equally and ratably with all other indebtedness pari passu with the Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Notes have been applied to the payment of Senior Debt. A distribution made under this Section 8 to holders of Senior Debt that otherwise would have been made to Holders of Notes is not, as between the Company and Holders, a payment by the Company on the Notes.

        8.8    Relative Rights.     This Section 8 defines the relative rights of Holders of Notes and holders of Senior Debt. Nothing in this Agreement will:

              (i)  impair, as between the Company and Holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium on, if any, and interest and Special Interest, if any, on, the Notes in accordance with their terms;

             (ii)  affect the relative rights of Holders of Notes and creditors of the Company other than their rights in relation to holders of Senior Debt; or

            (iii)  prevent any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Notes.

        If the Company fails because of this Section 8 to pay principal of, premium on, if any, or interest or Special Interest, if any, on, a Note on the due date, the failure is still a Default or Event of Default.

        8.9    Subordination May Not Be Impaired by Company.     No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Notes may be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Agreement.

        8.10    Distribution or Notice to Representative.     Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

        Upon any payment or distribution of assets of the Company referred to in this Section 8, the Holders of Notes will be entitled to rely upon any Order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 8.

        8.11    Amendments.     The provisions of this Section 8 may not be amended or modified without the written consent of the holders of all Senior Debt. In addition, any amendment to, or waiver of, the provisions of this Section 8 that adversely affects the rights of the Holders of the Notes will require the consent of the holders of at least a majority in aggregate principal amount of the Notes then outstanding.

        9.    Events of Default.

        9.1    Definition.     Each of the following is an "Event of Default":

          (a)   default, for 15 days after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes in the payment when due of interest, AHYDO Catch-up Payment and Special Interest, if any, on the Notes, whether or not prohibited by the subordination provisions of this Agreement;

          (b)   default, after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes, in the payment when due (at maturity, upon redemption or otherwise) of the principal (including PIK Interest previously paid) of, or premium on, if any, the Notes, whether or not prohibited by the subordination provisions of this Agreement;

          (c)   failure by the Company or any of its Subsidiaries after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes to comply with the provisions of Section 3.9;

          (d)   failure by the Company or any of its Subsidiaries for 30 days after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes to comply with any of the other agreements in this Agreement;

          (e)   default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness (other than Non-Recourse Indebtedness) for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), whether such indebtedness or guarantee now exists, or is created after the date of this Agreement, if that default:

              (i)  is caused by a failure to pay principal of, premium on, if any, or interest on, if any, such indebtedness prior to the expiration of the grace period provided in such indebtedness on the date of such default (a "Payment Default"); or

             (ii)  results in the acceleration of such indebtedness prior to its express maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more and is not cured within 10 days following notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes;

          (f)    failure by the Company or any of its Material Subsidiaries to pay final and non-appealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of $10 million (net of any amounts covered by insurance or pursuant to which the Company is indemnified), which judgments are not paid, discharged or stayed, for a period of 60 days after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes and, in the event such judgment is covered by insurance, an enforcement proceeding has been commenced by any creditor upon such judgment or decree that is not promptly stayed;

          (g)   the Company or any of its Subsidiaries that is a Material Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Material Subsidiary pursuant to or within the meaning of Bankruptcy Law:

              (i)  commences a voluntary case,

             (ii)  consents to the entry of an Order for relief against it in an involuntary case,

            (iii)  consents to the appointment of a custodian of it or for all or substantially all of its property,

            (iv)  makes a general assignment for the benefit of its creditors, or

             (v)  generally is not paying its debts as they become due; or

          (h)   a court of competent jurisdiction enters an Order or decree under any Bankruptcy Law that:

              (i)  is for relief against the Company or any of its Subsidiaries that is a Material Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Material Subsidiary in an involuntary case;

             (ii)  appoints a custodian of the Company or any of its Subsidiaries that is a Material Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Material Subsidiary or for all or substantially all of the property of the Company or any of its Subsidiaries that is a Material Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Material Subsidiary; or

            (iii)  orders the liquidation of the Company or any of its Subsidiaries that is a Material Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Material Subsidiary;

          and the Order or decree remains unstayed and in effect for 60 consecutive days.

        9.2    Acceleration.

          (a)   In the case of an Event of Default specified in clause (g) or (h) of Section 9.1, with respect to the Company, any Subsidiary of the Company that is a Material Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Material Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Holders of at least 33 1/3% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Upon any such declaration, the Notes shall become due and payable immediately.

          (b)   The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Company may, on behalf of all of the Holders of all the Notes, rescind an acceleration and its consequences hereunder, if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal of, premium on, if any, on the Notes that has become due solely because of the acceleration) have been cured or waived.

        9.3    Other Remedies.     If an Event of Default occurs and is continuing, the Holders may pursue any available remedy to collect the payment of principal of, and premium, if any, on the Notes or to enforce the performance of any provision of the Notes or this Agreement; provided that only Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available or exercising any trust or power conferred on the Holders. Except as provided in the immediately preceding sentence, no individual Holder or group of Holders may pursue any remedy with respect to this Agreement or any Note. A delay or omission by the Holders of Notes in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by Law.

        9.4    Waiver of Past Defaults.     The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Company may, on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of principal of, premium on, if any, on, the Notes (including in connection with an offer to purchase); provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

        10.    Amendment, Supplement and Waiver.

        10.1    Without Consent of Holders of Notes.     The Company may not amend or supplement this Agreement without the consent of Holders of the Notes.

        10.2    With Consent of Holders of Notes.     Except as provided below in this Section 10.2, (i) the Company may amend this Agreement and the Notes with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, PIK Interest and Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), (ii) any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium on, if any, or interest or Special Interest, if any, on, the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Agreement or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, PIK Interest and Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes) or (iii) the Company may amend or supplement this Agreement to provide for the issuance of Additional Notes in accordance with the limitations set forth in this Agreement as of the date hereof, with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, PIK Interest and Additional Notes, if any) voting as a single class.

        Upon receipt of the requisite consents, the Company and Holders representing the requisite consents may enter into an amendment to this Agreement. It is not necessary for the consent of Holders of Notes under this Section 10.2 to approve the particular form of any proposed amendment, supplement or waiver, but it is sufficient if such consent approves the substance thereof.

        Notwithstanding the foregoing, without the consent of each Holder affected, an amendment, supplement or waiver to this Agreement may not (with respect to any Notes held by a non-consenting Holder):

          (a)   Reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

          (b)   Reduce the principal of or change the fixed maturity of any Note or alter or waive any of the provisions with respect to the redemption of the Notes (except with respect to Section 3.8);

          (c)   Reduce the rate of or change the time for payment of interest, including Default Interest, on any Note;

          (d)   Waive a Default or Event of Default in the payment of principal of, premium on, if any, or interest or Special Interest, if any, on, the Notes (except a rescission of acceleration of the Notes by the Holders of a majority in aggregate principal amount of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration);

          (e)   Make any Note payable in money other than that stated in the Notes;

          (f)    Make any change in the provisions of this Agreement relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, premium on, if any, or interest or Special Interest, if any, on, the Notes;

          (g)   Waive a redemption payment with respect to any Note (other than a payment required by Section 3.9); and

          (h)   Make any change in the preceding amendment and waiver provisions.

        Section 8.11 provides additional requirements regarding any amendment to the subordination provisions of this Agreement.

        10.3    Revocation and Effect of Consents.     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by such Holder and every subsequent Holder of a Note or portion thereof that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder thereof may revoke the consent as to its Note by providing written notice of revocation to the Company before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

        Each Holder and its successors and assigns acknowledge that by the operation of this Section 10, the Holders representing a majority in principal amount of the Notes then outstanding, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights pursuant to this Agreement.

        11.    Representations and Warranties.

        11.1    Representations and Warranties of the Company.     Except as set forth in the corresponding sections of the disclosure schedule (the "Company Disclosure Schedule") which is being delivered by the Company to the Investors concurrently herewith and except as disclosed in, and reasonably apparent from, the Company SEC Documents publicly available prior to the date of this Agreement and only as and to the extent disclosed therein (other than disclosures in any schedules thereto or in any documents incorporated by reference therein and other than any forward looking disclosures set forth in any risk factor section, any disclosures in any section relating to forward looking statements and any other disclosures included therein to the extent they are primarily predictive or forward-looking in nature), the Company represents and warrants to the Investors as of the date hereof and as of the Closing that:

          (a)   Organization.    (i) The Company is duly incorporated, validly existing and in good standing under the Laws of Maryland with all requisite power and authority required to conduct its business as presently conducted. The Company has heretofore made available to each Investor true and complete copies of the Constituent Documents of the Company and its Subsidiaries and each such Constituent Document is in full force and effect. (ii) The Company and each Subsidiary of the Company is duly qualified or licensed to transact business and is in good standing in all jurisdictions where the ownership or operation of its assets and properties or the conduct of its business requires such qualification, except where the failure to be so licensed or in good standing would not have a Company Material Adverse Effect.

          (b)   Authorization; Enforceability.    The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the Registration Rights Agreement and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action of the Company, subject only to obtaining Stockholder Approval at a duly held meeting of the Company's stockholders (the "Stockholders Meeting") or any adjournment or postponement thereof. The Board of Directors has determined (based on the recommendation of a special committee of the Board of Directors) that this Agreement and the transactions contemplated hereby are in the best interests of the Company and its stockholders, has resolved to recommend that holders of Common Stock vote in favor of the issuance of the shares of Common Stock issued in connection with the conversion of the Notes be submitted to the Company's stockholders for approval at the Stockholders Meeting and has taken any required action to make any "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation enacted under the MGCL inapplicable to the transactions contemplated hereby. No other corporate action on the part of the Company or its stockholders is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereunder and thereunder. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and assuming this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the other parties hereto or thereto, constitutes or will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

          (c)   Subsidiaries; Investments.

              (i)  Section 4.3(a) of the Company Disclosure Schedule sets forth the name and jurisdiction of organization of each Subsidiary of the Company. Each of the Company's Subsidiaries is an entity duly organized, validly existing and (to the extent the concept of good standing exists in the applicable jurisdiction) in good standing under the laws of its jurisdiction of organization. Each of the Company's Subsidiaries has all requisite corporate or other similar organizational power and authority to own, lease and operate its properties and to carry on its business as now being conducted except where the failure to be so licensed or in good standing would not have a Company Material Adverse Effect.

             (ii)  Other than any interests in the Company's Subsidiaries and, except as set forth in Section 4.3(b) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns any Equity Interests in any Person. All Equity Interests in each Subsidiary of the Company are owned by the Company or another Subsidiary of the Company free and clear of any Liens, other than Permitted Liens.

          (d)   Capitalization.    The Company is authorized to issue 500,000,000 shares of Common Stock and 100,000,000 shares of preferred stock of the Company, par value $0.001 per share (the "Preferred Stock"). As of the date of this Agreement, (i) 6,454,924 shares of Common Stock are issued and outstanding, (ii) no shares of Preferred Stock are issued and outstanding, (iii) the Company has reserved (A) 308,164 shares of Common Stock for issuance pursuant to the grant of outstanding restricted stock units and (B) 3,000,000 shares of Common Stock for issuance pursuant to exercise of outstanding warrants to purchase Common Stock and (iv) no other shares of Common Stock, other voting securities of the Company or shares of Preferred Stock have been issued, reserved for issuance or outstanding. All issued and outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and not subject to preemptive rights. There are no other outstanding calls, rights, commitments, agreements, arrangements or undertakings of any kind, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold Equity Interests in the Company, or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Equity Interests of the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its Equity Interests or make any material investment (in the form of a loan, capital contribution or otherwise) in any Person.

          (e)   Compliance with Laws.

              (i)  Except as disclosed in Section 4.5 of the Company Disclosure Schedule, the Company and its Subsidiaries are not in material violation of, and have not violated in any material respect, any applicable Law affecting or related to the Company, any of its Subsidiaries or any Company CLO Issuer and any of their businesses, operations, assets or employees. To the Knowledge of the Company, no investigation or review by any Governmental Authority with respect to the Company or any of its Subsidiaries or any Company CLO Issuer is pending or threatened and no Governmental Authority has indicated an intention to conduct the same.

             (ii)  None of the Company or any of its Subsidiaries, or any of their managers, directors or officers acting for or on their behalf, or, to the Knowledge of the Company, any employee or agent of the Company or any of its Subsidiaries or any Person acting for or on their behalf, has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, gratuities, entertainment or other unlawful expenses related to political activity, (ii) made any payment or offered, promised or authorized the payment of anything of value, regardless of form, whether in money, property or services, to or for the benefit of any U.S. or non-U.S. government official or employee, any official or employee of a public international organization, or any political party or candidate for political office for the purpose of influencing any act or decision of such individual or of any Governmental Authority or public international organization, or securing any improper advantage, in order to obtain or retain business or direct business to any Person in violation of applicable Law, (iii) made any other unlawful payment, regardless of form, whether in money, property or services, including any payment which constitutes criminal bribery under applicable Law or (iv) violated any applicable export control, money laundering or anti-terrorism law or regulation, or any other applicable anti-bribery law or regulation, of any applicable jurisdiction, or any applicable Law of similar effect.

          (f)    Non-Contravention; Consents and Approvals.    The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the consummation by the Company of the transactions contemplated hereby and thereby, and the performance by the Company of its obligations hereunder and thereunder, except as set forth in Section 4.6 of the Company Disclosure Schedule: (i) do not violate any provision of the Constituent Documents of the Company or any of its Subsidiaries; and (ii)(A) do not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or any part of the properties or assets of the Company or any of its Subsidiaries, (B) do not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound, (C) do not result in the creation or imposition of any Lien on any part of the properties or assets of the Company or any of its Subsidiaries, (D) do not violate any Order binding on the Company or any of its Subsidiaries or any part of its or their properties or assets, and (E) except for the Stockholder Approval and the filing with the SEC of the Proxy Statement and the Other Filings, does not otherwise require any Governmental Approvals or any Third Party Consents other than the Consents set forth on Section 5.7(a)(i) and (ii) of the Company Disclosure Schedule, except in the case of (B), (C), (D) or (E) for any of the foregoing, that, individually or in the aggregate would not have a Company Material Adverse Effect.

          (g)   SEC Reports and Financial Statements.

              (i)  Since December 31, 2008, the Company has timely filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, statements and documents required to be filed or furnished by it under the Exchange Act, (such documents as amended, as have been supplemented, modified or amended since the time of filing so long as such supplement, modification or amendment has occurred prior to the date of this Agreement, collectively, the "Company SEC Documents"). As of their respective filing dates (and if so amended or superseded, then on the date of such subsequent filing) the Company SEC Documents (i) did not (or with respect to Company SEC Documents filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder. None of the Company Subsidiaries is currently required to make any filings with the SEC other than DCM in its capacity as a registered investment advisor. All of the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its Subsidiaries included in the Company SEC Documents (collectively, the "Company Financial Statements") (A) have been or will be, as the case may be, prepared from the Books and Records of the Company and its Subsidiaries, (B) have been or will be, as the case may be, prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments that are not material in amount or nature and as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act) and (C) fairly present in all material respects the consolidated financial position and the consolidated results of operations, cash flows and changes in stockholders' equity of the Company and its Subsidiaries as of the dates and for the periods referred to therein.

             (ii)  Without limiting the generality of Section 11.1(e)(i), (i) Deloitte & Touche LLP has not resigned or been dismissed as independent public accountant of the Company as a result of or in connection with any disagreement with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) no executive officer of the Company has failed in any respect to make, without qualification, the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any form, report or schedule filed by the Company with the SEC since December 31, 2008 and (iii) no enforcement action has been initiated or, to the Knowledge of the Company, threatened against the Company by the SEC relating to disclosures contained in any Company SEC Document.

            (iii)  The Company has not received any complaint, allegation, assertion or claim in writing regarding a material aspect of the accounting practices, procedures, methodologies or methods of the Company's internal accounting controls, including any such complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or audit practices. The Company has made available to the Company any management letters, or other formal communications, including with respect to proposed adjustments, from any of the Company's auditors to the Company, any officer of the Company or the Board of Directors, in any case regarding (1) any significant deficiencies and material weaknesses in the design or operation of disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) or of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which have adversely affected or are reasonably likely to adversely affect the ability of the Company to record, process, summarize and report financial date, (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting, or (3) any other deficiencies in the accounting system of the Company.

          (h)   Absence of Certain Changes and Events.    Since December 31, 2009 (the "Balance Sheet Date"), (a) the Company has conducted, and has caused its Subsidiaries to conduct, their respective businesses only in the ordinary course and consistently with past practice; (b) the Company and its Subsidiaries have not suffered any event, change, occurrence, facts or circumstance that, individually or in the aggregate with any other events, changes, occurrences or circumstances, has had or would reasonably be expected to have a Company Material Adverse Effect; and (c) there has not been any action, omission or event that would be prohibited by or would have required consent of the Investors pursuant to Section 5.2 of the Acquisition Agreement had such action, omission or event been taken, occurred or arisen after the date of this Agreement.

          (i)    No Undisclosed Liabilities.    (a) Except (i) for those Liabilities that are reflected on or reserved against in the Company's December 31, 2009 balance sheet or disclosed in the notes thereto, and (ii) for those Liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, and not, individually or in the aggregate, material to the Company and its Subsidiaries, the Company and its Subsidiaries do not have any Liabilities of any kind or nature whatsoever, whether known or unknown, accrued, contingent, absolute, determined, or determinable, or whether otherwise due or to become due, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability.

          (j)    Regulatory Compliance.

              (i)  None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any other Person "associated" (as defined under the Investment Advisers Act) with the Company or any of its Subsidiaries during the preceding ten years, has been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) through (4) and 203(e)(7) through (9) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or has engaged in any conduct, except for the investigation described in Section 4.10(c) of the Company Disclosure Schedule, been involved in any Legal Proceeding or is or was subject to any Order that is required to be disclosed on a Form ADV.

             (ii)  Each of the Company and its Subsidiaries required to be registered as an investment adviser under the Investment Advisers Act and the rules and regulations thereunder is registered as such and has completed notice filings for each state listed in Section 4.10(b) of the Company Disclosure Schedule, which jurisdictions are the only jurisdictions wherein such Person is required to make such filings.

            (iii)  Each Subsidiary of the Company that is registered as an investment adviser under the Investment Advisers Act has filed a Form ADV with the SEC in accordance with the Investment Advisers Act, which Form ADV at the time of filing was (and with respect to Form ADV Part II, was as of its date), and as amended and supplemented as of the date hereof is, in effect pursuant to and in material compliance with the requirements of the Investment Advisers Act. The Company has heretofore made available to the Investors true and correct copies of the Forms ADV for 2008 and 2009 as amended or supplemented as of the date hereof. Each of the investment management entities and each of its investment adviser representatives (as such term is defined in Rule 203A-3(a) under the Investment Advisers Act) has, and until the time of the Closing will have, all Governmental Approvals required in order for them to lawfully conduct the investment advisory services of the Company and its Subsidiaries in the manner presently conducted, and all such Governmental Approvals are in full force and effect and are being complied with in all respects, in each case except to the extent the failure to have such Governmental Approvals or the failure to comply with any such Governmental Approval has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. DCM is not subject to any material limitation relating to the investment adviser activities of DCM imposed in connection with one or more of the Governmental Approvals. Except as set forth in Section 4.10(c) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries or, in connection with their service to the Company and its Subsidiaries, any of their respective directors, officers or employees is registered or required to be registered as a broker or dealer, a commodity trading adviser, a commodity pool operator, a futures commission merchant, an introducing broker, a transfer agent, a registered representative or associated person, a counseling officer, an insurance agent, a sales person or in any similar capacity with the SEC, the Commodity Futures Trading Commission, the NFA, FINRA, the securities commission of any state or any other self-regulatory body and each such Person set forth on Section 4.10(c) of the Company Disclosure Schedule is duly registered as required by Law. None of the Company, any of its Subsidiaries or, in connection with their service to the

    Company and its Subsidiaries, any of their respective directors, officers or employees, during the preceding ten years, has been convicted of any crime, or is or has been the subject of a denial, suspension or revocation of registration with the CFTC or the NFA as a "commodity pool operator" (as such term is defined in the Commodity Exchange Act).

            (iv)  None of the Company, any Subsidiary, or any Company CLO Issuer is registered as, or is required to be registered as Registered Investment Company, and no other Person to whom the Company or any Subsidiary renders Investment Management Services is a Registered Investment Company.

             (v)  No person, other than employees of the Company or any of its Subsidiaries, renders Investment Management Services to or on behalf of Clients or solicits Clients with respect to the provision of Investment Management Services by the Company or any of its Subsidiaries.

            (vi)  DCM has adopted a written policy regarding insider trading and a code of ethics, which complies in all material respects with all applicable provisions of the Investment Advisers Act (including with respect to insider trading and personal trading under Section 204A thereof and Rule 204A-1 thereunder), copies of which have been made available to the Investors. All of the employees of the Company and its Subsidiaries have executed acknowledgments that they are bound by the provisions of the applicable insider trading policies and code of ethics. DCM has adopted a written compliance program regarding its satisfaction of the requirements of Rule 206(4)-7 under the Investment Advisers Act. To the Knowledge of the Company, during the past three (3) years, there have been no material violations or allegations of material violations of such codes of ethics or insider trading policies. The Investment Management Entity has adopted a written compliance program regarding the Investment Management Entity's satisfaction of the requirements of Rule 206(4)-7 under the Investment Advisers Act.

           (vii)  No exemptive Orders, "no-action" letters or similar exemptions or regulatory relief have been obtained, and no requests are pending therefor, by or with respect to the Company, any of its Subsidiaries or any Company CLO Issuer or any employee of any such Person in connection with the business of the Company or any of its Subsidiaries or any Company CLO Issuer.

          (k)   Litigation.    Except as disclosed in Section 4.13 of the Company Disclosure Schedule, (a) there is no material Legal Proceeding pending nor, to the Knowledge of the Company, threatened against the Company, its Subsidiaries or the Company CLO Issuers before any Governmental Authority, (b) none of the Company, its Subsidiaries or the Company CLO Issuers is a party to or is subject to any Order or other arrangement with any Governmental Authority and none of the Company, its Subsidiaries or the Company CLO Issuers has been notified by any Governmental Authority to the effect that such Governmental Authority is contemplating issuing or requesting any such Order or other arrangement, and (c) none of the Company, its Subsidiaries or the Company CLO Issuers is in default under, or has failed to comply with, any material Order applicable to it.

          (m)  Taxes.    Each of the Company and its Subsidiaries has timely filed or caused to be timely filed all material Tax Returns required to be filed by it. All such Tax Returns, when filed were true, correct and complete in all material respects. Each of the Company and its Subsidiaries has paid all material Taxes due and payable by it and has made adequate provision in accordance with GAAP for any material Taxes not yet due and payable by it.

          (n)   Employment Benefit Plans.

              (i)  Section 4.15(a) of the Company Disclosure Schedule identifies each Company Benefit Plan. The Company has delivered or made available to the Investor true and complete copies of each Company Benefit Plan and all amendments thereto (and for any Company Benefit Plan that is not in writing, a written description of the material terms thereof), current summary plan descriptions (and all summaries of material modifications thereto) of each of the Company Benefit Plans subject to ERISA and similar descriptions of all other Company Benefit Plans, the trust agreement, insurance contract or other documentation of any funding arrangement related to each Company Benefit Plan, any material communications to and from any Governmental Authority or to or from any participant of a Company Benefit Plan (or a written description of any material oral communications), the most recent Form 5500 and related schedules for each Company Benefit Plan subject to ERISA's reporting requirements, the two most recent actuarial reports and audited financial statements, and the most recent determination or opinion letter from the IRS with respect to the qualified status of each of the Company Benefit Plans that is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code. The Company Benefit Plans have been established, maintained, operated and administered in all material respects in accordance with their terms and are in compliance in all material respects with the applicable Law, including ERISA and the Code. Each Company Benefit Plan which is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code has been determined by the IRS to be a qualified plan (in form) by the issuance of a favorable determination or opinion letter by the IRS. There is no pending or, to the Knowledge of the Company, threatened material legal actions, suits, Liens, complaints or claims relating to any Company Benefit Plan and no circumstances which could cause the loss of such qualification of any Company Benefit Plan intended to be qualified under Section 401(a) of the Code. To the Knowledge of the Company, in the two years immediately preceding the Closing Date, the Company and its Subsidiaries have not engaged in a transaction in connection with which the Company or any of its Subsidiaries would be subject to either a civil penalty pursuant to Section 502(i) of ERISA or Tax pursuant to Section 4975 of the Code that could reasonably be expected to have a Company Material Adverse Effect. No material action, suit, proceeding, hearing or investigation with respect to the administration of the investment of the assets of any of the Company Benefit Plans (other than routine claims for benefits) is pending or, to the Knowledge of the Company, threatened. No Company Benefit Plan is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code and neither the Company, any of its Subsidiaries, nor any member of their Controlled Groups (defined as any organization which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code) have at any time in the five years immediately prior to the Closing Date sponsored or contributed to, or had any Liability or obligation with respect to any plan subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code. The Company and its Subsidiaries do not have any present or future Liability under any of the Company Benefit Plans to provide death, medical, life or other health and welfare benefits with respect to any of their employees or other service providers (or their spouses, beneficiaries, or dependents) subsequent to the retirement or other termination of service of any such employee or service provider, other than continuation coverage as described under Part 6 of Title I of ERISA. The Company and its Subsidiaries do not maintain or otherwise have any Liability with respect to any deferred compensation, excess benefit or other non-qualified supplemental retirement plan, program or arrangement. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in conjunction with any other event), will (i) result in (or any material increase in) any compensation or payment (including severance, unemployment compensation, golden parachute or otherwise) becoming due to any current or former director, officer, partner, member, consultant or employee of the Company or any of its Subsidiaries under any of the Company Benefit Plans or otherwise from the Company or any of its Subsidiaries, (ii) materially increase any benefits otherwise payable or result in any new obligation under any Company Benefit Plans, (iii) result in any material acceleration of the time of payment, funding or vesting of any such benefit (whether through a grantor trust or otherwise), or (iv) result in any limitation or restriction on the right of the Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan. All material contributions and other payments required to be made by the Company and its Subsidiaries to any of the Company Benefit Plans with respect to any period ending at the Closing Date have been made or reserves adequate for such contributions or other payments have been set aside therefore and have been reflected in the Company Financial Statements in accordance with GAAP. There are no material outstanding Liabilities of any of the Company Benefit Plans other than Liabilities for benefits to be paid to participants and their beneficiaries in accordance with the terms of such Company Benefit Plan. The Company and its Subsidiaries do not maintain any Company Benefit Plan outside of the United States of America. Except as provided by applicable Law, there are no restrictions on the rights of the Company and its Subsidiaries to amend or terminate any of the Company Benefit Plans.

             (ii)  With respect to the agreements, contracts, plans or other arrangements to which the Company or any of its Subsidiaries is a party, each such agreement, contract, plan or other arrangement that is or that forms a part of a non-qualified deferred compensation plan described in Section 409A, has been operated in compliance with Section 409A and is in compliance with Section 409A, except for any failure that would not, individually or in the aggregate, impose a material Liability.

          (o)   Employment Matters.    There are no employment or consulting Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound or otherwise has any present or future Liability other than as listed on Section 4.16 of the Company Disclosure Schedule, true and complete copies (and any amendments thereto) of which have been made available to the Investors. The Company and its Subsidiaries are not, and have not in the past five years been, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no organizing activities involving the Company or any of its Subsidiaries pending or threatened with any labor organization or group of employees of the Company or any of its Subsidiaries and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority relating to the Company or any of its Subsidiaries. There have not been in the past five years and are not currently any pending, or, to the Knowledge of the Company, threatened, labor strikes, disputes, walkouts, work stoppages, slowdowns, demonstrations, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, union election, governmental investigation or lockout with respect to employees of the Company or any of its Subsidiaries. There are no material unfair labor practice charges or complaints, grievances, arbitrations or arbitration demands, lawsuits or administrative or other proceedings pending or, to the Knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company or any of its Subsidiaries or brought or filed, with any authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its Subsidiaries or any basis for any of the foregoing. There are no material charges or complaints alleging sexual or other harassment or other discrimination by the Company, any of its Subsidiaries or any of their respective employees or agents pending or, to the Knowledge of the Company, threatened in each case against the Company or any of its Subsidiaries. The Company and its Subsidiaries are in compliance in all material respects with all Laws governing the employment of labor, including all such Laws relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, labor relations, working conditions, employee scheduling, family and medical leave, employment and reemployment of members of the uniformed services, employment terminations, classification of Persons as independent contractors, workers' compensation disability, employee benefits, severance payments, unemployment and the collection and payment of withholding and/or Taxes due under the U.S. Old-Age, Survivors, and Disability Insurance program, and similar Taxes. The Company and its Subsidiaries have complied in all material respects with WARN and have not incurred any Liability or obligation which remains unsatisfied under WARN.

          (p)   Information Provided.    The written information to be supplied by or on behalf of the Company for inclusion in the Proxy Statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting shall not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Stockholders Meeting or at Closing, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting that has become false or misleading. If at any time prior to the Stockholders Meeting any fact or event relating to the Company or any of its Affiliates that should be set forth in a supplement to the Proxy Statement should be discovered by the Company or should occur, the Company shall, promptly after becoming aware thereof, inform the Investors of such fact or event.

          (r)   Issuance of Notes.    The issuance of the Notes to the Investors has been duly authorized by the Company, and, when issued and delivered by the Company, will have been duly executed, issued and delivered, will be free from all taxes and Liens with respect to the issuance thereof and will constitute valid and legally binding obligations of the Company, entitled to the benefits of this Agreement. As of the date hereof, a number of shares of Common Stock have been duly authorized and reserved for issuance in an amount equal to 100% of the maximum number of shares of Common Stock issuable upon the conversion of the Notes (assuming that no PIK Interest is paid). Upon the conversion of the Notes, the shares of Common Stock issued in connection with the conversion will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes and Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Notes and the shares of Common Stock issued in connection with the conversion of the Notes is exempt from registration under the Securities Act.

          (s)   Margin Rules.    The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the sale of the Notes will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (t)    Independent Investigation.    The Company hereby acknowledges and affirms that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on its own investigation, analysis and evaluation of the Investors and is not relying in any way on any representations and warranties, including any implied warranties, made by the Investors, the Affiliates of the Investors or made on behalf of the Investors by any other Person other than the representations and warranties made expressly by the Investors in this Agreement and each applicable Transaction Document.

          (u)   Registration Rights; Voting Rights.

              (i)  Except as provided in the Registration Rights Agreement, the Company has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently.

             (ii)  Except as provided in the Stockholders Agreement, to the Knowledge of the Company, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

          (v)   No Solicitation / Integration.    Neither the Company nor any other Person authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Notes. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Notes sold pursuant to this Agreement under circumstances that would require registration of the issuance of the Notes under the Securities Act.

          (w)  Brokers.    (i) Other than UBS Securities LLC, (i) no broker, finder, agent or similar intermediary is acting, or has acted, for, or on behalf of, the Company or any of its Subsidiaries in connection with this Agreement, the transactions contemplated hereby or the Transaction Documents, and (ii) no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by the Company or any of its Subsidiaries. The fees and expenses of UBS Securities LLC shall be paid by the Company.

          (x)   Funds.    As of the date hereof, the Company and its Subsidiaries do not manage or act as investment adviser to any private investment funds, including, without limitation, any investment funds or other pooled investment vehicles that is an "investment company" as defined by the Investment Company Act.

          (z)   Affiliate Transactions.    Except as set forth in Section 4.24 of the Company Disclosure Schedule, since January 1, 2009, each of the Company and its Subsidiaries has not engaged in any transactions and is not party to any agreements, arrangements or understandings with Affiliates that would be required to be disclosed under Item 404 of Regulation S-K.

        11.2    Representations and Warranties of the Investors.     Each Investor represents and warrants, severally and not jointly, to the Company that:

          (a)   Organization.    Such Investor is duly formed and validly existing under the jurisdiction of its organization.

          (b)   Authorization; Enforceability.    Such Investor has all requisite power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by such Investor of this Agreement and the Registration Rights Agreement and the performance by such Investor of its respective obligations hereunder and thereunder have been duly authorized by all requisite action of the Investor. No other action on the part of the Investor is necessary to authorize the execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereunder and thereunder. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and, assuming this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the other parties hereto and thereto, constitutes or will constitute the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

          (c)   Non-Contravention; Consents and Approvals.    The execution and delivery of this Agreement and the Registration Rights Agreement by such Investor, the consummation by such Investor of the transactions contemplated hereby and thereby, and the performance by such Investor of its respective obligations hereunder and thereunder: (i) do not violate any provision of the Constituent Documents of such Investor; and (ii)(A) do not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Investor or any part of the properties or assets of such Investor, (B) do not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any agreement relating to the material indebtedness of such Investor or under any mortgage, deed of trust, security agreement or lease to which it is a party or by which any of its respective properties or assets is bound, (C) do not result in the creation or imposition of any Lien on any part of the properties or assets of such Investor, (D) do not violate any Order binding on such Investor or any part of its respective properties or assets, and (E) do not otherwise require any Governmental Approvals, except in the case of (B), (C), (D) or (E) for any of the foregoing that, individually or in the aggregate would not have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated hereby.

          (d)   No Public Sale or Distribution.    Such Investor is (i) acquiring the Notes and (ii) upon conversion of the Notes will acquire shares of Common Stock, for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. Such Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Notes or the shares of Common Stock issued in connection with the conversion of the Notes.

          (e)   Accredited Investor Status.    At the time such Investor was offered the Notes, it was, and at the date hereof it is, and on each date on which it exercises the Notes it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

          (f)    Reliance on Exemptions.    Such Investor understands that the Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and such Investor's compliance with, the representations, warranties, agreements and acknowledgments of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Notes.

          (g)   Independent Investigation.    Such Investor hereby acknowledges and affirms that it has conducted and completed its own investigation, analysis and evaluation of the Company and its Subsidiaries, that it has been offered the opportunity to make all such reviews and inspections of the financial condition, business, results of operations, properties, assets and prospects of the Company and its Subsidiaries as it has deemed necessary or appropriate, that it has had the opportunity to request all information it has deemed relevant to the foregoing from the Company and has received responses it deems adequate and sufficient to all such requests for information, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on its own investigation, analysis and evaluation of the Company and its Subsidiaries and is not relying in any way on any representations and warranties, including any implied warranties, made by the Company or on behalf of the Company by any other Person other than the representations and warranties made expressly by the Company in this Agreement. The foregoing, however, does not limit or modify the representations or warranties of the Company in Section 11.1 of this Agreement or the right of the Investors to rely thereon. Such Investor understands that its investment in the Notes involves a high degree of risk. Such Investor has had an opportunity to consult with such accounting, legal and tax advisors as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes.

          (h)   No Governmental Review.    Such Investor understands that no Governmental Authority has passed on or made any recommendation or endorsement of the Notes or the fairness or suitability of the investment in the Notes nor has any Governmental Authority passed upon or endorsed the merits of the offering of the Notes.

          (i)    Transfer or Resale.    Such Investor understands that except as provided in the Registration Rights Agreement: (i) the Notes and the shares of Common Stock issued in connection with the conversion of the Notes have not been and are not being registered under the Securities Act or any state securities Laws, and may not be offered for sale, sold, assigned or transferred unless (A) pursuant to an effective registration statement under the Securities Act, (B) unless otherwise agreed by the Company in writing, such Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Notes or the shares of Common Stock issued in connection with the conversion of the Notes to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Notes or the shares of Common Stock issued in connection with the conversion of the Notes can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the Notes or the shares of Common Stock issued in connection with the conversion of the Notes made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Notes under circumstances in which the Investor (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Notes under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder.

          (j)    Certain Trading Activities.    Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including engaging in Short Sales, derivatives, participations, swaps or other arrangements that transfer to another Person, in whole or in part, any of the economic consequences of ownership of the Company's securities) since the time that such Investor was first contacted by the Company regarding the transactions contemplated hereby.

          (k)   Disclaimer Regarding Estimates and Projections.    In connection with such Investor's investigation of the Company, such Investor has received certain projections, including projected statements of operating revenues and income from operations of the business and the Company and certain business plan information. Such Investor acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that such Investor is familiar with such uncertainties and that such Investor is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). Accordingly, the Company makes no representation or warranty with respect to, and disclaims any obligation to update, such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts).

          (l)    No Legal, Tax or Investment Advice.    Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Notes and the other transactions contemplated hereby constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Notes.

          (m)  Acknowledgments.    The Investors acknowledge and agree that the Company has not made and is not making any representations or warranties, express or implied except for those representations and warranties set forth in Section 11.1 hereof.

        12.    Conditions to the Closing.

        12.1    Conditions to Obligation of the Company.     The obligation of the Company under this Agreement to consummate the transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Company:

          (a)   No Injunctions or Restraints; Illegality.    No Order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the issuance of the Notes contemplated to be issued on the Closing Date shall be in effect. No Law shall have been enacted, entered, promulgated or enforced by any applicable Governmental Authority that prohibits or makes illegal the issuance of the Notes contemplated to be issued on the Closing Date.

          (b)   Representations and Warranties Accurate.    All representations and warranties of each of the Investors set forth in Section 11.2 shall be true and correct (without giving effect to any limitation as to "materiality" or any derivative thereof or "material adverse effect" set forth therein), except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not and would not reasonably be expected to prevent purchase of the Notes by the Investors, at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date).

          (c)   Acquisition Agreement.    The transactions contemplated by the Acquisition Agreement shall be consummated contemporaneously with the Closing (except to the extent that failure of transactions under the Acquisition Agreement to be consummated results from a breach of the Acquisition Agreement by the Company).

        12.2    Conditions to Obligation of the Investors.     The obligation of each Investor to consummate the transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by an Investor:

          (a)   Stockholder Approval.    The Stockholder Approval shall have been obtained.

          (b)   Delivery of the Notes.    The Company will have delivered the aggregate principal amount of Initial Notes to Bounty and, if applicable, the aggregate principal amount of Additional Notes to each Additional Investor joining this Agreement prior to the Closing Date, in each case in the principal amount which such Investor is then purchasing as set forth opposite the name of such

  Investor on Schedule A attached hereto or pursuant to the Joinder Agreement, if applicable, duly executed on behalf of the Company and registered in the name of such Investor.

          (c)   Performance.    The Company shall have performed and complied in all material respects with all obligations, covenants, conditions and other agreements required by this Agreement and the other Transaction Documents to be performed and complied with by it prior to or on the Closing Date.

          (d)   No Injunctions or Restraints; Illegality.    No Order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the issuance of the Notes contemplated to be issued on the Closing Date shall be in effect. No Law shall have been enacted, entered, promulgated or enforced by any applicable Governmental Authority that prohibits or makes illegal the issuance of the Notes contemplated to be issued on the Closing Date.

          (e)   Representations and Warranties Accurate.    All representations and warranties of the Company set forth in Section 11.1 shall be true and correct (without giving effect to any limitation as to "materiality" or any derivative thereof or "material adverse effect" set forth therein), except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not and would not reasonably be expected to have a Company Material Adverse Effect, at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date); provided, that the representations and warranties of the Company contained in Sections 11.1(a) (i), (b) and (d) shall be true and correct in all respects at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date).

          (f)    State Securities Laws.    The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Notes, and such authorization, approval, permit or qualification shall be effective at the Closing.

          (g)   Acquisition Agreement.    The transactions contemplated by the Acquisition Agreement shall be consummated contemporaneously with the Closing.

          (h)   Transaction Documents.    The Investors shall have received copies of the Transaction Documents, duly executed by the Company.

          (i)    Payment Agreement and Termination Agreement.    Each of the Payment Agreement and the Termination Agreement shall have been duly executed and delivered by the parties thereto and shall, as of the Closing, be in full force and effect without any waiver, termination, amendment or modification of any provision thereof or any agreement with respect to any such waiver, termination, amendment or modification.

          (j)    Officer's Certificate.    The Investors shall have received a certificate executed by a duly authorized executive officer of the Company on behalf of the Company dated as of the Closing Date, to the effect that the conditions set forth in Sections 12.2(b), (c) and (d) have been satisfied.

          (k)   Secretary's Certificate.    The Investors shall have received (i) true, correct and complete copies of the Company's Constituent Documents and (ii) resolutions of the board of directors of the Company authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the other Transaction Documents, the Payment Agreement and the Termination Agreement and the consummation of the transactions contemplated hereby and thereby, certified as correct and complete as of the Closing Date by the Secretary of the Company.

          (l)    Listing of Shares.    The shares of Common Stock issuable upon conversion of the Notes shall have been approved for listing on the NASDAQ, subject to official notice of issuance.

          (m)  Opinion of Company Counsel.    The Investors shall have received opinions from one or more legal counsels to the Company (reasonably acceptable to Bounty), dated as of the Closing, substantially in the form attached to this Agreement as Exhibit G.

        13.    Miscellaneous.

        13.1    Governing Law.     This Agreement shall be governed in all respects by the Laws of the State of New York without regard to choice of laws or conflict of laws provisions thereof that would require the application of the laws of any other jurisdiction.

        13.2    Submission to Jurisdiction; Venue; Waiver of Trial by Jury.     Each of the parties to this Agreement irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in the County of New York, in the State of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each of the parties irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

        13.3    Enforcement of Agreement.     The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court sitting in the County of New York, in the State of New York (or, solely to the extent that no such Federal court has jurisdiction over such suit, action or proceeding, in any New York State court sitting in the County of New York, in the State of New York), this being in addition to any other remedy to which any party is entitled at law or in equity. Additionally, each party to this Agreement irrevocably waives any defenses based on adequacy of any other remedy, whether at law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions of this Agreement or injunctive relief in any action brought therefore.

        13.4    Successors and Assigns.     Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties to this Agreement.

        13.5    No Third Party Beneficiaries.     Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, obligations or Liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including without limitation any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as third party beneficiary with respect to this Agreement or the transactions contemplated hereby; provided, however, that future Holders shall have the rights of the Holders set forth in this Agreement.

        13.6    Entire Agreement.     This Agreement, the Registration Rights Agreement, the other Transaction Documents and the other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term of this Agreement may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

        13.7    Notices, Etc.     Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications required or permitted hereunder ("Notices") shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, sent via facsimile (receipt confirmed) or electronic mail at the following addresses, facsimile numbers or electronic mail addresses (or at such other addresses, facsimile numbers or electronic mail addresses for a party as shall be specified by like notice) or otherwise delivered by hand or by messenger, addressed:

  (a)
  if to Bounty:

    c/o Columbus Nova Partners LLC
    601 Lexington Avenue, 58th Floor
    New York, New York 10022
    Telephone(212) 418-9600

    Facsimile No: (646) 349-1091
    Attention: Paul Lipari
    Email: plipari@columbusnova.com

    With a copy to:

    Latham & Watkins LLP
    885 Third Avenue
    New York, NY 10022
    Telephone: (212) 906-1200
    Facsimile No.: (212) 906-4864
    Attention: Dennis D. Lamont, Esq.
    Email: dennis.lamont@lw.com

  (b)
  if to an Additional Investor, to:

    The address provided by such Additional Investor in the Joinder Agreement.

  (c)
  if to the Company, to:

    Deerfield Capital Corp.
    6250 North River Road
    9th Floor
    Rosemont, Illinois 60018
    Telephone: (773) 380-1600
    Facsimile No: (773) 380-1695
    Attention: Robert Contreras
    Email: rcontreras@deerfieldcapital.com

    With a copy to:

    Schulte Roth & Zabel LLP
    919 Third Avenue
    New York, NY 10022
    Telephone: (212) 756-2000
    Facsimile No: (212) 593-5955
    Attention: Marc Weingarten, Esq.
    Email: marc.weingarten@srz.com

or in any such case to such other address, facsimile number, electronic mail address or telephone as either party may, from time to time, designate in a written notice given in a like manner. If notice is provided by mail, it shall be deemed to be delivered upon proper deposit in a mailbox, if notice is delivered via facsimile or electronic mail, it shall be deemed to be delivered upon receipt of electronic confirmation, and if notice is delivered by hand, messenger or overnight courier service, it shall be deemed to be delivered upon actual delivery.

        13.8    Delays or Omissions.     No delay or omission to exercise any right, power, or remedy accruing to any Holder of any Securities upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such Holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by Law or otherwise afforded to any holder, shall be cumulative and not alternative.

        13.9    Counterparts.     This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format (i.e., "PDF"), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        13.10    Severability.     If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, such portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

        13.11    Titles and Subtitles; Section References.     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Unless otherwise stated, references to Sections, Schedules and Exhibits are to the Sections, Schedules and Exhibits of this Agreement.

[THIS SPACE LEFT BLANK INTENTIONALLY]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:
DEERFIELD CAPITAL CORP.
By:	/s/ JONATHAN TRUTTER
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer

SIGNATURE PAGE TO THE CONVERTIBLE NOTE AGREEMENT

Investors:
BOUNTY INVESTMENTS, LLC
By:	/s/ ANDREW INTRATER
	Name:	Andrew Intrater
	Title:	Chief Executive Officer

SIGNATURE PAGE TO THE CONVERTIBLE NOTE AGREEMENT

SCHEDULE A

Investor	Principal Amount of Notes to be Purchased
Bounty Investments, LLC	$25,000,000

Total	$25,000,000

A-1

EXHIBIT A

CERTAIN DEFINITIONS

        "Additional Notes" means up to $25,000,000 aggregate principal amount of additional Notes (other than the Initial Notes and PIK Interest on any Notes) issued under this Agreement in accordance with Section 2.4 hereof, as part of the same series as the Initial Notes.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling, controlled by or under common control with such specified Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Capital Stock, by agreement or otherwise. For the avoidance of doubt, DPLC shall not be deemed to be an Affiliate of the Company for purposes of this Agreement.

        "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state Law for the relief of debtors.

        "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

        "Books and Records" means all files, documents, instruments, papers, books and records relating to the business of a Person, including financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, contracts, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

        "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such board.

        "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the Laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by Law or other governmental action to close.

        "Capital Stock" means:

          (1)   in the case of a corporation, corporate stock;

          (2)   in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

          (3)   in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

          (4)   any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

        "Change of Control" means the occurrence of any of the following:

          (1)   the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any Person (including any "person" (as that term is used in Section 13(d)(3) of the Exchange Act)) other than a Permitted Holder, a Related Party of a Permitted Holder or a Permitted Group;

          (2)   the adoption of a plan relating to the liquidation or dissolution of the Company;

A-1

          (3)   the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any Person (including any "person" (as defined above), other than a Permitted Holder, a Related Party of a Permitted Holder or a Permitted Group, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Company, measured by voting power rather than number of shares; or

          (4)   the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

        Notwithstanding the foregoing, no "Change of Control" shall be deemed to occur if such action is the direct or indirect result of any action by an Investor or any Affiliate thereof.

        "Client" means any Person to whom Investment Management Services are provided; provided, that no investor in any such Person shall be deemed a Client.

        "Close of Business" means 5:00 p.m. (New York City time).

        "Closing Sale Price" of the Common Stock on any date means the closing per-share sale price (or if no closing per-share sale price is reported, the average of the last bid and ask prices or, if more than one in either case, the average of the average last bid and the average last ask prices) on that date as reported by the principal national or regional securities exchange on which the shares of the Common Stock are then traded. The Closing Sale Price will be determined without reference to after-hours or extended market trading. If the Common Stock is not so listed for trading on the relevant date, then the "Closing Sale Price" of the Common Stock will be the last quoted bid price for Common Stock in the over-the-counter market on the relevant date as reported by Pink OTC Markets Inc. or a similar organization. If the Common Stock is not so quoted, then the "Closing Sale Price" of the Common Stock will be determined by a U.S. nationally recognized independent investment banking firm selected by the Company for this purpose.

        "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

        "Company Benefit Plans" means all "employee benefit plans" (within the meaning of Section 3(3) of ERISA, including multiemployer plans within the meaning of Section 3(37) of ERISA), and all equity purchase, equity option, severance, employment, change-in-control, fringe benefit, bonus, incentive, deferred compensation (including nonqualified deferred compensation), employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated hereby or otherwise), whether written or oral, under which (i) any current or former employee, director or consultant of the Company or any of its Subsidiaries has any present or future right to benefits and which are contributed to, maintained or sponsored by the Company or any of its Subsidiaries or (ii) the Company or any of its Subsidiaries has any present or future Liability.

        "Company CLO Issuer" means Bridgeport CLO Ltd., Bridgeport CLO II Ltd., Buckingham CDO Ltd., Buckingham CDO II Ltd., Buckingham CDO III Ltd., Burr Ridge CLO Plus Ltd., DFR Middle Market CLO Ltd., Cumberland II CLO Ltd., Forest Creek CLO Ltd., Gillespie CLO PLC, Knollwood CDO Ltd., Knollwood CDO II Ltd., Long Grove CLO Ltd., Market Square CLO Ltd., Marquette Park CLO Ltd., Mid Ocean CBO 2000-1 Ltd., Mid Ocean CBO 2001-1 Ltd., NorthLake CDO I, Limited, Oceanview CBO I, Ltd., Pinetree CDO Ltd., River North CDO Ltd., Rosemont CLO, Ltd., Schiller Park CLO Ltd., Valeo Investment Grade CDO Ltd., Valeo Investment Grade CDO II Ltd., Robeco CDO II Limited, Mayfair Euro CDO I B.V. and Aramis CDO.

        "Company CLO Management Agreement" means the collateral management agreement between the Company or applicable Subsidiary of the Company and each Company CLO Issuer.

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        "Company Material Adverse Effect" means any effect, event, circumstance or change that (a) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole, (it being agreed that in the event of a cancellation of, notice of cancellation of, termination of, removal for cause of the Company as the collateral manager (including pursuant to any "key person" provision) under or the acceleration, liquidation, or optional redemption of securities issued by a Company CLO Issuer with respect to the Company CLO Management Agreements other than with respect to Oceanview CBO I, Ltd., it shall be deemed to be materially adverse to the Company and its Subsidiaries, taken as a whole, only if the loss of the expected future revenue stream would decrease the net present value of the Company CLO Management Agreements in excess of $6,000,000 and for purposes of this calculation, the net present value of management fees will be based upon the assumptions detailed in Section 1.1 of the Company Disclosure Schedule); provided, however, that none of the following effects, events or changes shall be deemed in themselves, either alone or in combination, to constitute, and none of them shall be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: (i) any change in general economic, political or financial market conditions (including conditions in the stock markets or other capital markets and changes in interest or exchange rates), (ii) any change in the market price or trading volume of the Common Stock after the date hereof (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur), (iii) any effect, event, circumstance or change resulting from a change in applicable Law or accounting or principal after the date of this Agreement, (iv) any effect, event, circumstance or change resulting from failure by the Company to meet any projections, forecasts, revenues or earning predictions, estimates or budgets for any period prior to, on or after the date of this Agreement (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur) or (v) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability, natural catastrophe or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether occurring within or outside the United States; provided, that, in the case of clauses (i), (iii) and (v) such occurrence, condition, change, development, event or effect shall only be excluded to the extent it does not have a disproportionate adverse effect on the business, financial condition, or results of operation of the Company and its Subsidiaries, taken as a whole, as compared to other Persons engaged in the investment management business or (b) would prevent the consummation of the transactions contemplated hereby.

        "Consents" means all consents, notices, authorizations, novations, Orders, waivers, approvals, licenses, accreditations, certificates, declarations, filings or expiration of waiting periods, non-objection or confirmation by a rating agency that an action or event will not result in the reduction or withdrawal of a rating.

        "Constituent Documents" means, with respect to any Person that is a corporation, its articles or certificate of incorporation or memorandum and articles of association, as the case may be, and bylaws, with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, with respect to any Person that is a trust or other entity, its declaration or agreement of trust or constituent document, and with respect to any other Person, its comparable organizational documents, in each case, as amended or restated.

        "Continuing Directors" means, as of any date of determination, any member of the Board of Directors who:

          (1)   was a member of such Board of Directors on the Closing Date; or

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          (2)   was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors and other Investor Directors who were members of such Board of Directors at the time of such nomination or election.

        "Contract" means any written or oral contract, agreement, lease, license, indenture, note, bond, mortgage, loan, instrument, conditional sale contract, guarantee commitment or other arrangement, understanding, undertaking or obligation.

        "Conversion Price" shall mean, at any time, $1,000 divided by the Conversion Rate then applicable.

        "Conversion Rate" initially shall equal the quotient of (1) $1,000 divided by (2) 110% of the Strike Price on the shares of Common Stock issued on the Closing Date, as the same is adjusted from time to time in accordance with Section 6. For the avoidance of doubt, the conversion rate initially shall equal $6.05.

        "DCM" means Deerfield Capital Management LLC, a Delaware limited liability company and indirect wholly owned Subsidiary of the Company.

        "Deerfield Special Purpose Entities" means (i) Bridgeport CLO Ltd., Bridgeport CLO II Ltd., Buckingham CDO Ltd., Buckingham CDO II Ltd., Buckingham CDO III Ltd., Burr Ridge CLO Plus Ltd., DFR Middle Market CLO Ltd., DWFC, LLC, Cumberland II CLO Ltd., Forest Creek CLO Ltd., Gillespie CLO PLC, Knollwood CDO Ltd., Knollwood CDO II Ltd., Long Grove CLO Ltd., Market Square CLO Ltd., Marquette Park CLO Ltd., Mid Ocean CBO 2000-1 Ltd., Mid Ocean CBO 2000-1 Ltd., NorthLake CDO I, Limited, Oceanview CBO I, Ltd., Pinetree CDO Ltd., River North CDO Ltd., Rosemont CLO, Ltd., Schiller Park CLO Ltd., Valeo Investment Grade CDO Ltd., Valeo Investment Grade CDO II Ltd., Robeco CDO II Limited, Mayfair Euro CDO I B.V. and Aramis CDO Ltd., (ii) any Person in which the Company or any of its Subsidiaries made or maintains an investment and (x) to which the Company or any of its Subsidiaries provides Investment Management Services or (y) which is directly or indirectly controlled by the Company and (iii) variable interest entities consolidated with the Company in its financial statements in accordance with GAAP.

        "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

        "Designated Senior Debt" means any Senior Debt permitted under this Agreement the principal amount of which is $10.0 million or more and that has been designated by the Company as "Designated Senior Debt."

        "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

        "Equity Value" means, as of any date of determination, the market capitalization of the Company calculated by multiplying the aggregate number of shares of Common Stock then issued and outstanding by the Closing Sale Price as of the Business Day immediately preceding such date of determination.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder.

        "Form ADV" means SEC Form ADV under the Investment Advisers Act.

        "GAAP" shall mean generally accepted accounting principles and practices as in effect on the relevant date, which are recognized as such by the Financial Accounting Standards Board or successor organization, in each case, consistently applied.

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        "Governmental Approvals" means all Consents of a Governmental Authority required in connection with the transactions contemplated hereby.

        "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses, hedging obligations and trade payables), whether or not contingent:

          (1)   in respect of borrowed money;

          (2)   evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) (other than letters of credit issued in respect of trade payables or real estate leases entered into in the ordinary course);

          (3)   in respect of banker's acceptances;

          (4)   representing capital lease Obligations; or

          (5)   representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed,

if and to the extent any of the preceding items (other than letters of credit) would appear as a Liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person. Indebtedness shall be calculated without giving effect to the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness. Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided that Indebtedness shall exclude (i) Obligations under repurchase agreements and Obligations due to brokers and dealers in the ordinary course of business, (ii) Obligations under any "warehouse" financing and (iii) Obligations of any Deerfield Special Purpose Entities.

        "Initial Notes" means the first $25,000,000 aggregate principal amount of Notes issued to Bounty under this Agreement.

        "Intellectual Property" means all (i) foreign and domestic trademarks, service marks, brand names, certification marks, collective marks, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin; (ii) patents; (iii) confidential and proprietary information, trade secrets and know-how; and (iv) copyrights, whether published or unpublished, including copyrights in computer software.

        "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        "Investment Company Act" means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        "Investment Management Entity" means DCM.

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        "Investment Management Services" means any services (including sub-advisory services) which involve (i) the management of an investment account or fund (or portions thereof or a group of investment accounts or funds) of any third party for compensation, and performing activities related or incidental thereto, or (ii) the rendering of advice with respect to the investment and reinvestment of assets or funds (or any group of assets or funds) of any third party (including any "business development company" under the Investment Company Act, or any "real estate investment trust") for compensation, and performing activities related or incidental thereto; provided, that with respect to a third party that is an entity, Investment Management Services shall not be deemed provided to any owner of the third party unless the services in (i) or (ii) above are provided to such owner separate and apart from such services provided to the third party.

        "Investor Director" means any member of the Board of Directors designated by an Investor pursuant to the Stockholders Agreement or otherwise nominated for election by an Investor.

        "Joinder Agreement" means each Joinder Agreement in the form attached hereto as Exhibit C duly authorized, executed and delivered by any Investor to subscribe for Additional Notes and accepted by each of the Company and Bounty.

        "Knowledge of the Company" means the actual knowledge (without due inquiry) of Jonathan Trutter, Robert Contreras, Frank Straub, Aaron Peck, Luke Knecht and Dan Hattori.

        "Law" means any statute, code, Order, law, ordinance, rule, regulation or other requirement of any Governmental Authority.

        "Legal Proceeding" means any judicial, legislative, administrative or arbitral actions, suits, investigations, claims or other proceedings by or before a Governmental Authority.

        "Liabilities" means any and all debts, liabilities, commitments and obligations of any kind, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, asserted or not asserted, known or unknown, determined, determinable or otherwise, whenever or however arising (including, whether arising out of any contract or tort, based on negligence or strict liability) and whether or not the same would be required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

        "Lien" means any lien, security interest or other charge or encumbrance of any kind on the property of a Person, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property, provided the term "Lien" shall not include any license of Intellectual Property.

        "Market Disruption Event" means the occurrence or existence on any Scheduled Trading Day for the Common Stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time within the 30 minutes prior to the closing time of the relevant exchange on such Scheduled Trading Day.

        "Material Adverse Effect" means any effect, event, circumstance or change that (a) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole, or (b) would prevent the consummation of the transactions contemplated hereby.

        "Material Subsidiary" means with respect to the Company, each direct Subsidiary of the Company, other than a Deerfield Special Purpose Entity, that, for the most recently completed fiscal year of the Company for which audited financial statements are available, either (i) has, together with its Subsidiaries, assets that exceed 5% of the total assets shown on the consolidated statement of financial

A-6

condition of the Company as of the last day of such period or (ii) has, together with its Subsidiaries, net sales that exceed 5% of the consolidated net sales of the Company for such period.

        "MGCL" means the Maryland General Corporation Law.

        "NASDAQ" means the NASDAQ Stock Market LLC.

        "Non-Recourse Indebtedness" means Indebtedness incurred by the Company or any of its Subsidiaries with respect to which the applicable creditor has recourse only to (i) a particular asset and not to the general balance sheet of the Company or any of its Subsidiaries or (ii) a Deerfield Special Purpose Entity and, in each case, is not recourse to the general balance sheet of the Company or any of its Subsidiaries other than a Deerfield Special Purpose Entity.

        "Notes" has the meaning assigned to it in the preamble to this Agreement. The Initial Notes and the Additional Notes and all PIK Interest shall be treated as a single class for all purposes under this Agreement, and unless the context otherwise requires, all references to the Notes shall include the Initial Notes and all PIK Interest and all Additional Notes, if any.

        "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

        "Open of Business" means 9:00 a.m. (New York City time).

        "Order" means any judgment, order, injunction, stipulation, decree, writ, doctrine, ruling, assessment or arbitration award or similar order of any Governmental Authority.

        "Other Filings" means any document other than the Proxy Statement to be filed with the SEC in connection with the Transaction Documents, including the Registration Rights Agreement.

        "Payment Agreement" means that certain Payment Agreement and Release, dated as of March 22, 2010, by and among Deerfield & Company LLC, the Company, the several holders of the Seller Notes identified on the signature pages thereto, and the administrative holders and agents in respect of the Seller Notes identified on the signature pages thereto.

        "Permitted Group" means any group of investors that includes a Permitted Holder or Related Party and is deemed to be a "person" (as that term is used in Section 13(d)(3) of the Exchange Act), by virtue of any stockholders agreement, voting agreement or other arrangement.

        "Permitted Holder" means Bounty Investments, LLC.

        "Permitted Junior Securities" means:

          (1)   Equity Interests in the Company or any Subsidiary of the Company; and

          (2)   debt securities that are subordinated to all Senior Debt and any debt securities issued in exchange for Senior Debt to substantially the same extent as, or to a greater extent than, the Notes are subordinated to Senior Debt under this Agreement.

        "Permitted Liens" means (i) statutory Liens of mechanics, materialmen, workmen, repairmen, warehousemen, carriers incurred in the ordinary course of business for amounts which are not delinquent or which are being contested in good faith by appropriate proceedings, (ii) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP or IFRS, as applicable, (iii) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance that have been delivered to the Company or the Investors as applicable, (iv) zoning, building, planning, entitlement and other land use and regulations regulating use or occupancy of the activities conducted on real property imposed by any Governmental Authority having jurisdiction over such real property which are not violated by the current use or occupancy of such real property or the

A-7

operation of the business of the Company, as applicable, or any violation of which is not material to the use of or value of such real property, (v) Intellectual Property licenses, (vi) minor defects or irregularities in title that do not in the aggregate, materially affect the value or current use of the underlying asset, (vii) purchase money liens on assets incurred in the ordinary course of business (viii) Liens in connection with a deposit account bank's right of set-off, (ix) Liens on mortgage securities or U.S. Treasury securities incurred in connection with repurchase agreements in the ordinary course of business and (x) Liens on cash and cash equivalents securing hedging obligations.

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

        "Private Placement Legend" means the legend set forth in Section 7.3(a)(A) hereof to be placed on all Notes issued under this Agreement except where otherwise permitted by the provisions of this Agreement.

        "Proxy Statement" means the Proxy Statement in definitive form relating to the Stockholders Meeting to be filed with the SEC.

        "Record Date" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for the determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, charter, contract or otherwise).

        "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, among the Company, the Investors and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time and, with respect to any Additional Notes, one or more registration rights agreements among the Company and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Company to the purchasers of Additional Notes to register such Additional Notes under the Securities Act.

        "Related Party" means:

          (1)   any controlling stockholder, majority owned Subsidiary, or immediate family member (in the case of an individual) of any Permitted Holder; or

          (2)   any trust, corporation, partnership, limited liability company or other entity, the beneficiaries, stockholders, partners, members, owners or Persons beneficially holding a majority (and controlling) interest of which consist of any one or more Permitted Holders and/or such other Persons referred to in the immediately preceding clause (1).

        "Representative" means the agent, trustee or holder of a majority of the aggregate principal amount outstanding for any Senior Debt.

        "Restricted Note" means a Note bearing the Private Placement Legend.

        "Scheduled Trading Day" means any day that is scheduled by the applicable exchange to be a Trading Day, provided that if the Common Stock is not listed or traded, then a "Scheduled Trading Day" shall have the same meaning as Business Day.

        "SEC" means the U.S. Securities and Exchange Commission.

        "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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        "Self-Regulatory Organization" means each national securities exchange in the United States of America or other commission, board, agency or body that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any party hereto or any of their respective Subsidiaries is otherwise subject.

        "Seller Notes" means, collectively, (i) those certain Series A Senior Secured Notes issued by DFR Merger Company, LLC and Deerfield & Co. due in calendar year 2010 and (ii) those certain Series B Senior Secured Notes issued by DFR Merger Company, LLC and Deerfield & Co. due in calendar year 2012.

        "Senior Debt" means:

          (1)   all Indebtedness of the Company outstanding under the Seller Notes and all Obligations with respect to any of the foregoing;

          (2)   any other Indebtedness of the Company permitted to be incurred under the terms of this Agreement, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes, and

          (3)   all Obligations with respect to the items listed in the preceding clauses (1) and (2).

Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include:

          (4)   any Liability for federal, state, local or other taxes owed or owing by the Company;

          (5)   any Indebtedness of the Company to any of its Subsidiaries or other Affiliates;

          (6)   any Indebtedness incurred for the purchase of goods or materials or for services obtained in the ordinary course of business (other than with the proceeds of revolving credit borrowings permitted hereby);

          (7)   the portion of any Indebtedness that is incurred in violation of this Agreement; or

          (8)   Indebtedness which is classified as non-recourse in accordance with GAAP or any unsecured claim arising in respect thereof by reason of the application of Section 1111(b)(1) of the Bankruptcy Code.

        "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

        "Special Interest" has the meaning assigned to that term pursuant to the Registration Rights Agreement.

        "Stockholder Approval" means the approval of the issuance of the Stock Consideration and the shares of Common Stock issuable upon conversion of the Notes by the affirmative vote of a majority of the total votes cast by the holders of Common Stock at a Stockholders Meeting (or any adjournment or postponement thereof).

        "Stock Consideration" means the shares of Common Stock issued to Bounty pursuant to the Acquisition Agreement.

        "Strike Price" means $5.50 per share of Common Stock.

        "Subsidiary" of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than fifty percent (50%) of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of

A-9

such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided that the Deerfield Special Purpose Entities shall not be deemed to be Subsidiaries of the Company for purposes of this Agreement.

        "Tax Returns" means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a taxing authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

        "Taxes" means (i) any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including, without limitation (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, escheat, transfer and gains taxes, and customs duties, and (ii) any Liability in respect of any items described in clause (i) above as a transferee or successor, pursuant to Treasury Regulation §1.1502-6 (or any similar provision of state, local or foreign Law), as an indemnitor, guarantor, surety or in a similar capacity under any contract, arrangement, agreement, understanding or commitment (whether oral or written) or as a result of successor liability or otherwise.

        "Termination Agreement" means the termination agreement, dated as of March 21, 2010, entered into by and among Pegasus Deerfield (AIV), LLC, a Delaware limited liability company, PGS Management, LLC, a Delaware limited liability company, the Company, Deerfield Capital Management, LLC, a Delaware limited liability company, DPLC General Partner LLC, a Delaware limited liability company, Deerfield Loan Manager LLC, a Delaware limited liability company, Deerfield Pegasus Loan Capital LP, a Delaware limited partnership and Jonathan Trutter.

        "Third Party Consents" means all consents or waivers or notices to any party (other than a Governmental Authority) to any Contract to which any of the parties hereto is a party or by which any of their respective assets or properties are bound.

        "Trading Day" means a day on which (i) there is no Market Disruption Event and (ii) trading in the Company's securities generally occurs on the NASDAQ, or if shares of Common Stock are not listed on the NASDAQ, then as reported by the New York Stock Exchange or the principal other national or regional securities exchange on which the shares of Common Stock are then traded, or if the Common Stock is not listed or approved for trading on the New York Stock Exchange or another national or regional securities exchange, on the principal market on which shares of the Common Stock are then traded, provided that if the Common Stock is not so listed or traded, then a "Trading Day" shall have the same meaning as Business Day.

        "Unrestricted Note" means a Note that does not bear and is not required to bear the Private Placement Legend.

        "Voting Stock" of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

        "WARN" means the Worker Adjustment and Retraining Notification Act or any state or local Law regarding the termination or layoff of employees.

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EXHIBIT B

FORM OF NOTE

[Face of Note]

[Insert Original Issue Discount Legend here, if applicable pursuant to the terms of the Convertible Notes Agreement.]

Senior Subordinated Convertible Notes due 20[ ]
No.	$ *
[NAME OF COMPANY]
promises to pay to or registered assigns,
the principal sum of	DOLLARS* on [ ], 20[ ].(1)
Interest Payment Dates: January 1, April 1, July 1 and October 1
Record Dates: December 15, March 15, June 15 and September 15
Dated: , 20[ ]

DEERFIELD CAPITAL CORP.
By:
Name:
Title:

*
As the same may be increased in accordance with the Schedule of Capitalization of PIK Interest attached hereto.

(1)
The date of payment is to be filled in with the date determined in accordance with the definition of "Maturity Date" in Section 2.5 of the Convertible Note Agreement.

B-1

 [BACK OF NOTE]
SENIOR SUBORDINATED CONVERTIBLE NOTES DUE 20[    ]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Convertible Note Agreement.]

        Capitalized terms used herein have the meanings assigned to them in the Convertible Note Agreement referred to below unless otherwise indicated.

            (i)  INTEREST.    Deerfield Capital Corp., a Maryland corporation (the "Company"), promises to pay or cause to be paid interest on the principal amount of this Note at the rate per annum specified in the next sentence from [                        ], 20[    ] until maturity and shall pay the Special Interest, if any, payable pursuant to the Registration Rights Agreement referred to below.

  Initially, the Interest Rate shall equal the Cash Interest Rate which is the per annum rate specified in the following table corresponding to the applicable Interest Period:(2)

Period	Interest Rate
[ ], 2010 -[ ], 2012	8.00%
[ ], 2012 -[ ], 2013	9.00%
[ ], 2013 -[ ], 2014	10.00%
Thereafter	11.00%

  To the extent the Company has made a PIK Election, then from and after such PIK Election the Company shall pay the PIK Interest Rate which is the per annum rate specified in the following table corresponding to the applicable Interest Period:(2)

(2)
The dates in the following table are to be filled-in with the dates determined in accordance with the respective corresponding provisions of Section 2.6(e) of the Convertible Note Agreement.

Period	Interest Rate
[ ], 2010 -[ ], 2012	10.00%
[ ], 2012 -[ ], 2013	11.00%
Thereafter	12.00%

  For the avoidance of doubt, (i) if a PIK Election is made, then the PIK Interest Rate shall apply to the calculation of all interest due on the applicable Interest Payment Date and (ii) once a PIK Election has been made the PIK Interest Rate shall apply to all subsequent Interest Periods for all interest paid, whether in cash or in kind.

        Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

  The Company will pay interest and Special Interest, if any, quarterly in arrears on each January 1, April 1, June 1 and October 1 (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent Interest Payment Date or, if no interest has been paid with respect to a Note, from the date of issuance of such Note. Interest shall be paid in full in cash on each Interest Payment Date; provided that, at the Company's election in its sole discretion (but subject to compliance with the requirements of this clause (c)), the Company may pay up to 50% of the interest payment due on any Interest Payment Date in PIK Interest. "PIK Interest" shall mean the capitalizing of unpaid interest to the principal amount of the Notes or by paying interest in-kind in respect of the Notes by issuing additional Notes on each Interest Payment Date. The Company's ability to elect to pay PIK Interest is subject to the conditions set forth in Section 2.6(c) of the Convertible Note Agreement.

B-2

  Notwithstanding the foregoing, commencing with the first "accrual period" (as defined for purposes of Section 163(i) of the Code) ending after the fifth year anniversary of the Closing Date and continuing with each subsequent accrual period thereafter, the Company shall pay in cash, on the first Business Day immediately preceding the end of such accrual period, an AHYDO Catch-Up Payment, which shall first be allocated to the accrued and unpaid original issue discount as of the applicable payment date.

  The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of cash interest, PIK Interest and Special Interest, if any, to the extent lawful, at a rate per annum equal to the rate of interest then otherwise applicable to the Notes plus 200 basis points (such 200-basis point increase, "Default Interest"). Default Interest shall be payable on demand and may only be paid in cash.

           (ii)  METHOD OF PAYMENT.    The Company will pay interest on the Notes (except Default Interest) and Special Interest, if any, to the Persons who are registered Holders of Notes at the Close of Business on the December 15, March 15, June 15 or September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.6(f) of the Convertible Note Agreement with respect to Default Interest. The Notes will be payable as to principal, premium, if any, interest and Special Interest, if any, at the office or agency of the Paying Agent and Registrar within the City and State of New York, or, at the option of the Company, payment of interest and Special Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of, premium on, if any, interest and Special Interest, if any, on, all Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          (iii)  PAYING AGENT AND REGISTRAR.    Initially, the Company will act as Paying Agent and Registrar. The Company may change the Paying Agent or Registrar without prior notice to the Holders of the Notes. The Company or any of its Subsidiaries may act as Paying Agent or Registrar. Notwithstanding anything herein to the contrary, a Note shall be transferred (in whole or in part) only by the recordation of such transfer on the Register.

          (iv)  CONVERTIBLE NOTE AGREEMENT.    The Company issued the Notes under a Senior Subordinated Convertible Note Agreement dated as of March 22, 2010 (the "Convertible Note Agreement") among the Company and the Holders from time to time party thereto. The terms of the Notes include those stated in the Convertible Note Agreement. The Notes are subject to all such terms, and Holders are referred to the Convertible Note Agreement for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Convertible Note Agreement, the provisions of the Convertible Note Agreement shall govern and be controlling. The Notes are unsecured senior subordinated obligations of the Company. The Convertible Note Agreement does not limit the aggregate principal amount of Notes that may be issued thereunder.

           (v)  OPTIONAL REDEMPTION.

          The Notes will not be redeemable at the Company's option prior to [                        ], 2012.(3)

(3)
The dates in this paragraph (v) are to be filled-in with the dates determined in accordance with the respective corresponding provisions of Section 4.1 of the Convertible Note Agreement.

          On or after [                        ], 2012, the Company may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount thereof plus (i) if the redemption date is on or prior to [

B-3

                          ], 2013, the Interest Rate then in effect as an additional percentage of principal amount, (ii) if the redemption date is after [                        ], 2013 but on or prior to [                        ], 2014, one-half of the Interest Rate then in effect as an additional percentage of principal amount, in each case plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date.

          Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

          (vi)  MANDATORY REDEMPTION.    The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

         (vii)  REPURCHASE AT THE OPTION OF HOLDER.    If there is a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000,000 or an integral multiple of $1,000 in excess thereof) of each Holder's Notes at a purchase price in cash equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest and Special Interest, if any, thereon to the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the "Change of Control Payment"). Within ten days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Convertible Note Agreement.

        (viii)  NOTICE OF REDEMPTION.    At least 30 days but not more than 60 days before a redemption date, the Company will mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address. Notes and portions of Notes selected will be in amounts of $1,000,000 or whole multiples of $1,000 in excess thereof; except that if all of the Notes of a Holder are to be redeemed or purchased, the entire outstanding amount of Notes held by such Holder shall be redeemed or purchased.

          (ix)  DENOMINATIONS, TRANSFER, EXCHANGE.    The Notes are in registered form in denominations of $1,000,000 and integral multiples thereof; provided that the principal amount of Notes may cease to be in integral multiples of $1,000 in excess thereof to the extent the Company elects to pay PIK Interest. The transfer of Notes is required to be recorded on a register and Notes may be exchanged as provided in the Convertible Note Agreement. The Registrar and the Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by Law or permitted by the Convertible Note Agreement. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

           (x)  PERSONS DEEMED OWNERS.    The registered Holder of a Note may be treated as the owner of it for all purposes. Only registered Holders have rights under the Convertible Note Agreement.

          (xi)  AMENDMENT, SUPPLEMENT AND WAIVER.    Subject to certain exceptions, the Convertible Note Agreement or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, including Additional Notes, if any, voting as a single class, and any existing Default or Event of Default or compliance with any provision of the Convertible Note Agreement or the Notes may be

B-4

  waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes, including Additional Notes, if any, voting as a single class. The Convertible Note Agreement may not be amended without the consent of Holders of Notes.

         (xii)  DEFAULTS AND REMEDIES.    Events of Default include: (i) default for 15 days after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes in the payment when due of interest and Special Interest, if any, on, the Notes, whether or not prohibited by the subordination provisions of the Convertible Note Agreement; (ii) default after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes in the payment when due (at maturity, upon redemption or otherwise) of the principal (including PIK Interest previously paid) of, or premium on, if any, the Notes, whether or not prohibited by the subordination provisions of the Convertible Note Agreement, (iii) failure by the Company or any of its Subsidiaries after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes to comply with the provisions of Section 3.9 of the Convertible Note Agreement; (iv) failure by the Company or any of its Subsidiaries for 30 days after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other agreements in the Convertible Note Agreement; (v) default under certain other agreements relating to Indebtedness of the Company which default is a Payment Default or results in the acceleration of such Indebtedness prior to its express maturity; (vi) failure by the Company or any of its Material Subsidiaries to pay certain final judgments, which judgments are not paid, discharged or stayed, for a period of 60 days after notice to the Company by the Holders of at least a majority in aggregate principal amount of the Notes and, in the event such judgment is covered by insurance, an enforcement proceeding has been commenced by any creditor upon such judgment or decree that is not promptly stayed; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries that is a Material Subsidiary or any group of Subsidiaries that, taken together, would constitute a Material Subsidiary. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, any Subsidiary of the Company that is a Material Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Material Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Holders of at least 33 1/3% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately; provided that so long as any Indebtedness permitted to be incurred pursuant to Designated Senior Debt is outstanding, such acceleration will not be effective until the earlier of (1) the acceleration of such Indebtedness under such Designated Senior Debt or (2) five Business Days after receipt by the Company of written notice of such acceleration. Holders may not enforce the Convertible Note Agreement or the Notes except as provided in the Convertible Note Agreement. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Holders. The Holders of a majority in aggregate principal amount of the then outstanding Notes may, on behalf of all the Holders, rescind an acceleration or waive an existing Default or Event of Default and its respective consequences under the Convertible Note Agreement except a continuing Default or Event of Default in the payment of principal of, premium on, if any, interest or Special Interest, if any, on, the Notes (including in connection with an offer to purchase). The Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Holders a statement specifying such Default or Event of Default.

        (xiii)  SUBORDINATION.    Payment of principal of, premium on, if any, interest and Special Interest, if any, on, the Notes is subordinated to the prior payment of Senior Debt on the terms provided in the Convertible Note Agreement.

B-5

        (xiv)  CONVERSION.    Subject to the provisions of the Convertible Note Agreement, this Note may be converted by the Holder at any time into shares of Common Stock of the Company at an initial Conversion Rate of [            ](4) per $1,000 of principal amount of Notes. The Conversion Rate is subject to adjustment for a number of events specified in Section 6 of the Convertible Note Agreement. No fractional shares of Common Stock will be issued by the Company upon conversion of Notes, but instead the Company shall pay the Holder cash in respect of such fractional shares.

(4)
The Conversion Rate in this paragraph (xiv) is to be filled-in with the rate determined in accordance with the definition of Conversion Rate in Annex A to the Convertible Note Agreement.

         (xv)  NO RECOURSE AGAINST OTHERS.    No director, officer, employee, incorporator or stockholder of the Company, as such, will have any Liability for any obligations of the Company under the Notes, the Convertible Note Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such Liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive Liabilities under the federal securities Laws.

        (xvi)  ABBREVIATIONS.    Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

       (xvii)  ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED NOTES.    In addition to the rights provided to Holders of Notes under the Convertible Note Agreement, Holders of Restricted Notes will have all the rights set forth in the Registration Rights Agreement dated as of the Closing Date (as defined in the Convertible Note Agreement), among the Company and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company and the other parties thereto, relating to rights given by the Company to the purchasers of any Additional Notes (collectively, the "Registration Rights Agreement").

      (xviii)  GOVERNING LAW.    THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE CONVERTIBLE NOTE AGREEMENT AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

        The Company will furnish to any Holder upon written request and without charge a copy of the Convertible Note Agreement and/or the Registration Rights Agreement. Requests may be made to:

  Deerfield Capital Corp.
  6250 North River Road
  9th Floor
  Rosemont, Illinois 60018
  Attention: Robert Contreras

B-6

 Assignment Form

        To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:	(Insert assignee's legal name)

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)
and irrevocably appoint	to
transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor).

B-7

Option of Holder to Elect Purchase

        If you want to elect to have this Note purchased by the Company pursuant to Section 3.8 of the Convertible Note Agreement, please check this box: ☐

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.8 of the Convertible Note Agreement, state the amount you elect to have purchased:

$
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor).

B-8

 Schedule of Capitalization of PIK Interest

        The following increases to the principal amount of this Note have been made as a result of the capitalization of PIK Interest to the principal amount hereof:

Date of PIK Interest Payment	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such increase	Authorized officer that approved of this change (in Notice of PIK Election)

B-9

EXHIBIT C

FORM OF JOINDER AGREEMENT

        Joinder Agreement (this "Joinder Agreement"), dated as of [                    ], 2010, among Deerfield Capital Corp., a Maryland corporation (the "Company"), Bounty Investments, LLC ("Bounty") and [                    ] (the "Additional Investor").

        WHEREAS, the Company and Bounty heretofore executed and delivered that certain Senior Subordinated Convertible Note Agreement, dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the "Convertible Note Agreement"), providing for the issuance sale of the Securities (all capitalized terms used but not defined herein shall have the meaning assigned to them in the Convertible Note Agreement); and

        WHEREAS, pursuant to Section 2.4 of the Convertible Note Agreement, the Additional Investor signatory hereto has agreed to subscribe for and purchase $[                    ] in aggregate principal amount of Additional Notes (the "Subscribed Additional Notes") pursuant to the Convertible Note Agreement, and to join in the Convertible Note Agreement, by executing and delivering this Agreement.

        NOW, THEREFORE, each of the undersigned hereby agrees as follows:

        1.    Purchase.     The undersigned Additional Investor hereby subscribes to purchase for cash at face value the Subscribed Additional Notes, to be issued by the Company to the Additional Investor on [                    ], 20[    ] and such Subscribed Additional Notes shall accrue interest in accordance with the Convertible Note Agreement from such date of issuance.

        2.    Joinder.     The undersigned Additional Investor hereby acknowledges that it has received and reviewed a copy of the Convertible Note Agreement and all other documents it deems necessary to enter into this Joinder Agreement. The undersigned Additional Investor acknowledges and agrees (i) that by entering into this Joinder Agreement, the undersigned will become subject to the terms of the Convertible Note Agreement in all respects as if such undersigned were an original party thereto, (ii) to make, and hereby makes, each of the representations, warranties and acknowledgments of or made by the several Investors in the Convertible Note Agreement with respect to the undersigned Additional Investor, (iii) to be bound by all covenants and agreements applicable to the several Investors in the Convertible Note Agreement, and (iv) to perform all obligations and duties required of the Investors pursuant to the Convertible Note Agreement. The undersigned affirms that it has complied with all obligations, covenants and agreements in the Convertible Note Agreement as of the date hereof as if such undersigned was an original party thereto.

        3.    Representations and Warranties and Agreements.     The undersigned Additional Investor hereby represents and warrants to and agrees with the Company and Bounty that (i) it has all requisite corporate, or limited liability company or other applicable power and authority to execute, deliver and perform its obligations under this Joinder Agreement, (ii) it has duly authorized the execution and delivery of this Joinder Agreement and entry into the Convertible Note Agreement and the consummation of the transactions contemplated hereby and thereby, (iii) it has duly executed and delivered this Joinder Agreement to the Company and Bounty, (iv) this Joinder Agreement, taken together with the Convertible Note Agreement, constitutes a valid and legally binding agreement enforceable against the undersigned Additional Investor in accordance with their respective terms and (v) the representations, warranties and covenants of the undersigned set forth in the Convertible Note Agreement are true and correct as of the date hereof.

C-1

        4.    Notice.     Pursuant to Section 13.7 of the Convertible Note Agreement, all Notices to the undersigned shall be addressed to:

    [Investor]
    [                    ]

    Telephone: [                    ]
    Facsimile No: [                ]
    Attention: [                    ]
    Email: [                        ]

    With a copy to:

    [                    ]
    [                    ]
    Telephone: [                    ]
    Facsimile No: [                    ]
    Attention: [                    ]
    Email: [                    ]

        5.    General Provisions.     This Joinder Agreement shall be operative and effective pursuant to the Convertible Note Agreement only once it has been countersigned by each of the Additional Investor, the Company and Bounty. This Joinder Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Joinder Agreement.

        6.    Amendments.     This Joinder Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

        7.    Governing Law Provisions.     This Agreement shall be governed in all respects by the Laws of the State of New York without regard to choice of laws or conflict of laws provisions thereof that would require the application of the laws of any other jurisdiction.

[THIS SPACE LEFT BLANK INTENTIONALLY]

C-2

        IN WITNESS WHEREOF, the undersigned has executed this agreement this [    ] day of [    ].

[ ]
By:
Name:
Title:

Accepted as of the date hereof: DEERFIELD CAPITAL CORP.
By:
Name:
Title:
Accepted as of the date hereof: BOUNTY INVESTMENTS, LLC
By:
Name:
Title:

C-3

EXHIBIT D

FORM OF PIK ELECTION

Deerfield Capital Corp.
6250 North River Road
9th Floor
Rosemont, Illinois 60018

[DATE]

  Re:
  Notice of Intention to Pay PIK Interest
  on Senior Subordinated Convertible Notes due 20[    ]

Ladies & Gentlemen:

        Reference is hereby made to that certain Senior Subordinated Convertible Note Agreement, dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the "Convertible Note Agreement"), among Deerfield Capital Corp., a Maryland corporation (the "Company"), and the Holders from time to time party thereto. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Convertible Note Agreement.

        Pursuant to Section 2.6(c) of the Convertible Note Agreement, the Company hereby irrevocably elects to pay interest on the Notes for the Interest Period beginning on [                    ], 20[    ], as indicated in Item A below:

A	Portion of Interest to be paid in PIK (expressed as a percent of total interest payment, not to exceed 50% of interest payable for the Interest Period)		[ ]	%
B	Aggregate principal amount of Notes issued under Convertible Note Agreement (excluding prior payments of PIK Interest)	$	[ ]
C	Aggregate of all prior payments of PIK Interest	$	[ ]
D	Total principal amount of Notes outstanding (sum of B + C)	$	[ ]
E	Applicable Interest Rate pursuant to Section 2.6(e) of Convertible Note Agreement (excluding Default Interest, if any)		[ ]	%
F	Total interest payable for Interest Period (applying E to D)	$	[ ]
G	Total PIK Interest (product of A × F)	$	[ ]
H	Total interest to be paid in cash (sum of F - G)	$	[ ]

        The Company represents and warrants to the Holders that this PIK Election is made in compliance with the requirements of Section 2.6(c) and that the calculations set forth above accurately reflect the interest payable in respect of all Notes outstanding (including on prior payments of PIK Interest) for the applicable Interest Period.

        Each Holder is hereby authorized, on the scheduled Interest Payment Date, to add to the principal amount of each Note outstanding the corresponding amount under the heading "PIK Interest payable on such Note" for the respective Note on the Schedule of Capitalization of PIK Interest attached

D-1

thereto, which when accompanied by this instrument shall be conclusive proof of the increase in the principal amount of such Note:

Note Number	Holder	Principal Amount Prior to this Notice	PIK Interest payable on such Note	Total Principal Amount of Note upon payment of PIK Interest

Very truly yours,
DEERFIELD CAPITAL CORP.
By:
Name:
Title:

D-2

EXHIBIT E

FORM OF NOTICE OF CONVERSION

Deerfield Capital Corp.
6250 North River Road
9th Floor
Rosemont, Illinois 60018

[DATE]

  Re:
  Notice of Conversion
  of Senior Subordinated Convertible Notes due 20[    ]

Ladies & Gentlemen:

        Reference is hereby made to that certain Senior Subordinated Convertible Note Agreement, dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the "Convertible Note Agreement"), among Deerfield Capital Corp., a Maryland corporation (the "Company"), and the Holders from time to time party thereto. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Convertible Note Agreement.

                                                         , (the "Owner") owns and proposes to convert the Note[s] specified herein, in the principal amount of $            in such Note[s] (the "Conversion") pursuant to Section 5 of the Convertible Note Agreement. In connection with the Conversion, the Owner hereby certifies that, as Owner of this Note, hereby irrevocably exercises the option to convert this Note, or such portion of this Note in the principal amount designated above, into shares of Common Stock in accordance with the terms of Convertible Note Agreement, and directs that such shares, together with a check in payment for any fractional share and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Exchange Act. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:
[OWNER]
By:
Name:
Title:

E-1

If only a portion of a Note is to be converted, please indicate:

  1.
  Principal amount to be converted: U.S. $

  2.
  Principal amount and denomination of Notes representing unconverted principal amount to be issued:

        Amount: U.S. $                    Denominations: U.S. $

If shares of Common Stock or Notes are to be
registered in the name of a Person other than the Holder,
please print such Person's name and address:

(Name)
(Address)
Social Security or other Identification Number, if any.
[Signature Guaranteed]

E-2

EXHIBIT F

FORM OF NOTICE OF TRANSFER

Deerfield Capital Corp.
6250 North River Road
9th Floor
Rosemont, Illinois 60018

[DATE]

  Re:
  Notice of Conversion
  of Senior Subordinated Convertible Notes due 20[    ]

Ladies & Gentlemen:

        Reference is hereby made to that certain Senior Subordinated Convertible Note Agreement, dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the "Convertible Note Agreement"), among Deerfield Capital Corp., a Maryland corporation (the "Company"), and the Holders from time to time party thereto. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Convertible Note Agreement.

                                                         , (the "Transferor") owns and proposes to transfer the Note[s] specified in Annex A hereto, in the principal amount of $            in such Notes (the "Transfer"), to                                    (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

        1.     ☐    Check if Transferee will take delivery of a Restricted Note pursuant to Rule 144A.    The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Note is being transferred to a Person that the Transferor reasonably believes is purchasing the Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities Laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Convertible Note Agreement, the transferred Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Note and in the Convertible Note Agreement and the Securities Act.

        2.     ☐    Check if Transferee will take delivery of a Restricted Note pursuant to Regulation S.    The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Convertible Note Agreement, the transferred Note will be subject to the restrictions on Transfer enumerated in the

F-1

Private Placement Legend printed on the Note and in the Convertible Note Agreement and the Securities Act.

        3.     ☐    Check and complete if Transferee will take delivery of a Restricted Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S.    The Transfer is being effected in compliance with the transfer restrictions applicable to Restricted Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities Laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a)   ☐    such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

OR

          (b)   ☐    such Transfer is being effected to the Company or a subsidiary thereof;

OR

          (c)   ☐    such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

OR

          (d)   ☐    such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to Restricted Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Convertible Note Agreement and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Convertible Note Agreement, the transferred Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Notes and in the Convertible Note Agreement and the Securities Act.

          4.     ☐    Check if Transferee will take delivery of an Unrestricted Note.

          (a)   ☐    Check if Transfer is pursuant to Rule 144.    (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Convertible Note Agreement and any applicable blue sky securities Laws of any state of the United States and (ii) the restrictions on transfer contained in the Convertible Note Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Convertible Note Agreement, the transferred Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Notes and in the Convertible Note Agreement.

          (b)   ☐    Check if Transfer is Pursuant to Regulation S.    (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Convertible Note Agreement and any applicable blue sky securities Laws of any state of the United States and (ii) the restrictions on transfer contained in the Convertible Note Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the

F-2

  proposed Transfer in accordance with the terms of the Convertible Note Agreement, the transferred Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Notes and in the Convertible Note Agreement.

          (c)    ☐    Check if Transfer is Pursuant to Other Exemption.    (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Convertible Note Agreement and any applicable blue sky securities Laws of any State of the United States and (ii) the restrictions on transfer contained in the Convertible Note Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Convertible Note Agreement, the transferred Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Notes and in the Convertible Note Agreement.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]
By:
Name:
Title:
Dated:

F-3

EXHIBIT G

Form of Legal Opinion

        1.     The Company is a corporation duly incorporated under the general corporation law of the State of Maryland with corporate power and authority to own its properties and to conduct its business as presently conducted. The Company is validly existing and in good standing under the laws of the State of [            ] and is qualified to do business in the following States: [            ].

        2.     The Convertible Note Agreement has been duly authorized by all necessary corporate action of the Company, has been duly executed and delivered by the Company, and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

        3.     The Convertible Notes have been duly authorized by all necessary corporate action of the Company and, when executed and issued in accordance with the terms of the Convertible Note Agreement and delivered and paid for in accordance with the terms of the Convertible Note Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

        4.     The shares of Common Stock initially issuable upon conversion of the Convertible Notes have been duly authorized by all necessary corporate action of the Company and reserved for issuance upon conversion of the Convertible Notes and, when issued and delivered upon conversion of the Notes in accordance with the terms of the Convertible Note Agreement, will be validly issued, fully paid and non-assessable.

        5.     The Registration Rights Agreement has been duly authorized by all necessary corporate action of the Company, has been duly executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

        6.     The execution and delivery of the Convertible Note Agreement and the Registration Rights Agreement and the issuance and sale of the Convertible Notes by the Company do not on the date hereof:

            (i)  violate the Company's Governing Documents;

           (ii)  result in the breach of or a default under any of the Specified Agreements;

          (iii)  violate any federal, New York or Maryland statute, rule or regulation or Court Order applicable to the Company; or

          (iv)  require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal, New York or Maryland statute, rule or regulation applicable to the Company on or prior to the date hereof that have not been obtained or made.

        7.     No registration of the Convertible Notes under the Securities Act of 1933, as amended, is required for the purchase of the Convertible Notes in the manner contemplated by the Convertible Note Agreement.

        8.     The Company is not, and immediately after giving effect to the sale of the Convertible Notes in accordance with the Convertible Note Agreement and the application of the proceeds as described in Section 3.12 of the Convertible Note Agreement will not be required to be, registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

G-1

EXHIBIT H

Form of Registration Rights Agreement

H-1

DEERFIELD CAPITAL CORP.

SENIOR SUBORDINATED CONVERTIBLE NOTES

March 22, 2010

i

ii

iii

Annex D

Majority Voting Bylaw Provisions.
(to replace existing provisions)

        Section 7.    Voting.

          (a)(i)  Each director to be elected by stockholders after the effective date of this Bylaw shall be elected by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a majority of votes cast (a "Majority Vote") shall mean that the number of votes cast "for" a director's election exceeds the number of votes "withheld" from or cast "against" that director's election. Votes cast shall exclude "abstentions" and any "broker non-votes" with respect to that director's election. Notwithstanding the foregoing, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of all the votes cast at a meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a contested election shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination that an election is "contested" to be made by the Secretary within 30 days following the close of the applicable notice of nomination period set forth in Section 11, based on whether one or more notices of nomination meeting the requirements of Section 11 were timely filed in accordance with Section 11 (provided that the determination that an election is a "contested election" shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity). If, prior to the day preceding the day the Company first mails its notice of meeting in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election.

             (ii)  In order for any incumbent director to become a nominee of the Board of Directors for further service on the Board of Directors, such person shall submit an irrevocable resignation, contingent on that person's not receiving a Majority Vote in an election that is not a contested election. In the event an incumbent director fails to receive a Majority Vote in an election that is not a contested election, the resignation of such incumbent director shall be automatically effective without any further action by the Board or any committee thereof and the Board of Directors may, in its sole discretion, fill any resulting vacancy pursuant to the provisions of Section 12.

        Section 3.    Resignations.

        Any Director may resign at any time by sending a written notice of such resignation to the principal executive office of the Corporation addressed to the Chairman of the Board or the President. Such resignation shall take effect at the time specified therein or upon the happening of an event or events specified therein, or if the time is not specified and the resignation is not made contingent upon the happening of an event or events, upon receipt thereof by the Chairman of the Board or the President.

D-1

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING OF

DEERFIELD CAPITAL CORP.

To Be Held On:

MAY  , 2010 at     EDT

at

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

We encourage you to access and review all of the important information contained in the proxy materials that have been sent with to you before voting.

Please visit http://www.deerfieldcapital.com, where each of the materials that contained in this proxy statement are also available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (or international callers)

E-MAIL: info@amstock.com

WEBSITE: https://secure.amstock.com/voteproxy/login2.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1.     To approve (i) the issuance of 4,545,455 shares of common stock, par value $0.001 per share of Deerfield Capital Corp. in connection with Deerfield Capital Corp.’s proposed acquisition of Columbus Nova Credit Investments Management, LLC from Bounty Investments, LLC and (ii) the potential issuance of 4,132,231 shares of common stock of Deerfield Capital Corp. (as such amount may be adjusted in certain events or increased in connection with the payment of paid-in-kind interest) upon the conversion of $25 million in aggregate principal amount of senior subordinated convertible notes that Bounty Investments LLC has agreed to purchase.

2.     To elect two Class III directors to serve on the board of directors of Deerfield Capital Corp. for a three-year term and until their successors have been duly elected or appointed and qualified.

NOMINEES:	Jonathan W. Trutter
Robert B. Machinist

3.     To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

4.     To approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1 or 2.

These items of business are more fully described in the proxy statement.  The record date for the Meeting is April 19, 2010.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

THE BOARD OF DIRECTOR RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NOS. 1, 2, 3 and 4.

ANNUAL MEETING OF STOCKHOLDERS OF

DEERFIELD CAPITAL CORP.

PROXY VOTING INSTRUCTIONS

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE — Call toll free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON — You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card

are available at http:/www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE      ☒

1.     Approve (i) the issuance of 4,545,455 shares of common stock, par value $0.001 per share of Deerfield Capital Corp. in connection with Deerfield Capital Corp.’s proposed acquisition of Columbus Nova Credit Investments Management, LLC from Bounty Investments, LLC and (ii) the potential issuance of 4,132,231 shares of common stock of Deerfield Capital Corp. (as such amount may be adjusted in certain events or increased in connection with the payment of paid-in-kind interest) upon the conversion of $25 million in aggregate principal amount of senior subordinated convertible notes that Bounty Investments LLC has agreed to purchase.

☐	FOR
☐	AGAINST
☐	ABSTAIN

2.     To elect two Class III directors to serve on the board of directors of Deerfield Capital Corp. for a three-year term and until their successors have been duly elected or appointed and qualified.

NOMINEES:	Jonathan W. Trutter
Robert B. Machinist

Jonathan W. Trutter		Robert B. Machinist
☐	FOR	☐	FOR
☐	WITHHOLD	☐	WITHHOLD

3.     To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐	FOR
☐	AGAINST
☐	ABSTAIN

4.     Approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approval Proposal Nos. 1 or 2.

☐	FOR
☐	AGAINST
☐	ABSTAIN

These items of business are more fully described in the proxy statement.  The record date for the Annual Meeting is April 19, 2010.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Signature of Stockholder	Date

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Note:       Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Directions to the Company’s Annual Meeting of Stockholders are posted on the “DFR Stockholder Info” section of the Company’s internet web site, http://www.deerfieldcapital.com, and may also be obtained by contacting the Company’s Legal Department, in writing, at Deerfield Capital Corp., 6250 North River Road, 9th Floor, Rosemont, Illinois 60018, or by phone, at (773) 380-1600.

DEERFIELD CAPITAL CORP.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of Deerfield Capital Corp., a Maryland corporation (the “Company”), hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company’s Annual Meeting of Stockholders to be held on May   , 2010 at               EDT (the “Meeting”).  The undersigned stockholder(s) of the Company hereby appoint(s) Robert A. Contreras and Francis P. Straub III or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Meeting to be held at              , or at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

(Continued and to be signed on the reverse side.)